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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                MANAGEMENT INVESTMENT COMPANIES


          Investment Company Act file number:   811-4000
                                                --------

                    SUMMIT MUTUAL FUNDS, INC.
        (Exact name of registrant as specified in charter)

           1876 Waycross Road, Cincinnati, Ohio 45240
        (Address of principal executive offices)  (Zip code)

                      John F. Labmeier, Esq.
            The Union Central Life Insurance Company
                          P.O. Box 40888
                        1876 Waycross Road
                      Cincinnati, Ohio 45240
             (Name and address of agent for service)

Registrant's telephone number, including area code:   (513) 595-2600

Date of fiscal year end:           December 31, 2005

Date of reporting period:          December 31, 2005

ITEM 1.   REPORT TO STOCKHOLDERS

SUMMIT MUTUAL FUNDS

DECEMBER 31, 2005

ANNUAL REPORT

SUMMIT PINNACLE SERIES
ZENITH PORTFOLIO
BOND PORTFOLIO
S&P 500 INDEX PORTFOLIO
S&P MIDCAP 400 INDEX PORTFOLIO
BALANCED INDEX PORTFOLIO
NASDAQ-100 INDEX PORTFOLIO
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
EAFE INTERNATIONAL INDEX PORTFOLIO
LEHMAN AGGREGATE BOND INDEX PORTFOLIO

[SUMMIT MUTUAL FUNDS LOGO]

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
ANNUAL REPORT - TABLE OF CONTENTS

Message from the President                                                     1
    Fund Expenses                                                              2

Portfolio Managers' Reports and Financial Statements:
    Zenith Portfolio                                                           3
    Bond Portfolio                                                             8
    S&P 500 Index Portfolio                                                   16
    S&P MidCap 400 Index Portfolio                                            25
    Balanced Index Portfolio                                                  34
    Nasdaq-100 Index Portfolio                                                44
    Russell 2000 Small Cap Index Portfolio                                    50
    EAFE International Index Portfolio                                        73
    Lehman Aggregate Bond Index Portfolio                                     86

Notes to Financial Statements                                                 92

Report of Independent Registered Public Accounting Firm                       95


A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE PORTFOLIOS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES AND INFORMATION REGARDING HOW THE PORTFOLIOS VOTED PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-877-546-FUND, OR ON THE PORTFOLIOS' WEBSITE AT www.summitfunds.com, OR ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://www.sec.gov.

THIS FUND FILES A COMPLETE SCHEDULE OF INVESTMENTS IN SECURITIES WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov. THE FUND'S FORM N-Q MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF CONTRACT OWNERS AND IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS OF CONTRACTS UNLESS IT IS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS FOR SUMMIT MUTUAL FUNDS, INC.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                      MESSAGE FROM THE PRESIDENT

We are pleased to send you Summit Mutual Funds' 2005 Annual Report for the fiscal year ended December 31, 2005. We welcome new and thank existing investors in the Summit Funds. We strive to help you reach your financial goals.

The economy showed a notable resiliency this fiscal year. Returns in all the core asset classes were positive and real gross domestic product showed consistent growth. All this was accomplished in the face of swelling oil prices, eight 0.25% increases in the federal funds rate, natural disasters and oscillating consumer confidence.

The market seemed to ebb and flow for most of the year before finishing with a strong November (for equities) and December (for bonds). Quarter-to-quarter growth in real gross domestic product (GDP) was fairly constant over the entire fiscal year. The Federal Reserve raised the federal funds rate from 2.25% to 4.25% during the year in their continued efforts to keep inflation in check. Crude oil futures soared to a 23-year high of $69.81 a barrel on August 30th. Apparently these inflation fears and higher gasoline prices continued to weigh on the consumers mind during the year as the consumer confidence index fell from
102.7 in December of 2004 to 85.2 in October before rebounding to 103.6 at year end.

Although the devastating hurricanes in the gulf coast added to the drop in consumer confidence, they do not appear to have eased the Federal Reserve's thoughts on inflation. Bond dealers and investors are betting that Alan Greenspan will close his tenure at the Federal Reserve with one last federal funds rate hike before he turns the Chairman's role over to Ben Bernanke, President Bush's nominee, on January 31, 2006.

For the year, the large cap S&P 500 Index advanced 4.91%, the S&P MidCap 400 Index improved 12.55% and the small cap Russell 2000 Index rose 4.55%. Other market sectors such as the large cap growth Nasdaq-100 Index gained 1.90% and the international EAFE Index climbed 14.02%.

"MAINTAIN THE PROPER PERSPECTIVE (AND) HAVE REALISTIC EXPECTATIONS . . ."

Fixed income markets provided positive returns, despite the rising interest rates and downgrades of debt from both GM and Ford to high yield or "junk bond" status. The rising interest rates still seem to have more effect on the shorter end of the yield curve as spreads between the 3-month Treasury Bill and the 10-year Treasury Note have closed to 0.32 at year end versus 2.0 at the beginning of the year. In fact, the 2-year and the 10-year Treasury Notes experienced a momentary yield curve inversion at year end. The Lehman Aggregate Bond Index's return was 2.43% for the year. High yield markets slowed from their heady returns of the last several years with a return of 2.74% in the Merrill Lynch High Yield Master II Index.

"PROPER DIVERSIFICATION OF YOUR INVESTMENTS . . . IS AN IMPORTANT COMPONENT OF ACHIEVING YOUR LONG-TERM INVESTMENT GOALS."

Looking forward to 2006, economic forecasts indicate a softening in the housing market. For the past several years, advancing housing markets and "cheap" cash have fueled the consumers' support of the economy. This predicted softening housing market, high energy prices and rising interest rates are all predicted to slow the growth of the economy. Consensus forecasts show GDP growing, albeit at a slower rate of about 3.3% for the year. Forecasts also show the federal funds rate ending the year 0.50% higher than where it started the year, showing some easing in the concern over inflation. The markets are off to a fast start already in 2006, leaving some to believe that the rest of 2006 may bring an uncertain, vacillating market.

Our message rings true in uncertain times. Maintain the proper perspective, have realistic expectations and ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Concepts such as asset allocation and portfolio rebalancing are critical in periods of volatile returns. Proper diversification of your investments, both within and across asset sectors, (or specifically stocks, bonds and cash) is an important component of achieving your long-term investment goals. Summit Mutual Funds provides a solid foundation for diversified investment planning with choices across equity and fixed income styles.

RECENT HIGHLIGHTS:

- Summit's Zenith Portfolio continues to demonstrate strong one, three and five year performance (with average annual returns of 6.92%, 18.49% and 7.31%, respectively). This ranks it as a top performer by leading rating agencies.

- Summit continues to provide low-cost mutual funds. While the industry average for variable product equity fund expense ratios is 1.00%, Summit's average stock fund expense ratio is 0.67%.

Thank you for choosing Summit Funds and for the trust that you have placed in us.

Best regards,

/s/ Steven R. Sutermeister

Steven R. Sutermeister
President

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
2005 ANNUAL REPORT - FUND EXPENSES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example does not reflect expenses associated with insurance company separate accounts or your insurance contract.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            BEGINNING                ENDING
ANNUALIZED          EXPENSES PAID *
                                          ACCOUNT VALUE           ACCOUNT VALUE
NET EXPENSE         JULY 1, 2005 TO
               PORTFOLIO                  JULY 1, 2005         DECEMBER 31, 2005
RATIO            DECEMBER 31, 2005
----------------------------------------------------------------------------------
----------------------------------------------
         BASED ON ACTUAL RETURN
Zenith Portfolio                          $         1,000       $            1,055
0.89%         $                5
Bond Portfolio                                      1,000                    1,005
0.75%                          4
S&P 500 Index Portfolio                             1,000                    1,055
0.39%                          2
S&P MidCap 400 Index Portfolio                      1,000                    1,080
0.54%                          3
Balanced Index Portfolio                            1,000                    1,029
0.60%                          3
Nasdaq-100 Index Portfolio                          1,000                    1,101
0.65%                          3
Russell 2000 Small Cap Index Portfolio
   Class I                                          1,000                    1,056
0.69%                          4
Russell 2000 Small Cap Index Portfolio
   Class F                                          1,000                    1,053
0.84%                          4
EAFE International Index Portfolio                  1,000                    1,143
0.95%                          5
Lehman Aggregate Bond Index Portfolio               1,000                      995
0.60%                          3

      BASED ON HYPOTHETICAL RETURN
      (5% return before expenses)
Zenith Portfolio                          $         1,000       $            1,020
0.89%         $                5
Bond Portfolio                                      1,000                    1,021
0.75%                          4
S&P 500 Index Portfolio                             1,000                    1,023
0.39%                          2
S&P MidCap 400 Index Portfolio                      1,000                    1,022
0.54%                          3
Balanced Index Portfolio                            1,000                    1,022
0.60%                          3
Nasdaq-100 Index Portfolio                          1,000                    1,021
0.65%                          3
Russell 2000 Small Cap Index Portfolio
   Class I                                          1,000                    1,021
0.69%                          4
Russell 2000 Small Cap Index Portfolio
   Class F                                          1,000                    1,020
0.84%                          4
EAFE International Index Portfolio                  1,000                    1,020
0.95%                          5
Lehman Aggregate Bond Index Portfolio               1,000                    1,022
0.60%                          3

* Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                                ZENITH PORTFOLIO

OBJECTIVE - Seeks long-term appreciation of capital by investing in common stocks and other equity securities with values that are, at present, not fully recognized by the market.

STRATEGY - The Summit Pinnacle Zenith Portfolio (the "Portfolio") will remain in a highly invested position ranging from 86% to 98%. The cash position will be held in highly liquid money market instruments to meet redemptions and to provide cash for future stock purchases as new opportunities arise.

MANAGER'S COMMENTS:

The Portfolio's fund performance for the year ended December 31, 2005 was 6.92% (before the impact of any product or contract-level fees) versus 7.04% for the Russell 1000 Value and 4.91% for the Standard & Poor's 500 Composite Stock (the "S&P 500 Index") Indices.

The bulk of market returns were centered on the rebound from late October through November. Returns were meager during the remaining eleven months. The fourth quarter rally may be a result of the market's perception of the beginning of the end of rate increases from the Federal Reserve. As interest rates have risen inexorably and energy prices have remained stubbornly high, the Federal Reserve may be ready to back off from many more increases to see if the consumer is still consuming. Additionally, the Federal Reserve had hinted that the federal funds could rise to 3-5% to retard inflation and possibly cool growth, and now we are in that range. We believe that two major indicators of consumer spending (automobile and home sales) should be monitored closely for any signs of weakness.

The Zenith Portfolio's performance benefited from merger activity when Unocal was acquired by Chevron and MBNA was acquired by Bank of America. Financial sector holdings, especially Alliance Capital and Mellon Bank also contributed positively. In transportation, Honda Motors also boosted performance.

Overweighting positions in the media sub-sector was a driving reason for underperformance in the consumer discretionary sector. We continue to overweight this sub-sector because we believe the break-up value of many of the companies will be realized (i.e. Viacom and Time Warner). We also were underweighted in retail which had a strong year despite rising interest rates and higher gas prices. The utilities group also underperformed as Telecom and Cable Utilities were weak. We did pare investments in the electric utilities sub-sector as we see that relative valuations are at historical highs.

Rising interest rates have increased attention on dividend yields. Companies are cognizant that they must compete for investor's dollars with attractive dividend yields as well as stock buybacks. Additionally the change in taxation (85% exclusion on qualified dividends) focuses more attention on dividends and increases investor's demands for higher dividends.

Looking ahead to 2006, we see surging energy prices, rising interest rates and the consumer's ability to maintain spending as major unknowns. We fear that the boost consumer spending received from refinancing will recede and see a further drag as increasing interest rates impact adjustable rate mortgages and other consumer debt obligations. Many anticipate that corporations will begin to increase capital expenditures to offset this looming weakness expected by the U.S. consumer. The Zenith Portfolio will continue to invest in companies that are temporarily out-of-favor, reduce exposure in those that reach full valuation and maintain a close watch on the direction of the market as these circumstances unfold.


                                    FUND DATA

Manager:                                                 James McGlynn
Inception Date:                                          August 15, 1984
Total Net Assets:                                        $52.80 Million
Number of Holdings:                                      59
Median Cap Size:                                         $49.62 Billion
Average Price-to-book Ratio:                             2.42x
Dividend Yield:                                          2.62%
Average Price-to-earnings Ratio:
Summit Pinnacle Zenith Portfolio                         16.2x
S&P 500 Index                                            17.0x

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Zenith Portfolio - Average Annual Total Return

     1-YEAR    5-YEAR   10-YEAR
     6.92%     7.31%    8.44%


Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.

                SUMMIT ZENITH PORTFOLIO     RUSSELL 1000 VALUE INDEX       RUSSELL
2000 INDEX
Dec-1995               $    10,000                 $    10,000                 $
10,000
Jan-1996               $    11,750                 $    10,312                 $
9,981
Feb-1996               $    12,081                 $    10,390                 $
10,284
Mar-1996               $    12,422                 $    10,566                 $
10,468
Apr-1996               $    12,783                 $    10,607                 $
11,023
May-1996               $    13,137                 $    10,739                 $
11,452
Jun-1996               $    13,041                 $    10,748                 $
10,970
Jul-1996               $    12,360                 $    10,342                 $
10,001
Aug-1996               $    12,908                 $    10,638                 $
10,567
Sep-1996               $    13,190                 $    11,061                 $
10,963
Oct-1996               $    13,569                 $    11,488                 $
10,779
Nov-1996               $    14,052                 $    12,321                 $
11,207
Dec-1996               $    14,491                 $    12,164                 $
11,476
Jan-1997               $    14,871                 $    12,754                 $
11,693
Feb-1997               $    14,722                 $    12,941                 $
11,395
Mar-1997               $    14,179                 $    12,476                 $
10,842
Apr-1997               $    14,086                 $    13,000                 $
10,855
May-1997               $    15,166                 $    13,726                 $
12,051
Jun-1997               $    15,694                 $    14,315                 $
12,545
Jul-1997               $    16,386                 $    15,392                 $
13,118
Aug-1997               $    16,693                 $    14,843                 $
13,401
Sep-1997               $    17,873                 $    15,740                 $
14,363
Oct-1997               $    17,376                 $    15,301                 $
13,712
Nov-1997               $    17,290                 $    15,977                 $
13,606
Dec-1997               $    17,471                 $    16,443                 $
13,831
Jan-1998               $    17,093                 $    16,211                 $
13,611
Feb-1998               $    17,900                 $    17,302                 $
14,616
Mar-1998               $    19,129                 $    18,360                 $
15,213
Apr-1998               $    19,453                 $    18,483                 $
15,283
May-1998               $    18,540                 $    18,209                 $
14,451
Jun-1998               $    18,031                 $    18,442                 $
14,476
Jul-1998               $    16,662                 $    18,117                 $
13,284
Aug-1998               $    13,353                 $    15,421                 $
10,696
Sep-1998               $    13,942                 $    16,306                 $
11,507
Oct-1998               $    14,417                 $    17,569                 $
11,968
Nov-1998               $    14,665                 $    18,388                 $
12,588
Dec-1998               $    14,796                 $    19,013                 $
13,367
Jan-1999               $    14,657                 $    19,165                 $
13,545
Feb-1999               $    13,514                 $    18,895                 $
12,448
Mar-1999               $    13,742                 $    19,286                 $
12,642
Apr-1999               $    14,981                 $    21,087                 $
13,775
May-1999               $    14,969                 $    20,855                 $
13,976
Jun-1999               $    15,661                 $    21,461                 $
14,608
Jul-1999               $    15,672                 $    20,832                 $
14,208
Aug-1999               $    15,398                 $    20,059                 $
13,682
Sep-1999               $    14,980                 $    19,358                 $
13,685
Oct-1999               $    14,992                 $    20,473                 $
13,741
Nov-1999               $    15,302                 $    20,312                 $
14,561
Dec-1999               $    15,099                 $    20,411                 $
16,209
Jan-2000               $    14,740                 $    19,745                 $
15,947
Feb-2000               $    13,963                 $    18,278                 $
18,581
Mar-2000               $    16,076                 $    20,508                 $
17,359
Apr-2000               $    15,776                 $    20,269                 $
18,150
May-2000               $    16,334                 $    20,483                 $
17,092
Jun-2000               $    15,982                 $    19,547                 $
18,586
Jul-2000               $    15,849                 $    19,791                 $
18,004
Aug-2000               $    16,626                 $    20,893                 $
19,369
Sep-2000               $    16,784                 $    21,084                 $
18,795
Oct-2000               $    17,525                 $    21,602                 $
17,957
Nov-2000               $    17,330                 $    20,800                 $
16,115
Dec-2000               $    18,388                 $    21,842                 $
17,507
Jan-2001               $    19,154                 $    21,926                 $
18,417
Feb-2001               $    18,886                 $    21,316                 $
17,211
Mar-2001               $    18,373                 $    20,564                 $
16,369
Apr-2001               $    19,546                 $    21,572                 $
17,650
May-2001               $    20,168                 $    22,057                 $
18,084
Jun-2001               $    19,947                 $    21,567                 $
18,708
Jul-2001               $    20,229                 $    21,522                 $
17,696
Aug-2001               $    19,394                 $    20,659                 $
17,124
Sep-2001               $    18,449                 $    19,205                 $
14,819
Oct-2001               $    18,781                 $    19,039                 $
15,686
Nov-2001               $    19,812                 $    20,146                 $
16,900
Dec-2001               $    20,455                 $    20,621                 $
17,943
Jan-2002               $    20,307                 $    20,462                 $
17,756
Feb-2002               $    20,566                 $    20,495                 $
17,270
Mar-2002               $    21,301                 $    21,464                 $
18,656
Apr-2002               $    20,310                 $    20,728                 $
18,826
May-2002               $    20,194                 $    20,832                 $
17,990
Jun-2002               $    18,573                 $    19,636                 $
17,098
Jul-2002               $    16,437                 $    17,810                 $
14,516
Aug-2002               $    16,693                 $    17,943                 $
14,480
Sep-2002               $    14,682                 $    15,948                 $
13,440
Oct-2002               $    15,499                 $    17,130                 $
13,872
Nov-2002               $    16,951                 $    18,209                 $
15,109
Dec-2002               $    15,731                 $    17,419                 $
14,268
Jan-2003               $    15,346                 $    16,997                 $
13,872
Feb-2003               $    15,132                 $    16,543                 $
13,453
Mar-2003               $    15,241                 $    16,572                 $
13,627
Apr-2003               $    16,801                 $    18,030                 $
14,919
May-2003               $    17,937                 $    19,195                 $
16,520
Jun-2003               $    18,496                 $    19,435                 $
16,819
Jul-2003               $    18,636                 $    19,724                 $
17,871
Aug-2003               $    18,834                 $    20,032                 $
18,690
Sep-2003               $    18,789                 $    19,835                 $
18,344
Oct-2003               $    19,745                 $    21,049                 $
19,885
Nov-2003               $    20,007                 $    21,336                 $
20,591
Dec-2003               $    21,324                 $    22,650                 $
21,009
Jan-2004               $    21,855                 $    23,049                 $
21,921
Feb-2004               $    22,058                 $    23,542                 $
22,118
Mar-2004               $    21,654                 $    23,335                 $
22,324
Apr-2004               $    21,530                 $    22,765                 $
21,185
May-2004               $    21,611                 $    22,998                 $
21,522
Jun-2004               $    22,300                 $    23,540                 $
22,428
Jul-2004               $    21,758                 $    23,208                 $
20,919
Aug-2004               $    22,034                 $    23,538                 $
20,812
Sep-2004               $    22,302                 $    23,903                 $
21,788
Oct-2004               $    22,720                 $    24,300                 $
22,217
Nov-2004               $    23,656                 $    25,529                 $
24,144
Dec-2004               $    24,474                 $    26,384                 $
24,858
Jan-2005               $    23,929                 $    25,915                 $
23,822
Feb-2005               $    24,750                 $    26,772                 $
24,224
Mar-2005               $    24,605                 $    26,406                 $
23,531
Apr-2005               $    24,029                 $    25,933                 $
22,183
May-2005               $    24,639                 $    26,558                 $
23,636
Jun-2005               $    24,807                 $    26,847                 $
24,548
Jul-2005               $    25,506                 $    27,623                 $
26,105
Aug-2005               $    25,417                 $    27,505                 $
25,622
Sep-2005               $    25,457                 $    27,890                 $
25,701
Oct-2005               $    25,175                 $    27,181                 $
24,904
Nov-2005               $    26,116                 $    28,070                 $
26,112
Dec-2005               $    26,167                 $    28,241                 $
25,992

                             TOP 10 EQUITY HOLDINGS

                                                           (% OF NET ASSETS)
                                                           -----------------
Citigroup, Inc.                                                  2.64%
AT&T Corp.                                                       2.59%
Unilever NV ADR                                                  2.59%
Alliance Capital Management Holdings LP                          2.57%
General Electric Co.                                             2.45%
Viacom Inc                                                       2.39%
Time Warner Inc.                                                 2.39%
Verizon Communications                                           2.39%
Deere & Co.                                                      2.37%
Cisco Systems Inc.                                               2.36%

[CHART]

                               SECTOR ALLOCATIONS

Financials                   26.8%
Utilities                     2.2%
Consumer Discretionary       12.7%
Energy                       10.3%
Consumer Non-Durable          9.3%
Health Care                   5.8%
Industrials                   7.3%
Technology                   10.7%
Telecommunication Services    7.8%
Materials                     3.0%
Short-Term & Other            1.6%
Transportation                2.5%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                                            ZENITH PORTFOLIO

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                       YEAR ENDED
DECEMBER 31,
                                                 ---------------------------------
--------------------------------
                                                       2005         2004
2003         2002         2001
                                                 ---------------------------------
--------------------------------
Net asset value, beginning of period                $    91.30   $    80.76   $
59.67   $    82.75   $    75.60
                                                    ----------   ----------   ----
------   ----------   ----------
Investment Activities:
  Net investment income / (loss)                          1.35         1.47
1.17         1.11         1.40
  Net realized and unrealized gains / (losses)            4.57        10.33
20.01       (18.92)        7.05
                                                    ----------   ----------   ----
------   ----------   ----------
Total from Investment Activities                          5.92        11.80
21.18       (17.81)        8.45
                                                    ----------   ----------   ----
------   ----------   ----------

DISTRIBUTIONS:
Net investment income                                    (1.43)       (1.26)
(0.09)       (1.39)       (1.30)
Return of capital                                           --           --
--        (3.88)          --
Net realized gains                                       (4.01)          --
--           --           --
                                                    ----------   ----------   ----
------   ----------   ----------
Total Distributions                                      (5.44)       (1.26)
(0.09)       (5.27)       (1.30)
                                                    ----------   ----------   ----
------   ----------   ----------
Net asset value, end of period                      $    91.78   $    91.30   $
80.76   $    59.67   $    82.75
                                                    ==========   ==========
==========   ==========   ==========
Total return                                              6.92%       14.77%
35.56%      -23.10%       11.24%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)         0.89%        0.91%
0.93%        0.93%        0.81%
Ratio of expenses to average net assets - gross           0.89%        0.91%
0.93%        0.93%        0.83%
Ratio of net investment income / (loss) to
   average net assets                                     1.49%        1.74%
1.68%        1.52%        1.74%
Portfolio turnover rate                                  57.30%       68.59%
71.70%       56.53%      102.03%
Net assets, end of period (000's)                   $   52,795   $   51,864   $
47,104   $   38,218   $   54,562

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
ZENITH PORTFOLIO                                         SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

                                                                  SHARES
VALUE
                                                               -------------------
---------
COMMON STOCKS - 98.38%
CONSUMER DISCRETIONARY - 12.70%
  Gap Inc.                                                           47,900    $
844,956
  Sony Corp. ADR                                                     28,300
1,154,640
  News Corporation                                                   70,400
1,169,344
  Time Warner, Inc.                                                  72,400
1,262,656
  The Walt Disney Co.                                                42,100
1,009,137
  Viacom Inc.                                                        38,749
1,263,217
                                                                               ---
---------

6,703,950
                                                                               ---
---------
CONSUMER NON-DURABLE - 9.31%
  Anheuser-Busch Companies Inc.                                      24,400
1,048,224
  Coca-Cola Co.                                                      24,500
987,595
  Kraft Foods                                                        33,700
948,318
  Unilever NV ADR                                                    19,900
1,366,135
  UST Inc.                                                           13,800
563,454
                                                                               ---
---------

4,913,726
                                                                               ---
---------
ENERGY - 10.33%
  Baker Hughes, Inc.                                                  7,800
474,084
  ChevronTexaco Corp.                                                20,740
1,177,410
  ConocoPhillips                                                      7,942
462,066
  Devon Energy Corp.                                                  7,000
437,780
  Exxon Mobil Corp.                                                  15,200
853,784
  Nabors Industries Ltd.*                                             6,600
499,950
  Royal Dutch Petroleum ADR                                          17,200
1,057,628
  Weatherford International Ltd.*                                    13,600
492,320
                                                                               ---
---------

5,455,022
                                                                               ---
---------
FINANCIALS - 26.84%
  Alliance Capital Management Holdings LP                            24,000
1,355,760
  Bank of America Corp.                                               9,300
429,195
  The Bank of New York Co., Inc.                                     34,800
1,108,380
  Citigroup, Inc.                                                    28,700
1,392,811
  Equity Residential Properties Trust                                23,600
923,232
  Freddie Mac                                                        15,300
999,855
  The Goldman Sachs Group Inc.                                        4,100
523,611
  H & R Block Inc.                                                   44,200
1,085,110
  J.P. Morgan Chase & Co.                                            19,004
754,269
  MBNA Corporation                                                   38,100
1,034,415
  Mellon Financial Corp.                                             16,400
561,700
  Morgan Stanley Dean Witter & Co.                                   20,500
1,163,170
  New York Community Bancorp Inc.                                    45,100
745,052
  The St. Paul Travelers Companies                                   24,800
1,107,816
  Wells Fargo & Co.                                                  15,700
986,431
                                                                               ---
---------

14,170,807
                                                                               ---
---------
HEALTH CARE - 5.83%
  Bristol-Meyers Squibb Co.                                          17,400
399,852
  GlaxoSmithKline                                                    21,500
1,085,320
  Merck & Co., Inc.                                                  14,300
454,883
  Pfizer, Inc.                                                       48,800
1,138,016
                                                                               ---
---------

3,078,071
                                                                               ---
---------
INDUSTRIALS - 7.26%
  Deere & Co.                                                        18,400    $
1,253,224
  General Electric Co.                                               36,900
1,293,345
  Honeywell International Inc.                                        8,400
312,900
  Tyco International Ltd.                                            33,800
975,468
                                                                               ---
---------

3,834,937
                                                                               ---
---------
MATERIALS - 2.98%
  The Dow Chemical Co.                                               11,400
499,548
  Du Pont (E.I.) deNemours & Co.                                     25,300
1,075,250
                                                                               ---
---------

1,574,798
                                                                               ---
---------
TECHNOLOGY - 10.70%
  Cisco Systems Inc.*                                                72,900
1,248,048
  Hewlett-Packard Co.                                                38,100
1,090,803
  Intel Corp.                                                        43,400
1,083,264
  International Business Machines Corp.                               9,100
748,020
  Microsoft Corp.                                                    23,500
614,525
  Nokia Corp. ADR                                                    47,300
865,590
                                                                               ---
---------

5,650,250
                                                                               ---
---------
TELECOMMUNICATION SERVICES - 7.76%
  AT&T Corp.                                                         55,800
1,366,542
  Bell South Corp.                                                   36,300
983,730
  Citizens Communications Co.                                        39,700
485,531
  Verizon Communications                                             41,900
1,262,028
                                                                               ---
---------

4,097,831
                                                                               ---
---------
TRANSPORTATION - 2.51%
  Fedex Corp.                                                         6,000
620,340
  General Motors Corp.                                                8,600
167,011
  Honda Motor ADR                                                    18,500
535,945
                                                                               ---
---------

1,323,296
                                                                               ---
---------
UTILITIES - 2.16%
  Cinergy Corporation                                                12,800
543,488
  Comcast Corporation*                                               23,200
596,008
                                                                               ---
---------

1,139,496
                                                                               ---
---------
    Total Common Stocks
      (cost $47,883,181)
51,942,184
                                                                               ---
---------
SHORT-TERM INVESTMENTS - 1.63%
NORTHERN TRUST DIVERSIFIED ASSETS FUND - 1.63%                      858,012
858,012
                                                                               ---
---------
    Total Short-Term Investments
      (cost $858,012)
858,012
                                                                               ---
---------
TOTAL INVESTMENTS - 100.01%
  (cost $48,741,193)(1)
52,800,196
                                                                               ---
---------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(2) - 6.93%
3,658,478
                                                                               ---
---------
OTHER ASSETS AND LIABILITIES - (6.94%)
(3,663,518)
                                                                               ---
---------
TOTAL NET ASSETS - 100.00%                                                     $
52,795,156

============

*    Non-income producing

(1) For federal income tax purposes, cost is $48,771,483 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $5,998,462 and ($1,969,749), respectively, with a net appreciation / depreciation of $4,028,714.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $3,555,590, $3,658,478, and $0, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                            ZENITH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                          $ 52,800,196
  Collateral for securities loaned, at fair value                 3,658,478
  Receivables:
    Shares sold                                                      34,106
    Securities sold                                                 271,252
    Interest and dividends                                           81,427
  Prepaid expenses and other                                          3,606
                                                               ------------
                                                                 56,849,065
                                                               ------------
LIABILITIES
  Payables:
    Investment securities purchased                                 317,852
    Shares redeemed                                                   9,455
    Payable upon return of securities loaned                      3,658,478
    Bank overdraft                                                      525
    Advisory fees                                                    28,989
    Administration expenses                                           4,530
    Directors' fees                                                   1,734
    Custodian fees                                                    1,790
    Fund accounting fees                                              7,784
    Professional fees                                                18,097
    Other accrued expenses                                            4,675
                                                               ------------
                                                                  4,053,909
                                                               ------------
NET ASSETS*
  Paid-in capital                                                43,160,085
  Accumulated undistributed net investment income                   692,966
  Accumulated net realized gain / (loss)
    on investments and futures contracts                          4,883,102
  Net unrealized appreciation / (depreciation)
    on investments                                                4,059,003
                                                               ------------
                                                               $ 52,795,156
                                                               ============
Shares authorized ($.10 par value)                               40,000,000

Shares outstanding                                                  575,229

Net asset value, offering and redemption
  price per share                                              $      91.78

Investments at cost                                            $ 48,741,193

* FEDERAL TAX DATA AS OF DECEMBER 31, 2005

   Undistributed ordinary income                               $  2,124,700
   Undistributed long-term gains                               $  3,481,657
   Unrealized appreciation                                     $  4,028,714

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                     $     35,241
  Dividends                                                       1,206,680
  Foreign dividend taxes withheld                                    (5,607)
  Other income                                                        7,551
                                                               ------------
                                                                  1,243,865
                                                               ------------
EXPENSES
  Advisory fees                                                     333,933
  Administration expenses                                            52,177
  Custodian fees and expenses                                         6,356
  Fund accounting fees and expenses                                  30,843
  Professional fees                                                  20,723
  Directors' fees                                                     6,297
  Transfer agent fees                                                 9,378
  Other expenses                                                      7,019
                                                               ------------
                                                                    466,726
                                                               ------------
NET INVESTMENT INCOME / (LOSS)                                      777,139
                                                               ------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments
    and options                                                   4,910,752

  Net change in unrealized appreciation /
    (depreciation) on investments                                (2,172,750)
                                                               ------------
NET REALIZED AND UNREALIZED
  GAIN / (LOSS)                                                   2,738,002
                                                               ------------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $  3,515,141
                                                               ============


TRANSACTIONS WITH AFFILIATES:

             PERCENT OF CURRENT
               NET ASSET VALUE
-----------------------------------------------
ADVISORY      ADMINISTRATION        EXPENSE
  FEE             FEE               LIMIT(1)         WAIVER      REIMBURSEMENT
--------------------------------------------------------------------------------
  0.64%          0.10%               1.00%           $   --        $    --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the portfolio for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
ZENITH PORTFOLIO                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,

                                                                         2005
2004
                                                                    --------------
--------------------
OPERATIONS
  Net investment income / (loss)                                    $
777,139    $       836,259
  Net realized gain / (loss) on investments and futures
4,910,752          4,384,098
  Net change in unrealized appreciation / (depreciation)
    on investments
(2,172,750)         1,523,293
                                                                    --------------
-    ---------------

3,515,141          6,743,650
                                                                    --------------
-    ---------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(815,280)          (733,678)
  Net realized gain on investments
(2,284,000)                 -
                                                                    --------------
-    ---------------

(3,099,280)          (733,678)
                                                                    --------------
-    ---------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
3,640,457          2,389,367
  Reinvestment of distributions
3,099,280            733,678
  Payments for shares redeemed
(6,224,313)        (4,373,494)
                                                                    --------------
-    ---------------

515,424         (1,250,449)
                                                                    --------------
-    ---------------
NET INCREASE / (DECREASE) IN NET ASSETS
931,285          4,759,523
NET ASSETS
  Beginning of period
51,863,871         47,104,348
                                                                    --------------
-    ---------------
  End of period                                                     $
52,795,156    $    51,863,871

===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                     $
692,966    $       731,107

===============    ===============


FUND SHARE TRANSACTIONS
  Sold
41,288             28,510
  Reinvestment of distributions
36,266              8,845
  Redeemed
(70,395)           (52,575)
                                                                    --------------
-    ---------------
    Net increase / (decrease) from fund share transactions
7,159            (15,220)

===============    ===============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                     $
29,153,524    $    32,148,124
                                                                    --------------
-    ---------------
                                                                    $
29,153,524    $    32,148,124

===============    ===============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                     $
30,407,042    $    33,395,102
                                                                    --------------
-    ---------------
                                                                    $
30,407,042    $    33,395,102

===============    ===============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                   $
1,053,031    $       733,678
  Long-term capital gains
2,046,249                 --
                                                                    --------------
-    ---------------
                                                                    $
3,099,280    $       733,678

===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BOND PORTFOLIO

OBJECTIVE - Seeks a high level of current income, as is consistent with a reasonable investment risk, by investing in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY - The Summit Pinnacle Bond Portfolio (the "Portfolio") will invest at least 80% of its asset value in fixed income securities. The Portfolio will normally invest 75% of the value of its assets in publicly traded straight debt securities that fall within the four highest grades as rated by a national rating agency. Up to 25% of the Portfolio may be invested in below investment grade securities, convertible debt, preferred stock and other securities.

MANAGERS' COMMENTS:

The Portfolio had a total return of 2.14% (after waivers and reimbursements, but before the impact of any product or contract-level fees) for the year ended December 31, 2005, compared to the total return of 2.43% for the Lehman Brothers Aggregate Bond Index (the "Index").

The last year was one of the most volatile periods in recent memory for fixed income investors. The largest single "credit migration" occurred during the period when the outstanding debt of General Motors was downgraded to high yield status in May followed shortly thereafter by Ford. The downgrades along with other corporate credit concerns resulted in wider credit spreads throughout the corporate bond sector.

Also during the period, the Federal Reserve Board continued its measured pace by repeatedly increasing short-term interest rates in 25 basis point increments over eight consecutive meetings. The federal funds rate ended the year at 4.25%, up 200 basis points from the 2004 close. The Federal Reserve has indicated that more rate increases may be necessary in the near term to maintain targeted inflation levels given the continued strong economic growth. Long-term interest rates are set by the market instead of the central bank, and these rates (as represented by the 10-year U.S. Treasury Bond) increased only 17 basis points over the last year and ended 2005 yielding 4.39%. As a result, the yield curve is much flatter now than last year. The market is now concerned that the Fed may raise short-term interest rates too far resulting in much slower economic growth or even recession.

The high yield sector provided the largest positive contribution to performance over the past year. The mortgage sector also contributed to higher returns with lower coupon securities providing the highest returns. The below AAA sector of the mortgage and asset-backed market also provided excess returns. While the Fund's over-exposure to the corporate sector as a whole under-performed the Index, several sub-sectors (including capital goods, communications, energy and utilities) provided positive returns vs. the Index while other sub-sectors (including the consumer cyclical sector that includes the automotive industry) under performed the Index.. Sectors that also under performed during the period included the short and intermediate treasury sector.

We continue to believe that our long-term strategy of over-weighting investment grade corporate securities, maintaining a moderate exposure to high yield securities, over-weighting mortgage-backed securities and under-weighting Treasuries and Agencies will result in value-added opportunities for fixed income investors.


                                    FUND DATA

Managers:                                               Gary R. Rodmaker
                                                        Michael J. Schultz
                                                        Dave Weisenburger
Inception Date:                                         August 15, 1984
Total Net Assets:                                       $30.78 Million
Number of Holdings:                                     138
Average Duration:                                       4.43 years
Average Maturity:                                       13.00 years
Average Credit Quality:                                 A2/A
Current Yield:                                          5.97%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Bond Portfolio - Average Annual Total Return

        1-YEAR  5-YEAR  10-YEAR
         2.14%  5.42%    5.77%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

               SUMMIT BOND PORTFOLIO   LEHMAN BROTHERS AGGREGATE BOND INDEX
Dec-1995           $     10,000                   $     10,000
Jan-1996           $     11,641                   $     10,066
Feb-1996           $     11,516                   $      9,891
Mar-1996           $     11,495                   $      9,822
Apr-1996           $     11,463                   $      9,767
May-1996           $     11,484                   $      9,747
Jun-1996           $     11,636                   $      9,878
Jul-1996           $     11,669                   $      9,904
Aug-1996           $     11,702                   $      9,888
Sep-1996           $     11,955                   $     10,060
Oct-1996           $     12,166                   $     10,283
Nov-1996           $     12,366                   $     10,459
Dec-1996           $     12,300                   $     10,361
Jan-1997           $     12,368                   $     10,394
Feb-1997           $     12,469                   $     10,420
Mar-1997           $     12,324                   $     10,304
Apr-1997           $     12,451                   $     10,458
May-1997           $     12,612                   $     10,558
Jun-1997           $     12,783                   $     10,683
Jul-1997           $     13,157                   $     10,972
Aug-1997           $     13,052                   $     10,879
Sep-1997           $     13,298                   $     11,040
Oct-1997           $     13,428                   $     11,200
Nov-1997           $     13,512                   $     11,251
Dec-1997           $     13,655                   $     11,365
Jan-1998           $     13,873                   $     11,510
Feb-1998           $     13,873                   $     11,501
Mar-1998           $     14,161                   $     11,540
Apr-1998           $     14,235                   $     11,600
May-1998           $     14,322                   $     11,710
Jun-1998           $     14,421                   $     11,810
Jul-1998           $     14,472                   $     11,835
Aug-1998           $     14,434                   $     12,028
Sep-1998           $     14,650                   $     12,309
Oct-1998           $     14,315                   $     12,244
Nov-1998           $     14,508                   $     12,314
Dec-1998           $     14,546                   $     12,351
Jan-1999           $     14,625                   $     12,438
Feb-1999           $     14,389                   $     12,221
Mar-1999           $     14,533                   $     12,288
Apr-1999           $     14,560                   $     12,327
May-1999           $     14,413                   $     12,219
Jun-1999           $     14,387                   $     12,180
Jul-1999           $     14,347                   $     12,128
Aug-1999           $     14,320                   $     12,122
Sep-1999           $     14,401                   $     12,263
Oct-1999           $     14,387                   $     12,308
Nov-1999           $     14,398                   $     12,307
Dec-1999           $     14,384                   $     12,248
Jan-2000           $     14,287                   $     12,208
Feb-2000           $     14,439                   $     12,356
Mar-2000           $     14,610                   $     12,518
Apr-2000           $     14,525                   $     12,483
May-2000           $     14,371                   $     12,477
Jun-2000           $     14,730                   $     12,736
Jul-2000           $     14,877                   $     12,852
Aug-2000           $     15,138                   $     13,038
Sep-2000           $     15,089                   $     13,120
Oct-2000           $     15,040                   $     13,207
Nov-2000           $     15,220                   $     13,423
Dec-2000           $     15,448                   $     13,672
Jan-2001           $     15,742                   $     13,896
Feb-2001           $     15,939                   $     14,017
Mar-2001           $     16,022                   $     14,087
Apr-2001           $     15,972                   $     14,028
May-2001           $     16,072                   $     14,112
Jun-2001           $     16,021                   $     14,166
Jul-2001           $     16,381                   $     14,483
Aug-2001           $     16,552                   $     14,650
Sep-2001           $     16,466                   $     14,821
Oct-2001           $     16,826                   $     15,131
Nov-2001           $     16,672                   $     14,922
Dec-2001           $     16,501                   $     14,827
Jan-2002           $     16,586                   $     14,947
Feb-2002           $     16,652                   $     15,092
Mar-2002           $     16,551                   $     14,841
Apr-2002           $     16,842                   $     15,129
May-2002           $     16,959                   $     15,258
Jun-2002           $     16,885                   $     15,390
Jul-2002           $     16,945                   $     15,575
Aug-2002           $     17,169                   $     15,838
Sep-2002           $     17,266                   $     16,095
Oct-2002           $     17,033                   $     16,021
Nov-2002           $     17,191                   $     16,017
Dec-2002           $     17,446                   $     16,348
Jan-2003           $     17,435                   $     16,362
Feb-2003           $     17,741                   $     16,588
Mar-2003           $     17,793                   $     16,576
Apr-2003           $     18,066                   $     16,712
May-2003           $     18,419                   $     17,024
Jun-2003           $     18,498                   $     16,990
Jul-2003           $     18,027                   $     16,419
Aug-2003           $     18,140                   $     16,528
Sep-2003           $     18,699                   $     16,965
Oct-2003           $     18,596                   $     16,807
Nov-2003           $     18,688                   $     16,847
Dec-2003           $     18,879                   $     17,019
Jan-2004           $     19,086                   $     17,156
Feb-2004           $     19,288                   $     17,341
Mar-2004           $     19,448                   $     17,472
Apr-2004           $     18,948                   $     17,017
May-2004           $     18,807                   $     16,949
Jun-2004           $     18,887                   $     17,045
Jul-2004           $     19,083                   $     17,214
Aug-2004           $     19,421                   $     17,542
Sep-2004           $     19,485                   $     17,589
Oct-2004           $     19,630                   $     17,737
Nov-2004           $     19,509                   $     17,595
Dec-2004           $     19,689                   $     17,757
Jan-2005           $     19,750                   $     17,869
Feb-2005           $     19,717                   $     17,763
Mar-2005           $     19,515                   $     17,672
Apr-2005           $     19,655                   $     17,911
May-2005           $     19,859                   $     18,105
Jun-2005           $     20,009                   $     18,203
Jul-2005           $     19,963                   $     18,038
Aug-2005           $     20,207                   $     18,269
Sep-2005           $     19,988                   $     18,081
Oct-2005           $     19,853                   $     17,938
Nov-2005           $     19,948                   $     18,017
Dec-2005           $     20,110                   $     18,188

                                QUALITY BREAKDOWN

                                                      (% OF PORTFOLIO)
                                                      ----------------
AAA                                                           41%
AA                                                             3%
A                                                             11%
BBB                                                           31%
BB                                                             6%
B                                                              5%
CCC                                                            1%
D                                                              2%

[CHART]

                               SECTOR ALLOCATIONS

U.S. Treasuries & Agency Obligations    10.0%
Mortgage & Asset Backed Securities      39.3%
Corporate Bonds & Notes                 46.8%
Short-Term & Other                       3.9%

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BOND PORTFOLIO                                              FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                          ------------------------
----------------------------------------------
                                                            2005           2004
2003           2002           2001
                                                          ------------------------
----------------------------------------------
Net asset value, beginning of period                      $    48.26     $
48.41     $    47.93     $    48.15     $    47.30
                                                          ----------     ---------
-     ----------     ----------     ----------
Investment Activities:
  Net investment income / (loss)                                2.42
1.67           3.25           2.70           3.15
  Net realized and unrealized gains / (losses)                 (1.42)
0.36           0.56          (0.04)            --
                                                          ----------     ---------
-     ----------     ----------     ----------
Total from Investment Activities                                1.00
2.03           3.81           2.66           3.15
                                                          ----------     ---------
-     ----------     ----------     ----------

DISTRIBUTIONS:
Net investment income                                          (2.19)
(2.18)         (3.33)         (2.88)         (2.30)
                                                          ----------     ---------
-     ----------     ----------     ----------
Total Distributions                                            (2.19)
(2.18)         (3.33)         (2.88)         (2.30)
                                                          ----------     ---------
-     ----------     ----------     ----------
Net asset value, end of period                            $    47.07     $
48.26     $    48.41     $    47.93     $    48.15
                                                          ==========
==========     ==========     ==========     ==========
Total return                                                    2.14%
4.29%          8.21%          5.73%          6.81%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)               0.75%
0.75%          0.75%          0.76%          0.79%
Ratio of expenses to average net assets - gross                 0.83%
0.82%          0.81%          0.85%          0.87%
Ratio of net investment income / (loss) to
  average net assets                                            5.10%
4.05%          6.72%          5.86%          6.37%
Portfolio turnover rate                                        32.96%
66.03%        109.52%         54.27%         65.14%
Net assets, end of period (000's)                         $   30,783     $
36,300     $   37,197     $   35,415     $   29,147

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                                           BOND PORTFOLIO

DECEMBER 31, 2005


SHARES              VALUE
                                                                    --------------
--------------------
PREFERRED STOCKS - 0.97%
MEDIA & CABLE - 0.97%
  Loral
625    $       116,875
  Paxson Communication 14.25% PIK Dividend
21            181,820

---------------
    Total Preferred Stocks
      (cost $271,225)
298,695

---------------

COMMON STOCKS - 0.63%
CONSUMER NON-DURABLE - 0.56%
  American Restaurant(5)+
11,057            150,043
  Avado Brands Inc(5)+
1,601             20,861

---------------

170,904

---------------
ENERGY - 0.07%
  Intermet Stock+
1,573             22,163

---------------
    Total Common Stocks
      (cost $288,391)
193,067

---------------


PRINCIPAL              VALUE
                                                                    --------------
-    ---------------
U.S. TREASURY OBLIGATIONS - 10.04%
U.S. TREASURY NOTES & BONDS - 10.04%
  3.125% due 01/31/07                                               $
150,000    $       147,902
  3.125% due 09/15/08
500,000            484,042
  3.500% due 11/15/09
250,000            242,295
  5.000% due 02/15/11
250,000            257,490
  5.000% due 08/15/11
475,000            490,270
  4.000% due 11/15/12
200,000            195,695
  3.625% due 05/15/13
225,000            214,602
  4.250% due 08/15/14
250,000            247,266
  4.250% due 11/15/14
270,000            266,856
  4.250% due 08/15/15
550,000            542,889

---------------
    Total U.S. Treasury Obligations
      (cost $3,152,368)
3,089,307

---------------
MORTGAGE-BACKED SECURITIES - 16.42%
  FNMA 5.500% due 08/01/09
139,292            139,455
  FNMA 5.000% due 11/01/09
333,660            332,347
  FNMA 5.500% due 01/01/10
185,711            185,928
  FNMA 5.500% due 02/01/10
76,313             76,402
  FNMA 5.500% due 05/01/12
151,114            152,500
  FNMA 6.000% due 06/01/16
150,505            153,849
  FNMA 4.500% due 03/01/17
663,036            647,047
  FNMA 5.000% due 05/01/18
147,530            146,270
  FNMA 5.500% due 08/01/18
815,848            821,264
  FNMA 4.500% due 09/01/18
2,241,856          2,186,524
  FNMA 6.500% due 02/01/29
53,635             55,250
  FNMA 5.000% due 02/01/33
76,567             74,393
  GNMA 6.500% due 10/15/28
80,461             84,249

---------------
    Total Mortgage-Backed Securities
      (cost $5,123,327)
5,055,478

---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.79%
AGENCY SECTOR - 9.20%
  FHR 2810 YA
    (5.500% due 06/15/34)                                           $
543,802    $       545,551
  FNR 1994-19 B
    (5.000% due 01/25/24)
165,092            164,709
  FNR 2002-48 GF
    (6.500% due 10/25/31)
2,083,000          2,121,316

---------------

2,831,576

---------------
PRIVATE SECTOR - 11.59%
  BAFC 2003-2 B3
    (6.372% due 06/25/32)
210,938            212,526
  BOAA 2003-6 2B3
    (4.750% due 08/25/18)
318,910            290,889
  BOAA 2003-8 3B3
    (4.750% due 10/25/18)
134,692            122,436
  BOAMS 2004-7 15B3
    (4.797% due 08/25/19)
290,966            271,001
  BOAMS 01-4 2B2
    (6.750% due 04/20/31)
203,684            203,658
  BOAMS 2002-G 1A3
    (6.598% due 07/20/32)
97,192             97,911
  BOAMS 2004-6 1A11
    (5.500% due 07/25/34)
193,913            192,632
  BOAMS 2005-10 1A6
    (5.500% due 11/25/35)
484,688            477,248
  CS First Boston
    (6.250% due 09/25/32)
155,427            154,269
  CXHE 2001-B M2
    (7.360% due 07/25/32)
67,943             68,255
  GMACM 2004-J1 A16(2)
    (5.250% due 04/25/34)
179,466            178,918
  MASTR 2003-9 2a12
    (5.500% due 10/25/33)
73,207             73,068
  RALI 2002-QS16 M2
    (5.750% due 10/25/17)
85,164             84,614
  RALI 2002-QS16 M3
    (5.750% due 10/25/17)
85,164             83,260
  RALI 2003-S20
    (4.750% due 12/25/18)
310,697            290,399
  SASC 2003-20 B2
    (5.380% due 07/25/33)
293,688            277,139
  Salomon Brothers
    (4.129% due 09/25/33)
194,891            186,749
  Wyeth Nt(2)
    (5.500% due 02/15/16)
300,000            303,484

---------------

3,568,456

---------------
    Total Collateralized Mortgage Obligations
      (cost $6,547,654)
6,400,032

---------------
ASSET-BACKED SECURITIES - 2.09%
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.09%
  Chase Commercial Mortgage Sec
    (6.600% due 12/19/07)
627,885            643,787

---------------
    Total Asset-Backed Securities
      (cost $620,393)
643,787

---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PRINCIPAL              VALUE
                                                                    --------------
--------------------
CORPORATE BONDS AND NOTES - 46.75%
AIR TRANSPORTATION - 2.74%
  America West Airlines, AMBAC Insured
    (7.100% due 04/02/21)                                           $
208,983    $       222,273
  Continental Airlines Inc.
    (7.875% due 07/02/18)
223,512            205,195
  Evergreen International Aviation
    (12.000% due 05/15/10)
150,000            130,688
  Jet Equipment(2)(4)
    (7.630% due 08/15/12)
201,406            178,245
  United Airlines(4)
    (7.811% due 10/01/09)
122,735            106,839

---------------

843,240

---------------
CONSUMER CYCLICAL - 4.32%
  Accuride Corp.
    (8.500% due 02/01/15)
125,000            123,125
  DaimlerChrysler AG
    (6.500% due 11/15/13)
250,000            261,762
  ICI Wilmington
    (5.625% due 12/01/13)
250,000            248,842
  Lubrizol Corp.
    (7.250% due 06/15/25)
300,000            331,679
  MDC Holdings Inc.
    (5.500% due 05/15/13)
150,000            145,307
  PQ Corp.(2)
    (7.500% due 02/15/13)
31,000             28,830
  Tech Olympic USA Inc.
    (9.000% due 07/01/10)
125,000            126,406
  Tronox Worldwide(2)
    (9.500% due 12/01/12)
62,000             63,240

---------------

1,329,191

---------------
CONSUMER NON-DURABLE - 8.90%
  Albertsons Inc.
    (8.000% due 05/01/31)
150,000            147,577
  Ametek Inc.
    (7.200% due 07/15/08)
250,000            260,455
  Bally Total Fitness
    (9.875% due 10/15/07)
125,000            121,875
  Block Financial Corp.
    (5.125% due 10/30/14)
210,000            197,106
  Boise Cascade
    (6.473% due 10/15/12)
32,000             31,200
  Bunge Ltd
    (7.800% due 10/15/12)
300,000            345,451
  Del Monte Corp.(2)
    (6.750% due 02/15/15)
62,000             60,450
  Ethan Allen Global Inc.(2)
    (5.375% due 10/01/15)
300,000            290,366
  Hughes Supply Inc.
    (5.500% due 10/15/14)
410,000            398,848
  Land O'Lakes(2)
    (7.450% due 03/15/28)
125,000            108,750
  MGM Mirage
    (6.750% due 09/01/12)
125,000            126,719
  Mirant Americas Generation(4)
    (9.125% due 05/01/31)
125,000            163,438
  New World Pasta Co.(4)
    (9.250% due 02/15/09)
1,250,000             75,000
  NVR Inc.
    (5.000% due 06/15/10)                                           $
210,000    $       203,413
  Station Casinos
    (6.000% due 04/01/12)
62,000             61,845
  WCI Communities
    (6.625% due 03/15/15)
125,000            108,750
  Werner Holdings Co. Inc.
    (10.000% due 11/15/07)
125,000             40,000

---------------

2,741,243

---------------
ELECTRIC UTILITIES - 2.80%
  AES Corporation
    (9.375% due 09/15/10)
125,000            136,563
  Calpine Corp.
    (9.875% due 12/01/11)
125,000            100,625
  First Energy Corp.
    (6.450% due 11/15/11)
240,000            254,399
  Mirage Resorts Inc.
    (6.750% due 02/01/08)
70,000             70,963
  Nevada Power Co.
    (6.500% due 04/15/12)
31,000             31,775
  Sierra Power
    (6.250% due 04/15/12)
31,000             31,465
  TXU Corp(2)
    (5.550% due 11/15/14)
250,000            237,459

---------------

863,249

---------------
  ENERGY - 6.06%
  Canadian Oil Sands(2)
    (5.800% due 08/15/13)
300,000            307,840
  Compression Polymers Holdings(2)
    (10.500% due 07/01/13)
63,000             61,110
  Kern River Funding Corp.(2)
    (6.676% due 07/31/16)
56,984             60,738
  Nexen Inc.
    (5.875% due 03/10/35)
240,000            235,997
  Northwest Pipeline Corp.
    (8.125% due 03/01/10)
63,000             66,780
  Pemex Master Trust
    (8.000% due 11/15/11)
250,000            280,250
  Pen Holdings Inc.(4)
    (9.875% due 06/15/08)
63,000             38,430
  Plains All American Pipline
    (5.625% due 12/15/13)
300,000            303,747
  Semgroup(2)
    (8.750% due 11/15/15)
63,000             64,418
  Tesoro Petroleum Corp.(2)
    (6.625% due 11/01/15)
63,000             63,630
  Whiting Petroleum Corp.
    (7.250% due 05/01/13)
63,000             63,788
  XTO Energy Inc.
    (6.250% due 04/15/13)
300,000            317,948

---------------

1,864,676

---------------
FINANCE - 1.56%
  Ford Motor Credit Co.
    (5.700% due 01/15/10)
150,000            127,509
  GMAC
    (5.850% due 01/14/09)
250,000            223,657

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PRINCIPAL              VALUE
                                                                    --------------
--------------------
FINANCE - 1.56% (CONTINUED)
  GMAC
    (7.750% due 01/19/10)                                           $
63,000    $        58,835
  RH Donnelley Finance Corp.(2)
    (10.875% due 12/15/12)
63,000             71,033

---------------

481,034

---------------
HEALTH CARE - 2.87%
  Beckman Coulter Inc.
    (6.875% due 11/15/11)
300,000            324,277
  Davita Inc.
    (7.250% due 03/15/15)
31,000             31,387
  Genesis Healthcare Corp.
    (8.000% due 10/15/13)
62,000             65,255
  Medco Health Solutions
    (7.250% due 08/15/13)
300,000            329,555
  Resolution Performance
    (13.500% due 11/15/10)
125,000            132,187

---------------

882,661

---------------
INSURANCE - 3.35%
  American Financial Group
    (7.125% due 04/15/09)
125,000            132,601
  Duke Capital
    (5.668% due 08/15/14)
300,000            302,557
  Nationwide Mutuals Insurance(2)
    (5.810% due 12/15/24)
340,000            340,315
  USF&G Capital
    (8.470% due 01/10/27)
240,000            256,007

---------------

1,031,480

---------------
MEDIA & CABLE - 1.78%
  Charter Communications
    (4.750% due 06/01/06)
63,000             62,370
  Charter Communications(2)
    (8.000% due 04/30/12)
63,000             62,685
  Dex Media West
    (9.875% due 08/15/13)
60,000             66,600
  Paxson Communications
    (0.000% / 12.75% step bond due 01/15/09)
62,000             65,642
  TCI Communications Inc.
    (8.750% due 08/01/15)
240,000            290,807

---------------

548,104

---------------
MEDIA CONGLOMERATE - 2.51%
  AOL Time Warner Inc.
    (6.875% due 05/01/12)
240,000            255,475
  Comcast Corp.
    (5.300% due 01/15/14)
100,000             98,105
  CSC Holdings
    (8.125% due 08/15/09)
62,000             62,620
  News American Holdings Nts.
    (5.300% due 12/15/14)
361,000            358,295

---------------

774,495

---------------
METALS & MINING - 0.44%
  Falconbridge LTD
    (7.350% due 06/05/12)
125,000            136,325

---------------
PRINTING & PUBLISHING - 0.21%
  Cadmus Communications
    (8.375% due 06/15/14)
63,000             64,732

---------------
REAL ESTATE - 2.21%
  Health Care REIT
    (8.000% due 09/12/12)                                           $
250,000    $       278,768
  La Quinta Properties
    (7.000% due 08/15/12)
62,000             67,115
  Nationwide Health Properties
    (6.000% due 05/20/15)
300,000            295,676
  Ventas Realty
    (7.125% due 06/01/15)
37,000             38,850

---------------

680,409

---------------
TECHNOLOGY - 2.17%
  Jabil Circuit Inc.
    (5.875% due 07/15/10)
450,000            457,034
  Thomson Corp.
    (6.200% due 01/05/12)
200,000            210,764

---------------

667,798

---------------
TELECOMMUNICATIONS - 4.82%
  America Movil
    (5.500% due 03/01/14)
250,000            246,900
  Intcomex Inc.(2)
    (11.750% due 01/15/11)
125,000            122,813
  MCI Inc.
    (6.908% due 05/01/07)
125,000            125,938
  Qwest Communications International
    (7.500% due 02/15/14)
125,000            128,438
  Sprint
    (6.900% due 05/01/19)
250,000            275,347
  Telus Corp.
    (8.000% due 06/01/11)
250,000            280,265
  Verizon Inc.
    (6.125% due 01/15/13)
300,000            303,041

---------------

1,482,742

---------------
    Total Corporate Bonds & Notes
      (cost $14,476,075)
14,391,379

---------------


SHARES              VALUE
                                                                    --------------
-    ---------------
SHORT-TERM INVESTMENTS - 1.75%
NORTHERN TRUST DIVERSIFIED
ASSETS FUND - 1.75%
538,165    $       538,165

---------------
    Total Short-Term Investments
      (cost $538,165)
538,165

---------------
TOTAL INVESTMENTS - 99.44%
  (cost $31,017,598)(1)
30,609,910

---------------
NORTHERN INSTITUTIONAL LIQUID ASSET PORTFOLIO(3) - 19.36%
5,960,885

---------------
OTHER ASSETS AND LIABILITIES - (18.80%)
(5,788,137)

---------------
TOTAL NET ASSETS - 100.00%
$    30,782,658

===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*    Non-income producing

+    Illiquid

(1) For federal income tax purposes, cost is $31,017,598 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $387,519 and ($795,207), respectively, with a net appreciation / depreciation of ($407,688).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $5,897,825, $5,960,885, and $5,188, respectively.

(4)  Security in default.

(5) Valued at fair value as determined in good faith under procedures adopted by the Board of Directors.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                              BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                          $ 30,609,910
  Collateral for securities loaned, at fair value                 5,960,885
  Receivables:
    Shares sold                                                      24,336
    Interest and dividends                                          327,512
  Prepaid expenses and other                                          3,469
                                                               ------------
                                                                 36,926,112
                                                               ------------
LIABILITIES
  Payables:
    Investment securities purchased                                      --
    Shares redeemed                                                   8,447
    Payable upon return of securities loaned                      5,960,885
    Bank overdraft                                                  122,085
    Advisory fees                                                    12,464
    Directors' fees                                                   1,666
    Custodian fees                                                    2,267
    Fund accounting fees                                             12,414
    Professional fees                                                18,495
    Other accrued expenses                                            4,731
                                                               ------------
                                                                  6,143,454
                                                               ------------
NET ASSETS*
  Paid-in capital                                                37,143,194
  Accumulated undistributed net investment income                   148,521
  Accumulated net realized gain / (loss)
    on investments and futures contracts                         (6,101,369)
  Net unrealized appreciation / (depreciation)
    on investments                                                 (407,688)
                                                               ------------
                                                               $ 30,782,658
                                                               ============
 Shares authorized ($.10 par value)                              30,000,000

 Shares outstanding                                                 653,907

 Net asset value, offering and redemption price per share      $      47.07

 Investments at cost                                           $ 31,017,598


* FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income                                $    148,521

                        CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
   -------------------------------------------------------------------------------
----
       2008                2009            2010               2011            2012
   -------------        ------------    -------------       -------        -------
---
   $  (4,632,319)       $  (119,441)    $ (1,273,958)       $    --        $
(75,650)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                     $  1,917,809
  Dividends                                                          30,402
  Other income                                                       23,228
                                                               ------------
                                                                  1,971,439
                                                               ------------
EXPENSES
  Advisory fees                                                     158,588
  Administration expenses                                            33,742
  Custodian fees and expenses                                         6,512
  Fund accounting fees and expenses                                  42,494
  Professional fees                                                  19,902
  Directors' fees                                                     4,004
  Transfer agent fees                                                 9,374
  Other expenses                                                      6,060
                                                               ------------
                                                                    280,676
  Reimbursements and waivers                                        (28,942)
                                                               ------------
                                                                    251,734
                                                               ------------
NET INVESTMENT INCOME / (LOSS)                                    1,719,705
                                                               ------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments and options              12,263

  Net change in unrealized appreciation /
   (depreciation) on investments                                 (1,033,336)
                                                               ------------

NET REALIZED AND UNREALIZED GAIN / (LOSS)                        (1,021,073)
                                                               ------------

NET INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS        $    698,632
                                                               ============

TRANSACTIONS WITH AFFILIATES:

                     PERCENT OF CURRENT
                      NET ASSET VALUE
----------------------------------------------------
      ADVISORY          ADMINISTRATION      EXPENSE
        FEE                FEE(2)           LIMIT(1)        WAIVER
REIMBURSEMENT
----------------------------------------------------------------------------------
------
       0.47%               0.10%             1.00%        $  28,942         $
--

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the portfolio for such excess, up to the amount of the advisory fee for that year.

(2) The Advisor has agreed to temporarily waive administration fees for the Bond Portfolio, to the extent that the Portfolio's total expense ratio exceeds .75%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,

                                                                          2005
2004
                                                                    --------------
--------------------
OPERATIONS
  Net investment income / (loss)                                    $
1,719,705    $     1,484,411
  Net realized gain / (loss) on investments and futures
12,263            (56,701)
  Net change in unrealized appreciation / (depreciation)
    on investments
(1,033,336)           126,523
                                                                    --------------
-    ---------------

698,632          1,554,233
                                                                    --------------
-    ---------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(1,532,165)        (1,554,233)
  Distribution in excess                                                         -
-            (78,593)
                                                                    --------------
-    ---------------

(1,532,165)        (1,632,826)
                                                                    --------------
-    ---------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
2,090,905          5,277,021
  Reinvestment of distributions
1,532,165          1,632,826
  Payments for shares redeemed
(8,306,480)        (7,728,669)
                                                                    --------------
-    ---------------

(4,683,410)          (818,822)
                                                                    --------------
-    ---------------
NET INCREASE / (DECREASE) IN NET ASSETS
(5,516,943)          (897,415)
NET ASSETS
  Beginning of period
36,299,601         37,197,016
                                                                    --------------
-    ---------------
  End of period                                                     $
30,782,658    $    36,299,601

===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                     $
148,521    $           892

===============    ===============


FUND SHARE TRANSACTIONS
  Sold
43,801            110,220
  Reinvestment of distributions
32,469             33,999
  Redeemed
(174,528)          (160,360)
                                                                    --------------
-    ---------------
    Net increase / (decrease) from fund share transactions
(98,258)           (16,141)

===============    ===============
TOTAL COST OF PURCHASES OF:
  Preferred and Common Stocks                                       $
395,207    $       249,083
  U.S. Government Securities
1,399,196          4,650,050
  Corporate Bonds
9,066,077         19,357,047
                                                                    --------------
-    ---------------
                                                                    $
10,860,480    $    24,256,180

===============    ===============
TOTAL PROCEEDS FROM SALES OF:
  Preferred and Common Stocks                                       $
100,249    $        88,977
  U.S. Government Securities
4,282,208          3,504,710
  Corporate Bonds
11,283,269         19,504,866
                                                                    --------------
-    ---------------
                                                                    $
15,665,726    $    23,098,553

===============    ===============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                   $
1,532,165    $     1,632,826
                                                                    --------------
-    ---------------
                                                                    $
1,532,165    $     1,632,826

===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
S&P 500 INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index").

STRATEGY - The Summit Pinnacle S&P 500 Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's total return was 4.52% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 4.91% total return for the Index. The difference of 0.39% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.


                                    FUND DATA

Manager:                                                        Gary Rodmaker
                                                                Dave Weisenburger
Inception Date:                                                 December 29, 1995
Total Net Assets:                                               $290.67 Million
Number of Equity Holdings:                                      500
Median Cap Size:                                                $11.24 Billion
Average Price-to-book Ratio:                                    2.82x
Dividend Yield:                                                 1.86%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

 Summit S&P 500 Index Portfolio - Average Annual Total Return

          1-YEAR   5-YEAR   10-YEAR
          4.52%    0.04%    8.71%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included. Absent limitation of expenses during certain of the periods shown, performance would have been lower.

            SUMMIT S&P 500 INDEX PORTFOLIO     S&P 500 INDEX
Dec-1995              $      10,000            $      10,000
Jan-1996              $      10,400            $      10,340
Feb-1996              $      10,490            $      10,436
Mar-1996              $      10,600            $      10,537
Apr-1996              $      10,740            $      10,692
May-1996              $      11,021            $      10,968
Jun-1996              $      11,072            $      11,010
Jul-1996              $      10,598            $      10,523
Aug-1996              $      10,820            $      10,745
Sep-1996              $      11,405            $      11,350
Oct-1996              $      11,739            $      11,663
Nov-1996              $      12,600            $      12,545
Dec-1996              $      12,337            $      12,296
Jan-1997              $      13,110            $      13,065
Feb-1997              $      13,221            $      13,167
Mar-1997              $      12,669            $      12,626
Apr-1997              $      13,421            $      13,379
May-1997              $      14,224            $      14,195
Jun-1997              $      14,852            $      14,830
Jul-1997              $      16,040            $      16,009
Aug-1997              $      15,110            $      15,113
Sep-1997              $      15,947            $      15,941
Oct-1997              $      15,419            $      15,408
Nov-1997              $      16,124            $      16,121
Dec-1997              $      16,373            $      16,398
Jan-1998              $      16,570            $      16,579
Feb-1998              $      17,756            $      17,774
Mar-1998              $      18,662            $      18,684
Apr-1998              $      18,855            $      18,872
May-1998              $      18,523            $      18,548
Jun-1998              $      19,274            $      19,300
Jul-1998              $      19,081            $      19,095
Aug-1998              $      16,322            $      16,337
Sep-1998              $      17,361            $      17,384
Oct-1998              $      18,773            $      18,797
Nov-1998              $      19,916            $      19,936
Dec-1998              $      21,050            $      21,084
Jan-1999              $      21,914            $      21,965
Feb-1999              $      21,233            $      21,283
Mar-1999              $      22,065            $      22,134
Apr-1999              $      22,905            $      22,991
May-1999              $      22,349            $      22,449
Jun-1999              $      23,582            $      23,695
Jul-1999              $      22,850            $      22,955
Aug-1999              $      22,740            $      22,843
Sep-1999              $      22,117            $      22,217
Oct-1999              $      23,517            $      23,623
Nov-1999              $      23,975            $      24,103
Dec-1999              $      25,369            $      25,523
Jan-2000              $      24,074            $      24,241
Feb-2000              $      23,616            $      23,782
Mar-2000              $      25,920            $      26,108
Apr-2000              $      25,145            $      25,323
May-2000              $      24,624            $      24,803
Jun-2000              $      25,227            $      25,415
Jul-2000              $      24,825            $      25,017
Aug-2000              $      26,356            $      26,571
Sep-2000              $      24,959            $      25,168
Oct-2000              $      24,858            $      25,062
Nov-2000              $      22,892            $      23,086
Dec-2000              $      23,004            $      23,199
Jan-2001              $      23,808            $      24,023
Feb-2001              $      21,623            $      21,834
Mar-2001              $      20,250            $      20,452
Apr-2001              $      21,823            $      22,039
May-2001              $      21,955            $      22,187
Jun-2001              $      21,407            $      21,648
Jul-2001              $      21,194            $      21,435
Aug-2001              $      19,858            $      20,096
Sep-2001              $      18,242            $      18,474
Oct-2001              $      18,576            $      18,827
Nov-2001              $      19,993            $      20,271
Dec-2001              $      20,154            $      20,449
Jan-2002              $      19,846            $      20,151
Feb-2002              $      19,462            $      19,762
Mar-2002              $      20,181            $      20,505
Apr-2002              $      18,950            $      19,262
May-2002              $      18,801            $      19,122
Jun-2002              $      17,452            $      17,760
Jul-2002              $      16,083            $      16,377
Aug-2002              $      16,183            $      16,483
Sep-2002              $      14,420            $      14,693
Oct-2002              $      15,681            $      15,985
Nov-2002              $      16,593            $      16,924
Dec-2002              $      15,610            $      15,931
Jan-2003              $      15,195            $      15,515
Feb-2003              $      14,960            $      15,282
Mar-2003              $      15,102            $      15,431
Apr-2003              $      16,335            $      16,701
May-2003              $      17,186            $      17,579
Jun-2003              $      17,397            $      17,804
Jul-2003              $      17,699            $      18,117
Aug-2003              $      18,035            $      18,471
Sep-2003              $      17,836            $      18,275
Oct-2003              $      18,835            $      19,307
Nov-2003              $      18,993            $      19,477
Dec-2003              $      19,978            $      20,498
Jan-2004              $      20,336            $      20,875
Feb-2004              $      20,611            $      21,165
Mar-2004              $      20,293            $      20,846
Apr-2004              $      19,967            $      20,518
May-2004              $      20,233            $      20,800
Jun-2004              $      20,616            $      21,203
Jul-2004              $      19,932            $      20,501
Aug-2004              $      20,005            $      20,583
Sep-2004              $      20,211            $      20,806
Oct-2004              $      20,512            $      21,124
Nov-2004              $      21,332            $      21,977
Dec-2004              $      22,049            $      22,724
Jan-2005              $      21,510            $      22,170
Feb-2005              $      21,956            $      22,636
Mar-2005              $      21,570            $      22,235
Apr-2005              $      21,155            $      21,812
May-2005              $      21,817            $      22,506
Jun-2005              $      21,839            $      22,538
Jul-2005              $      22,640            $      23,376
Aug-2005              $      22,429            $      23,163
Sep-2005              $      22,599            $      23,351
Oct-2005              $      22,215            $      22,961
Nov-2005              $      23,047            $      23,831
Dec-2005              $      23,047            $      23,841

                             TOP 10 EQUITY HOLDINGS

                                                (% OF NET ASSETS)
                                                -----------------
General Electric                                       3.26%
Exxon Mobil Corp.                                      3.08%
Citigroup Inc.                                         2.16%
Microsoft Corporation                                  2.11%
Procter & Gamble                                       1.71%
Bank of America Corp.                                  1.63%
Johnson & Johnson                                      1.58%
American International Group                           1.56%
Pfizer, Inc.                                           1.51%
Altria Group, Inc.                                     1.37%

[CHART]

                               SECTOR ALLOCATIONS

Consumer Discretionary         10.7%
Consumer Staples                9.5%
Energy                          9.2%
Financials                     21.1%
Health Care                    13.2%
Industrials                    11.2%
Information Technology         15.0%
Materials                       3.0%
Telecommunication Services      3.0%
Utilities                       3.3%
Short-Term, Futures, & Other    0.8%

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
S&P 500 INDEX PORTFOLIO                                     FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                          ------------------------
----------------------------------------------
                                                             2005           2004
2003           2002           2001
                                                          ------------------------
----------------------------------------------
Net asset value, beginning of period                      $    80.48     $
73.21     $    57.82     $    75.15     $   102.95
                                                          ----------     ---------
-     ----------     ----------     ----------
Investment Activities:
  Net investment income / (loss)                                1.17
1.16(2)        0.81           0.69           0.80
  Net realized and unrealized gains / (losses)                  2.39
6.41          15.17         (17.53)        (12.15)
                                                          ----------     ---------
-     ----------     ----------     ----------
Total from Investment Activities                                3.56
7.57          15.98         (16.84)        (11.35)
                                                          ----------     ---------
-     ----------     ----------     ----------

DISTRIBUTIONS:
Net investment income                                          (1.19)
(0.30)         (0.59)         (0.38)         (0.55)
Net realized gains                                                --             -
-             --          (0.11)        (15.90)
                                                          ----------     ---------
-     ----------     ----------     ----------
Total Distributions                                            (1.19)
(0.30)         (0.59)         (0.49)        (16.45)
                                                          ----------     ---------
-     ----------     ----------     ----------
Net asset value, end of period                            $    82.85     $
80.48     $    73.21     $    57.82     $    75.15
                                                          ==========
==========     ==========     ==========     ==========
Total return                                                    4.52%
10.37%         27.98%        -22.55%        -12.39%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)               0.39%
0.40%          0.52%          0.57%          0.46%
Ratio of expenses to average net assets - gross                 0.49%
0.51%          0.54%          0.61%          0.47%
Ratio of net investment income / (loss) to
  average net assets                                            1.49%
1.69%          1.25%          1.04%          0.88%
Portfolio turnover rate                                         5.73%
1.59%          0.84%         10.51%          3.30%
Net assets, end of period (000's)                         $  290,666     $
279,875     $   79,766     $   64,338     $   92,639

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(2)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING..

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS

                                                         S&P 500 INDEX PORTFOLIO
DECEMBER 31, 2005


SHARES              VALUE
                                                                    --------------
--------------------
COMMON STOCKS - 99.17%
CONSUMER DISCRETIONARY - 10.70%
  Amazon.com, Inc.
7,856    $       370,410
  Apollo Group, Inc.
3,699            223,642
  AutoNation, Inc.*
4,561             99,111
  AutoZone Inc.*
1,406            129,001
  Bed Bath & Beyond Inc.
7,606            274,957
  Best Buy Co., Inc.
10,467            455,105
  Big Lots, Inc.*
2,879             34,577
  Black & Decker Corp.
2,035            176,964
  Brunswick Corp.
2,460            100,023
  Carnival Corp.
11,094            593,196
  Centex Corp.
3,246            232,056
  Circuit City Group
4,160             93,974
  Clear Channel Communications
13,846            435,457
  Coach, Inc.*
9,739            324,698
  Comcast Corp.*
55,612          1,443,688
  D.R. Horton
6,971            249,074
  Dana Corp.
3,803             27,306
  Darden Restaurants
3,397            132,075
  Dillard Inc.
1,628             40,407
  Dollar General
8,045            153,418
  Dow Jones & Co.
1,488             52,809
  Eastman Kodak
7,358            172,177
  eBay Inc.
29,275          1,266,144
  Family Dollar Stores
3,900             96,681
  Federated Department Stores
6,972            462,453
  Ford Motor
47,572            367,256
  Fortune Brands, Inc.
3,692            288,050
  Gannett Co.
6,117            370,507
  Gap (The)
14,698            259,273
  General Motors
14,482            281,240
  Genuine Parts
4,402            193,336
  Goodyear Tire & Rubber*
4,453             77,393
  Block H&R
8,390            205,975
  Harley-Davidson
7,035            362,232
  Harrah's Entertainment
4,644            331,071
  Hasbro Inc.
4,527             91,355
  Hilton Hotels
8,401            202,548
  Home Depot
54,401          2,202,152
  International Game Technology
8,551            263,200
  Interpublic Group*
11,025            106,391
  Johnson Controls
4,870            355,072
  Jones Apparel Group
2,994             91,976
  KB Home
1,962            142,559
  Knight-Ridder Inc.
1,755            111,092
  Kohl's Corp.*
8,830            429,138
  Leggett & Platt
4,770            109,519
  Lennar Corp.
3,518            214,668
  Limited Brands, Inc.
8,921            199,383
  Liz Claiborne, Inc.
2,714             97,215
  Lowe's Cos
20,027          1,335,000
  Marriott International
4,330            289,980
  Mattel, Inc.
10,347            163,690
  Maytag Corp.
2,020             38,015
  McDonald's Corp.
32,240          1,087,133
  McGraw-Hill
9,604    $       495,855
  Meredith Corp.
1,060             55,480
  New York Times
3,674             97,177
  Newell Rubbermaid Co.
7,055            167,768
  News Corporation*
62,315            968,998
  NIKE Inc.
4,831            419,282
  Nordstrom
5,549            207,533
  Office Depot*
7,931            249,033
  OfficeMax Inc.
1,789             45,369
  Omnicom Group
4,606            392,109
  Penney (J.C.)
6,281            349,224
  Pulte Homes, Inc.
5,426            213,567
  RadioShack Corp
3,396             71,418
  Reebok International
1,329             77,388
  Scripps (E. W.)
2,100            100,842
  Sears Holdings Corporation
2,585            298,645
  Sherwin-Williams
2,879            130,764
  Snap-On Inc.
1,462             54,913
  Staples, Inc.*
18,739            425,563
  Starbucks Corporation
19,680            590,596
  Starwood Hotels & Resorts
5,615            358,574
  Target Corp.
22,515          1,237,650
  Stanley Works
1,836             88,201
  Walt Disney Co.
49,282          1,181,290
  Tiffany & Co.
3,602            137,921
  Time Warner Inc.
119,406          2,082,441
  TJX Companies Inc.
11,803            274,184
  Tribune Co.
6,650            201,229
  Univision Communications*
5,772            169,639
  V.F. Corp.
2,259            125,013
  Viacom Inc.*
39,589          1,290,601
  Wendy's International
2,922            161,470
  Whirlpool Corp.
1,689            141,471
  Yum! Brands, Inc
7,156            335,473

---------------

31,102,503

---------------
CONSUMER STAPLES - 9.47%
  Alberto-Culver
1,907             87,245
  Albertson's
9,444            201,629
  Altria Group, Inc.
53,328          3,984,668
  Anheuser-Busch
19,881            854,088
  Archer-Daniels-Midland
16,747            412,981
  Avon Products
11,803            336,976
  Brown-Forman Corp.
2,099            145,503
  Campbell Soup
4,678            139,264
  Clorox Co.
3,837            218,287
  Coca Cola Co.
53,021          2,137,277
  Coca-Cola Enterprises
7,768            148,913
  Colgate-Palmolive
13,269            727,805
  ConAgra Foods, Inc.
13,301            269,744
  Constellation Brands*
4,957            130,022
  Costco Wholesale Corporation*
12,007            593,986
  CVS Corp.
20,858            551,068
  General Mills
9,175            452,511
  Heinz (H.J.)
8,545            288,137
  The Hershey Company
4,643            256,526
  Kellogg Co.
6,578            284,301

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                          SHARES
VALUE
                                                                    --------------
--------------------
CONSUMER STAPLES - 9.47% (CONTINUED)
  Kimberly-Clark                                                          11,939
$       712,161
  Kroger Co.*                                                             18,563
350,469
  McCormick & Co.                                                          3,386
104,695
  Molson Coors Brewing Company                                             1,447
96,935
  Pepsi Bottling Group                                                     3,511
100,450
  PepsiCo Inc.                                                            42,490
2,510,309
  Procter & Gamble                                                        85,851
4,969,055
  Reynolds American Inc.                                                   2,162
206,103
  Safeway Inc.                                                            11,506
272,232
  Sara Lee Corp.                                                          19,673
371,820
  Supervalu Inc.                                                           3,437
111,634
  Sysco Corp.                                                             15,870
492,764
  Tyson Foods                                                              6,445
110,210
  UST Inc.                                                                 4,157
169,730
  Walgreen Co.                                                            25,918
1,147,131
  Wal-Mart Stores                                                         63,974
2,993,983
  Whole Foods Market Inc.*                                                 3,550
274,735
  Wrigley (Wm) Jr.                                                         4,547
302,330

---------------

27,517,677

---------------
ENERGY - 9.22%
  Amerada Hess                                                             2,020
256,176
  Anadarko Petroleum                                                       6,078
575,891
  Apache Corp.                                                             8,435
577,966
  Baker Hughes                                                             8,760
532,433
  BJ Services                                                              8,255
302,711
  Burlington Resources                                                     9,682
834,588
  Chevron Corp.                                                           57,472
3,262,685
  ConocoPhillips                                                          35,534
2,067,368
  Devon Energy Corp.                                                      11,361
710,517
  El Paso Corp.                                                           16,898
205,480
  EOG Resources                                                            6,186
453,867
  Exxon Mobil Corp.                                                      159,351
8,950,746
  Halliburton Co.                                                         13,137
813,969
  Kerr-McGee                                                               2,918
265,129
  Kinder Morgan                                                            2,694
247,713
  Marathon Oil Corp.                                                       9,388
572,386
  Murphy Oil                                                               4,151
224,112
  Nabors Industries Ltd.*                                                  3,982
301,637
  National Oilwell Varco, Inc.*                                            4,385
274,940
  Noble Corporation                                                        3,458
243,927
  Occidental Petroleum                                                    10,298
822,604
  Rowan Cos.                                                               2,755
98,188
  Schlumberger Ltd.                                                       15,086
1,465,605
  Sunoco, Inc.                                                             3,455
270,803
  Transocean Inc.*                                                         8,455
589,229
  Valero Energy                                                           15,795
815,022
  Weatherford International Ltd.*                                          8,905
322,361
  Williams Cos.                                                           14,680
340,136
  XTO Energy Inc.                                                          9,301
408,686

---------------

26,806,875

---------------
FINANCIALS - 21.09%
  ACE Limited                                                              8,259
441,361
  AFLAC Inc.                                                              12,816
594,919
  Allstate Corp.                                                          16,614
898,319
  Ambac Financial Group                                                    2,705
208,447
  American Express                                                        31,804
1,636,634
  American International Group                                            66,461
$     4,534,634
  Ameriprise Financial, Inc.                                               6,220
255,020
  AmSouth Bancorporation                                                   8,926
233,950
  Aon Corp.                                                                8,197
294,682
  Apartment Investment & Management                                        2,415
91,456
  Archstone-Smith Trust                                                    5,355
224,321
  Bank of America Corp.                                                  102,893
4,748,512
  Bank of New York                                                        19,730
628,401
  BB&T Corporation                                                        13,887
582,004
  Bear Stearns Cos.                                                        2,845
328,683
  Capital One Financial                                                    7,670
662,688
  Charles Schwab                                                          26,417
387,537
  Chubb Corp.                                                              5,121
500,066
  Cincinnati Financial                                                     4,421
197,530
  CIT Group                                                                5,101
264,130
  Citigroup Inc.                                                         129,557
6,287,401
  Comerica Inc.                                                            4,231
240,152
  Compass Bancshares                                                       3,145
151,872
  Countrywide Financial Corp.                                             15,297
523,004
  E*Trade Financial Corp.*                                                10,476
218,529
  Equity Office Properties                                                10,394
315,250
  Equity Residential                                                       7,379
288,666
  Fannie Mae                                                              24,802
1,210,586
  Federated Investors Inc.                                                 2,142
79,340
  Fifth Third Bancorp                                                     14,213
536,114
  First Horizon National                                                   3,164
121,624
  Franklin Resources                                                       3,755
353,008
  Federal Home Loan Mtg.                                                  17,696
1,156,434
  Genworth Financial Inc.                                                  9,648
333,628
  Golden West Financial                                                    6,521
430,386
  Goldman Sachs Group                                                     11,456
1,463,046
  Hartford Financial Services Group                                        7,693
660,752
  Huntington Bancshares                                                    5,785
137,394
  Janus Capital Group                                                      5,586
104,067
  Jefferson-Pilot                                                          3,408
194,017
  JPMorgan Chase & Co.                                                    89,631
3,557,454
  KeyCorp                                                                 10,443
343,888
  Lehman Bros.                                                             6,823
874,504
  Lincoln National                                                         4,362
231,317
  Loews Corp.                                                              3,428
325,146
  M&T Bank Corp.                                                           2,043
222,789
  Marsh & McLennan                                                        13,949
443,020
  Marshall & Ilsley Corp.                                                  5,356
230,522
  MBIA Inc.                                                                3,390
203,942
  NBNA Corporation*                                                       32,141
872,628
  Mellon Bank Corp.                                                       10,711
366,852
  Merrill Lynch                                                           23,537
1,594,161
  MetLife Inc.                                                            19,401
950,649
  MGIC Investment                                                          2,353
154,874
  Moody's Corp                                                             6,335
389,096
  Morgan Stanley                                                          27,604
1,566,251
  National City Corp.                                                     14,252
478,440
  North Fork Bancorporation                                               12,186
333,409
  Northern Trust Corp.                                                     4,694
243,243
  Plum Creek Timber Co.                                                    4,653
167,741
  PNC Bank Corp.                                                           7,487
462,921
  Principal Financial Group                                                7,175
340,310

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES              VALUE
                                                                    --------------
--------------------
FINANCIALS - 21.09% (CONTINUED)
  Progressive Corp.
4,988    $       582,499
  ProLogis
6,191            289,244
  Prudential Financial
12,859            941,150
  Public Storage
2,090            141,535
  Regions Financial Corp.
11,727            400,594
  SAFECO Corp.
3,164            178,766
  Simon Property Group, Inc
4,776            365,985
  SLM Corporation
10,689            588,857
  Sovereign Bancorp
9,064            195,964
  St. Paul Travelers Cos
17,733            792,133
  State Street Corp.
8,397            465,530
  SunTrust Banks
9,255            673,394
  Synovus Financial
8,000            216,080
  T. Rowe Price Group
3,282            236,402
  Torchmark Corp.
2,639            146,728
  UnumProvident Corp.
7,635            173,696
  U.S. Bancorp
46,530          1,390,782
  Vornado Realty Trust
2,982            248,908
  Wachovia Corp.
39,783          2,102,929
  Washington Mutual
25,280          1,099,680
  Wells Fargo
42,838          2,691,512
  XL Capital
4,466            300,919
  Zions Bancorp
2,588            195,549

---------------

61,290,557

---------------
HEALTH CARE - 13.21%
  Abbott Labs
39,725          1,566,357
  Aetna Inc.
7,272            685,822
  Allergan, Inc.
3,308            357,132
  AmerisourceBergen Corp.
5,250            217,350
  Amgen Inc.
31,614          2,493,080
  Applera Corp-Applied Biosystems Group
4,940            131,206
  Bard (C.R.) Inc.
2,663            175,545
  Bausch & Lomb
1,360             92,344
  Baxter International Inc.
15,974            601,421
  Becton, Dickinson
6,451            387,576
  BIOGEN IDEC Inc.*
8,693            394,054
  Biomet, Inc.*
6,378            233,243
  Boston Scientific*
15,110            370,044
  Bristol-Myers Squibb
50,105          1,151,413
  Cardinal Health, Inc.
10,969            754,119
  Caremark Rx*
11,520            596,621
  Chiron Corporation
2,756            122,532
  CIGNA Corp.
3,252            363,248
  Coventry Health Care Inc.*
4,074            232,055
  Lilly (Eli) & Co.
29,108          1,647,222
  Express Scripts, Inc.
3,759            315,004
  Fisher Scientific*
3,084            190,776
  Forest Laboratories*
8,652            351,963
  Genzyme General
6,611            467,927
  Gilead Sciences, Inc.
11,727            617,192
  Guidant Corp.
8,497            550,181
  HCA Inc.
10,856            548,228
  Health Management Association
6,333            139,073
  Hospira Inc.*
4,044            173,002
  Humana Inc.*
4,108            223,188
  IMS Health Inc.
5,933            147,850
  Johnson & Johnson
76,198          4,579,500
  King Pharmaceuticals*
6,195    $       104,819
  Laboratory Corp. of America Holding*
3,417            184,005
  Manor Care Inc.
2,000             79,540
  McKesson Corp.
7,879            406,478
  Medco Health Solutions Inc.*
7,883            439,871
  MedImmune, Inc.
6,230            218,175
  Medtronic Inc.
30,982          1,783,634
  Merck & Co.
56,015          1,781,837
  Millipore Corp.*
1,304             86,116
  Mylan Laboratories
5,598            111,736
  Patterson Companies Inc.
3,542            118,303
  PerkinElmer
3,294             77,607
  Pfizer, Inc.
188,776          4,402,256
  Quest Diagnostics
4,210            216,731
  Schering-Plough
37,847            789,111
  St Jude Medical*
9,389            471,328
  Stryker Corp.
7,467            331,759
  Tenet Healthcare Corp.*
12,021             92,081
  Thermo Electron*
4,087            123,141
  United Health Group Inc.
34,930          2,170,550
  Waters Corporation*
2,909            109,960
  Watson Pharmaceuticals*
2,636             85,696
  WellPoint Inc.*
16,584          1,323,237
  Wyeth
34,389          1,584,301
  Zimmer Holdings*
6,346            427,974

---------------

38,396,514

---------------
INDUSTRIALS - 11.24%
  3M Company
19,461          1,508,228
  Allied Waste Industries*
5,518             48,227
  American Power Conversion Corporation*
4,325             95,150
  American Standard
4,639            185,328
  Avery Dennison Corp.
2,794            154,424
  Boeing Company
20,593          1,446,452
  Burlington Northern Santa Fe
9,565            677,393
  Caterpillar Inc.
17,419          1,006,296
  Cendant Corporation
26,237            452,588
  Cintas Corporation*
3,491            143,759
  Cooper Industries, Ltd.
2,342            170,966
  Cooper Tire and Rubber
1,549             23,731
  CSX Corp.
5,487            278,575
  Cummins Inc.
1,176            105,522
  Danaher Corp.
6,075            338,864
  Deere & Co.
6,176            420,647
  Donnelley (R.R.) & Sons
5,566            190,413
  Dover Corp.
5,121            207,349
  Eaton Corp.
3,728            250,112
  Emerson Electric
10,522            785,993
  Equifax Inc.
3,294            125,238
  FedEx Corporation
7,761            802,410
  Fluor Corp.
2,194            169,508
  General Dynamics
5,084            579,830
  General Electric
270,669          9,486,948
  Goodrich Corporation
3,075            126,383
  Grainger (W.W.) Inc.
1,916            136,228
  Honeywell International Inc.
21,582            803,930
  Illinois Tool Works
5,280            464,587
  Ingersoll-Rand Co. Ltd.
8,456            341,369

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES              VALUE
                                                                    --------------
--------------------
INDUSTRIALS - 11.24% (CONTINUED)
  ITT Industries, Inc.
2,345    $       241,113
  L-3 Communications Holdings
3,001            223,124
  Lockheed Martin Corp.
9,126            580,687
  Masco Corp.
10,790            325,750
  Monster Worldwide, Inc.
3,080            125,726
  Navistar International Corp.*
1,560             44,647
  Norfolk Southern Corp.
10,410            466,680
  Northrop Grumman Corp.
9,099            546,941
  PACCAR Inc.*
4,336            300,181
  Pall Corp.
3,146             84,502
  Parker-Hannifin
3,027            199,661
  Pitney-Bowes
5,841            246,782
  Raytheon Co.
11,443            459,436
  Robert Half International
4,282            162,245
  Rockwell Collins
4,468            207,628
  Rockwell Automation, Inc.
4,593            271,723
  Ryder System
1,624             66,616
  Southwest Airlines
17,875            293,687
  Textron Inc.
3,383            260,423
  Tyco International
51,570          1,488,310
  Union Pacific
6,789            546,583
  United Parcel Service
28,261          2,123,814
  United Technologies
26,096          1,459,027
  Waste Management Inc.
14,088            427,571

---------------

32,679,305

---------------
INFORMATION TECHNOLOGY - 14.97%
  ADC Telecommunications*
2,946             65,814
  Adobe Systems Incorporated*
15,404            569,332
  Advanced Micro Devices
10,351            316,741
  Affiliated Computer*
3,177            188,015
  Agilent Technologies*
10,489            349,179
  Altera Corporation
9,342            173,107
  Analog Devices
9,336            334,882
  Andrew Corp.*
4,109             44,090
  Apple Computer, Inc.
21,491          1,544,988
  Applied Materials, Inc.*
41,573            745,820
  Applied Micro Circuits*
7,656             19,676
  Autodesk, Inc.*
5,913            253,963
  Automatic Data Processing Inc.
14,769            677,749
  Avaya Inc.*
10,647            113,603
  BMC Software*
5,512            112,941
  Broadcom Corporation
7,407            349,240
  Ciena Corp.*
14,801             43,959
  Cisco Systems, Inc.
157,306          2,693,079
  Citrix Systems, Inc.
4,519            130,057
  Computer Associates International
11,755            331,373
  Computer Sciences Corp.*
4,673            236,641
  Compuware Corp.*
9,922             89,000
  Comverse Technology, Inc.
5,091            135,370
  Convergys Corp.*
3,542             56,141
  Corning Inc.*
39,027            767,271
  Dell Inc.
60,291          1,808,127
  Electronic Arts Inc.
7,607            397,922
  Electronic Data Systems
13,356            321,078
  EMC Corp.*
61,224            833,871
  First Data
19,571            841,749
  Fiserv, Inc.
4,758            205,879
  Freescale Semiconductor Inc.*
10,509            264,512
  Gateway Inc.*
6,784    $        17,028
  Hewlett-Packard
73,395          2,101,299
  Intel Corporation*
154,458          3,855,272
  International Bus. Machines
40,455          3,325,401
  Intuit Inc.
4,584            244,327
  Jabil Circuit*
4,460            165,421
  JDS Uniphase Corporation
42,317             99,868
  KLA-Tencor Corporation*
4,997            246,502
  Lexmark International Inc*
3,003            134,624
  Linear Technology Corporation*
7,804            281,490
  LSI Logic*
10,031             80,248
  Lucent Technologies*
114,242            303,884
  Maxim Integrated Products, Inc.*
8,395            304,235
  Mercury Interactive*
2,190             60,860
  Micron Technology*
15,837            210,790
  Microsoft Corporation
234,438          6,130,554
  Molex Inc.
3,665             95,107
  Motorola Inc.
63,815          1,441,581
  National Semiconductor
8,804            228,728
  NCR Corp.*
4,699            159,484
  Network Appliance, Inc.
9,529            257,283
  Novell Inc.*
9,782             86,375
  Novellus Systems*
3,505             84,541
  NVIDIA Corporation
4,384            160,278
  Oracle Corporation
96,312          1,175,970
  Parametric Technology*
6,973             42,535
  Paychex, Inc.*
8,543            325,659
  PMC-Sierra Inc.*
4,609             35,535
  QLogic Corp.*
2,064             67,101
  QUALCOMM Incorporated
42,106          1,813,925
  Sabre Holding Corp.
3,316             79,949
  Sanmina-SCI Corp.*
13,460             57,340
  Scientific-Atlanta
3,875            166,896
  Siebel Systems, Inc.*
13,549            143,348
  Solectron*
23,353             85,472
  Sun Microsystems, Inc.
87,436            366,357
  Symantec Corporation
27,712            484,960
  Symbol Technologies
6,427             82,394
  Tektronix Inc.
2,137             60,285
  Tellabs, Inc.
11,484            125,176
  Teradyne Inc.*
4,976             72,500
  Texas Instruments
41,437          1,328,885
  Unisys Corp.*
8,739             50,948
  Xerox Corp.*
24,595            360,317
  Xilinx, Inc.*
8,928            225,075
  Yahoo! Inc.
32,336          1,266,924

---------------

43,507,900

---------------
MATERIALS - 2.96%
  Air Products & Chemicals
5,607            331,878
  Alcoa Inc
22,285            658,967
  Allegheny Technologies Inc
2,128             76,778
  Ashland Inc.
1,877            108,678
  Ball Corp.
2,760            109,627
  Bemis Company
2,704             75,360
  Dow Chemical
24,716          1,083,055
  Du Pont (E.I.)
23,544          1,000,620
  Eastman Chemical
2,061            106,327
  Ecolab Inc.
4,657            168,909

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES              VALUE
                                                                    --------------
--------------------
MATERIALS - 2.96% (CONTINUED)
  Engelhard Corp.
3,038    $        91,596
  Freeport-McMoran Copper & Gold
4,713            253,559
  Hercules, Inc.*
2,852             32,228
  International Paper
12,561            422,175
  International Flavors & Fragrances
2,065             69,178
  Louisiana Pacific
2,804             77,026
  MeadWestvaco Corporation
4,653            130,424
  Monsanto Co.
6,874            532,941
  Newmont Mining Corp.
11,437            610,736
  Nucor Corp.
3,951            263,611
  Pactiv Corp.*
3,788             83,337
  Phelps Dodge
2,600            374,062
  PPG Industries
4,297            248,797
  Praxair, Inc.
8,253            437,079
  Rohm & Haas
3,677            178,040
  Sealed Air Corp.*
2,096            117,732
  Sigma-Aldrich Corporation*
1,707            108,037
  Temple-Inland
2,857            128,136
  United States Steel Corp.
2,889            138,874
  Vulcan Materials
2,587            175,269
  Weyerhaeuser Corp.
6,140            407,328

---------------

8,600,364

---------------
TELECOMMUNICATIONS SERVICES - 2.99%
  ALLTEL Corp.
9,806            618,759
  AT&T Inc.
100,080          2,450,959
  BellSouth
46,846          1,269,527
  Century Telephone
3,287            108,997
  Citizens Communications
8,608            105,276
  Qwest Communications International*
39,606            223,774
  Sprint Nextel Corp.
75,693          1,768,188
  Verizon Communications
70,809          2,132,767

---------------

8,678,247

---------------
UTILITIES - 3.32%
  AES Corp.*
16,738            264,963
  Allegheny Energy*
4,116            130,271
  Ameren Corporation
5,154            264,091
  American Electric Power
10,084            374,016
  CenterPoint Energy
7,941            102,042
  CINergy Corp.
5,030            213,574
  CMS Energy*
5,546             80,472
  Consolidated Edison
6,274            290,674
  Constellation Energy Group
4,501            259,258
  Dominion Resources
8,894            686,617
  DTE Energy Co.
4,498    $       194,268
  Duke Energy
23,762            652,267
  Dynegy Inc.*
7,731             37,418
  Edison International
8,345            363,925
  Entergy Corp.
5,250            360,412
  Exelon Corp.
17,090            908,163
  FirstEnergy Corp.
8,450            413,966
  FPL Group
10,114            420,338
  Keyspan Energy
4,408            157,322
  NICOR Inc.
1,117             43,909
  NiSource Inc.
6,984            145,686
  Peoples Energy
965             33,843
  PG&E Corp.
8,786            326,136
  Pinnacle West Capital
2,498            103,292
  PPL Corp.
9,735            286,209
  Progress Energy, Inc.
6,444            283,020
  Public Service Enterprise Inc.
6,421            417,172
  Sempra Energy
6,583            295,182
  Southern Co.
18,994            655,863
  TECO Energy
5,257             90,315
  TXU Corp.
12,367            620,700
  Xcel Energy Inc
10,317            190,452

---------------

9,665,836

---------------
    Total Common Stocks
      (cost $236,021,088)
288,245,778

---------------

SHORT-TERM INVESTMENTS(3) - 1.24%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 0.83%
2,421,465          2,421,465

---------------


PRINCIPAL              VALUE
                                                                    --------------
--------------------
U.S. TREASURY BILL - 0.41%
  (3.670% due 03/16/06)                                             $
1,200,000    $     1,190,615

---------------
    Total Short-Term Investments
      (cost $4,998,150)
3,612,080

---------------
TOTAL INVESTMENTS - 100.41%
  (cost $241,019,238)(1)
291,857,858

---------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 13.81%
40,130,974

---------------
OTHER ASSETS AND LIABILITIES - (14.22%)
(41,323,145)

---------------
TOTAL NET ASSETS - 100.00%
$   290,665,687

===============

*    Non-income producing

(1) For federal income tax purposes, cost is $241,709,899 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $67,209,308 and ($17,061,349), respectively, with a net appreciation / depreciation of $50,147,959.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $39,063,791, $40,130,974, and $161,475, respectively.

(3) Securities and other assets with an aggregate value of $3,450,700 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2005:

                                                                   UNREALIZED
                                                                  APPRECIATION/
TYPE                                        CONTRACTS            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index (03/06)                          11               $       (35,013)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
S&P 500 INDEX PORTFOLIO                                     FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                          $   291,857,858
  Collateral for securities loaned, at fair value                   40,130,974
  Receivables:
    Shares sold                                                        141,681
    Securities sold                                                     43,016
    Interest and dividends                                             384,352
  Prepaid expenses and other                                            17,987
                                                               ---------------
                                                                   332,575,868
                                                               ---------------
LIABILITIES
  Payables:
    Investment securities purchased                                    338,988
    Shares redeemed                                                  1,217,501
    Payable upon return of securities loaned                        40,130,974
    Bank overdraft                                                         177
    Advisory fees                                                       65,098
    Administration expenses                                             25,618
    Directors' fees                                                      8,638
    Custodian fees                                                         905
    Fund accounting fees                                                15,708
    Professional fees                                                   37,997
    Royalty fees                                                        35,114
    Variation margin                                                    15,783
    Other accrued expenses                                              17,680
                                                               ---------------
                                                                    41,910,181
                                                               ---------------
NET ASSETS*
  Paid-in capital                                                  239,834,405
  Accumulated undistributed net investment income                    3,650,855
  Accumulated net realized gain / (loss)
    on investments and futures contracts                            (3,623,180)
  Net unrealized appreciation / (depreciation)
    on investments and futures contracts                            50,803,607
                                                               ---------------
                                                               $   290,665,687
                                                               ===============
 Shares authorized ($.10 par value)                                 30,000,000

 Shares outstanding                                                  3,508,223

 Net asset value, offering and redemption price per share      $         82.85

 Investments at cost                                           $   241,019,238

* FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income                                $     3,650,855
  Unrealized appreciation                                      $    50,147,959

          CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
  --------------------------------------------------------------
      2010             2011          2012               2013
  ------------       --------      ---------        ------------
  $ (1,959,815)      $     --      $      --        $ (1,007,716)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                     $        78,634
  Dividends                                                          5,130,318
  Other income                                                          24,894
                                                               ---------------
                                                                     5,233,846
                                                               ---------------
EXPENSES
  Advisory fees                                                        801,313
  Administration expenses                                              279,114
  Custodian fees and expenses                                           25,798
  Fund accounting fees and expenses                                     61,278
  Professional fees                                                     54,312
  Directors' fees                                                       32,523
  Transfer agent fees                                                   12,352
  Royalty fee                                                           40,116
  Other expenses                                                        51,391
                                                               ---------------
                                                                     1,358,197
  Reimbursements and waivers                                          (269,654)
                                                               ---------------
                                                                     1,088,543
                                                               ---------------
NET INVESTMENT INCOME / (LOSS)                                       4,145,303
                                                               ---------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments and options             (1,389,379)
  Net realized gain / (loss) on futures contracts                       98,401
                                                               ---------------
                                                                    (1,290,978)
                                                               ---------------
  Net change in unrealized appreciation /
    (depreciation) on investments and
    futures contracts                                                9,592,113
                                                               ---------------

NET REALIZED AND UNREALIZED GAIN / (LOSS)                            8,301,135
                                                               ---------------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $    12,446,438
                                                               ===============

TRANSACTIONS WITH AFFILIATES:

                      PERCENT OF CURRENT
                       NET ASSET VALUE
  ----------------------------------------------------------
     ADVISORY           ADMINISTRATION          EXPENSE
      FEE(3)                 FEE               LIMIT(1)(2)            WAIVER
REIMBURSEMENT
  --------------------------------------------------------------------------------
------------------
      0.25%                 0.10%                0.30%              $  269,654
$       --

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

(2) The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the portfolio to the extent necessary, to limit all expenses to 0.39% of the average daily net assets of the portfolio until December 31, 2005.

(3) Effective September 30, 2005, the Advisory fee was reduced from 0.30% to 0.25%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,

                                                                         2005
2004
                                                                    --------------
--------------------
OPERATIONS
  Net investment income / (loss)                                    $
4,145,303    $     3,964,344
  Net realized gain / (loss) on investments and futures
(1,290,978)           968,015
  Net change in unrealized appreciation / (depreciation)
    on investments and futures contracts
9,592,113         15,716,193
                                                                    --------------
-    ---------------

12,446,438         20,648,552
                                                                    --------------
-    ---------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(4,182,243)        (1,045,466)
                                                                    --------------
-    ---------------

(4,182,243)        (1,045,466)
                                                                    --------------
-    ---------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
29,718,045        202,761,935
  Reinvestment of distributions
4,182,243          1,045,466
  Payments for shares redeemed
(31,374,244)       (23,301,175)
                                                                    --------------
-    ---------------

2,526,044        180,506,226
                                                                    --------------
-    ---------------
NET INCREASE / (DECREASE) IN NET ASSETS
10,790,239        200,109,312
NET ASSETS
  Beginning of period
279,875,448         79,766,136
                                                                    --------------
-    ---------------
  End of period                                                     $
290,665,687    $   279,875,448

===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                     $
3,650,855    $     3,687,795

===============    ===============

FUND SHARE TRANSACTIONS
  Sold
370,255          2,685,520
  Reinvestment of distributions
53,881             13,866
  Redeemed
(393,310)          (311,497)
                                                                    --------------
-    ---------------
    Net increase / (decrease) from fund share transactions
30,826          2,387,889

===============    ===============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                     $
17,809,090    $   190,706,551
                                                                    --------------
-    ---------------
                                                                    $
17,809,090    $   190,706,551

===============    ===============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                     $
15,832,047    $     3,661,882
                                                                    --------------
-    ---------------
                                                                    $
15,832,047    $     3,661,882

===============    ===============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                   $
4,182,243    $     1,045,466
                                                                    --------------
-    ---------------
                                                                    $
4,182,243    $     1,045,466

===============    ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                  S&P MIDCAP 400 INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's MidCap 400 Composite Stock Index (the "Index").

STRATEGY - The Summit Pinnacle S&P MidCap 400 Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's total return was 11.94% (before the impact of any product or contract-level fees). This compares to a 12.55% total return for the Index. The difference of 0.61% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

     Manager:                                                    Gary Rodmaker
                                                                 Dave Weisenburger
     Inception Date:                                             May 3, 1999
     Total Net Assets:                                           $127.37 Million
     Number of Equity Holdings:                                  400
     Median Cap Size:                                            $2.59 Billion
     Average Price-to-book Ratio:                                2.62x
     Dividend Yield:                                             1.14%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit S&P MidCap 400 Index Portfolio - Average Annual Total Return

          1-YEAR  5-YEAR  SINCE INCEPTION
          11.94%  7.91%       9.98%

Past performance is not predictive of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

              SUMMIT S&P MIDCAP 400 INDEX PORTFOLIO     S&P MIDCAP 400 INDEX
Apr-1999                  $    10,000                        $    10,000
May-1999                  $     9,930                        $    10,043
Jun-1999                  $    10,430                        $    10,580
Jul-1999                  $    10,180                        $    10,354
Aug-1999                  $     9,830                        $     9,999
Sep-1999                  $     9,500                        $     9,691
Oct-1999                  $     9,960                        $    10,184
Nov-1999                  $    10,480                        $    10,719
Dec-1999                  $    11,114                        $    11,355
Jan-2000                  $    10,782                        $    11,036
Feb-2000                  $    11,556                        $    11,808
Mar-2000                  $    12,513                        $    12,796
Apr-2000                  $    11,992                        $    12,349
May-2000                  $    11,851                        $    12,196
Jun-2000                  $    12,003                        $    12,375
Jul-2000                  $    12,187                        $    12,570
Aug-2000                  $    13,551                        $    13,974
Sep-2000                  $    13,443                        $    13,878
Oct-2000                  $    12,966                        $    13,408
Nov-2000                  $    12,003                        $    12,396
Dec-2000                  $    12,891                        $    13,343
Jan-2001                  $    13,172                        $    13,641
Feb-2001                  $    12,405                        $    12,863
Mar-2001                  $    11,480                        $    11,908
Apr-2001                  $    12,731                        $    13,221
May-2001                  $    13,029                        $    13,529
Jun-2001                  $    12,961                        $    13,475
Jul-2001                  $    12,756                        $    13,274
Aug-2001                  $    12,334                        $    12,840
Sep-2001                  $    10,807                        $    11,243
Oct-2001                  $    11,271                        $    11,741
Nov-2001                  $    12,102                        $    12,614
Dec-2001                  $    12,729                        $    13,265
Jan-2002                  $    12,661                        $    13,198
Feb-2002                  $    12,666                        $    13,213
Mar-2002                  $    13,561                        $    14,158
Apr-2002                  $    13,487                        $    14,092
May-2002                  $    13,254                        $    13,854
Jun-2002                  $    12,270                        $    12,839
Jul-2002                  $    11,067                        $    11,595
Aug-2002                  $    11,116                        $    11,653
Sep-2002                  $    10,215                        $    10,715
Oct-2002                  $    10,658                        $    11,179
Nov-2002                  $    11,271                        $    11,825
Dec-2002                  $    10,801                        $    11,339
Jan-2003                  $    10,482                        $    11,008
Feb-2003                  $    10,226                        $    10,746
Mar-2003                  $    10,307                        $    10,836
Apr-2003                  $    11,049                        $    11,622
May-2003                  $    11,961                        $    12,584
Jun-2003                  $    12,104                        $    12,744
Jul-2003                  $    12,527                        $    13,197
Aug-2003                  $    13,085                        $    13,794
Sep-2003                  $    12,880                        $    13,583
Oct-2003                  $    13,848                        $    14,610
Nov-2003                  $    14,321                        $    15,119
Dec-2003                  $    14,553                        $    15,374
Jan-2004                  $    14,860                        $    15,708
Feb-2004                  $    15,209                        $    16,085
Mar-2004                  $    15,258                        $    16,152
Apr-2004                  $    14,756                        $    15,623
May-2004                  $    15,053                        $    15,946
Jun-2004                  $    15,388                        $    16,308
Jul-2004                  $    14,659                        $    15,548
Aug-2004                  $    14,615                        $    15,508
Sep-2004                  $    15,039                        $    15,967
Oct-2004                  $    15,275                        $    16,222
Nov-2004                  $    16,179                        $    17,187
Dec-2004                  $    16,847                        $    17,907
Jan-2005                  $    16,412                        $    17,451
Feb-2005                  $    16,956                        $    18,035
Mar-2005                  $    16,764                        $    17,835
Apr-2005                  $    16,108                        $    17,141
May-2005                  $    17,070                        $    18,173
Jun-2005                  $    17,455                        $    18,595
Jul-2005                  $    18,360                        $    19,571
Aug-2005                  $    18,146                        $    19,352
Sep-2005                  $    18,280                        $    19,501
Oct-2005                  $    17,875                        $    19,082
Nov-2005                  $    18,739                        $    20,013
Dec-2005                  $    18,859                        $    20,153

                             TOP 10 EQUITY HOLDINGS

                                                              (% OF NET ASSETS)
                                                              -----------------
Legg Mason                                                           1.30%
SanDisk Corporation                                                  1.03%
Peabody Energy                                                       0.97%
Chico's FAS                                                          0.71%
Smith International                                                  0.66%
Expeditors International of
Washington, Inc.                                                     0.64%
Noble Energy, Inc                                                    0.63%
Cognizant Technology
Solutions Corporation                                                0.62%
Precision Castparts                                                  0.62%
IVAX Corp.                                                           0.61%

[CHART]

                               SECTOR ALLOCATIONS

Consumer Discretionary             16.1%
Consumer Staples                    2.3%
Energy                              9.4%
Financials                         18.3%
Health Care                        11.2%
Industrials                        12.8%
Information Technology             15.3%
Materials                           4.0%
Short-Term, Futures, & Other        3.1%
Utilities                           7.5%

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                              S&P MIDCAP 400 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                        YEAR ENDED
DECEMBER 31,
                                                    ------------------------------
--------------------------------
                                                       2005         2004
2003         2002         2001
                                                    ----------   ----------   ----
------   ----------   ----------
Net asset value, beginning of period                $    60.76   $    52.62   $
39.29   $    46.70   $    59.55
                                                    ----------   ----------   ----
------   ----------   ----------
Investment Activities:
  Net investment income / (loss)                          0.52         0.35(2)
0.29         0.22         0.30
  Net realized and unrealized gains / (losses)            6.50         7.93
13.28        (7.25)       (1.00)
                                                    ----------   ----------   ----
------   ----------   ----------
Total from Investment Activities                          7.02         8.28
13.57        (7.03)       (0.70)
                                                    ----------   ----------   ----
------   ----------   ----------

DISTRIBUTIONS:
Net investment income                                    (0.33)       (0.14)
(0.24)       (0.23)       (0.20)
Net realized gains                                       (1.37)          --
--        (0.15)      (11.95)
                                                    ----------   ----------   ----
------   ----------   ----------
Total Distributions                                      (1.70)       (0.14)
(0.24)       (0.38)      (12.15)
                                                    ----------   ----------   ----
------   ----------   ----------
Net asset value, end of period                      $    66.08   $    60.76   $
52.62   $    39.29   $    46.70
                                                    ==========   ==========
==========   ==========   ==========
Total return                                             11.94%       15.76%
34.74%      -15.15%       -1.25%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average
  net assets - net (1)                                    0.54%        0.56%
0.60%        0.60%        0.60%
Ratio of expenses to average
  net assets - gross                                      0.54%        0.56%
0.67%        0.81%        0.82%
Ratio of net investment income / (loss)
  to average net assets                                   0.91%        0.68%
0.58%        0.53%        0.65%
Portfolio turnover rate                                  19.07%       15.08%
8.54%       27.73%       18.57%
Net assets, end of period (000's)                   $  127,372   $   99,775   $
39,944   $   23,180   $   20,588

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(2)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING..

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
S&P MIDCAP 400 INDEX PORTFOLIO                           SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

                                                                  SHARES
VALUE
                                                               -------------------
---------
COMMON STOCKS(3) - 97.33%
CONSUMER DISCRETIONARY - 16.14%
  99(Cents) Only Stores*                                              5,462    $
57,133
  Abercrombie & Fitch Co.                                             9,970
649,845
  Advance Auto Parts*                                                12,305
534,775
  Aeropostale Inc.*                                                   6,174
162,376
  Affymetrix Inc.                                                     7,500
358,125
  American Eagle Outfitters                                          14,967
343,942
  American Greetings                                                  7,482
164,380
  AnnTaylor Stores Corp.*                                             8,270
285,480
  Applebee's Intl                                                     8,799
198,769
  Arvinmeritor Inc                                                    8,002
115,149
  Bandag, Inc.                                                        1,238
52,825
  Barnes & Noble                                                      6,104
260,458
  Beazer Homes USA                                                    4,644
338,269
  Belo Corp.                                                         10,756
230,286
  Blyth Inc                                                           2,966
62,138
  Bob Evans Farms                                                     4,074
93,946
  Borders Group                                                       7,821
169,481
  Borg Warner Inc.                                                    6,483
393,064
  Boyd Gaming Corp.                                                   4,970
236,870
  Brinker International                                               9,791
378,520
  Callaway Golf Co.                                                   7,482
103,551
  Career Education*                                                  11,149
375,944
  CarMax Inc.*                                                       11,901
329,420
  Catalina Marketing                                                  4,466
113,213
  CBRL Group                                                          5,317
186,893
  Cheesecake Factory*                                                 8,930
333,893
  Chico's FAS*                                                       20,586
904,343
  Claire's Stores                                                    11,304
330,303
  Corinthian Colleges*                                               10,403
122,547
  DeVRY Inc.*                                                         6,660
133,200
  Dollar Tree Stores*                                                12,108
289,866
  Education Management*                                               7,611
255,045
  Emmis Communications*                                               4,195
83,522
  Entercom Communications*                                            4,242
125,860
  Foot Locker Inc.                                                   17,747
418,652
  Furniture Brands International                                      5,828
130,139
  GameStop Corp.*                                                     6,499
206,798
  Gentex Corp.                                                       17,715
345,443
  GTECH Holdings Corp.                                               14,230
451,660
  Harman International Industries                                     7,492
733,092
  Harte-Hanks, Inc.                                                   6,479
170,981
  Hovnanian Enterprises Inc.*                                         3,987
197,915
  International Speedway                                              3,917
187,624
  ITT Educational Services*                                           4,225
249,740
  Laureate Education Inc.*                                            5,660
297,207
  Lear Corporation                                                    7,647
217,634
  Lee Enterprises                                                     5,171
190,862
  Media General                                                       2,683
136,027
  Michaels Stores                                                    15,215
538,155
  Modine Manufacturing Co                                             3,890
126,775
  Mohawk Industries*                                                  6,014
523,096
  O'Reilly Automotive*                                               12,749
408,095
  Outback Steakhouse                                                  7,475
311,035
  Pacific Sunwear of California*                                      8,439
210,300
  Payless ShoeSource*                                                 7,805    $
195,906
  PETsMART, Inc.                                                     15,948
409,226
  Pier 1 Imports                                                      9,870
86,165
  Polo Ralph Lauren Corp.                                             6,920
388,488
  Reader's Digest Association                                        11,205
170,540
  Regis Corp.                                                         5,149
198,597
  Rent-A-Center*                                                      8,077
152,332
  Ross Stores, Inc.                                                  16,443
475,203
  Ruby Tuesday, Inc.                                                  7,094
183,664
  Ryland Group                                                        5,221
376,591
  SAKS Inc.*                                                         15,805
266,472
  Scholastic Corp.*                                                   4,058
115,694
  Sotheby's Holdings*                                                 5,101
93,654
  Thor Industries                                                     3,851
154,310
  Timberland Co*                                                      6,151
200,215
  Toll Brothers*                                                     13,460
466,254
  Tupperware Brands Corp.                                             6,077
136,125
  Urban Outfitters, Inc.*                                            12,554
317,742
  Valassis Communication*                                             5,554
161,455
  Washington Post                                                       647
494,955
  Westwood One, Inc.                                                  7,524
122,641
  Williams-Sonoma Inc.*                                              13,129
566,516
                                                                               ---
---------

20,557,406
                                                                               ---
---------
CONSUMER STAPLES - 2.26%
  BJ's Wholesale Club*                                                7,694
227,435
  Church & Dwight                                                     7,315
241,615
  Dean Foods*                                                        15,311
576,612
  Energizer Holdings Inc.*                                            7,429
369,890
  Hormel Foods Corp.                                                  8,303
271,342
  Lancaster Colony                                                    2,861
106,000
  PepsiAmericas, Inc.                                                 6,981
162,378
  Ruddick Corp.                                                       3,964
84,354
  Smithfield Foods*                                                  11,244
344,066
  Smucker (J.M.)                                                      6,640
292,160
  Tootsie Roll                                                        2,805
81,149
  Universal Corp                                                      2,859
123,966
                                                                               ---
---------

2,880,967
                                                                               ---
---------
ENERGY - 9.42%
  Arch Coal                                                           7,360
585,120
  Cooper Cameron Corp*                                               12,899
534,019
  Denbury Resources Inc.*                                            13,039
297,028
  ENSCO International                                                17,434
773,198
  FMC Technologies*                                                   7,830
336,064
  Forest Oil*                                                         6,215
283,218
  Grant Prideco*                                                     14,657
646,667
  Hanover Compressor*                                                10,450
147,450
  Helmerich & Payne                                                   5,915
366,198
  Newfield Exploration*                                              14,472
724,613
  Noble Energy, Inc                                                  19,890
801,567
  Overseas Shipholding Group                                          3,291
165,833
  Patterson-UTI Energy, Inc.                                         19,657
647,698
  Peabody Energy                                                     14,959
1,232,921
  Pioneer Natural Resources                                          14,620
749,567
  Plains Exploration & Production*                                    8,922
354,471
  Pogo Producing                                                      6,817
339,555
  Pride International*                                               18,019
554,084

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                     SHARES
VALUE
                                                               -------------------
---------
ENERGY - 9.42% (CONTINUED)
  Quicksilver Resources Inc.*                                         7,602    $
319,360
  Smith International                                                22,795
845,922
  Southwestern Energy*                                               18,976
681,997
  Tidewater Inc.                                                      6,882
305,974
  Western Gas Resources                                               6,534
307,686
                                                                               ---
---------

12,000,210
                                                                               ---
---------
FINANICALS - 18.35%
  AMB Property Corp                                                   9,718
477,834
  American Financial Group                                            5,293
202,775
  AmeriCredit Corp.*                                                 15,673
401,699
  AmerUs Group Co.                                                    4,329
245,324
  Associated Banc-Corp.                                              15,529
505,469
  Astoria Financial                                                   9,970
293,118
  Bank of Hawaii Corp.                                                5,770
297,386
  W. R. Berkley Corp.                                                12,756
607,441
  Brown & Brown Inc.                                                 12,651
386,362
  Cathay General Bancorp                                              5,630
202,342
  City National Corp.                                                 4,729
342,569
  Colonial BancGroup                                                 17,551
418,065
  Commerce Bancorp                                                   19,754
679,735
  Cullen Frost Bankers                                                5,370
288,262
  Developers Diversified Realty                                      12,385
582,343
  Dime Bancorp Inc.                                                   1,500
195
  Eaton Vance                                                        14,851
406,323
  A.G. Edwards                                                        8,724
408,807
  Everest Re Group                                                    7,039
706,364
  Fidelity Natational Financial                                      19,750
726,603
  First American Corp.                                               10,884
493,045
  FirstMerit Corp.                                                    9,464
245,212
  Gallagher(Arthur J.)                                               10,826
334,307
  Greater Bay Bancorp                                                 5,659
144,984
  The Hanover Insurance Group                                         6,106
255,048
  HCC Insurance Holdings                                             12,036
357,228
  Highwoods Properties                                                6,159
175,224
  Horace Mann Educators                                               4,787
90,762
  Hospitality Properties Trust                                        8,179
327,978
  Independence Community Bank                                         8,354
331,904
  IndyMac Bancorp                                                     7,300
284,846
  Investors Financial Services                                        7,375
271,621
  Jefferies Group, Inc.                                               5,614
252,518
  LaBranche & Co.*                                                    6,901
69,769
  Legg Mason                                                         13,861
1,659,023
  Leucadia National Corp.                                             9,349
443,704
  Liberty Property Trust                                             10,040
430,214
  Longview Fibre                                                      5,808
120,864
  Macerich Co                                                         6,823
458,095
  Mack-Cali Realty                                                    7,040
304,128
  Mercantile Bankshares                                               9,339
527,093
  Mercury General Corp.                                               3,947
229,793
  New Plan Excel Realty Trust                                        11,853
274,753
  New York Community Bancorp                                         26,934
444,950
  Ohio Casualty                                                       7,197
203,819
  Old Republic International                                         20,845
547,390
  Potlatch Corp.                                                      3,235
164,920
  Protective Life Corp.                                               7,927
346,965
  Radian Group                                                        9,443
553,265
  Raymond James Financial                                             6,473    $
243,838
  Rayonier Inc.                                                       8,628
343,826
  Regency Centers Corp.                                               7,718
454,976
  SEI Investments                                                     7,140
264,180
  StanCorp Financial Group                                            6,154
307,392
  SVB Financial Group*                                                3,949
184,971
  TCF Financial                                                      12,938
351,137
  Texas Regional Bancshares                                           4,695
132,869
  PMI Group                                                          10,184
418,257
  United Dominion Realty Trust                                       15,608
365,852
  Unitrin, Inc.                                                       5,094
229,484
  Waddell & Reed Financial Investment                                 9,528
199,802
  Washington Federal Inc.                                             9,892
227,417
  Webster Financial Corp.                                             6,119
286,981
  Weingarten Realty SBI                                               9,141
345,621
  Westamerica Bancorp                                                 3,612
191,689
  Wilmington Trust Corp.                                              7,716
300,230
                                                                               ---
---------

23,370,960
                                                                               ---
---------
HEALTH CARE - 11.22%
  Advanced Medical Optics, Inc.*                                      7,587
317,137
  Apria Healthcare Group*                                             5,639
135,956
  Barr Pharmaceuticals, Inc.*                                        12,246
762,803
  Beckman Coulter Inc.                                                7,072
402,397
  Cephalon Inc*                                                       6,606
427,672
  Charles River Labs*                                                 8,226
348,536
  Community Health Systems*                                           9,980
382,633
  Covance Inc.*                                                       7,116
345,482
  Cytyc Corp.*                                                       12,968
366,087
  DENTSPLY International Inc.                                         8,947
480,364
  Edwards Lifesciences Corp.*                                         6,798
282,865
  Gen-Probe Inc.*                                                     5,783
282,153
  Health Net, Inc.*                                                  13,024
671,387
  Schein (Henry) Inc.*                                                9,915
432,691
  Hillenbrand Industries                                              6,951
343,449
  INAMED Corp.*                                                       4,041
354,315
  Intuitive Surgical Inc.*                                            4,036
473,302
  Invitrogen Corp.*                                                   6,008
400,373
  IVAX Corp.*                                                        24,903
780,211
  LifePoint Hospitals*                                                6,496
243,600
  Lincare Holdings Inc.*                                             11,061
463,567
  Martek Biosciences*                                                 3,530
86,873
  Millennium Pharmaceuticals*                                        35,306
342,468
  Omnicare, Inc.                                                     13,582
777,162
  Par Pharmaceutical Cos.*                                            3,808
119,343
  Perrigo Co.                                                         9,461
141,064
  Protein Design Labs*                                               12,836
364,799
  Renal Care Group*                                                   7,770
367,598
  Sepracor Inc.*                                                     12,064
622,501
  STERIS Corp.                                                        7,783
194,731
  Techne Corp.*                                                       4,330
243,130
  Triad Hospitals*                                                    9,798
384,376
  United Health Group Inc.*                                               1
31
  Universal Health Services                                           6,205
290,022
  Valeant Pharmaceuticals International                              10,540
190,563
  Varian Inc.*                                                        3,579
142,408
  Varian Medical Systems*                                            14,959
753,036

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                     SHARES
VALUE
                                                               -------------------
---------
HEALTH CARE - 11.22% (CONTINUED)
  VCA Antech*                                                         9,396    $
264,967
  Vertex Pharmaceuticals*                                            11,281
312,145
                                                                               ---
---------

14,294,197
                                                                               ---
---------
INDUSTRIALS - 12.76%
  ADESA Inc.                                                         10,190
248,840
  AGCO Corp.*                                                        10,299
170,654
  Airtran Holdings Inc.*                                             10,000
160,300
  Alaska Air Group*                                                   3,787
135,272
  Alexander & Baldwin                                                 4,993
270,820
  Alliant Techsystems*                                                4,136
315,039
  Ametek, Inc.                                                        7,983
339,597
  Banta Corp.                                                         2,675
133,215
  The Brink's Company                                                 6,686
320,326
  C.H. Robinson Worldwide, Inc.                                      19,437
719,752
  Carlisle Companies                                                  3,425
236,839
  ChoicePoint Inc.*                                                  10,201
454,047
  CNF Inc.                                                            5,935
331,707
  Copart Inc.*                                                        7,944
183,189
  Corporate Executive Board                                           4,442
398,447
  Crane Company                                                       5,672
200,051
  Deluxe Corp.                                                        5,766
173,787
  Donaldson Co.                                                       7,762
246,832
  Dun & Bradstreet*                                                   7,477
500,660
  Expeditors International of Washington, Inc.                       12,126
818,626
  Fastenal Company                                                   14,090
552,187
  Federal Signal                                                      5,379
80,739
  Flowserve Corporation*                                              6,287
248,714
  GATX Corp.                                                          5,761
207,857
  Graco Inc.                                                          7,799
284,508
  Granite Construction                                                3,667
131,682
  Harsco Corp.                                                        4,747
320,470
  HNI Corporation                                                     6,153
337,984
  Hubbell Inc.                                                        6,904
311,508
  Hunt(J.B.) Transport Services Inc.                                 14,114
319,541
  Jacobs Engineering Group*                                           6,617
449,096
  JetBlue Airways Corp.*                                             17,156
263,852
  Joy Global Inc.                                                    13,822
552,880
  Kelly Services                                                      2,145
56,242
  Kennametal Inc.                                                     4,384
223,759
  Korn/Ferry International*                                           4,795
89,619
  Manpower Inc.                                                       9,942
462,303
  Miller (Herman)                                                     7,855
221,432
  Mine Safety Appliances Co.                                          2,940
106,457
  MSC Industrial Direct                                               6,137
246,830
  Navigant Consulting Inc.*                                           5,745
126,275
  Nordson Corporation                                                 3,621
146,687
  Pentair Inc.                                                       11,510
397,325
  Precision Castparts                                                15,123
783,523
  Quanta Services*                                                   13,419
176,728
  Republic Services                                                  13,886
521,419
  Rollins, Inc.                                                       3,288
64,806
  Sequa Corp.*                                                          675
46,609
  SPX Corp.                                                           7,487
342,680
  Stericycle Inc.*                                                    4,945
291,162
  Swift Transportation*                                               5,962
121,029
  Tecumseh Products Co.                                               2,055
47,080
  Teleflex                                                            4,550    $
295,659
  Thomas & Betts*                                                     6,025
252,809
  Timken Co.                                                          9,465
303,069
  Trinity Industries                                                  4,961
218,631
  United Rentals*                                                     7,616
178,138
  Werner Enterprises                                                  5,871
115,659
                                                                               ---
---------

16,254,948
                                                                               ---
---------
INFORMATION TECHNOLOGY - 15.32%
  3Com Corp.*                                                        44,119
158,828
  Activision, Inc.*                                                  31,147
427,960
  Adtran Inc.                                                         7,704
229,117
  Advent Software, Inc.*                                              1,772
51,229
  Alliance Data Systems*                                              7,725
275,010
  Amphenol Corp.                                                     10,110
447,469
  Anteon International Corp.*                                         3,633
197,454
  Arrow Electronics*                                                 13,601
435,640
  Atmel Corp.*                                                       48,512
149,902
  Avnet, Inc*                                                        16,594
397,260
  Avocent Corp*                                                       5,566
151,340
  Acxiom Corp.                                                        8,713
200,399
  BISYS Group*                                                       13,748
192,609
  Cabot Micro-Electronics*                                            2,732
80,130
  Cadence Design Systems, Inc.*                                      32,265
545,924
  CDW Corporation                                                     7,138
410,935
  Ceridian Corp.*                                                    16,527
410,696
  Certegy, Inc.                                                       7,068
286,678
  CheckFree Corporation*                                             10,305
473,000
  Cognizant Technology Solutions Corporation*                        15,715
791,250
  CommScope, Inc.*                                                    6,259
125,994
  Credence Systems*                                                  11,322
78,801
  Cree Inc.*                                                          8,636
217,973
  CSG Systems International*                                          5,472
122,135
  Cypress Semiconductor*                                             15,394
219,365
  Diebold, Inc.                                                       7,839
297,882
  DST Systems Inc.*                                                   7,168
429,435
  Dycom Industries*                                                   4,568
100,496
  F5 Networks*                                                        4,484
256,440
  Fair, Isaac Corporation                                             7,438
328,536
  Fairchild Semiconductor*                                           13,668
231,126
  Gartner, Inc.*                                                      6,589
84,998
  Harris Corp.                                                       15,217
654,483
  Henry (Jack) & Assoc                                                8,514
162,447
  Imation Corp.                                                       3,905
179,903
  Ingram Micro Inc.*                                                 13,190
262,877
  Integrated Device Technology*                                      22,720
299,450
  Intl Rectifier*                                                     8,053
256,891
  Intersil Corp.                                                     17,583
437,465
  KEMET Corp.*                                                        9,873
69,802
  Lam Research Corporation*                                          15,466
551,826
  Lattice Semconductor*                                              12,951
55,948
  Macrovision Corporation*                                            5,789
96,850
  McAfee, Inc.*                                                      19,079
517,613
  McData Corp.*                                                      17,443
66,283
  MEMC Electronic Materials*                                         18,791
416,596
  Mentor Graphics*                                                    9,004
93,101
  Micrel Inc.*                                                        7,332
85,051

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                     SHARES
VALUE
                                                               -------------------
---------
INFORMATION TECHNOLOGY - 15.32% (CONTINUED)
  Microchip Technology Incorporated                                  23,909   $
768,674
  MoneyGram International                                             9,693
252,793
  MPS Group, Inc.*                                                   11,503
157,246
  National Instruments                                                6,300
201,915
  Newport Corporation*                                                4,543
61,512
  Plantronics Inc.                                                    5,390
152,537
  Plexus Corp*                                                        4,958
112,745
  Polycom Inc.*                                                      10,742
164,353
  Powerwave Technologies*                                            12,587
158,219
  Reynolds & Reynolds                                                 5,818
163,311
  RF Micro Devices, Inc.*                                            21,539
116,526
  RSA Security Inc.*                                                  8,078
90,716
  SanDisk Corporation*                                               20,938
1,315,325
  Semtech Corp*                                                       8,288
151,339
  Silicon Laboratories Inc.*                                          5,100
186,966
  SRA International*                                                  4,229
129,154
  Sybase Inc.*                                                       10,365
226,579
  Synopsys Inc.*                                                     16,412
329,225
  Tech Data Corp.*                                                    6,442
255,619
  Transaction Systems*                                                4,143
119,277
  TriQuint Semiconductor*                                            15,929
70,884
  UTStarcom*                                                         11,967
96,454
  Vishay Intertechnology*                                            20,954
288,327
  Western Digital*                                                   24,543
456,745
  Wind River Systems*                                                 8,507
125,648
  Zebra Technologies*                                                 8,037
344,385
                                                                              ----
---------

19,509,071
                                                                              ----
---------
MATERIALS - 3.96%
  Airgas Inc.                                                         7,620
250,698
  Albemarle Corp.                                                     4,256
163,218
  Bowater Inc.                                                        6,361
195,410
  Cabot Corp.                                                         7,056
252,605
  Chemtura Corporation                                               27,282
346,481
  Cytec Industries                                                    4,514
215,002
  Ferro Corp.                                                         4,770
89,485
  FMC Corp.*                                                          4,317
229,535
  Glatfelter                                                          5,015
71,163
  Lubrizol Corp.                                                      7,734
335,887
  Lyondell Chemical Co.                                              23,317
555,411
  Martin Marietta                                                     5,272
404,467
  Minerals Technologies                                               2,262
126,423
  Olin Corp.                                                          8,160
160,589
  Packaging Corp. of America                                          7,134
163,725
  RPM International Inc.                                             13,389
232,567
  The Scotts Miracle-Gro Co.                                          5,133
232,217
  Sensient Technologies                                               5,262
94,190
  Sonoco Products                                                    11,279
331,603
  Steel Dynamics                                                      4,269
151,592
  Valspar Corp                                                       11,516
284,100
  Worthington Industries Inc                                          8,123
156,043
                                                                              ----
---------

5,042,411
                                                                              ----
---------
TELECOMMUNICATIONS SERVICES - 0.41%
  Cincinnati Bell Inc.*                                              28,074
98,540
  Telephone & Data Systems                                           11,673
420,578
                                                                              ----
---------

519,118
                                                                              ----
---------
UTILITIES - 7.49%
  AGL Resources                                                       8,831   $
307,407
  Alliant Energy                                                     13,292
372,708
  Aqua America, Inc.                                                 14,643
399,754
  Aquila, Inc.*                                                      42,579
153,284
  Black Hills Corp                                                    3,769
130,445
  DPL Incorporated                                                   14,503
377,223
  Duquesne Light Holdings, Inc.                                       8,867
144,709
  Energy East                                                        16,804
383,131
  Equitable Resources                                                13,750
504,488
  Great Plains Energy Inc.                                            8,497
237,576
  Hawaiian Electric Industries                                        9,210
238,539
  IDACORP Inc. Holding Co.                                            4,814
141,050
  MDU Resources                                                      13,631
446,279
  National Fuel Gas                                                   9,608
299,674
  Northeast Utilities                                                17,084
336,384
  NSTAR                                                              12,146
348,590
  OGE Energy Corp.                                                   10,300
275,937
  ONEOK Inc.                                                         11,235
299,188
  Pepco Holdings, Inc.                                               21,511
481,201
  PNM Resources, Inc.                                                 7,820
191,512
  Puget Energy, Inc.                                                 13,138
268,278
  Questar Corp.                                                       9,698
734,139
  SCANA Corp .                                                       13,023
512,846
  Sierra Pacific Resources*                                          20,875
272,210
  Vectren Corporation                                                 8,657
235,124
  Westar Energy, Inc                                                  9,864
212,076
  WGL Holdings, Inc.                                                  5,539
166,502
  Wisconsin Energy                                                   13,314
520,045
  WPS Resources                                                       4,549
251,605
  Yellow Roadway Corp*                                                6,607
294,738
                                                                              ----
---------

9,536,642
                                                                              ----
---------
    Total Common Stocks
      (cost $103,105,557)
123,965,930
                                                                              ----
---------

SHORT-TERM INVESTMENTS(3) - 2.35%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 0.87%                                                 1,112,098
1,112,098
                                                                              ----
---------

                                                                  PRINCIPAL
VALUE
                                                               -------------------
---------
U.S. TREASURY BILL - 1.48%
  (3.670% due 03/16/06)                                        $  1,900,000   $
1,885,140
                                                                              ----
---------
    Total Short-Term Investments
      (cost $2,997,218)
2,997,238
                                                                              ----
---------
TOTAL INVESTMENTS - 99.68%
  (cost $106,102,775)(1)
126,963,168
                                                                              ----
---------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 26.89%
34,251,806
                                                                              ----
---------
OTHER ASSETS AND LIABILITIES - (26.57%)
(33,843,062)
                                                                              ----
---------
TOTAL NET ASSETS - 100.00%                                                    $
127,371,912

=============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*    Non-income producing

(1) For federal income tax purposes, cost is $106,869,129 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $26,688,216 and ($6,594,177), respectively, with a net appreciation / depreciation of $20,094,039.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $33,548,185, $34,251,806, and $329,292, respectively.

(3) Securities and other assets with an aggregate value of $3,716,000 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2005:

                                                                  UNREALIZED
                                                                APPRECIATION/
TYPE                                         CONTRACTS          (DEPRECIATION)
------------------------------------------------------------------------------
S&P MidCap 400 Index (03/06)                      6                 (2,873)
S&P MidCap 400 Index Mini (03/06)                20                 (4,680)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                              S&P MIDCAP 400 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                          $   126,963,168
  Cash                                                                   4,826
  Collateral for securities loaned, at fair value                   34,251,806
  Receivables:
    Shares sold                                                         69,092
    Securities sold                                                  1,211,659
    Interest and dividends                                              88,867
  Prepaid expenses and other                                             6,363
                                                               ---------------
                                                                   162,595,781
                                                               ---------------
  LIABILITIES
  Payables:
    Investment securities purchased                                    364,822
    Shares redeemed                                                    486,921
    Payable upon return of securities loaned                        34,251,806
    Advisory fees                                                       50,687
    Administration expenses                                              8,601
    Directors' fees                                                      3,574
    Custodian fees                                                       3,165
    Fund accounting fees                                                 9,835
    Professional fees                                                   20,624
    Royalty fees                                                        11,102
    Variation margin                                                     5,266
    Other accrued expenses                                               7,466
                                                               ---------------
                                                                    35,223,869
                                                               ---------------
NET ASSETS*
  Paid-in capital                                                  101,295,786
  Accumulated undistributed net investment income                      923,491
  Accumulated net realized gain / (loss)
    on investments and futures contracts                             4,299,795
  Net unrealized appreciation / (depreciation)
    on investments and futures contracts                            20,852,840
                                                               ---------------
                                                               $   127,371,912
                                                               ===============
  Shares authorized ($.10 par value)                                20,000,000

  Shares outstanding                                                 1,927,409

  Net asset value, offering and redemption price per share     $         66.08

  Investments at cost                                          $   106,102,775

* FEDERAL TAX DATA AS OF DECEMBER 31, 2005

    Undistributed ordinary income                              $     1,575,358
    Undistributed long-term gains                              $     4,406,728
    Unrealized appreciation                                    $    20,094,039

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                     $       122,592
  Dividends                                                          1,454,190
  Other income                                                          29,500
                                                               ---------------
                                                                     1,606,282
                                                               ---------------
EXPENSES
  Advisory fees                                                        333,126
  Administration expenses                                              111,042
  Custodian fees and expenses                                           27,839
  Fund accounting fees and expenses                                     37,787
  Professional fees                                                     27,020
  Directors' fees                                                       12,670
  Transfer agent fees                                                   11,899
  Royalty fee                                                           14,228
  Other expenses                                                        19,881
                                                               ---------------
                                                                       595,492
                                                               ---------------
NET INVESTMENT INCOME / (LOSS)                                       1,010,790
                                                               ---------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments and options              4,728,289
  Net realized gain / (loss) on futures contracts                      218,193
                                                               ---------------
                                                                     4,946,482
                                                               ---------------
  Net change in unrealized appreciation /
    (depreciation) on investments and futures contracts              7,053,182
                                                               ---------------
NET REALIZED AND UNREALIZED GAIN / (LOSS)                           11,999,664
                                                               ---------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS        $    13,010,454
                                                               ===============

TRANSACTIONS WITH AFFILIATES:

             PERCENT OF CURRENT
              NET ASSET VALUE
----------------------------------------------
ADVISORY     ADMINISTRATION      EXPENSE
  FEE             FEE            LIMIT(1)          WAIVER        REIMBURSEMENT
------------------------------------------------------------------------------
 0.30%           0.10%            0.30%          $     --        $          --

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2005               2004
                                                                          --------
---------------------------
OPERATIONS
  Net investment income / (loss)                                          $
1,010,790   $        527,064
  Net realized gain / (loss) on investments and futures
4,946,482          3,149,426
  Net change in unrealized appreciation / (depreciation) on investments and futures contracts
7,053,182          8,212,941
                                                                          --------
--------   ----------------

13,010,454         11,889,431
                                                                          --------
--------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(557,878)          (200,651)
  Net realized gain on investments
(2,313,654)                --
                                                                          --------
--------   ----------------

(2,871,532)          (200,651)
                                                                          --------
--------   ----------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
30,237,958         55,815,686
  Reinvestment of distributions
2,871,532            200,651
  Payments for shares redeemed
(15,651,326)        (7,874,765)
                                                                          --------
--------   ----------------

17,458,164         48,141,572
                                                                          --------
--------   ----------------
NET INCREASE / (DECREASE) IN NET ASSETS
27,597,086         59,830,352
NET ASSETS
  Beginning of period
99,774,826         39,944,474
                                                                          --------
--------   ----------------
  End of period                                                           $
127,371,912   $     99,774,826

================   ================
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                           $
923,491   $        470,579

================   ================
FUND SHARE TRANSACTIONS
  Sold
490,894          1,024,349
  Reinvestment of distributions
49,560              3,608
  Redeemed
(255,214)          (144,961)
                                                                          --------
--------   ----------------
     Net increase / (decrease) from fund share transactions
285,240            882,996

================   ================
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                           $
35,027,711   $     58,859,625
                                                                          --------
--------   ----------------
                                                                          $
35,027,711   $     58,859,625

================   ================
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                           $
20,514,738   $     11,122,997
                                                                          --------
--------   ----------------
                                                                          $
20,514,738   $     11,122,997

================   ================
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                         $
973,292   $        200,651
  Long-term capital gains
1,898,240                 --
                                                                          --------
--------   ----------------
                                                                          $
2,871,532   $        200,651

================   ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BALANCED INDEX PORTFOLIO

OBJECTIVE - Seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index") and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

STRATEGY - The Summit Pinnacle Balanced Index Portfolio (the "Portfolio") will invest approximately 60% of its net assets in a portfolio of stocks included in the Index and in futures of the Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's total return was 3.04% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 4.06% total return for the hypothetical Balanced Index. The difference of 1.02% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                     FUND DATA

Manager:                               Gary Rodmaker
                                       Dave Weisenburger
Inception Date:                        May 3, 1999
Total Net Assets:                      $29.32 Million
Number of Equity Holdings:             500
Median Cap Size:                       $11.24 Billion
Average Price-to-book Ratio:           2.82x
Dividend Yield:                        1.86%
Number of Fixed Income Holdings:       36
Average Duration:                      3.52 years
Average Maturity                       10.1 years
Average Credit Quality                 AA+/Aa1
Current Yield                          5.00%

                TOP 10 EQUITY HOLDINGS

                                       (% OF NET ASSETS)
                                       -----------------
General Electric                             1.91%
Exxon Mobil Corp.                            1.80%
Citigroup Inc.                               1.26%
Microsoft Corporation                        1.24%
Procter & Gamble                             1.01%
Bank of America Corp.                        0.94%
Johnson & Johnson                            0.91%
American International Group                 0.90%
Pfizer, Inc.                                 0.88%
Altria Group, Inc.                           0.79%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Balanced Index Portfolio - Average Annual Total Return

          1-YEAR  5-YEAR  SINCE INCEPTION
           3.04%   2.05%       2.13%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included. Absent limitation of expenses during certain of the periods shown, performance would have been lower.

                     SUMMIT BALANCED
                     INDEX PORTFOLIO     S&P 500 INDEX     LEHMAN BROTHERS
AGGREGATE BOND INDEX
Apr-1999               $   10,000         $   10,000                    $   10,000
May-1999               $    9,740         $    9,764                    $    9,912
Jun-1999               $   10,050         $   10,306                    $    9,880
Jul-1999               $    9,840         $    9,985                    $    9,839
Aug-1999               $    9,810         $    9,936                    $    9,834
Sep-1999               $    9,690         $    9,663                    $    9,948
Oct-1999               $   10,076         $   10,275                    $    9,985
Nov-1999               $   10,197         $   10,484                    $    9,984
Dec-1999               $   10,531         $   11,101                    $    9,936
Jan-2000               $   10,187         $   10,544                    $    9,903
Feb-2000               $   10,108         $   10,344                    $   10,023
Mar-2000               $   10,743         $   11,356                    $   10,155
Apr-2000               $   10,559         $   11,014                    $   10,126
May-2000               $   10,418         $   10,788                    $   10,121
Jun-2000               $   10,678         $   11,054                    $   10,332
Jul-2000               $   10,613         $   10,881                    $   10,426
Aug-2000               $   11,067         $   11,557                    $   10,577
Sep-2000               $   10,743         $   10,947                    $   10,643
Oct-2000               $   10,743         $   10,901                    $   10,714
Nov-2000               $   10,299         $   10,041                    $   10,889
Dec-2000               $   10,397         $   10,090                    $   11,091
Jan-2001               $   10,678         $   10,449                    $   11,273
Feb-2001               $   10,112         $    9,497                    $   11,371
Mar-2001               $    9,742         $    8,896                    $   11,428
Apr-2001               $   10,168         $    9,586                    $   11,380
May-2001               $   10,234         $    9,650                    $   11,448
Jun-2001               $   10,088         $    9,416                    $   11,492
Jul-2001               $   10,133         $    9,323                    $   11,749
Aug-2001               $    9,793         $    8,741                    $   11,884
Sep-2001               $    9,363         $    8,035                    $   12,023
Oct-2001               $    9,544         $    8,189                    $   12,274
Nov-2001               $    9,907         $    8,817                    $   12,105
Dec-2001               $    9,941         $    8,894                    $   12,028
Jan-2002               $    9,884         $    8,765                    $   12,125
Feb-2002               $    9,807         $    8,595                    $   12,243
Mar-2002               $    9,939         $    8,919                    $   12,039
Apr-2002               $    9,599         $    8,378                    $   12,273
May-2002               $    9,581         $    8,317                    $   12,377
Jun-2002               $    9,141         $    7,725                    $   12,484
Jul-2002               $    8,763         $    7,123                    $   12,635
Aug-2002               $    8,854         $    7,169                    $   12,848
Sep-2002               $    8,319         $    6,391                    $   13,056
Oct-2002               $    8,723         $    6,953                    $   12,997
Nov-2002               $    9,060         $    7,361                    $   12,993
Dec-2002               $    8,820         $    6,929                    $   13,262
Jan-2003               $    8,674         $    6,748                    $   13,273
Feb-2003               $    8,641         $    6,647                    $   13,457
Mar-2003               $    8,689         $    6,712                    $   13,446
Apr-2003               $    9,154         $    7,264                    $   13,557
May-2003               $    9,503         $    7,646                    $   13,810
Jun-2003               $    9,553         $    7,744                    $   13,782
Jul-2003               $    9,527         $    7,880                    $   13,319
Aug-2003               $    9,659         $    8,034                    $   13,408
Sep-2003               $    9,683         $    7,949                    $   13,762
Oct-2003               $    9,966         $    8,398                    $   13,634
Nov-2003               $   10,024         $    8,472                    $   13,667
Dec-2003               $   10,381         $    8,916                    $   13,806
Jan-2004               $   10,531         $    9,080                    $   13,917
Feb-2004               $   10,654         $    9,206                    $   14,068
Mar-2004               $   10,583         $    9,067                    $   14,173
Apr-2004               $   10,375         $    8,925                    $   13,804
May-2004               $   10,439         $    9,047                    $   13,749
Jun-2004               $   10,577         $    9,222                    $   13,827
Jul-2004               $   10,390         $    8,917                    $   13,964
Aug-2004               $   10,484         $    8,953                    $   14,230
Sep-2004               $   10,557         $    9,049                    $   14,269
Oct-2004               $   10,679         $    9,188                    $   14,388
Nov-2004               $   10,904         $    9,559                    $   14,274
Dec-2004               $   11,169         $    9,884                    $   14,405
Jan-2005               $   11,027         $    9,643                    $   14,495
Feb-2005               $   11,140         $    9,845                    $   14,410
Mar-2005               $   10,994         $    9,671                    $   14,336
Apr-2005               $   10,895         $    9,487                    $   14,530
May-2005               $   11,154         $    9,789                    $   14,687
Jun-2005               $   11,181         $    9,803                    $   14,767
Jul-2005               $   11,393         $   10,167                    $   14,632
Aug-2005               $   11,373         $   10,075                    $   14,820
Sep-2005               $   11,375         $   10,157                    $   14,667
Oct-2005               $   11,215         $    9,987                    $   14,551
Nov-2005               $   11,481         $   10,365                    $   14,616
Dec-2005               $   11,508         $   10,370                    $   14,755

[CHART]

                               SECTOR ALLOCATIONS

U.S. Stocks                     58.0%
Treasuries & Agency Notes       13.2%
Mortgage-Backed Securities      11.5%
Corporate Bonds                  9.5%
Short-Term, Futures, & Other     7.8%

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
BALANCED INDEX PORTFOLIO                                    FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                         YEAR
ENDED DECEMBER 31,
                                                 ---------------------------------
---------------------------------------
                                                    2005           2004
2003           2002           2001
                                                 ---------------------------------
---------------------------------------
Net asset value, beginning of period             $    45.55     $    43.05       $
37.50     $    43.85     $    48.05
                                                 ----------     ----------       -
---------     ----------     ----------
Investment Activities:
  Net investment income / (loss)                       1.07           0.95(2)
0.95           1.13           1.10
  Net realized and unrealized gains / (losses)         0.28           2.27
5.57          (6.01)         (3.15)
                                                 ----------     ----------       -
---------     ----------     ----------
Total from Investment Activities                       1.35           3.22
6.52          (4.88)         (2.05)
                                                 ----------     ----------       -
---------     ----------     ----------
DISTRIBUTIONS:
Net investment income                                 (1.16)         (0.72)
(0.97)         (1.47)         (0.60)
Net realized gains                                       --             --
--             --          (1.55)
                                                 ----------     ----------       -
---------     ----------     ----------
Total Distributions                                   (1.16)         (0.72)
(0.97)         (1.47)         (2.15)
                                                 ----------     ----------       -
---------     ----------     ----------
Net asset value, end of period                   $    45.74     $    45.55       $
43.05     $    37.50     $    43.85
                                                 ==========     ==========
==========     ==========     ==========
Total return                                           3.04%          7.59%
17.70%        -11.27%         -4.38%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average
 net assets - net (1)                                  0.60%          0.60%
0.60%          0.60%          0.60%
Ratio of expenses to average
 net assets - gross                                    0.70%          0.71%
1.01%          1.10%          0.81%
Ratio of net investment income
 / (loss) to average net assets                        2.25%          2.23%
2.31%          2.78%          2.47%
Portfolio turnover rate                                3.85%         21.20%
25.45%         15.34%         35.84%
Net assets, end of period
 (000's)                                         $   29,316     $   33,356       $
11,667     $   10,638     $   13,004

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(2) PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                                 BALANCED INDEX PORTFOLIO

DECEMBER 31, 2005

                                               SHARES        VALUE
                                           -----------------------
COMMON STOCKS - 58.04%
CONSUMER DISCRETIONARY - 6.04%
  Amazon.com, Inc.                                460   $   21,689
  Apollo Group, Inc.                              245       14,813
  AutoNation, Inc.*                               269        5,845
  AutoZone Inc.                                    93        8,533
  Bed Bath & Beyond Inc.                          441       15,942
  Best Buy Co., Inc.                              604       26,262
  Big Lots, Inc.*                                 190        2,282
  Black & Decker Corp.                            135       11,740
  Brunswick Corp.                                 163        6,628
  Carnival Corp.                                  644       34,438
  Centex Corp.                                    215       15,370
  Circuit City Group                              275        6,212
  Clear Channel Communications                    810       25,475
  Coach, Inc.*                                    567       18,904
  Comcast Corp.*                                3,274       84,993
  D.R. Horton                                     406       14,506
  Dana Corp.                                      251        1,802
  Darden Restaurants                              225        8,748
  Dillard Inc.                                    108        2,681
  Dollar General                                  479        9,135
  Dow Jones & Co.                                  98        3,478
  Eastman Kodak                                   429       10,039
  eBay Inc.                                     1,657       71,665
  Family Dollar Stores                            232        5,751
  Federated Department Stores                     395       26,200
  Ford Motor                                    2,762       21,323
  Fortune Brands, Inc.                            244       19,037
  Gannett Co.                                     364       22,047
  Gap (The)                                       865       15,259
  General Motors                                  843       16,371
  Genuine Parts                                   260       11,419
  Goodyear Tire & Rubber*                         263        4,571
  Block H&R                                       484       11,882
  Harley-Davidson                                 410       21,111
  Harrah's Entertainment                          274       19,533
  Hasbro Inc.                                     267        5,388
  Hilton Hotels                                   489       11,790
  Home Depot                                    3,191      129,172
  International Game Technology                   509       15,667
  Interpublic Group*                              631        6,089
  Johnson Controls                                288       20,998
  Jones Apparel Group                             198        6,083
  KB Home                                         130        9,446
  Knight-Ridder Inc.                              116        7,343
  Kohl's Corp.*                                   514       24,980
  Leggett & Platt                                 282        6,475
  Lennar Corp.                                    220       13,424
  Limited Brands, Inc.                            521       11,644
  Liz Claiborne, Inc.                             179        6,412
  Lowe's Cos.                                   1,163       77,526
  Marriott International                          256       17,144
  Mattel, Inc.                                    603        9,539
  Maytag Corp.                                    134        2,522
  McDonald's Corp.                              1,864       62,854
  McGraw-Hill                                     558   $   28,810
  Meredith Corp.                                   70        3,664
  New York Times                                  243        6,427
  Newell Rubbermaid Co.                           411        9,774
  News Corporation*                             3,654       56,820
  NIKE Inc.                                       285       24,735
  Nordstrom                                       331       12,379
  Office Depot*                                   472       14,821
  OfficeMax Inc.                                  118        2,992
  Omnicom Group                                   272       23,155
  Penney (J.C.)                                   374       20,794
  Pulte Homes, Inc.                               320       12,595
  RadioShack Corp                                 225        4,732
  Reebok International                             88        5,124
  Scripps (E. W.)                                 130        6,243
  Sears Holdings Corporation                      171       19,756
  Sherwin-Williams                                190        8,630
  Snap-On Inc.                                     97        3,643
  Staples, Inc.*                                1,096       24,890
  Starbucks Corporation                         1,146       34,391
  Starwood Hotels & Resorts                       325       20,755
  Target Corp.                                  1,319       72,505
  Stanley Works                                   121        5,813
  Walt Disney Co.                               2,897       69,441
  Tiffany & Co.                                   238        9,113
  Time Warner Inc.                              7,001      122,097
  TJX Companies Inc.                              695       16,145
  Tribune Co.                                     396       11,983
  Univision Communications*                       344       10,110
  V.F. Corp.                                      149        8,246
  Wendy's International                           193       10,665
  Whirlpool Corp.                                 112        9,381
  Yum! Brands, Inc                                426       19,971
                                                        ----------
                                                         1,770,780
                                                        ----------
CONSUMER STAPLES - 5.54%
  Alberto-Culver                                  126        5,765
  Albertson's                                     550       11,743
  Altria Group, Inc.                            3,094      231,184
  Anheuser-Busch                                1,158       49,748
  Archer-Daniels-Midland                          971       23,945
  Avon Products                                   702       20,042
  Brown-Forman Corp.                              139        9,635
  Campbell Soup                                   276        8,217
  Clorox Co.                                      254       14,450
  Coca Cola Co.                                 3,095      124,759
  Coca-Cola Enterprises                           450        8,627
  Colgate-Palmolive                               775       42,509
  ConAgra Foods, Inc.                             772       15,656
  Constellation Brands*                           293        7,685
  Costco Wholesale Corporation*                   715       35,371
  CVS Corp.                                     1,213       32,047
  General Mills                                   546       26,929
  Heinz (H.J.)                                    509       17,163
  The Hershey Company                             274       15,139
  Kellogg Co.                                     382       16,510
  Kimberly-Clark                                  710       42,352

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                               SHARES        VALUE
                                           -----------------------
CONSUMER STAPLES - 5.54% (CONTINUED)
  Kroger Co.*                                   1,080   $   20,390
  McCormick & Co.                                 224        6,926
  Molson Coors Brewing Company                     96        6,431
  Pepsi Bottling Group                            232        6,638
  PepsiCo Inc.                                  2,490      147,109
  Procter & Gamble                              5,122      296,461
  Reynolds American Inc.                          143       13,632
  Safeway Inc.                                    669       15,829
  Sara Lee Corp.                                1,171       22,132
  Supervalu Inc.                                  227        7,373
  Sysco Corp.                                     944       29,311
  Tyson Foods                                     375        6,412
  UST Inc.                                        245       10,003
  Walgreen Co.                                  1,525       67,497
  Whole Foods Market Inc.                         200       15,478
  Wal-Mart Stores                               3,724      174,283
  Wrigley (Wm) Jr.                                268       17,819
                                                        ----------
                                                         1,623,200
                                                        ----------
ENERGY - 5.39%
  Amerada Hess                                    134       16,994
  Anadarko Petroleum                              353       33,447
  Apache Corp.                                    491       33,643
  Baker Hughes                                    508       30,877
  BJ Services                                     481       17,638
  Burlington Resources                            569       49,048
  Chevron Corp.                                 3,360      190,747
  ConocoPhillips                                2,076      120,782
  Devon Energy Corp.                              676       42,277
  El Paso Corp.                                   984       11,965
  EOG Resources                                   359       26,340
  Exxon Mobil Corp.                             9,401      528,054
  Halliburton Co.                                 758       46,966
  Kerr-McGee                                      193       17,536
  Kinder Morgan                                   160       14,712
  Marathon Oil Corp.                              546       33,290
  Murphy Oil                                      274       14,793
  Nabors Industries Ltd.*                         263       19,922
  National Oilwell Varco, Inc.*                   259       16,239
  Noble Corporation                               229       16,154
  Occidental Petroleum                            596       47,608
  Rowan Cos.                                      182        6,486
  Schlumberger Ltd.                               878       85,298
  Sunoco, Inc.                                    228       17,871
  Transocean Inc.*                                491       34,218
  Valero Energy                                   912       47,059
  Weatherford International Ltd.*                 462       16,724
  Williams Cos.                                   854       19,787
  XTO Energy Inc.                                 539       23,684
                                                        ----------
                                                         1,580,159
                                                        ----------
FINANCIALS - 12.58%
  ACE Limited                                     482       25,758
  AFLAC Inc.                                      748       34,722
  Allstate Corp.                                  979       52,935
  Ambac Financial Group                           179       13,794
  American Express                              1,851       95,252
  American International Group                  3,868      263,914
  Ameriprise Financial, Inc.                      371   $   15,211
  AmSouth Bancorporation                          523       13,708
  Aon Corp.                                       475       17,076
  Apartment Investment & Management               160        6,059
  Archstone-Smith Trust                           316       13,237
  Bank of America Corp.                         5,992      276,531
  Bank of New York                              1,161       36,978
  BB&T Corporation                                817       34,240
  Bear Stearns Cos.                               188       21,720
  Capital One Financial                           431       37,238
  Charles Schwab                                1,552       22,768
  Chubb Corp.                                     296       28,904
  Cincinnati Financial                            261       11,661
  CIT Group                                       301       15,586
  Citigroup Inc.                                7,606      369,119
  Comerica Inc.                                   250       14,190
  Compass Bancshares                              208       10,044
  Countrywide Financial Corp.                     887       30,327
  E*Trade Financial Corp.*                        553       11,536
  Equity Office Properties                        612       18,562
  Equity Residential                              429       16,782
  Fannie Mae                                    1,443       70,433
  Federated Investors Inc.                        142        5,260
  Fifth Third Bancorp                             829       31,270
  First Horizon National                          209        8,034
  Franklin Resources                              248       23,314
  Federal Home Loan Mtg.                        1,030       67,311
  Genworth Financial Inc.                         570       19,711
  Golden West Financial                           381       25,146
  Goldman Sachs Group                             694       88,631
  Hartford Financial Services Group               447       38,393
  Huntington Bancshares                           345        8,194
  Janus Capital Group                             333        6,204
  Jefferson-Pilot                                 225       12,809
  JPMorgan Chase & Co.                          5,238      207,896
  KeyCorp                                         611       20,120
  Lehman Bros.                                    406       52,037
  Lincoln National                                258       13,682
  Loews Corp.                                     227       21,531
  M&T Bank Corp.                                  135       14,722
  Marsh & McLennan                                799       25,376
  Marshall & Ilsley Corp.                         309       13,299
  MBIA Inc.                                       224       13,476
  MBNA Corporation*                             1,876       50,933
  Mellon Bank Corp.                               624       21,372
  Merrill Lynch                                 1,382       93,603
  MetLife Inc.                                  1,128       55,272
  MGIC Investment                                 156       10,268
  Moody's Corp                                    377       23,155
  Morgan Stanley                                1,619       91,862
  National City Corp.                             848       28,467
  North Fork Bancorporation                       714       19,535
  Northern Trust Corp.                            277       14,354
  Plum Creek Timber Co.                           275        9,914
  PNC Bank Corp.                                  434       26,834
  Principal Financial Group                       417       19,778
  Progressive Corp.                               295       34,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                               SHARES        VALUE
                                           ----------   ----------
FINANCIALS - 12.58% (CONTINUED)
  ProLogis                                        369   $   17,240
  Prudential Financial                            765       55,990
  Public Storage                                  138        9,345
  Regions Financial Corp.                         687       23,468
  SAFECO Corp.                                    209       11,809
  Simon Property Group, Inc                       273       20,920
  SLM Corporation                                 623       34,321
  Sovereign Bancorp                               540       11,675
  St. Paul Travelers Cos.                       1,007       44,983
  State Street Corp.                              494       27,386
  SunTrust Banks                                  541       39,363
  Synovus Financial                               466       12,587
  T. Rowe Price Group                             217       15,631
  Torchmark Corp.                                 174        9,674
  UnumProvident Corp.                             445       10,124
  U.S. Bancorp                                  2,726       81,480
  Viacom Inc*                                   2,363       77,034
  Vornado Realty Trust                            197       16,444
  Wachovia Corp.                                2,352      124,327
  Washington Mutual                             1,488       64,728
  Wells Fargo                                   2,517      158,143
  XL Capital                                      235       15,834
  Zions Bancorp                                   151       11,410
                                                        ----------
                                                         3,688,414
                                                        ----------
HEALTH CARE - 7.72%
  Abbott Labs                                   2,317       91,359
  Aetna Inc.                                      433       40,836
  Allergan, Inc.                                  219       23,643
  AmerisourceBergen Corp.                         348       14,407
  Amgen Inc.                                    1,840      145,102
  Applera Corp-Applied Biosystems Group           292        7,756
  Bard (C.R.) Inc.                                176       11,602
  Bausch & Lomb                                    90        6,111
  Baxter International Inc.                       929       34,977
  Becton, Dickinson                               373       22,410
  BIOGEN IDEC Inc.*                               504       22,846
  Biomet, Inc.*                                   372       13,604
  Boston Scientific*                              880       21,551
  Bristol-Myers Squibb                          2,917       67,033
  Cardinal Health, Inc.                           637       43,794
  Caremark Rx*                                    671       34,751
  Chiron Corporation                              182        8,092
  CIGNA Corp.                                     215       24,016
  Coventry Health Care Inc.*                      270       15,379
  Lilly (Eli) & Co.                             1,691       95,694
  Express Scripts, Inc.                           249       20,866
  Fisher Scientific*                              204       12,619
  Forest Laboratories*                            507       20,625
  Genzyme General                                 383       27,109
  Gilead Sciences, Inc.                           680       35,788
  Guidant Corp.                                   492       31,857
  HCA Inc.                                        674       34,037
  Health Management Association                   369        8,103
  Hospira Inc.*                                   267       11,422
  Humana Inc.*                                    272       14,778
  IMS Health Inc.                                 337        8,398
  Johnson & Johnson                             4,434   $  266,483
  King Pharmaceuticals*                           361        6,108
  Laboratory Corp. of America Holding*            226       12,170
  Manor Care Inc.                                 132        5,250
  McKesson Corp.                                  460       23,731
  Medco Health Solutions Inc.*                    454       25,333
  MedImmune, Inc.                                 368       12,887
  Medtronic Inc.                                1,806      103,971
  Merck & Co.                                   3,274      104,146
  Millipore Corp.*                                 86        5,679
  Mylan Laboratories                              327        6,527
  Patterson Companies Inc.                        220        7,348
  PerkinElmer                                     218        5,136
  Pfizer, Inc.                                 11,086      258,526
  Quest Diagnostics                               278       14,311
  Schering-Plough                               2,202       45,912
  St Jude Medical*                                544       27,309
  Stryker Corp.                                   434       19,283
  Tenet Healthcare Corp.*                         700        5,362
  Thermo Electron*                                270        8,135
  United Health Group Inc.                      2,048      127,264
  Waters Corporation*                             192        7,258
  Watson Pharmaceuticals*                         174        5,657
  WellPoint Inc.*                                 915       73,008
  Wyeth                                         2,000       92,140
  Zimmer Holdings*                                369       24,885
                                                        ----------
                                                         2,264,384
                                                        ----------
INDUSTRIALS - 6.62%
  3M Company                                    1,141       88,428
  Allied Waste Industries                         326        2,849
  American Power Conversion Corporation*          256        5,632
  American Standard                               274       10,946
  Avery Dennison Corp.                            185       10,225
  Boeing Company                                1,224       85,974
  Burlington Northern Santa Fe                    557       39,447
  Caterpillar Inc.                              1,009       58,290
  Cendant Corporation                           1,561       26,927
  Cintas Corporation*                             231        9,513
  Cooper Industries, Ltd.                         155       11,315
  Cooper Tire and Rubber                          102        1,563
  CSX Corp.                                       324       16,449
  Cummins Inc.                                     78        6,999
  Danaher Corp.                                   355       19,802
  Deere & Co.                                     360       24,520
  Donnelley (R.R.) & Sons                         321       10,981
  Dover Corp.                                     302       12,228
  Eaton Corp.                                     246       16,504
  Emerson Electric                                616       46,015
  Equifax Inc.                                    218        8,288
  FedEx Corporation                               452       46,732
  Fluor Corp.                                     145       11,203
  General Dynamics                                300       34,215
  General Electric                             15,951      559,083
  Goodrich Corporation                            203        8,343
  Grainger (W.W.) Inc.                            127        9,030
  Honeywell International Inc.                  1,276       47,531

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                               SHARES        VALUE
                                           -----------------------
INDUSTRIALS - 6.62% (CONTINUED)
  Illinois Tool Works                             312   $   27,453
  Ingersoll-Rand Co. Ltd.                         504       20,346
  ITT Industries, Inc.                            155       15,937
  L-3 Communications Holdings                     198       14,721
  Lockheed Martin Corp.                           543       34,551
  Masco Corp.                                     642       19,382
  Monster Worldwide, Inc.                         204        8,327
  Navistar International Corp.*                   103        2,948
  Norfolk Southern Corp.                          603       27,032
  Northrop Grumman Corp.                          533       32,039
  PACCAR Inc.*                                    256       17,723
  Pall Corp.                                      208        5,587
  Parker-Hannifin                                 200       13,192
  Pitney-Bowes                                    342       14,450
  Raytheon Co.                                    673       27,021
  Robert Half International                       253        9,586
  Rockwell Collins                                264       12,268
  Rockwell Automation, Inc.                       271       16,032
  Ryder System                                    107        4,389
  Southwest Airlines                            1,034       16,989
  Textron Inc.                                    224       17,244
  Tyco International                            3,018       87,099
  Union Pacific                                   394       31,721
  United Parcel Service                         1,651      124,073
  United Technologies                           1,528       85,430
  Waste Management Inc.                           839       25,464
                                                        ----------
                                                         1,940,036
                                                        ----------
INFORMATION TECHNOLOGY - 8.72%
  ADC Telecommunications*                         195        4,356
  Adobe Systems Incorporated*                     893       33,005
  Advanced Micro Devices*                         594       18,176
  Affiliated Computer*                            210       12,428
  Agilent Technologies*                           627       20,873
  Altera Corporation                              556       10,303
  Analog Devices                                  556       19,944
  Andrew Corp.*                                   272        2,919
  Apple Computer, Inc.                          1,238       89,000
  Applied Materials, Inc.*                      2,419       43,397
  Applied Micro Circuits*                         458        1,177
  Autodesk, Inc.*                                 341       14,646
  Automatic Data Processing Inc.                  865       39,695
  Avaya Inc.*                                     633        6,754
  BMC Software*                                   326        6,680
  Broadcom Corporation                            423       19,944
  Ciena Corp.*                                    865        2,569
  Cisco Systems, Inc.                           9,316      159,490
  Citrix Systems, Inc.                            255        7,339
  Computer Associates International               691       19,479
  Computer Sciences Corp.*                        276       13,977
  Compuware Corp.*                                580        5,203
  Comverse Technology, Inc.                       301        8,004
  Convergys Corp.*                                234        3,709
  Corning Inc.*                                 2,296       45,139
  Dell Inc.                                     3,575      107,214
  Electronic Arts Inc.                            453       23,696
  Electronic Data Systems                         774       18,607
  EMC Corp.*                                    3,594   $   48,950
  First Data                                    1,151       49,505
  Fiserv, Inc.                                    281       12,159
  Freescale Semiconductor Inc.*                   604       15,203
  Gateway Inc.*                                   395          991
  Hewlett-Packard                               4,274      122,365
  Intel Corporation*                            9,082      226,687
  International Bus. Machines                   2,379      195,554
  Intuit Inc.                                     271       14,444
  Jabil Circuit*                                  257        9,532
  JDS Uniphase Corporation                      2,468        5,824
  KLA-Tencor Corporation*                         295       14,552
  Lexmark International Inc*                      199        8,921
  Linear Technology Corporation*                  458       16,520
  LSI Logic*                                      584        4,672
  Lucent Technologies*                          6,626       17,625
  Maxim Integrated Products, Inc.*                489       17,721
  Mercury Interactive*                            145        4,030
  Micron Technology*                              919       12,232
  Microsoft Corporation*                       13,862      362,491
  Molex Inc.                                      242        6,280
  Motorola Inc.                                 3,681       83,154
  National Semiconductor                          512       13,302
  NCR Corp.*                                      278        9,435
  Network Appliance, Inc.                         549       14,823
  Novell Inc.*                                    570        5,033
  Novellus Systems*                               232        5,596
  NVIDIA Corporation                              252        9,213
  Oracle Corporation                            5,626       68,693
  Parametric Technology*                          406        2,477
  Paychex, Inc.*                                  497       18,946
  PMC-Sierra Inc.*                                272        2,097
  QLogic Corp.*                                   152        4,942
  QUALCOMM Incorporated*                        2,431      104,727
  Sabre Holding Corp.                             219        5,280
  Sanmina-SCI Corp.*                              786        3,348
  Scientific-Atlanta                              256       11,026
  Siebel Systems, Inc.*                           780        8,251
  Solectron*                                    1,454        5,322
  Sun Microsystems, Inc.                        5,083       21,298
  Symantec Corporation                          1,647       28,823
  Symbol Technologies                             363        4,654
  Tektronix Inc.                                  141        3,978
  Tellabs, Inc.                                   667        7,270
  Teradyne Inc.*                                  294        4,284
  Texas Instruments                             2,420       77,608
  Unisys Corp.*                                   509        2,967
  Xerox Corp.*                                  1,432       20,979
  Xilinx, Inc.*                                   522       13,160
  Yahoo! Inc.                                   1,870       73,267
                                                        ----------
                                                         2,557,934
                                                        ----------
MATERIALS - 1.77%
  Air Products & Chemicals                        331       19,592
  Alcoa Inc                                     1,301       38,471
  Allegheny Technologies Inc                      141        5,087
  Ashland Inc.                                    124        7,180

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            SHARES         VALUE
                                                       -------------------------
MATERIALS - 1.77% (CONTINUED)
  Ball Corp.                                                   182   $     7,229
  Bemis Company                                                179         4,989
  Dow Chemical                                               1,439        63,057
  Du Pont (E.I.)                                             1,384        58,820
  Eastman Chemical                                             136         7,016
  Ecolab Inc.                                                  275         9,974
  Engelhard Corp.                                              201         6,060
  Freeport-McMoran Copper & Gold                               265        14,257
  Hercules, Inc.*                                              189         2,136
  International Paper                                          732        24,603
  International Flavors & Fragrances                           137         4,590
  Louisiana Pacific                                            185         5,082
  MeadWestvaco Corporation                                     275         7,708
  Monsanto Co.                                                 401        31,090
  Newmont Mining Corp.                                         666        35,563
  Nucor Corp.                                                  261        17,414
  Pactiv Corp.*                                                250         5,500
  Phelps Dodge                                                 162        23,306
  PPG Industries                                               254        14,707
  Praxair, Inc.                                                482        25,527
  Rohm & Haas                                                  243        11,766
  Sealed Air Corp.*                                            139         7,808
  Sigma-Aldrich Corporation*                                   113         7,152
  Temple-Inland                                                189         8,477
  United States Steel Corp.                                    191         9,180
  Vulcan Materials                                             171        11,585
  Weyerhaeuser Corp.                                           366        24,280
                                                                     -----------
                                                                         519,206
                                                                     -----------
TELECOMMUNICATIONS SERVICES - 1.73%
  ALLTEL Corp.                                                 570        35,967
  AT&T Inc.                                                  5,859       143,487
  BellSouth                                                  2,732        74,037
  Century Telephone                                            217         7,196
  Citizens Communications                                      512         6,262
  Qwest Communications International*                        2,279        12,876
  Sprint Nextel Corp.                                        4,372       102,130
  Verizon Communications                                     4,123       124,185
                                                                     -----------
                                                                         506,140
                                                                     -----------
UTILITIES - 1.93%
  AES Corp.*                                                   974        15,418
  Allegheny Energy*                                            243         7,691
  Ameren Corporation                                           304        15,577
  American Electric Power                                      586        21,735
  CenterPoint Energy                                           462         5,937
  CINergy Corp.                                                297        12,611
  CMS Energy*                                                  327         4,745
  Consolidated Edison                                          365        16,910
  Constellation Energy Group                                   266        15,322
  Dominion Resources                                           508        39,218
  DTE Energy Co.                                               266        11,489
  Duke Energy                                                1,382        37,936
  Dynegy Inc.*                                                 428         2,072
  Edison International                                         486        21,194
  Entergy Corp.                                                310        21,282
  Exelon Corp.                                               1,000        53,140
  FirstEnergy Corp.                                            492        24,103
  FPL Group                                                    588        24,437
  Keyspan Energy                                               260   $     9,279
  NICOR Inc.                                                    74         2,909
  NiSource Inc.                                                407         8,490
  Peoples Energy                                                64         2,244
  PG&E Corp.                                                   557        20,676
  Pinnacle West Capital                                        165         6,823
  PPL Corp.                                                    566        16,640
  Progress Energy, Inc.                                        375        16,470
  Public Service Enterprise Inc.                               357        23,194
  Sempra Energy                                                382        17,129
  Southern Co.                                               1,115        38,500
  TECO Energy                                                  310         5,326
  TXU Corp.                                                    716        35,936
  Xcel Energy Inc                                              601        11,094
                                                                     -----------
                                                                         565,527
                                                                     -----------
    Total Common Stocks
       (cost $14,768,495)                                             17,015,780
                                                                     -----------

                                                         PRINCIPAL         VALUE
                                                       -------------------------
U.S. TREASURY OBLIGATIONS - 7.38%
U.S. TREASURY NOTES - 7.38%
  7.000% due 07/15/06                                  $   250,000   $   253,311
  6.125% due 08/15/07                                      100,000       102,648
  5.500% due 02/15/08                                      200,000       204,477
  4.750% due 11/15/08                                      200,000       201,922
  3.375% due 12/15/08                                       84,000        81,687
  6.000% due 08/15/09                                       50,000        52,695
  5.750% due 08/15/10                                      180,000       190,427
  4.375% due 08/15/12                                      100,000        99,988
  3.625% due 05/15/13                                      234,000       223,187
  6.250% due 08/15/23                                      250,000       298,535
  5.250% due 11/15/28                                      200,000       218,141
  6.125% due 08/15/29                                      195,000       237,527
                                                                     -----------
     Total U.S. Treasury Obligations
        (cost $2,163,625)                                              2,164,545
                                                                     -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 5.86%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.86%
  3.500% due 09/15/07                                    1,750,000     1,716,218
                                                                     -----------
     Total U.S. Government Agency
        Obligations (cost $1,777,473)                                  1,716,218
                                                                     -----------

MORTGAGE-BACKED SECURITIES - 11.49%
  FNCL (7.000% due 07/01/29)                               481,178       502,573
  FNCL (6.500% due 08/01/32)                               111,086       113,563
  FNCL (6.000% due 08/01/33)                               323,062       326,435
  FNCL (5.500% due 07/01/33)                               312,107       309,818
  FNCL (5.500% due 11/01/33)                               555,884       551,807
  FGCI (5.000% due 05/01/18)                               708,142       702,095
  FGCI (4.500% due 09/01/18)                               149,457       145,768
  G2SF (5.500% due 07/20/34)                               713,506       716,625
                                                                     -----------
     Total Mortgage-Backed Securities
        (cost $3,453,785)                                              3,368,684
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PRINCIPAL           VALUE
                                                                               ---
-------------------------
CORPORATE BONDS - 9.49%
AEROSPACE & DEFENSE - 0.84%
  United Technologies Corp.
   (4.375% due 05/01/10)                                                       $
250,000    $    245,978

------------
BANK,BANK HOLDING COMPANIES &
OTHER BANK SERVICES - 0.98%
  Key Bank
   (5.000% due 07/17/07)
100,000          99,988
  UPC
   (4.375% due 12/01/10)
190,000         185,460

------------

285,448

------------
CAPITAL GOODS - 1.45%
  Burlington Resources
   (6.500% due 12/01/11)
150,000         161,924
  Honeywell International
   (7.500% due 03/01/10)
125,000         137,370
  Masco Corp.
   (5.875% due 07/15/12)
125,000         126,782

------------

426,076

------------
CONSUMER CYCLICALS - 1.78%
  Amgen
   (6.500% due 12/01/07)
150,000         154,541
  Ford Motor Credit Corp.
   (6.375% due 02/01/29)
500,000         315,000
  Conoco Funding Co.
   (6.350% due 10/15/11)
50,000          53,574

------------

523,115

------------
CONSUMER NON-DURABLE - 0.35%
  Campbell Soup Co.
   (5.875% due 10/01/08)
100,000         102,271

------------
ENERGY - 0.48%
  Colonial Pipeline Co.
   (7.750% due 11/01/10)(2)
125,000         139,799

------------
MANUFACTURING - 2.56%
  Champion International Corp.
   (7.200% due 11/01/26)                                                       $
450,000    $    484,456
  Weyerhauser Co.
   (6.750% due 03/15/12)
250,000         265,347

------------

749,803

------------
TELECOMMUNICATION - 1.05%
  Public Services Inc.
   (6.625% due 02/15/11)
150,000         160,119
  TIAA Global Market
   (4.125% due 11/15/07)(2)
150,000         147,955

------------

308,074

------------
    Total Corporate Bonds
      (cost $2,953,386)
2,780,564

------------


SHARES           VALUE
                                                                               ---
-------------------------
SHORT-TERM INVESTMENTS(4) - 8.90%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 2.81%
823,080    $    823,080


PRINCIPAL           VALUE
                                                                               ---
-------------------------
U.S. TREASURY BILL - 6.09%
  (3.670% due 03/16/06)                                                        $
1,800,000    $  1,785,922

------------
     Total Short-Term Investments
        (cost $2,608,983)
2,609,002

------------

TOTAL INVESTMENTS - 101.16%
   (cost $27,725,747)(1)
29,654,793

------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(3) - 15.75%
4,617,482

------------
OTHER ASSETS AND LIABILITIES - (16.91%)
(4,956,456)

------------
TOTAL NET ASSETS - 100.00%
$ 29,315,819

============

*   Non-income producing

(1) For federal income tax purposes, cost is $27,759,412 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $3,368,061 and ($1,472,680), respectively, with a net appreciation / depreciation of $1,895,381.

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $5,505,396, $4,617,482, and $1,006,966, respectively.

(4) Securities and other assets with an aggregate value of $2,509,600 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2005:

                                                UNREALIZED
                                              APPRECIATION/
TYPE                       CONTRACTS          (DEPRECIATION)
------------------------------------------------------------
S&P 500 Index (03/06)         8                 $  (34,664)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                    BALANCED INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                $  29,654,793
  Collateral for securities loaned, at fair value        4,617,482
  Receivables:
     Shares sold                                             1,918
     Securities sold                                         2,690
     Interest and dividends                                139,668
  Prepaid expenses and other                                 2,257
                                                     -------------
                                                        34,418,808
                                                     -------------
LIABILITIES
  Payables:
     Investment securities purchased                        15,490
     Shares redeemed                                       417,895
     Payable upon return of securities loaned            4,617,482
     Bank overdraft                                              6
     Advisory fees                                           1,179
     Administration expenses                                 1,736
     Directors' fees                                           967
     Custodian fees                                          2,092
     Fund accounting fees                                   10,622
     Professional fees                                      17,577
     Royalty fees                                            2,111
     Variation margin                                       11,808
     Other accrued expenses                                  4,024
                                                     -------------
                                                         5,102,989
                                                     -------------
NET ASSETS*
  Paid-in capital                                       28,871,323
  Accumulated undistributed net
     investment income                                     105,467
  Accumulated net realized gain / (loss)
     on investments and futures contracts               (1,555,353)
  Net unrealized appreciation / (depreciation)
     on investments and futures contracts                1,894,382
                                                     -------------
                                                     $  29,315,819
                                                     =============
 Shares authorized ($.10 par value)                     20,000,000
 Shares outstanding                                        640,919
 Net asset value, offering and redemption
   price per share                                   $       45.74
 Investments at cost                                 $  27,725,747

*FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income                      $     105,467
  Unrealized appreciation                            $   1,895,381

         CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
---------------------------------------------------------------
      2010             2011           2012              2013
   -----------       -------      -----------       -----------
   $ (350,093)       $    --      $ (629,782)       $ (576,478)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                           $     534,708
  Dividends                                                339,950
  Other income                                               5,691
                                                     -------------
                                                           880,349
                                                     -------------
EXPENSES
  Advisory fees                                             92,753
  Administration expenses                                   30,918
  Custodian fees and expenses                               12,033
  Fund accounting fees and expenses                         41,527
  Professional fees                                         17,848
  Directors' fees                                            3,464
  Transfer agent fees                                        9,431
  Royalty fee                                                2,319
  Other expenses                                             6,005
                                                     -------------
                                                           216,298
  Reimbursements and waivers                               (30,791)
                                                     -------------
                                                           185,507
                                                     -------------
NET INVESTMENT INCOME / (LOSS)                             694,842
                                                     -------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments
     and options                                          (589,090)
  Net realized gain / (loss) on futures contracts           80,107
                                                     -------------
                                                          (508,983)
                                                     -------------

  Net change in unrealized appreciation /
     (depreciation) on investments and
     futures contracts                                     701,835
                                                     -------------

NET REALIZED AND UNREALIZED
  GAIN / (LOSS)                                            192,852
                                                     -------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                        $     887,694
                                                     =============

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
          NET ASSET VALUE
--------------------------------------
ADVISORY    ADMINISTRATION    EXPENSE
  FEE            FEE          LIMIT(1)    WAIVER    REIMBURSEMENT
-----------------------------------------------------------------
  0.30%         0.10%           0.30%      $ --       $  30,791

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,

                                                                   2005
2004
                                                               -------------------
-----------
OPERATIONS
  Net investment income / (loss)                               $     694,842    $
679,336
  Net realized gain / (loss) on investments and futures             (508,983)
(605,884)
  Net change in unrealized appreciation / (depreciation)
     on investments and futures contracts                            701,835
1,833,724
                                                               -------------    --
-----------
                                                                     887,694
1,907,176
                                                               -------------    --
-----------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income                                             (793,393)
(554,898)
                                                               -------------    --
-----------
                                                                    (793,393)
(554,898)
                                                               -------------    --
-----------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold                                        1,895,604
26,260,814
  Reinvestment of distributions                                      793,393
554,898
  Payments for shares redeemed                                    (6,823,962)
(6,478,995)
                                                               -------------    --
-----------
                                                                  (4,134,965)
20,336,717
                                                               -------------    --
-----------
NET INCREASE / (DECREASE) IN NET ASSETS                           (4,040,664)
21,688,995
NET ASSETS
  Beginning of period                                             33,356,483
11,667,488
                                                               -------------    --
-----------
  End of period                                                $  29,315,819    $
33,356,483
                                                               =============
=============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $     105,467    $
183,382
                                                               =============
=============
FUND SHARE TRANSACTIONS
  Sold                                                                42,136
596,795
  Reinvestment of distributions                                       17,700
12,889
  Redeemed                                                          (151,195)
(148,409)
                                                               -------------    --
-----------
     Net increase / (decrease) from fund share transactions          (91,359)
461,275
                                                               =============
=============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                $     841,020    $
14,613,197
  U.S. Government Securities                                              --
8,744,492
  Corporate Bonds                                                    301,187
2,295,705
                                                               -------------    --
-----------
                                                               $   1,142,207    $
25,653,394
                                                               =============
=============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                $   3,825,429    $
3,160,132
  U.S. Government Securities                                       1,864,874
2,563,036
  Corporate Bonds                                                    342,899
316,554
                                                               -------------    --
-----------
                                                               $   6,033,202    $
6,039,722
                                                               =============
=============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                              $     793,393    $
554,898
                                                               -------------    --
-----------
                                                               $     793,393    $
554,898
                                                               =============
=============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NASDAQ-100 INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index (the "Index").

STRATEGY - The Summit Pinnacle Nasdaq-100 Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's total return was 1.30% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 1.90% total return for the Index. The difference of 0.60% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

Manager:                                                       Gary Rodmaker
                                                               Dave Weisenburger
Inception Date:                                                April 27, 2000
Total Net Assets:                                              $26.33 Million
Number of Equity Holdings:                                     100
Median Cap Size:                                               $8.83 Billion
Average Price-to-book Ratio:                                   4.38x
Dividend Yield:                                                0.36%

                             TOP 10 EQUITY HOLDINGS

                                                               (% OF NET ASSETS)
                                                               -----------------
Microsoft Corporation                                                6.43%
QUALCOMM Incorporated                                                5.73%
Apple Computer, Inc.                                                 5.67%
Intel Corporation                                                    3.53%
Google Inc.                                                          3.38%
Amgen Inc.                                                           3.04%
eBay Inc.                                                            3.03%
Cisco Systems, Inc.                                                  2.52%
Starbucks Corporation                                                2.16%
Yahoo! Inc.                                                          1.79%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Nasdaq-100 Index Portfolio - Total Return

          1-YEAR  5-YEAR  SINCE INCEPTION
          1.30%   -7.08%      -12.70%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included. Absent limitation of expenses during certain of the periods shown, performance would have been lower.

                SUMMIT NASDAQ-100 INDEX PORTFOLIO    NASDAQ-100 INDEX
Mar-2000                    $  10,000                   $  10,000
Apr-2000                    $  10,760                   $  10,763
May-2000                    $   9,470                   $   9,482
Jun-2000                    $  10,730                   $  10,737
Jul-2000                    $  10,300                   $  10,296
Aug-2000                    $  11,630                   $  11,633
Sep-2000                    $  10,170                   $  10,187
Oct-2000                    $   9,360                   $   9,365
Nov-2000                    $   7,150                   $   7,152
Dec-2000                    $   6,670                   $   6,681
Jan-2001                    $   7,380                   $   7,399
Feb-2001                    $   5,420                   $   5,446
Mar-2001                    $   4,470                   $   4,490
Apr-2001                    $   5,270                   $   5,295
May-2001                    $   5,110                   $   5,137
Jun-2001                    $   5,190                   $   5,224
Jul-2001                    $   4,770                   $   4,806
Aug-2001                    $   4,160                   $   4,195
Sep-2001                    $   3,310                   $   3,335
Oct-2001                    $   3,860                   $   3,896
Nov-2001                    $   4,520                   $   4,557
Dec-2001                    $   4,460                   $   4,503
Jan-2002                    $   4,380                   $   4,426
Feb-2002                    $   3,836                   $   3,881
Mar-2002                    $   4,096                   $   4,149
Apr-2002                    $   3,600                   $   3,647
May-2002                    $   3,406                   $   3,451
Jun-2002                    $   2,958                   $   3,003
Jul-2002                    $   2,718                   $   2,748
Aug-2002                    $   2,662                   $   2,692
Sep-2002                    $   2,350                   $   2,378
Oct-2002                    $   2,794                   $   2,827
Nov-2002                    $   3,162                   $   3,189
Dec-2002                    $   2,788                   $   2,813
Jan-2003                    $   2,786                   $   2,809
Feb-2003                    $   2,864                   $   2,887
Mar-2003                    $   2,888                   $   2,913
Apr-2003                    $   3,136                   $   3,163
May-2003                    $   3,394                   $   3,426
Jun-2003                    $   3,404                   $   3,437
Jul-2003                    $   3,614                   $   3,653
Aug-2003                    $   3,794                   $   3,837
Sep-2003                    $   3,686                   $   3,730
Oct-2003                    $   4,004                   $   4,055
Nov-2003                    $   4,026                   $   4,079
Dec-2003                    $   4,144                   $   4,204
Jan-2004                    $   4,214                   $   4,277
Feb-2004                    $   4,148                   $   4,213
Mar-2004                    $   4,056                   $   4,122
Apr-2004                    $   3,950                   $   4,016
May-2004                    $   4,132                   $   4,203
Jun-2004                    $   4,270                   $   4,348
Jul-2004                    $   3,942                   $   4,015
Aug-2004                    $   3,856                   $   3,927
Sep-2004                    $   3,978                   $   4,053
Oct-2004                    $   4,184                   $   4,266
Nov-2004                    $   4,424                   $   4,512
Dec-2004                    $   4,562                   $   4,656
Jan-2005                    $   4,276                   $   4,365
Feb-2005                    $   4,253                   $   4,344
Mar-2005                    $   4,171                   $   4,263
Apr-2005                    $   3,996                   $   4,086
May-2005                    $   4,338                   $   4,439
Jun-2005                    $   4,199                   $   4,298
Jul-2005                    $   4,511                   $   4,620
Aug-2005                    $   4,450                   $   4,556
Sep-2005                    $   4,503                   $   4,613
Oct-2005                    $   4,436                   $   4,549
Nov-2005                    $   4,700                   $   4,821
Dec-2005                    $   4,621                   $   4,745

[CHART]

         SECTOR ALLOCATIONS

Communications                  27.8%
Consumer Cyclical                9.4%
Consumer Non-Cyclical           16.2%
Industrial                       2.1%
Technology                      37.9%
Short-Term, Futures, & Other     6.6%

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NASDAQ-100 INDEX PORTFOLIO                                  FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                              YEAR
ENDED DECEMBER 31,
                                                       ---------------------------
------------------------------------------
                                                          2005           2004
2003           2002           2001
                                                       ---------------------------
------------------------------------------
Net asset value, beginning of period                   $    22.81     $    20.72
$    13.94     $    22.30     $    33.35
                                                       ----------     ----------
----------     ----------     ----------
Investment Activities:
   Net investment income / (loss)                            0.02           0.12
(0.04)         (0.07)            --
   Net realized and unrealized gains / (losses)              0.26           1.97
6.82          (8.29)        (11.05)
                                                       ----------     ----------
----------     ----------     ----------
Total from Investment Activities                             0.28           2.09
6.78          (8.36)        (11.05)
                                                       ----------     ----------
----------     ----------     ----------
DISTRIBUTIONS:
Net investment income                                       (0.12)            --
--             --             --
                                                       ----------     ----------
----------     ----------     ----------
Total Distributions                                         (0.12)            --
--             --             --
                                                       ----------     ----------
----------     ----------     ----------
Net asset value, end of period                         $    22.97     $    22.81
$    20.72     $    13.94     $    22.30
                                                       ==========     ==========
==========     ==========     ==========
Total return                                                 1.30%         10.09%
48.64%        -37.49%        -33.13%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (1)            0.65%          0.65%
0.65%          0.65%          0.65%
Ratio of expenses to average net assets - gross              0.76%          0.79%
0.91%          1.11%          0.97%
Ratio of net investment income / (loss) to average
  net assets                                                 0.09%          0.61%
-0.31%         -0.43%         -0.21%
Portfolio turnover rate                                     13.86%          4.19%
3.97%         11.79%          5.49%
Net assets, end of period (000's)                      $   26,330     $   27,607
$   23,350     $    9,583     $   14,560

(1) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                               NASDAQ-100 INDEX PORTFOLIO

DECEMBER 31, 2005

                                                                SHARES
VALUE
                                                            ----------------------
------
COMMON STOCKS - 94.04%
BASIC INDUSTRIES - 0.27%
   Sigma-Aldrich Corporation                                     1,137   $
71,961
                                                                         ---------
------
COMMUNICATIONS - 27.82%
   Amazon.com, Inc.*                                             4,868
229,526
   Check Point Software Technologies Ltd.*                       4,341
87,254
   CheckFree Corporation*                                        1,527
70,089
   Cisco Systems, Inc.*                                         38,791
664,102
   Comcast Corporation*                                         16,872
437,997
   Comverse Technology, Inc.*                                    3,711
98,675
   Discovery Holding Co*                                         4,201
63,645
   eBay Inc.*                                                   18,428
797,011
   EchoStar Communications Corporation*                          3,859
104,849
   LM Ericsson Telephone Company                                 2,232
76,781
   Expedia, Inc.*                                                6,049
144,934
   Google Inc.*                                                  2,144
889,460
   IAC/InterActiveCorp*                                          5,850
165,614
   JDS Uniphase Corporation*                                    33,138
78,206
   Juniper Networks, Inc.*                                       6,557
146,221
   Lamar Advertising Company*                                    1,526
70,410
   Liberty Global, Inc.*                                         4,311
96,998
   MCI, Inc.                                                     6,326
124,812
   NII Holdings, Inc.*                                           2,594
113,306
   NTL Incorporated*                                             1,627
110,766
   QUALCOMM Incorporated                                        34,999
1,507,757
   Sirius Satellite Radio Inc.*                                 25,470
170,648
   Symantec Corporation*                                        19,978
349,615
   Tellabs, Inc.*                                                4,462
48,636
   VeriSign, Inc.*                                               4,355
95,462
   XM Satellite Radio Holdings Inc.*                             4,050
110,483
   Yahoo! Inc.*                                                 12,048
472,041
                                                                         ---------
------

7,325,298
                                                                         ---------
------
CONSUMER CYCLICAL - 9.37%
   Bed Bath & Beyond Inc.*                                       7,086
256,159
   CDW Corporation                                               1,483
85,375
   Cintas Corporation                                            3,577
147,301
   Costco Wholesale Corporation                                  4,427
219,004
   Fastenal Company                                              2,558
100,248
   PACCAR Inc.                                                   3,343
231,436
   PETsMART, Inc.                                                2,525
64,792
   Ross Stores, Inc.                                             2,490
71,961
   Sears Holdings Corporation*                                   2,975
343,702
   Staples, Inc.                                                 8,758
198,894
   Starbucks Corporation*                                       18,915
567,639
   Urban Outfitters, Inc.*                                       3,037
76,866
   Wynn Resorts, Limited*                                        1,909
104,709
                                                                         ---------
------

2,468,086
                                                                         ---------
------
CONSUMER NON-CYCLICAL - 16.24%
   Amgen Inc.*                                                  10,165
801,612
   Apollo Group, Inc.*                                           3,153
190,630
   BIOGEN IDEC Inc.                                              6,477
293,602
   Biomet, Inc.                                                  5,904
215,909
   Celgene Corporation*                                          2,995
194,076
   Chiron Corporation*                                           4,645
206,518
   DENTSPLY International Inc.                                   1,328   $
71,300
   Express Scripts, Inc.*                                        2,291
191,986
   Genzyme General*                                              5,730
405,569
   Gilead Sciences, Inc.*                                        7,965
419,198
   Lincare Holdings Inc.*                                        1,660
69,571
   MedImmune, Inc.*                                              4,697
164,489
   Monster Worldwide, Inc.*                                      2,217
90,499
   Patterson Companies Inc.*                                     2,325
77,655
   Paychex, Inc.                                                 6,357
242,329
   Sepracor Inc.*                                                1,819
93,860
   Teva Pharmaceutical Industries Limited                        8,547
367,606
   Whole Foods Market, Inc.                                      2,334
180,628
                                                                         ---------
------

4,277,037
                                                                         ---------
------
ENERGY - 0.39%
   Patterson-UTI Energy, Inc.                                    3,080
101,486
                                                                         ---------
------
INDUSTRIAL - 2.07%
   American Power Conversion Corporation                         3,454
75,988
   C.H. Robinson Worldwide, Inc.                                 3,002
111,165
   Expeditors International of Washington, Inc.                  1,855
125,231
   Flextronics International Ltd.*                              10,932
114,130
   Garmin Ltd.                                                   1,784
118,368
                                                                         ---------
------

544,882
                                                                         ---------
------
TECHNOLOGY - 37.88%
   Activision, Inc.*                                             4,313
59,261
   Adobe Systems Incorporated                                    8,563
316,488
   Altera Corporation*                                           9,007
166,900
   Apple Computer, Inc.*                                        20,781
1,493,946
   Applied Materials, Inc.                                      14,825
265,961
   ATI Technologies Inc.*                                        4,398
74,722
   Autodesk, Inc.                                                4,255
182,752
   BEA Systems, Inc.*                                            7,236
68,018
   Broadcom Corporation*                                         4,705
221,841
   Cadence Design Systems, Inc.*                                 5,246
88,762
   Citrix Systems, Inc.*                                         3,637
104,673
   Cognizant Technology Solutions Corporation*                   2,381
119,883
   Dell Inc.*                                                   15,272
458,007
   Electronic Arts Inc.*                                         5,352
279,963
   Fiserv, Inc.*                                                 4,046
175,070
   Intel Corporation                                            37,275
930,384
   Intuit Inc.*                                                  3,970
211,601
   KLA-Tencor Corporation                                        4,262
210,244
   Lam Research Corporation*                                     2,514
89,700
   Linear Technology Corporation                                 7,216
260,281
   Marvell Technology Group, Ltd.*                               4,794
268,895
   Maxim Integrated Products, Inc.                               8,126
294,486
   Mercury Interactive Corporation*                              1,609
44,714
   Microchip Technology Incorporated                             3,137
100,855
   Microsoft Corporation                                        64,722
1,692,480
   Network Appliance, Inc.*                                      6,837
184,599
   NVIDIA Corporation*                                           2,967
108,474
   Oracle Corporation*                                          37,974
463,663
   Pixar*                                                        2,114
111,450
   Red Hat, Inc.*                                                3,071
83,654
   Research in Motion Limited*                                   3,379
223,048
   SanDisk Corporation*                                          2,985
187,519

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                SHARES
VALUE
                                                            ----------------------
------
TECHNOLOGY - 37.88% (CONTINUED)
   Siebel Systems, Inc.                                         10,949   $
115,840
   Sun Microsystems, Inc.*                                      26,154
109,585
   Xilinx, Inc.                                                  8,151
205,487
                                                                         ---------
------

9,973,206
                                                                         ---------
------
      Total Common Stocks
         (cost $21,537,435)
24,761,956
                                                                         ---------
------
SHORT-TERM INVESTMENTS(3) - 6.09%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 0.82%                                              214,777
214,777
                                                                         ---------
------

                                                             PRINCIPAL
VALUE
                                                            ----------------------
------
U.S. TREASURY BILL - 5.27%
   (3.670% due 03/16/06)                                   $ 1,400,000   $
1,389,051
                                                                         ---------
------
   Total Short-Term Investments
      (cost $1,603,813)
1,603,828
                                                                         ---------
------
TOTAL INVESTMENTS - 100.13%
   (cost $23,141,248)(1)
26,365,784
                                                                         ---------
------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 6.93%
1,823,766
                                                                         ---------
------
OTHER ASSETS AND LIABILITIES - (7.06%)
(1,859,053)
                                                                         ---------
------
TOTAL NET ASSETS - 100.00%                                               $
26,330,497

===============

*    Non-income producing

(1) For federal income tax purposes, cost is $23,987,119 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $5,414,348 and ($3,035,683), respectively, with a net appreciation / depreciation of $2,378,665.

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $1,769,207, $1,823,766, and $0, respectively.

(3) Securities and other assets with an aggregate value of $1,559,460 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2005:

                                                         UNREALIZED
                                                        APPRECIATION/
TYPE                                        CONTRACTS   (DEPRECIATION)
----------------------------------------------------------------------
Nasdaq-100 Index (03/06)                        9         $  (50,472)
Nasdaq-100 Index Mini (03/06)                   2         $   (2,098)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                                  NASDAQ-100 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
   Investments in securities, at value                         $    26,365,784
   Collateral for securities loaned, at fair value                   1,823,766
   Receivables:
      Shares sold                                                       29,695
      Interest and dividends                                            12,934
   Prepaid expenses and other                                            2,016
                                                               ---------------
                                                                    28,234,195
                                                               ---------------
LIABILITIES
   Payables:
      Shares redeemed                                                   31,658
      Payable upon return of securities loaned                       1,823,766
      Advisory fees                                                      2,349
      Administration expenses                                            6,290
      Directors' fees                                                      797
      Custodian fees                                                       317
      Fund accounting fees                                               8,167
      Professional fees                                                 17,023
      Variation margin                                                   8,676
      Other accrued expenses                                             4,655
                                                               ---------------
                                                                     1,903,698
                                                               ---------------
NET ASSETS*
   Paid-in capital                                                  31,800,781
   Accumulated net invesments income / (loss)                           24,490
   Accumulated net realized gain / (loss)
      on investments and futures contracts                          (8,666,740)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                           3,171,966
                                                               ---------------
                                                               $    26,330,497
                                                               ===============
 Shares authorized ($.10 par value)                                 20,000,000
 Shares outstanding                                                  1,146,286
 Net asset value, offering and redemption
   price per share                                             $         22.97
 Investments at cost                                           $    23,141,248

* FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income             $       24,490
  Unrealized appreciation                   $    2,378,665

                       CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
----------------------------------------------------------------------------------
-----------
    2008            2009             2010            2011           2012
2013
    ----            ----             ----            ----           ----
----
$   (905,274)  $   (1,618,824)  $   (3,618,754)  $   (231,065)  $   (139,726)  $
(1,358,042)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
   Interest                                                    $        51,702
   Dividends                                                           134,635
   Foreign dividend taxes withheld                                        (413)
   Other income                                                          6,810
                                                               ---------------
                                                                       192,734
                                                               ---------------
EXPENSES
   Advisory fees                                                        90,596
   Administration expenses                                              25,885
   Custodian fees and expenses                                           8,598
   Fund accounting fees and expenses                                    31,755
   Professional fees                                                    16,953
   Directors' fees                                                       2,756
   Transfer agent fees                                                  10,263
   Royalty fee                                                           5,000
   Other expenses                                                        6,096
                                                               ---------------
                                                                       197,902
   Reimbursements and waivers                                          (29,652)
                                                               ---------------
                                                                       168,250
                                                               ---------------
NET INVESTMENT INCOME / (LOSS)                                          24,484
                                                               ---------------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments and options            (1,207,200)
   Net realized gain / (loss) on futures contracts                     (66,875)
                                                               ---------------
                                                                    (1,274,075)
                                                               ---------------

   Net change in unrealized appreciation / (depreciation)
      on investments and futures contracts                           1,481,053
                                                               ---------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                       206,978
                                                               ---------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                  $       231,462
                                                               ===============

TRANSACTIONS WITH AFFILIATES:

          PERCENT OF CURRENT
          NET ASSET VALUE
---------------------------------------
   ADVISORY   ADMINISTRATION   EXPENSE
     FEE           FEE         LIMIT(1)   WAIVER   REIMBURSEMENT
----------------------------------------------------------------
     0.35%         0.10%         0.30%    $   --   $      29,652

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2005            2004
                                                                                --
----------------------------
OPERATIONS
  Net investment income / (loss)                                                $
24,484  $      150,050
  Net realized gain / (loss) on investments and futures
(1,274,075)       (193,228)
  Net change in unrealized appreciation / (depreciation) on investments and futures contracts
1,481,053       2,500,698
                                                                                --
------------  --------------

231,462       2,457,520
                                                                                --
------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(150,044)             --
                                                                                --
------------  --------------

(150,044)             --
                                                                                --
------------  --------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
5,995,790       8,977,661
  Reinvestment of distributions
150,044              --
  Payments for shares redeemed
(7,503,339)     (7,178,214)
                                                                                --
------------  --------------

(1,357,505)      1,799,447
                                                                                --
------------  --------------
NET INCREASE / (DECREASE) IN NET ASSETS
(1,276,087)      4,256,967
NET ASSETS
  Beginning of period
27,606,584      23,349,617
                                                                                --
------------  --------------
  End of period                                                                 $
26,330,497  $   27,606,584

==============  ==============
ACCUMULATED NET INVESTMENT INCOME / (LOSS)                                      $
24,490  $      150,050

==============  ==============

FUND SHARE TRANSACTIONS
  Sold
275,249         435,537
  Reinvestment of distributions
7,176              --
  Redeemed
(346,239)       (352,288)
                                                                                --
------------  --------------
    Net increase / (decrease) from fund share transactions
(63,814)         83,249

==============  ==============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                                 $
3,318,253  $    1,794,249
                                                                                --
------------  --------------
                                                                                $
3,318,253  $    1,794,249

==============  ==============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                                 $
4,144,265  $      938,494
                                                                                --
------------  --------------
                                                                                $
4,144,265  $      938,494

==============  ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                               $
150,044  $           --
                                                                                --
------------  --------------
                                                                                $
150,044  $           --

==============  ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index (the "Index").

STRATEGY - The Summit Pinnacle Russell 2000 Small Cap Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's (Class I) total return was 4.01% (before the impact of any product or contract-level fees). This compares to a 4.55% total return for the Index. The difference of 0.54% is referred to as "tracking error". One component of the difference is attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                                    FUND DATA

Manager:                                     Gary Rodmaker
                                             Dave Weisenburger
Inception Date:                              April 27, 2000
Total Net Assets:                            $75.82 Million
Number of Equity Holdings:                   2,010
Median Capitalization Size:                  $598 Million
Average Price-to-book Ratio:                 2.31x
Dividend Yield:                              1.09%

[CHART]

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Russell 2000 Small Cap Index Portfolio Class I - Total Return

     1-YEAR    5-YEAR    SINCE INCEPTION
       4.01%     7.49%              6.63%

Summit Russell 2000 Small Cap Index Portfolio Class F - Total Return

     1-YEAR    5-YEAR    SINCE INCEPTION
       3.83%     7.26%              6.03%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included. Absent limitation of expenses during certain of the periods shown, performance would have been lower.
Prior to October 4, 2005, Class F share performance is based on Class I performance.

             SUMMIT RUSSELL 2000 SMALL CAP INDEX PORTFOLIO   SUMMIT RUSSELL 2000
CLASS F      RUSSELL 2000 INDEX
Mar-2000     $   10,000                                      $   10,000
$   10,000
Apr-2000     $   10,440                                      $   10,439
$   10,456
May-2000     $    9,850                                      $    9,848
$    9,846
Jun-2000     $   10,650                                      $   10,645
$   10,707
Jul-2000     $   10,330                                      $   10,324
$   10,372
Aug-2000     $   11,101                                      $   11,093
$   11,158
Sep-2000     $   10,770                                      $   10,760
$   10,828
Oct-2000     $   10,299                                      $   10,288
$   10,345
Nov-2000     $    9,265                                      $    9,254
$    9,283
Dec-2000     $   10,039                                      $   10,025
$   10,086
Jan-2001     $   10,562                                      $   10,545
$   10,610
Feb-2001     $    9,886                                      $    9,859
$    9,915
Mar-2001     $    9,412                                      $    9,385
$    9,430
Apr-2001     $   10,128                                      $   10,097
$   10,168
May-2001     $   10,369                                      $   10,335
$   10,418
Jun-2001     $   10,718                                      $   10,681
$   10,777
Jul-2001     $   10,105                                      $   10,070
$   10,194
Aug-2001     $    9,767                                      $    9,732
$    9,865
Sep-2001     $    8,437                                      $    8,404
$    8,537
Oct-2001     $    8,933                                      $    8,897
$    9,036
Nov-2001     $    9,610                                      $    9,570
$    9,736
Dec-2001     $   10,193                                      $   10,149
$   10,337
Jan-2002     $   10,087                                      $   10,042
$   10,229
Feb-2002     $    9,812                                      $    9,765
$    9,949
Mar-2002     $   10,590                                      $   10,537
$   10,748
Apr-2002     $   10,689                                      $   10,632
$   10,846
May-2002     $   10,209                                      $   10,153
$   10,364
Jun-2002     $    9,697                                      $    9,643
$    9,850
Jul-2002     $    8,218                                      $    8,171
$    8,363
Aug-2002     $    8,188                                      $    8,139
$    8,342
Sep-2002     $    7,597                                      $    7,551
$    7,743
Oct-2002     $    7,826                                      $    7,778
$    7,991
Nov-2002     $    8,523                                      $    8,469
$    8,704
Dec-2002     $    8,047                                      $    7,994
$    8,219
Jan-2003     $    7,818                                      $    7,765
$    7,992
Feb-2003     $    7,580                                      $    7,527
$    7,750
Mar-2003     $    7,673                                      $    7,619
$    7,850
Apr-2003     $    8,399                                      $    8,340
$    8,594
May-2003     $    9,299                                      $    9,231
$    9,517
Jun-2003     $    9,478                                      $    9,406
$    9,689
Jul-2003     $   10,060                                      $    9,983
$   10,295
Aug-2003     $   10,508                                      $   10,425
$   10,767
Sep-2003     $   10,302                                      $   10,220
$   10,568
Oct-2003     $   11,163                                      $   11,071
$   11,455
Nov-2003     $   11,546                                      $   11,449
$   11,862
Dec-2003     $   11,766                                      $   11,665
$   12,103
Jan-2004     $   12,264                                      $   12,157
$   12,628
Feb-2004     $   12,376                                      $   12,266
$   12,742
Mar-2004     $   12,491                                      $   12,379
$   12,860
Apr-2004     $   11,856                                      $   11,747
$   12,204
May-2004     $   12,038                                      $   11,925
$   12,399
Jun-2004     $   12,541                                      $   12,422
$   12,920
Jul-2004     $   11,689                                      $   11,576
$   12,051
Aug-2004     $   11,626                                      $   11,512
$   11,989
Sep-2004     $   12,166                                      $   12,045
$   12,552
Oct-2004     $   12,398                                      $   12,272
$   12,799
Nov-2004     $   13,464                                      $   13,323
$   13,909
Dec-2004     $   13,849                                      $   13,704
$   14,320
Jan-2005     $   13,266                                      $   13,124
$   13,723
Feb-2005     $   13,496                                      $   13,353
$   13,955
Mar-2005     $   13,107                                      $   12,966
$   13,556
Apr-2005     $   12,348                                      $   12,214
$   12,779
May-2005     $   13,155                                      $   13,010
$   13,616
Jun-2005     $   13,648                                      $   13,495
$   14,142
Jul-2005     $   14,504                                      $   14,339
$   15,039
Aug-2005     $   14,229                                      $   14,065
$   14,760
Sep-2005     $   14,269                                      $   14,101
$   14,806
Oct-2005     $   13,815                                      $   13,653
$   14,347
Nov-2005     $   14,480                                      $   14,306
$   15,043
Dec-2005     $   14,405                                      $   14,230
$   14,974

                             TOP 10 EQUITY HOLDINGS

                                                                     (% OF NET
ASSETS)
                                                                     -------------
----
Amylin Pharmaceuticals Inc.                                                 0.35%
Intuitive Surgical Inc.                                                     0.32%
Cimarex Energy Co.                                                          0.28%
Cal Dive International Inc.                                                 0.22%
Vertex Pharmaceuticals                                                      0.21%
Integrated Device Technology                                                0.21%
Sierra Pacific Resources                                                    0.19%
Hughes Supply Inc.                                                          0.19%
JLG Industries Inc.                                                         0.18%
Neurocrine Biosciences Inc.                                                 0.18%

[CHART]

                               SECTOR ALLOCATIONS

Materials                                     8.9%
Capital Goods                                10.3%
Consumer Cyclical                            17.8%
Consumer Staples                              1.7%
Energy                                        5.3%
Financial                                    21.9%
Technology                                   13.0%
Health Care                                  11.2%
Utilities                                     3.5%
Short-Term, Futures, & Other                  6.4%

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                      FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.


YEAR ENDED DECEMBER 31,
                                                                ------------------
------------------------------------------------
                                                                   2005
2004          2003          2002          2001
                                                                ------------------
------------------------------------------------
Net asset value, beginning of period                            $    63.92    $
54.40    $    37.52    $    48.10    $    49.95
                                                                ----------    ----
------    ----------    ----------    ----------
Investment Activities:
  Net investment income / (loss)                                      0.41
0.31(4)       0.22          0.29          0.40
  Net realized and unrealized gains / (losses)                        2.07
9.32         16.95        (10.31)         0.35
                                                                ----------    ----
------    ----------    ----------    ----------
Total from Investment Activities                                      2.48
9.63         17.17        (10.02)         0.75
                                                                ----------    ----
------    ----------    ----------    ----------
DISTRIBUTIONS:
Net investment income                                                (0.31)
(0.11)        (0.29)        (0.09)        (0.45)
Net realized gains                                                   (0.63)
--            --         (0.47)        (2.15)
                                                                ----------    ----
------    ----------    ----------    ----------
Total Distributions                                                  (0.94)
(0.11)        (0.29)        (0.56)        (2.60)
                                                                ----------    ----
------    ----------    ----------    ----------
Net asset value, end of period                                  $    65.46    $
63.92    $    54.40    $    37.52    $    48.10
                                                                ==========
==========    ==========    ==========    ==========
Total return                                                          4.01%
17.72%        46.19%       -21.05%         1.54%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)                     0.69%
0.75%         0.75%         0.75%         0.75%
Ratio of expenses to average net assets - gross                       0.69%
0.76%         1.12%         1.33%         1.10%
Ratio of net investment income / (loss) to average net assets         0.70%
0.60%         0.57%         0.65%         0.90%
Portfolio turnover rate                                              25.20%
27.27%        23.87%        30.78%        32.70%
Net assets, end of period (000's)                               $   75,815    $
68,770    $   25,794    $   13,863    $   21,503


CLASS F
                                                                          --------
----------

PERIOD FROM
                                                                          OCTOBER
4, 2005(1)
                                                                           TO
DECEMBER 31,
                                                                          --------
----------

2005
                                                                          --------
----------
Net asset value, beginning of period                                          $
64.41
                                                                              ----
------
Investment Activities:
  Net investment income / (loss)
0.12
  Net realized and unrealized gains / (losses)
0.90
                                                                              ----
------
Total from Investment Activities
1.02
                                                                              ----
------
Net asset value, end of period                                                $
65.43

==========
Total return
1.58%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)
0.84%(3)
Ratio of expenses to average net assets - gross
0.84%(3)
Ratio of net investment income / (loss) to average net assets
0.74%(3)
Portfolio turnover rate
25.20%
Net assets, end of period (000's)                                             $
5

(1)  COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3)  ANNUALIZED.
(4)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

DECEMBER 31, 2005


SHARES           VALUE
                                                                                --
----------------------------
COMMON STOCKS - 94.18%
CAPITAL GOODS - 10.28%
  A O Smith Corp
929  $       32,608
  A.S.V. Inc*
974          24,331
  AAR Corp*
1,956          46,846
  ABX Air Inc*
3,515          27,522
  Accuride Corp*
610           7,869
  Actuant Corp
1,612          89,950
  Ade Corp*
554          13,329
  Advanced Energy Industries Inc*
1,674          19,803
  Aftermarket Technology Corp*
1,191          23,153
  AGCO Corp.*
5,446          90,240
  Airtran Holdings Inc.*
5,226          83,773
  Alamo Group Inc
340           6,970
  Alaska Air Group*
1,636          58,438
  American Axle & Manufacturing Holdings Inc
2,578          47,255
  American Ecology Corp
670           9,668
  American Superconductor Corp*
1,921          15,118
  Applied Films Corp*
830          17,239
  Applied Industrial
1,807          60,878
  Applied Signal Technolgy
633          14,369
  Arctic Cat Inc.
749          15,025
  Argon St Inc*
490          15,180
  Arkansas Best Corp
1,526          66,656
  Arris Group Inc*
6,250          59,188
  Artesyn Technologies Inc*
2,255          23,227
  Arvinmeritor Inc
4,217          60,683
  Astec Industries Inc*
878          28,675
  Asyst Technologies Inc*
2,863          16,376
  ATMI Inc*
2,236          62,541
  Audiovox Corp*
949          13,153
  August Technology Corp*
1,007          11,067
  Aviall Inc*
2,017          58,090
  Axcelis Technologies Inc*
6,040          28,811
  Badger Meter Inc
310          12,164
  Baldor Electric Co
1,996          51,197
  Bandag, Inc.
626          26,711
  Be Aerospace Inc*
3,429          75,438
  Belden CDT Inc
2,616          63,909
  Blount International Inc*
1,794          28,578
  Briggs & Stratton
3,106         120,482
  Brooks Automation Inc*
4,471          56,022
  Bucyrus International Inc
1,130          59,551
  C&D Technologies Inc
1,526          11,628
  Cascade Corp
676          31,711
  C-Cor Inc*
2,854          13,870
  Champion Enterprises Inc*
4,556          62,053
  China Energy Savings Technology Inc*
70             582
  Coachmen Industries Inc
786           9,283
  Cognex Corp
2,493          75,014
  Cohu Inc
1,210          27,673
  Color Kinetics Inc*
720          10,361
  Commercial Vehicle Group Inc*
877          16,470
  Comstock Homebuilding Co Inc*
230           3,245
  Continental Airlines Inc*
5,124         109,141
  Covenant Transport Inc*
465  $        6,501
  Credence Systems*
5,384          37,473
  CTS Corp
2,211          24,454
  Curtiss-Wright Corp
1,206          65,848
  Cymer Inc*
2,183          77,518
  Darling International Inc*
3,845          15,265
  Dionex Corp*
1,129          55,411
  Duratek Inc*
772          11,526
  Dynamex Inc*
640          12,198
  EGL Inc*
1,950          73,262
  Electro Scientific Industries*
1,717          41,466
  Emcore Corp*
2,233          16,569
  Engineered Support Systems Inc
2,495         103,892
  Enpro Industries Inc*
1,163          31,343
  Entegris Inc*
7,137          67,231
  ESCO Technologies Inc*
1,531          68,114
  Esterline Technologies Corp*
1,509          56,120
  Expressjet Holdings Inc*
2,634          21,309
  Faro Technologies Inc*
632          12,640
  Federal Signal
2,911          43,694
  FEI Co*
1,439          27,586
  Flanders Corp*
733           8,913
  Fleetwood Enterprises Inc*
3,345          41,311
  Florida East Coast Industries Inc
1,951          82,664
  Flowserve Corporation*
3,324         131,497
  Forward Air Corp
1,944          71,247
  Franklin Electric Co Inc
1,343          53,102
  Freightcar America Inc
460          22,117
  Frontier Airlines Inc*
2,147          19,837
  Frozen Food Express Inds Inc*
830           9,155
  Gardner Denver Inc*
1,511          74,492
  Gehl Co*
708          18,585
  General Cable Corp*
2,380          46,886
  Genesee & Wyoming Inc*
1,402          52,645
  Genlyte Group Inc*
1,442          77,248
  Gorman-Rupp Co
508          11,232
  Greenbrier Cos Inc
346           9,826
  GulfMark Offshore Inc*
825          24,437
  Hayes Lemmerz International*
2,284           8,040
  Headwaters Inc*
2,489          88,210
  Heartland Express Inc
2,735          55,493
  Heico Corp
1,197          30,978
  Horizon Lines Inc
794           9,631
  Hub Group Inc*
1,088          38,461
  Interdigital Communications*
3,215          58,899
  Intevac Inc*
1,134          14,969
  Itron Inc*
1,492          59,740
  JLG Industries Inc
3,067         140,039
  K & F Industries Holdings Inc*
1,083          16,635
  Kadant Inc*
777          14,375
  Kansas City Southern*
4,926         120,342
  Keithley Instruments Inc
717          10,024
  Kennametal Inc.
2,283         116,524
  Keystone Automotive Industries Inc*
873          27,482
  Kimball International Inc
1,241          13,192
  Kirby Corp*
1,212          63,230
  Knight Transportation Inc
3,444          71,394

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
CAPITAL GOODS - 10.28% (CONTINUED)
  Knoll Inc
610  $       10,437
  Kulicke & Soffa Industries Inc*
3,114          27,528
  Levitt Corp
910          20,693
  Lincoln Electric Holdings Inc
2,210          87,649
  Lindsay Manufacturin
654          12,576
  Littelfuse Inc*
1,350          36,788
  LTX Corp*
3,699          16,646
  MTS Systems Corp
1,096          37,965
  M/I Homes Inc
693          28,150
  Mair Holdings Inc*
680           3,203
  Manitowoc Co
1,811          90,948
  Marine Products Corp
728           7,637
  Maritrans Inc
470          12,229
  Marten Transport Ltd*
821          14,950
  Mastec Inc*
1,631          17,077
  Mattson Technology Inc*
2,564          25,794
  Measurement Specialties Inc*
658          16,022
  Mesa Air Group Inc*
1,809          18,922
  Metrologic Instruments Inc*
658          12,673
  Middleby Corp*
283          24,480
  Mine Safety Appliances Co.
1,737          62,897
  MKS Instruments Inc*
1,967          35,190
  Modine Manufacturing Co
2,094          68,243
  Monaco Coach Corp
1,570          20,880
  Moog Inc*
2,037          57,810
  MTC Technologies Inc*
558          15,278
  Nacco Industries Inc
285          33,388
  Noble International Ltd
411           8,565
  Nordson Corporation
1,546          62,628
  Odyssey Marine Exploration Inc*
2,384           8,439
  Offshore Logistics Inc*
1,404          40,997
  Old Dominion Freight Lines Inc Co*
1,696          45,758
  Orbital Sciences Corp*
3,342          42,911
  Orleans Homebuilders Inc
227           4,165
  PAM Transportation Services Inc.*
343           6,102
  Pacer Intl Inc
2,246          58,531
  Palm Harbor Homes Inc*
536          10,077
  Paxar Corp*
2,112          41,459
  Photon Dynamics Inc*
939          17,165
  Photronics Inc*
2,409          36,280
  Pinnacle Airlines Corp*
1,083           7,224
  Plantronics Inc.
2,951          83,513
  Polycom Inc.*
5,900          90,270
  Powell Inds Inc*
375           6,735
  Power-One Inc*
4,486          27,006
  Powerwave Technologies*
6,571          82,597
  Preformed Line Products Inc
140           5,991
  Presstek Inc*
1,764          15,947
  Quantum Fuel Systems Technologies*
2,740           7,343
  R&B Inc*
550           5,214
  Railamerica Inc*
2,274          24,991
  Regal Beloit
1,553          54,976
  Republic Airways Holdings Inc*
909          13,817
  Robbins & Myers Inc
648          13,187
  Rofin-Sinar Technologies Inc*
839          36,471
  Rudolph Technologies Inc*
721           9,286
  Sauer-Danfoss Inc
565          10,628
  SBA Communications Corp*
5,133  $       91,881
  SCS Transportation Inc*
846          17,978
  Semitool Inc*
920          10,010
  Skyline Corp
376          13,686
  Skywest Inc
3,473          93,285
  Sonic Solutions*
1,462          22,091
  Spatialight Inc*
1,761           6,111
  SpectraLink Corp
1,064          12,630
  Standard Motor Products Inc
826           7,624
  Standex International Corp
687          19,071
  Stewart & Stevenson Services Inc
1,742          36,808
  Strattec Sec Corp*
210           8,488
  Sun Hydraulics Corp
375           7,248
  Superior Industries International Inc
1,236          27,513
  Symmetricom Inc*
2,777          23,521
  TAL International Group Inc*
628          12,968
  Taser Internationa Inc*
3,681          25,693
  Technical Olympic Usa Inc
952          20,077
  Technitrol Inc
2,436          41,656
  Tecumseh Products Co.
919          21,054
  Teledyne Technologies Inc*
2,004          58,316
  Tennant Co
437          22,724
  Tenneco Inc*
2,626          51,496
  Terayon Communication Systems*
4,648          10,737
  Thor Industries
2,081          83,386
  Titan International Inc
926          15,974
  Triumph Group Inc*
888          32,510
  Turbochef Technologies Inc*
710          10,196
  U S Xpress Enterprises Inc*
560           9,733
  Ultratech Inc*
1,439          23,628
  United Industrial Corp
574          23,746
  Universal Truckload Services*
310           7,130
  USA Truck Inc*
290           8,448
  Varian Semiconductor Equipment*
2,214          97,260
  Veeco Instruments Inc*
1,586          27,485
  Vicor Corp
1,068          16,885
  Viisage Technology Inc*
717          12,626
  Visteon Corp*
7,741          48,459
  Wabash Natl Corp
1,872          35,662
  Wabtec Corp
2,820          75,858
  Watts Water Technologies Inc
1,506          45,617
  WCI Communities Inc*
2,087          56,036
  Werner Enterprises
3,078          60,637
  William Lyon Homes Inc*
139          14,025
  Winnebago Industries Inc
2,008          66,826
  Woodward Governor Co
547          47,047
  World Air Holdings Inc*
1,414          13,603
  X-Rite Inc
1,275          12,750

--------------

7,797,905

--------------
CONSUMER CYCLICALS - 17.80%
  1-800 Contacts Inc*
470           5,504
  1-800-Flowers.com Inc.*
1,526           9,797
  4 Kids Entertainment Inc*
742          11,642
  99(Cents) Only Stores*
2,561          26,788
  Aaron Rents Inc
2,347          49,475
  ABM Industries Inc
2,376          46,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
CONSUMER CYCLICALS - 17.80% (CONTINUED)
  A C Moore & Crafts Inc*
807  $       11,741
  Administaff Inc
1,247          52,436
  Advisory Board Co*
1,064          50,721
  ADVO Inc.
1,881          53,007
  Aeropostale Inc.*
3,340          87,842
  AFC Enterprises Inc*
1,100          16,630
  Alderwoods Group Inc*
2,418          38,374
  Alliance Gaming Corp*
3,076          40,050
  Alloy Inc*
2,215           6,401
  Ambassadors Group Inc
936          21,425
  Amerco*
566          40,780
  American Woodmark Corp
630          15,618
  Americas Car-Mart Inc*
499           8,243
  Ameristar Casinos Inc
1,469          33,346
  Amn Healthcare Services Inc*
639          12,639
  Angelica Corp
506           8,369
  Aquantive Inc*
3,409          86,043
  Arbitron Inc
1,893          71,896
  Asbury Automotive Group Inc*
725          11,934
  Atari Inc*
3,273           3,535
  Autobytel Inc*
2,512          12,409
  Aztar Corp*
2,095          63,667
  Banta Corp.
1,494          74,401
  Bassett Furniture Industries Inc
578          10,693
  Beasley Broadcast Group Inc
411           5,553
  Big 5 Sporting Goods Corp
1,232          26,968
  Big Lots, Inc.
6,837          82,112
  BJs Restaurants Inc*
801          18,311
  Blair Corp
137           5,335
  Blockbuster Inc
11,454          42,953
  Blue Nile Inc*
826          33,296
  Blyth Inc
1,598          33,478
  Bob Evans Farms
2,130          49,118
  Bon-Ton Stores Inc
360           6,887
  Bowne & Company Inc
2,057          30,526
  Bright Horizons Family*
1,633          60,503
  Brightpoint Inc*
1,636          45,366
  Brown Shoe Co Inc
1,015          43,066
  Buffalo Wild Wings Inc*
387          12,852
  Build-A-Bear Workshop Inc*
530          15,709
  Burlington Coat Factory
926          37,234
  Cabelas Inc*
1,857          30,826
  Cache Inc*
683          11,830
  California Pizza Kitchen Inc*
1,069          34,176
  Callaway Golf Co.
4,593          63,567
  Carmike Cinemas Inc
680          17,245
  Carter Holdings*
1,024          60,262
  Casella Waste Systems Inc*
1,076          13,762
  Casual Male Retail Group*
1,565           9,593
  Catalina Marketing
2,903          73,591
  Cato Corp
1,842          39,511
  CBIZ Inc*
3,670          22,093
  CDI Corp
693          18,987
  CEC Entertainment Inc*
2,114          71,961
  Central Euro Distribution Corp*
1,166          46,803
  Central Garden & Pet Co*
1,070          49,155
  Central Parking Corp
1,116          15,312
  Cenveo Inc*
3,181  $       41,862
  Charles & Colvard Ltd
682          13,775
  Charlotte Russe Holding Inc*
826          17,206
  Charming Shoppes Inc*
7,214          95,225
  Charter Communications Inc*
22,594          27,565
  Chemed Corp
1,522          75,613
  Cherokee Inc
394          13,550
  Childrens Place Retail Stores*
1,164          57,525
  Christopher & Banks Corp
2,152          40,415
  Churchill Downs Inc
429          15,757
  Citadel Broadcasting Co
2,641          35,495
  Citi Trends Inc*
220           9,392
  CKE Restaurants Inc
3,552          47,988
  Clark Inc
902          11,952
  CMGI Inc*
29,202          44,387
  CNET Networks Inc*
7,786         114,376
  CNS Inc
790          17,309
  Cogent Inc*
1,439          32,637
  Coinstar Inc*
1,528          34,884
  Coldwater Creek Inc*
2,139          65,304
  Kenneth Cole Productions Inc
505          12,878
  Conns Inc*
262           9,660
  Consolidated Graphics Inc*
629          29,777
  Cooper Industries, Ltd.*
3,848          58,951
  Corinthian Colleges*
5,473          64,472
  Corrections Corp of America*
2,356         105,949
  Cost Plus Inc*
1,326          22,741
  Costar Group Inc*
908          39,198
  Courier Corp
555          19,059
  Cox Radio Inc*
2,310          32,525
  CRA International Inc*
670          31,952
  Crane Company
3,114         109,831
  Cross Country Healthcare Inc*
1,943          34,547
  Crown Media Holdings Inc*
809           7,419
  CSK Auto Corp Com*
2,718          40,987
  CSS Industries Inc
323           9,926
  Cumulus Media Inc*
3,162          39,240
  Dave & Busters Inc*
780          13,736
  DEB Shops Inc
242           7,195
  Deckers Outdoor Corp*
568          15,688
  Delia*S Inc*
1,104           9,163
  Delia*S Inc - Rights(2)*
127             127
  Dennys Corp*
5,469          22,040
  Design Within Reach Inc*
660           3,498
  DeVRY Inc.*
3,504          70,080
  Diamond Cluster International Inc*
1,792          14,228
  Dollar Thrifty Automotive*
1,512          54,538
  Dominos Pizza Inc
1,913          46,295
  Dover Motorsports Inc
925           5,651
  Dover Downs Gaming and Entertainment
530           7,500
  Dress Barn Inc*
1,191          45,985
  Drugstore.com Inc*
4,107          11,705
  DSW Inc*
628          16,466
  DTS Inc*
958          14,178
  Earthlink Inc*
7,198          79,970
  Educate Inc*
1,020          12,036
  Elizabeth Arden Inc*
1,533          30,752

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
CONSUMER CYCLICALS - 17.80% (CONTINUED)
  Emmis Communications*
1,925  $       38,327
  Entercom Communications*
2,169          64,354
  Entravision Communications*
4,612          32,837
  Escala Group Inc*
333           6,753
  Escalade Inc
440           5,179
  Ethan Allen Interiors Inc
2,100          76,713
  Exponent Inc*
444          12,601
  First Advantage Corp*
479          12,794
  Fisher Companies Inc*
370          15,329
  Forrester Research Inc*
723          13,556
  Fossil Inc*
2,914          62,680
  Freds Inc
2,398          39,015
  FTD Group Inc*
740           7,689
  FTI Consulting Inc*
2,393          65,664
  Furniture Brands International
2,950          65,874
  G & K Services Inc
1,081          42,429
  GameStop Corp.*
3,285         104,529
  Gaylord Entertainment Co*
2,417         105,357
  Gemstar-TV Guide International Inc*
14,814          38,665
  Genesco Inc*
1,358          52,677
  GEO Group Inc.*
533          12,222
  Gevity HR Inc
1,666          42,850
  Global Imaging Sys Inc*
1,418          49,105
  Golf Galaxy Inc*
250           4,788
  Gray Television Inc
2,601          25,542
  Great Wolf Resorts Inc*
1,534          15,816
  Greenfield Online*
920           5,391
  Group 1 Automotive Inc*
1,167          36,679
  GSI Commerce Inc*
1,962          29,607
  Guess? Inc*
898          31,969
  Guitar Center Management*
1,557          77,866
  Gymboree Corp*
1,877          43,922
  Handleman Co
1,216          15,103
  Hanover Compressor*
5,418          76,448
  Harris Interactive Inc*
3,085          13,296
  Hartmarx Corp*
1,557          12,160
  Haverty Furniture Cos Inc
1,079          13,908
  Heidrick & Struggles International Inc*
1,084          34,742
  Hibbett Sporting Goods Inc*
2,147          61,146
  Hollinger International Inc
3,551          31,817
  Hooker Furniture Corp
578           9,913
  Hot Topic Inc*
2,698          38,447
  Hudson Highland Group Inc*
1,446          25,103
  IHOP Corp
1,118          52,445
  Ikon Office Solutions Inc
6,952          72,370
  Imation Corp.
2,023          93,200
  Infospace Inc*
1,846          47,664
  Infousa Inc*
1,986          21,707
  Insight Enterprises Inc*
2,912          57,104
  Inter Parfums Inc
244           4,382
  Ipass Inc*
3,241          21,261
  Isle Of Capri Casinos Inc*
784          19,098
  Ivillage Inc*
2,847          22,833
  J. Jill Group Plc*
1,117          21,257
  Jack In The Box Inc*
2,197          76,741
  Jackson Hewitt Tax Service Inc
2,266          62,791
  Jakks Pac Inc*
1,518          31,787
  Jamdat Mobile Inc*
660  $       17,543
  Jarden Corp*
4,090         123,314
  Jo-Ann Stores Inc*
1,386          16,355
  Jorgensen Earle M Co*
1,010           9,322
  Jos A Bank Clothiers Inc*
753          32,688
  Journal Communications Inc
1,680          23,436
  Journal Register Co
2,511          37,539
  K2 Inc*
2,867          28,985
  Kellwood Co
1,671          39,903
  Kelly Services
1,019          26,718
  Kenexa Corporation*
314           6,625
  Kforce Inc*
1,937          21,617
  Korn/Ferry International*
2,055          38,408
  Krispy Kreme Doughnuts Inc*
3,325          19,086
  K Swiss Inc
1,503          48,757
  Labor Ready Inc*
3,204          66,707
  Landrys Restaurants Inc
914          24,413
  Lawson Products
256           9,661
  La-Z Boy Inc
3,140          42,578
  Leapfrog Enterprises Inc*
1,949          22,706
  Learning Tree International Inc*
500           6,415
  Lecg Corp*
821          14,269
  Libbey Inc
773           7,900
  Liberty Corp (The)
860          40,257
  Life Time Fitness Inc*
1,407          53,593
  Lifeline Systems Inc*
678          24,788
  Lifetime Brands Inc
403           8,330
  Lin TV Corp*
1,635          18,214
  Lincoln Educational Services*
232           3,307
  Linens N Things Inc*
2,723          72,432
  Lithia Motors Inc
855          26,881
  LKQ Corp*
994          34,412
  Lodgenet Entertainment Corp*
903          12,588
  Lodgian Inc*
1,493          16,020
  Lo Jack Corp*
940          22,682
  Lone Star Steakhouse Saloon
989          23,479
  Luby S Cafeterias Inc*
1,563          20,788
  Magna Entertainment Corp*
2,257          16,115
  Maidenform Brands Inc*
703           8,900
  Majesco Holdings Inc*
900           1,053
  Mannatech Inc
881          12,167
  Marchex Inc*
1,104          24,829
  Marcus Corp
1,130          26,555
  Marinemax Inc*
748          23,614
  Martha Stewart Living*
1,351          23,548
  Matthews International Corp
1,937          70,526
  Maximus Inc
1,064          39,038
  Maytag Corp.*
4,797          90,280
  Mccormick & Schmicks Seafood*
420           9,496
  Media General
1,295          65,657
  Midas Group Inc*
887          16,285
  Midway Games Inc*
992          18,818
  Mikohn Gaming Corp*
2,278          22,484
  Monarch Casino & Resort Inc*
510          11,526
  MoneyGram International
5,207         135,799
  Monro Muffler Brake Inc*
580          17,586
  Movado Group Inc
1,014          18,556

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
CONSUMER CYCLICALS - 17.80% (CONTINUED)
  Movie Gallery Inc
1,503  $        8,432
  MPS Group, Inc.*
6,241          85,314
  MTR Gaming Group Inc*
1,302          13,554
  Multimedia Games Inc*
1,649          15,253
  MWI Veterinary Supply Inc*
263           6,788
  National Presto Industries Inc
265          11,753
  Nautilus Inc
2,003          37,376
  Navarre Corp*
1,543           8,533
  Navigant Consulting Inc.*
2,950          64,841
  Netflix Inc*
2,204          59,640
  Netratings Inc*
781           9,630
  New York & Co Inc*
720          15,264
  NIC Inc*
2,015          12,412
  Nu Skin Enterprises Inc
3,386          59,526
  Nutri/System Inc*
1,455          52,409
  Oakley Inc
1,466          21,536
  O'Charley's Inc*
1,334          20,690
  Outdoor Channel Holdings Inc*
457           6,170
  Overstock.Com Inc*
628          17,677
  Oxford Industries Inc
773          42,283
  Changs (PF) China Bistro Inc*
1,573          78,068
  Pacific Sunwear of California*
4,544         113,236
  Pantry Inc*
946          44,453
  Papa Johns International Inc*
607          36,001
  Parlux Fragrances Inc*
350          10,686
  Payless ShoeSource*
4,040         101,404
  Pegasus Solutions Inc*
1,245          11,168
  Pep Boys Manny Moe & Jack
3,332          49,613
  Perry Ellis International*
533          10,127
  Petco Animal Supplies Inc*
3,474          76,254
  PHH Corp*
3,166          88,711
  Phillips-Van Heusen Corp
1,949          63,148
  Pier 1 Imports
5,179          45,213
  Pinnacle Entertainment Inc*
2,439          60,268
  Playboy Enterprises Inc*
1,140          15,835
  Playtex Products Inc*
2,432          33,245
  Prepaid Legal Services Inc
546          20,863
  Prestige Brands Hldgs Inc*
1,687          21,088
  Priceline.Com Inc*
1,513          33,770
  Primedia Inc*
8,924          14,368
  Proquest Co*
1,527          42,619
  Providence Service Corp*
520          14,971
  Radio One Inc*
5,032          52,081
  Rare Hospitality Intl Inc*
2,064          62,725
  RC2 Corp*
992          35,236
  Reader's Digest Association
6,006          91,411
  Red Robin Gourmet Burgers*
785          40,004
  Regent Communications Inc*
2,130           9,883
  Regis Corp.
2,708         104,448
  Renaissance Learning Inc
417           7,885
  Rent Way Inc*
1,579          10,090
  Resources Connection Inc*
2,865          74,662
  Restoration Hardware Inc*
1,814          10,920
  Retail Ventures Inc*
921          11,457
  Revlon Inc*
8,756          27,144
  Riviera Holdings Ltd*
470           7,703
  Rollins, Inc.
1,731          34,118
  Ruby Tuesday, Inc.
3,877  $      100,376
  Rush Enterprises Inc*
1,150          17,112
  Russ Berrie & Co Inc
658           7,514
  Russell Corp
1,983          26,691
  Ruth's Chris Steak House Inc.*
712          12,887
  Ryan's Restaurant Group Inc.*
2,528          30,488
  Saga Communications Inc*
943          10,250
  Salem Communications Corp*
661          11,561
  Schawk Inc
694          14,401
  Scholastic Corp.*
1,980          56,450
  School Specialty Inc*
1,371          49,959
  Select Comfort Corp*
2,171          59,377
  Sharper Image Corp*
652           6,350
  Shoe Carnival Inc*
415           9,097
  Shuffle Master Inc*
2,138          53,749
  Sinclair Broadcast Group Inc
2,651          24,389
  Sirva Inc*
1,413          11,304
  Six Flags Inc*
5,609          43,245
  Skechers Usa Inc*
1,346          20,621
  Sohu.Com Inc*
1,495          27,418
  Sonic Automatic Inc
1,767          39,369
  Source Interlink Cos Inc*
1,989          22,118
  Sourcecorp*
871          20,887
  Spanish Broadcasting Sys Inc*
2,323          11,871
  Speedway Motorsports Inc
853          29,574
  Spherion Corp*
3,716          37,197
  Sports Authority Inc (The)*
1,558          48,501
  Stage Stores Inc
1,651          49,167
  Stamps.Com Inc*
897          20,595
  Stanley Furniture Co Inc
724          16,782
  Startek Inc
618          11,124
  Stein Mart Inc
1,555          28,223
  Steinway Musical Instrs Inc*
391           9,974
  Madden Steven Ltd*
726          21,221
  Stewart Enterprises Inc
6,407          34,662
  Strayer Education Inc
817          76,553
  Stride Rite Corp
2,178          29,534
  Sturm Ruger & Co Inc
1,277           8,952
  Syms Corp
360           5,198
  Systemax Inc*
533           3,326
  Talbots Inc
1,378          38,336
  Teletech Hldgs Inc*
2,146          25,859
  Tetra Tech Inc*
3,148          49,329
  Texas Roadhouse Inc*
2,538          39,466
  Bombay Co Inc*
2,161           6,397
  Buckle Inc
426          13,734
  Finish Line Inc
2,533          44,125
  Steak N Shake Co*
1,674          28,374
  Topps Co Inc (The)
2,137          15,878
  Nelson Thomas Inc
634          15,628
  THQ Inc*
3,733          89,032
  Tivo Inc*
3,428          17,551
  Too Inc*
2,066          58,282
  Tractor Supply Co*
1,975         104,557
  Trans World Entertainment*
1,073           6,116
  Travelzoo Inc*
191           4,202
  Triarc Companies Inc
2,638          39,174

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
CONSUMER CYCLICALS - 17.80% (CONTINUED)
  TRM Corp*
782  $        5,826
  Tuesday Morning Corp
1,556          32,552
  Tupperware Brands Corp.
3,193          71,523
  Under Armour Inc*
638          24,442
  Unifirst Corp
512          15,923
  United Auto Group Inc
1,608          61,426
  United Natural Foods Inc*
2,458          64,891
  United Online Inc
3,688          52,443
  United Stationers Inc*
1,997          96,855
  Universal Electronics Inc*
754          12,991
  Universal Technical Institute*
1,188          36,757
  Usana Inc*
569          21,827
  UTStarcom*
6,338          51,084
  Vail Resorts Inc*
1,852          61,172
  Valassis Communication*
3,005          87,355
  Valueclick Inc*
5,260          95,259
  Valuevision Media Inc*
1,646          20,740
  Ventiv Health Inc*
1,606          37,934
  Vertrue Inc*
427          15,086
  Viad Corp
1,240          36,369
  Volcom Inc*
259           8,809
  Volt Information Sciences Inc*
443           8,426
  Warnaco Group Inc*
2,781          74,308
  Waste Connections Inc*
2,817          97,074
  Waste Industries USA Inc
330           4,250
  Waste Services Inc*
3,851          12,824
  Water Pik Technologies Inc*
678          14,557
  Watson Wyatt Worldwide Inc
2,530          70,587
  Websidestory Inc*
500           9,065
  Wesco International Inc*
1,930          82,469
  West Marine Inc*
761          10,639
  Wet Seal Inc*
3,379          15,003
  Weyco Group Inc
324           6,188
  Wilsons The Leather Experts*
1,050           3,812
  Wireless Facilities Inc*
3,380          17,238
  Wms Industries Inc*
1,184          29,707
  Wolverine World Wide Inc
3,482          78,206
  World Fuel Services Corp
1,631          54,996
  World Wrestling Entertainment
1,137          16,691
  Worldspace Inc*
651           9,446
  WPT Enterprises Inc*
320           1,900
  Yankee Candle Co Inc
2,732          69,939
  Zale Corp*
3,039          76,431
  Zumiez Inc*
170           7,347

--------------

13,493,438

--------------
CONSUMER STAPLES - 1.70%
  Alliance One International Inc
5,209          20,315
  American Italian Pasta Co
1,028           6,990
  Arden Group Inc
73           6,642
  Boston Beer Inc*
541          13,525
  Casey's General Stores Inc
3,019          74,871
  Chiquita Brands Intl Inc
2,510          50,225
  Coca-Cola Bottling Co
257          11,051
  Diamond Foods Inc
328           6,485
  Farmer Bros Co
371           7,175
  Flowers Foods Inc
3,016          83,121
  Great Atlantic & Pacific Tea*
973  $       30,922
  Green Mountain Coffee Roaster*
250          10,150
  Hain Celestial Group Inc*
1,758          37,199
  Hansen Natural Corp*
848          66,831
  Ingles Markets Inc
623           9,750
  J & J Snack Foods Corp
346          20,556
  Sanfilippo (John B) & Son Inc*
439           5,676
  Lance Inc
1,796          33,459
  Longs Drug Stores Corp
1,850          67,322
  M & F Worldwide Corp*
601           9,808
  Maui Land & Pineapple Co Inc*
188           6,379
  Nash Finch Co
712          18,142
  National Beverage Corp*
416           4,064
  Natures Sunshine Prods Inc
621          11,228
  NBTY Inc*
3,348          54,405
  Pathmark Stores Inc*
3,015          30,120
  Peet's Coffee & Tea Inc*
753          22,854
  Performance Food Group Co*
2,260          64,116
  Premium Standard Farms Inc
537           8,034
  Provide Commerce Inc*
448          14,833
  Ralcorp Holdings Inc*
1,785          71,239
  Reddy Ice Holdings Inc
558          12,170
  Ruddick Corp.
2,057          43,773
  Sanderson Farms Inc
998          30,469
  Schweitzer-Mauduit International Inc
844          20,914
  Seaboard Corp
18          27,198
  Sensient Technologies
2,842          50,872
  Smart & Final Inc*
742           9,557
  Spartan Stores Inc*
1,253          13,056
  Star Scientific Inc*
2,183           5,130
  Tiens Biotech Group Inc*
230             833
  Tootsie Roll
1,503          43,482
  Universal Corp
1,541          66,818
  Vector Group Ltd
1,849          33,596
  Weis Markets Inc
796          34,260
  Wild Oats Markets Inc*
1,719          20,766

--------------

1,290,381

--------------
ENERGY - 5.32%
  Alon Usa Energy Inc*
579          11,377
  Alpha Natural Resources Inc*
1,775          34,098
  Atlas America Inc*
665          40,046
  ATP Oil & Gas Corp*
1,010          37,380
  Atwood Oceanics Inc*
737          57,508
  Berry Petroleum Co
955          54,626
  Bill Barrett Corp*
730          28,185
  Bois D'Arc Energy Inc*
750          11,895
  Brigham Exploration Co*
1,632          19,356
  Bronco Drilling Co Inc*
384           8,836
  Cabot Oil & Gas Corp
2,942         132,684
  Cal Dive International Inc*
4,658         167,176
  Callon Petroleum Co*
819          14,455
  Carbo Ceramics Inc
1,084          61,268
  Carrizo Oil & Gas Inc*
1,201          29,677
  Cheniere Energy Inc*
2,880         107,194
  Cimarex Energy Co*
4,892         210,405
  Clayton Williams Energy Inc*
311          12,981

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
ENERGY - 5.32% (CONTINUED)
  Comstock Resources Inc*
2,448  $       74,688
  Crosstex Energy Inc
344          21,693
  Delta Petroleum Corp*
2,118          46,109
  Dril-Quip Inc*
390          18,408
  Edge Petroleum Corp*
956          23,814
  Encore Acquisition Co*
2,966          95,031
  Endeavor International Corp*
3,396          11,207
  Energy Partners Ltd*
2,010          43,798
  Evergreen Solar Inc*
2,376          25,304
  Foundation Coal Holdings Inc
1,429          54,302
  Frontier Oil Corp
3,295         123,660
  Fuelcell Energy Inc*
2,902          24,580
  FX Energy Inc*
2,086          16,645
  Gasco Energy Inc*
3,879          25,330
  Giant Industries Inc*
868          45,101
  Global Industries Ltd*
4,990          56,637
  Global Power Equipment Group*
2,165           9,785
  Goodrich Petroleum Corp*
570          14,336
  Grey Wolf Inc*
11,497          88,872
  Gulf Island Fabrication Inc
518          12,593
  Harvest Natural Resources Inc*
2,267          20,131
  Hercules Offshore Inc*
530          15,057
  Holly Corp
1,222          71,938
  Hornbeck Offshore Services Inc*
1,121          36,657
  Houston Exploration Co*
1,724          91,027
  Hydril Co*
1,052          65,855
  Input/Output Inc*
4,197          29,505
  James River Coal Co*
730          27,886
  KCS Energy Inc*
2,999          72,636
  KFX Inc*
3,537          60,518
  Lufkin Industries Inc
786          39,198
  Markwest Hydrocarbon Inc
310           6,823
  Mcmoran Exploration Co*
1,151          22,755
  Meridian Resource Corp*
5,185          21,777
  Newpark Resources Inc*
5,065          38,646
  Oceaneering Intl Inc*
1,563          77,806
  Oil States Inernational Inc*
2,448          77,553
  Ormat Technologies Inc
400          10,456
  Pacific Ethanol Inc*
170           1,839
  Parallel Petroleum Corp*
2,048          34,836
  Parker Drilling Co*
5,765          62,435
  Penn Virginia Corp
1,032          59,237
  Petrohawk Energy Corp*
3,201          42,317
  Petroleum Development Corp*
918          30,606
  Petroquest Energy Inc*
2,447          20,261
  Pioneer Drilling Company*
1,100          19,723
  Plug Power Inc*
3,038          15,585
  Remington Oil & Gas Corp*
1,405          51,283
  Resource America Inc
886          15,106
  RPC Inc
1,327          34,953
  Seacor Holdings Inc*
998          67,964
  St Mary Land & Exploration Co
3,443         126,737
  Stone Energy Corp*
1,439          65,518
  Superior Energy Svcs Inc*
4,677          98,451
  Superior Well Services Inc*
356           8,459
  Swift Energy Co*
1,704          76,799
  Syntroleum Corp*
2,357          21,284
  Tetra Technologies Inc*
2,042  $       62,322
  Todco*
2,850         108,471
  Toreador Resources Corp*
926          19,511
  Transmontaigne Inc*
2,547          16,810
  Tri-Valley Corp*
1,361          10,589
  Union Drilling Inc*
484           7,033
  Universal Compression Holdings*
988          40,627
  Veritas Dgc Inc*
2,038          72,329
  W&T Offshore Inc
700          20,580
  Warren Resources Inc*
1,298          20,534
  W-H Energy Services Inc*
1,682          55,641
  Whiting Petroleum Corp*
2,166          86,640

--------------

4,031,744

--------------
FINANCIAL - 21.94%
  First Source Corp
655          16,473
  21St Century Insurance Group
1,942          31,422
  Aames Investment Corp
2,487          16,066
  Acadia Realty Trust
1,670          33,484
  Accredited Home Lenders*
974          48,291
  Ace Cash Express Inc*
631          14,733
  Advance America Cash Advance Centers
4,106          50,913
  Advanta Corp
1,056          34,257
  Advent Software, Inc.*
1,298          37,525
  Affirmative Insurance Holdings
540           7,879
  Affordable Residential
1,559          14,857
  Agree Realty Corp
430          12,427
  Alabama National Bancorp
754          48,829
  Alexanders Inc*
110          27,005
  Alexandria Real Estate Equities
1,353         108,917
  Alfa Corp
1,961          31,572
  Amcore Financial Inc
1,180          35,884
  American Campus Communities
1,001          24,825
  American Equity Investment Life
1,979          25,826
  American Home Mortgage Investment Corp
2,618          85,268
  American Physicans Capital Inc*
414          18,957
  Americanwest Bancorp*
573          13,540
  Ameris Bancorp
662          13,134
  Ames National Corp
480          12,341
  AMLI Residential Properties Trust
1,543          58,711
  Anchor Bancorp Wisconsin Inc
1,371          41,596
  Anthracite Capital Inc
3,209          33,791
  Anworth Mortgage Asset Corp
2,854          20,834
  Apollo Investment Corp
3,751          67,255
  Arbor Realty Trust Inc
716          18,559
  Archipelago Holdings LLC*
1,797          89,437
  Ares Capital Corp
2,281          36,656
  Argonaut Group Inc*
1,813          59,412
  Arrow Financial Corp
578          15,115
  Ashford Hospitality Trust
2,191          22,984
  Asset Acceptance Capital Corp*
500          11,230
  Asta Funding Inc
575          15,721
  Baldwin & Lyons Inc
418          10,157
  Banc Corp*
855           9,756
  BancFirst Corp
217          17,143
  Bancorpsouth Inc
4,707         103,883
  BancTrust Financial Group Inc
516          10,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
FINANCIAL - 21.94% (CONTINUED)
  Bank Mutual Corp
3,448  $       36,549
  Bank Granite Corp
737          13,657
  Bank Of The Ozarks Inc
626          23,099
  BankAtlantic Bancorp Inc
2,634          36,876
  BankFinancial Corp*
1,471          21,594
  Bankrate Inc*
530          15,646
  Bankunited Financial Corp
1,557          41,369
  Banner Corp
578          18,034
  Bedford Property Investors Inc
816          17,903
  Berkshire Hills Bancorp Inc
467          15,645
  Beverly Hills Bancorp Inc
770           7,985
  BFC Financial Corp*
1,462           8,070
  Bimini Mortgage Mgmt Inc
1,170          10,588
  Biomed Realty Trust Inc
2,684          65,490
  BKF Capital Group Inc
380           7,201
  Boston Private Financiall Holdings Inc
2,064          62,786
  Boykin Lodging Co*
970          11,853
  Brandywine Realty Trust
3,371          94,085
  Bristol West Holdings Inc
960          18,269
  Brookline Bancorp Inc
3,712          52,599
  Calamos Asset Management Inc
1,389          43,684
  Camden Natl Corp
424          13,941
  Capital City Bank Group Inc
641          21,980
  Capital Corp Of The West
513          16,647
  Capital Crossing Bank*
330          11,022
  Capital Lease Funding Inc
1,452          15,290
  Capital Southwest Corp
153          13,847
  Capital Trust
661          19,354
  Capital Bancorp Ltd
691          25,871
  Cardinal Financial Corp
1,472          16,192
  Cascade Bancorp
939          21,606
  Cash America International Inc
1,763          40,884
  Cathay General Bancorp
2,739          98,440
  CCC Information Services Group*
462          12,114
  Cedar Shopping Centers Inc
1,547          21,766
  Centennial Bank Holdings Inc*
3,697          45,732
  Center Financial Corp
623          15,675
  Centracore Properties Trust
613          16,471
  Central Coast Bancorp*
645          15,957
  Central Pacific Financial Co
1,826          65,590
  Ceres Group Inc*
2,079          10,748
  Charter Financial Corp
217           7,749
  Chartermac
2,429          51,446
  Chemical Financial Corp
1,518          48,212
  Chittenden Corp
2,791          77,618
  Citizens & Northern Corp
465          11,908
  Citizens Banking Corp of Michigan
2,601          72,178
  Citizens Inc*
2,029          11,058
  City Bank Lynnwood Wa
433          15,402
  City Holding Co
1,086          39,042
  Clifton Savings Bancorp Inc
758           7,625
  CNA Surety Corp*
873          12,720
  Coastal Financial Corp
885          11,381
  Cobiz Inc
813          14,821
  Cohen & Steers Inc
460           8,570
  Collegiate Funding Services*
820          16,195
  Colonial Properties Trust
2,694         113,094
  Colony Bankcorp Inc
300  $        7,494
  Columbia Bancorp
303          12,499
  Columbia Banking Systems Inc
873          24,924
  Columbia Equity Trust Inc
758          12,242
  Commercial Bankshares Inc
260           9,196
  Commercial Capital Bancorp Inc
2,662          45,572
  Commercial Net Lease Realty
3,141          63,982
  Community Bancorp*
270           8,535
  Community Bank System Inc
1,826          41,176
  Community Banks Inc
1,304          36,512
  Community Trust Bancorp Inc
821          25,246
  Compucredit Corp*
1,346          51,794
  Corporate Office Properties Trust
1,863          66,211
  Corus Bankshares Inc
1,043          58,690
  Cousins Properties Inc
2,365          66,930
  Covanta Holding Corp*
6,475          97,514
  Crawford & Co
1,424           8,202
  Criimi Mae Inc*
870          17,226
  CVB Financial Corp
2,831          57,498
  Cybersource Corp*
1,609          10,619
  Deerfield Triarc Capital Corp
1,506          20,632
  Delphi Finl Group Inc
1,677          77,159
  Delta Financial Corp
600           5,028
  Diamondrock Hospitality Co
1,567          18,741
  Digital Insight Corp*
2,098          67,178
  Digital Realty Trust Inc
681          15,411
  Dime Community Bancshares
1,608          23,493
  Direct General Corp
887          14,990
  Donegal Group Inc
523          12,155
  Doral Financial Corp
5,186          54,972
  Eastgroup Propties Inc
1,224          55,276
  ECC Capital Corp
3,443           7,781
  Education Realty Trust Inc
1,576          20,315
  Efunds Corp*
2,726          63,897
  Electro Rent Corp*
1,001          14,925
  EMC Insurance Group Inc
346           6,899
  Encore Capital Group Inc*
813          14,106
  Enstar Group Inc*
176          11,660
  Enterprise Financial Service*
430           9,752
  Entertainment Properties Trust
1,540          62,755
  Equity Inns Inc
3,247          43,997
  Equity Lifestyle Properties
1,053          46,859
  Equity One Inc
2,224          51,419
  Espeed Inc*
1,259           9,707
  Eurobancshares Inc*
510           7,227
  Euronet Worldwide Inc*
1,870          51,986
  Extra Space Storage Inc
2,254          34,712
  Factset Research Systems Inc
2,065          84,995
  Farmers Capital Bank Corp
336          10,329
  FBL Financial Group Inc
720          23,623
  Farmer Mac
610          18,257
  Felcor Lodging Trust Inc
3,010          51,802
  Fidelity Bankshares Inc
1,349          44,111
  Fieldstone Investment Corp
2,942          34,892
  Financial Federal Corp
971          43,161
  Financial Institutions Inc
500           9,810
  First Acceptance Corporation*
948           9,755

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
FINANCIAL - 21.94% (CONTINUED)
  First Bancorp (North Carolina)
632  $       12,741
  First Bancorp (Puerto Rico)
4,128          51,228
  First Busey Corp
781          16,315
  First Cash Inc*
713          20,790
  First Charter Corp
1,830          43,298
  First Citizens Bancshares Inc
337          58,780
  First Commonwealth Financial Corp
4,206          54,383
  First Community Bancorp
885          48,117
  First Community Bancshares Inc
564          17,574
  First Defiance Financial Corp
390          10,565
  FirstFed Financial Corp*
916          49,940
  First Financial Bancorp
2,123          37,195
  First Financial Bankshares Inc.
1,022          35,831
  First Financial Corp Indiana
746          20,142
  First Financial Holdings Inc
687          21,105
  First Indiana Corp
597          20,525
  First Industrial Realty Trust Inc
2,587          99,600
  First Merchants Corp
1,028          26,728
  First Midwest Bancorp Inc
2,749          96,380
  First Niagara Financial Group
6,956         100,653
  First Oak Brook Bancshares Inc
370          10,342
  First Place Financial Corp
839          20,178
  First Potomac Realty Trust
1,179          31,361
  First Regional Bancorp*
130           8,782
  First Republic Bank
1,301          48,150
  First South Bancorp Inc
270           9,536
  First State Bancorp
858          20,583
  Flagstar Bancorp Inc
2,085          30,024
  Flushing Financial Corp
1,073          16,707
  FNB Corp (Pennsylvania)
3,386          58,781
  FNB Corp (Virginia)
409          12,544
  FPIC Insurance Group Inc*
569          19,744
  Franklin Bank Corp*
1,125          20,239
  Fremont General Corp
3,908          90,783
  Frontier Financial Corp
1,482          47,424
  Gamco Investors Inc
394          17,151
  GATX Corp.
2,648          95,540
  GB&T Bancshares Inc
705          15,094
  Getty Rlty Corp New
975          25,633
  GFI Group Inc*
330          15,652
  Glacier Bancorp Inc
1,879          56,464
  Gladstone Capital Corp
632          13,512
  Gladstone Investment Corp
911          12,380
  Glenborough Realty Trust Inc
1,937          35,060
  Glimcher Realty Trust
2,154          52,385
  Global Cash Access Inc*
901          13,146
  Gmh Communities Trust
2,392          37,100
  Gold Banc Corp Inc
2,357          42,945
  Government Properties Trust Inc
1,148          10,711
  Gramercy Capital Corp
996          22,689
  Great American Financial
469           9,305
  Great Southern Bancorp Inc
582          16,069
  Greater Bay Bancorp
3,081          78,935
  Greene County Bancshares Inc
489          13,379
  Greenhill & Co
662          37,178
  Hancock Holding Co
1,617          61,139
  Hanmi Financial Corp
2,403          42,918
  Harbor Florida Bancshares Inc
1,156  $       42,830
  Harland (John H) Co
1,655          62,228
  Harleysville Group
735          19,478
  Harleysville National Corp
1,665          31,802
  Harris & Harris Group Inc*
1,249          17,361
  Healthextras Inc*
1,284          32,228
  Heartland Financial USA Inc
590          12,803
  Heartland Payment Systems Inc*
493          10,678
  Henry (Jack) & Assoc.
4,365          83,284
  Heritage Commerce Corp*
660          14,190
  Heritage Property Investment
1,657          55,344
  Hersha Hospitality Trust
1,231          11,091
  Highland Hospitality Corp
3,018          33,349
  Highwoods Properties
3,238          92,121
  Hilb Rogal & Hobbs Co
1,929          74,286
  Home Properties Inc
1,895          77,316
  Homebanc Corp
3,399          25,425
  Homestore Inc*
8,895          45,365
  Horace Mann Educators
2,581          48,936
  Horizon Financial Corp
564          12,318
  Hudson United Bancorp
2,692         112,203
  Huron Consulting Group Inc*
370           8,876
  Hypercom Corp*
3,173          20,275
  Iberiabank Corp
533          27,188
  Impac Mortgage Holdings Inc
4,527          42,599
  Independence Holding Co
259           5,063
  Independent Bank Corp (Massachusetts)
857          24,450
  Independent Bank Corp (Michigan)
1,334          36,325
  Infinity Property & Casuality
1,149          42,754
  Inland Real Estate Corporation
4,044          59,811
  Innkeepers USA Trust
2,576          41,216
  Interchange Financial Services Corp
954          16,457
  Intercontinentalexchange Inc*
1,046          38,022
  Integra Bank Corp
849          18,118
  Interpool Inc
450           8,496
  International Securities Exchange*
630          17,338
  Investment Technology Group*
2,385          84,524
  Investors Bancorp Inc*
3,199          35,285
  Investors Real Estate Trust
2,681          24,746
  Ipayment Inc*
678          28,151
  Irwin Financial Corp
1,014          21,720
  ITLA Capital Corp*
319          15,583
  James River Group Inc*
245           4,863
  Jer Investors Trust Inc
793          13,441
  Jones Lang Lasalle Inc
2,049         103,167
  Kansas City Life Insurance Co
202          10,116
  Kearr Financial Corp
1,317          16,067
  Kilroy Realty Corp
1,738         107,582
  Kite Realty Group Trust
1,662          25,711
  KMG America Corp*
1,272          11,677
  KNBT Bancorp Inc
1,825          29,729
  Knight Capital Group Inc*
6,461          63,899
  Kronos Inc*
1,930          80,790
  La Quinta Properties Inc*
12,141         135,251
  LaBranche & Co.*
3,249          32,847
  Lakeland Bancorp Inc
1,015          14,921
  Lakeland Financial Corp
324          13,083

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
FINANCIAL - 21.94% (CONTINUED)
  Landamerica Financial Group
1,008  $       62,899
  Lasalle Hotel Properties
1,963          72,081
  Lexington Corp Properties Trust
3,116          66,371
  Longview Fibre
3,074          63,970
  Ltc Properties Inc
1,394          29,316
  Luminent Mortgage Capital Inc
2,439          18,317
  Macatawa Bank Corp
569          20,700
  MAF Bancorp Inc
1,945          80,484
  Maguire Properties Inc
2,083          64,365
  Main Street Banks Inc
869          23,663
  Mainsource Financial Group Inc
717          12,798
  Marketaxess Holdings Inc*
1,462          16,711
  Marlin Business Services Inc*
360           8,600
  MB Financial Inc
1,322          46,799
  Mbt Financial Corp
824          13,349
  Mcg Capital Corp
3,003          43,814
  McGrath Rentcorp
1,146          31,859
  Medical Properties Trust Inc
702           6,866
  Mercantile Bank Corp
425          16,363
  Meristar Hospitality Corp*
5,267          49,510
  Mfa Mortgage Investments Inc
4,956          28,249
  Mid-America Apartment Communities Inc
1,050          50,925
  Midland Co
594          21,408
  Mid-State Bancshares
1,381          36,942
  Midwest Banc Holdings Inc
799          17,778
  Morningstar Inc*
470          16,281
  Mortgageit Holdings Inc
1,512          20,654
  Nbt Bancorp Inc
1,949          42,079
  Nara Bancorp
1,213          21,567
  Nasb Financial Inc
171           6,731
  Nasdaq Stock Market Inc*
2,688          94,564
  National Financial Partners
2,123         111,564
  National Health Realty Inc
400           7,428
  National Interstate Corp*
250           4,768
  Nationwide Health Properties Inc
4,036          86,370
  National Health Investors Inc
1,410          36,604
  National Penn Bancshares Inc
2,607          49,668
  National Western Life Insurance Co*
124          25,657
  NBC Capital Corp
381           9,064
  Nco Group Inc*
1,930          32,656
  Ndchealth Corp*
2,169          41,710
  Net Bank Inc
2,789          20,025
  Newalliance Bancshares Inc
6,872          99,919
  Newcastle Investment Corp
2,633          65,430
  Ngp Capital Resources Co
960          12,605
  Northern Empire Bancshares*
440          10,410
  Northwest Bancorp Inc
1,094          23,258
  Northstar Realty Finance Corp
1,060          10,801
  Novastar Financial Inc
1,668          46,887
  Oceanfirst Financial Corp
498          11,334
  Ocwen Financial Corp*
2,071          18,018
  Odyssey Re Holdings Corp
660          16,553
  Ohio Casualty
3,769         106,738
  Old National Bancorp
4,112          88,984
  Old Second Bancorp Inc
750          22,928
  Omega Financial Corp
699          19,481
  Omega Healthcare Investors Inc
3,353          42,214
  One Liberty Properties Inc
430  $        7,916
  Online Resources Corp*
1,276          14,100
  Optionsxpress Holdings Inc
1,150          28,233
  Oriental Financial Group Inc
1,183          14,622
  Origen Financial Inc
950           6,764
  Pacific Capital Bancorp
2,759          98,165
  Park National Corp
680          69,795
  Parkway Properties Inc
784          31,470
  Partners Trust Financial Group
3,007          36,234
  Peapack Gladstone Financial Corp
461          12,862
  Pennsylvania Real Estate Invt
2,195          82,005
  Pennfed Financial Services Inc
504           9,284
  Pennsylvania Commerce Bancorp*
240           7,644
  Peoples Bancorp Inc
525          14,978
  PFF Bancorp Inc
1,080          32,962
  Phoenix Companies Inc
5,720          78,021
  Pico Holdings Inc*
447          14,420
  Pinnacle Financial Partners*
400           9,992
  Piper Jaffray Companies Inc*
1,236          49,934
  Placer Sierra Bancshares
370          10,253
  PMA Capital Corp*
1,915          17,483
  Portfolio Recovery Associates*
863          40,078
  Post Properties Inc
2,399          95,840
  Potlatch Corp.
1,743          88,858
  Preferred Bank Los Angeles
230          10,235
  Premierwest Bancorp
837          11,718
  Prentiss Properties Trust
2,720         110,650
  Presidential Life Corp
1,142          21,744
  PRG-Schultz International Inc*
2,521           1,538
  Privatebancorp Inc
917          32,618
  Proassurance Corp*
1,684          81,910
  Prosperity Bancshares Inc
1,286          36,960
  Provident Financial Holdings
272           7,154
  Provident Bankshares Corp
1,985          67,033
  Provident Financial Services
4,369          80,870
  Provident New York Bancorp Inc
2,450          26,975
  PS Business Parks Inc
912          44,870
  QC Holdings Inc*
410           4,727
  R&G Financial Corp
1,676          22,123
  Rait Investment Trust
1,660          43,027
  Ramco-Gershenson Properties Trust
805          21,453
  Redwood Trust Inc
1,095          45,180
  Renasant Corp
578          18,282
  Republic Bancorp Inc
4,640          55,216
  Republic Bancorp Inc (Kentucky)
396           8,494
  Republic Companies Group Inc
330           5,108
  RLI Corp
1,357          67,674
  Rockville Financial Inc*
490           6,395
  Royal Bancshares PA Inc
253           5,859
  S & T Bancorp Inc
1,603          59,022
  S Y Bancorp Inc
667          16,688
  S1 Corp*
4,221          18,361
  Safety Insurance Group Inc
644          25,998
  Sanders Morris Harris Grp Inc
713          11,686
  Sandy Spring Bancorp Inc
818          28,532
  Santander Bancorp
295           7,410
  Saul Centers Inc
613          22,129

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
FINANCIAL - 21.94% (CONTINUED)
  Saxon Capital Inc
3,003  $       34,024
  Scbt Financial Corp
443          14,805
  Seabright Insurance Holdings*
450           7,484
  Seacoast Banking Corp of Florida
763          17,511
  Security Bank Corp
538          12,530
  Selective Insurance Group Inc
1,707          90,642
  Senior Housing Properties Trust
3,595          60,791
  Sierra Bancorp
300           6,837
  Signature Bank*
652          18,302
  Simmons First National Corp
796          22,049
  Sizeler Property Investors Inc
1,030          13,235
  Sotheby's Holdings*
2,265          41,585
  Sound Federal Bancorp Inc
620          11,842
  Southside Bancshares Inc
540          10,908
  Southwest Bancorp Inc Okla
759          15,180
  Sovran Self Storage Inc
1,029          48,332
  Spirit Finance Corp
4,072          46,217
  State Auto Financial Corp
783          28,548
  State Bancorp Inc
542           9,073
  State National Bancshares Inc*
268           7,156
  Sterling Bancorp
1,063          20,973
  Sterling Bancshares Inc
2,728          42,120
  Sterling Financial Corp (Pennsylvania)
1,544          30,571
  Sterling Financial Corp (Washington)
2,084          52,058
  Stewart Information Services Corp
949          46,188
  Stifel Financial Corp*
467          17,555
  Strategic Hotel Capital Inc
2,645          54,434
  Suffolk Bancorp
589          19,891
  Summit Banshares Inc
570          10,249
  Summit Financial Group Inc
290           6,664
  Sun Bancorp Inc*
626          12,364
  Sun Communities Inc
902          28,323
  Sunstone Hotel Investors Inc
1,826          48,517
  Susquehanna Bancshares Inc
2,807          66,470
  SVB Financial Group*
2,135         100,003
  SWS Group Inc
858          17,967
  Tanger Factory Outlet Ctrs Inc
1,849          53,140
  Tarragon Corp*
753          15,527
  Taubman Centers Inc
3,049         105,953
  Taylor Capital Group Inc
223           9,009
  Technology Inv Capital Corp
740          11,174
  Texas Capital Bancshares Inc*
1,349          30,231
  Texas Regional Bancshares
2,480          70,184
  Bancorp Inc*
622          10,574
  Navigators Group Inc*
676          29,480
  Tierone Corp
1,005          29,557
  TNS Inc*
722          13,848
  Tompkins Trustco Inc
355          15,904
  Tower Group Inc
930          20,441
  Town & Country Trust
980          33,134
  Tradestation Group Inc*
1,202          14,881
  Triad Guaranty Inc*
497          21,863
  Trico Bancshares
675          15,788
  Trustco Bank Corp NY
4,537          56,350
  Trustmark Corp
2,844          78,125
  Trustreet Properties Inc
3,485          50,951
  UCBH Holdings Inc
5,507          98,465
  UICI
2,120  $       75,281
  UMB Financial Corp
868          55,474
  Umpqua Holdings Corp
2,674          76,289
  Union Bankshares Corp
489          21,075
  United Bankshares Inc
2,254          79,431
  United Community Banks Inc
1,903          50,734
  United Community Financial Corp
1,629          19,238
  United Financial Bancorp Inc*
438           5,050
  United Fire & Casualty Co
1,025          41,441
  United Panam Financial Corp*
281           7,269
  United Rentals*
4,051          94,753
  United Security Bancshares Inc
320           8,579
  Universal American Financial*
1,582          23,856
  Universal Health Realty Trust
653          20,465
  Univest Corp Of PA
634          15,387
  Unizan Financial Corp
1,331          35,351
  Urstadt Biddle Properties
1,271          20,603
  USB Holding Co Inc
641          13,884
  USI Holdings Corp*
2,729          37,578
  U Store It Trust
2,507          52,772
  Value Line Inc
71           2,480
  Vineyard National Bancorp Co
430          13,261
  Virginia Commerce Bancorp Inc*
510          14,836
  Virginia Financial Group Inc
394          14,196
  W Holding Co Inc
6,580          54,153
  Waddell & Reed Financial Investment
4,582          96,085
  Washington Real Estate Investment Trust
2,528          76,725
  Washington Trust Bancorp Inc
651          17,043
  Wauwatosa Hldgs Inc*
587           6,715
  Wesbanco Inc
1,367          41,570
  West Bancorp
930          17,391
  West Coast Bancorp
825          21,820
  Westamerica Bancorp
1,978         104,972
  Western Alliance Bancorp*
212           6,332
  Western Sierra Bancorp*
364          13,246
  Westfield Financial Inc
245           5,882
  Williams Scotsman Intl Inc*
854          14,783
  Wilshire Bancorp Inc
856          14,715
  Winston Hotels Inc
1,599          15,830
  Wintrust Financial Corp
1,413          77,574
  World Acceptance Corp*
1,051          29,954
  Wright Express Corp*
2,418          53,196
  Wsfs Financial Corp
324          19,845
  Yardville National Bancorp
469          16,251
  Zenith National Insurance Corp
1,567          72,270
  Ziprealty Inc*
390           3,284

--------------

16,631,759

--------------
HEALTH CARE - 11.23%
  Aastrom Biosciences Inc*
6,123          12,920
  Abaxis Inc*
1,102          18,161
  Abegenix Inc*
5,397         116,089
  Abiomed Inc*
1,056           9,757
  Acadia Pharmaceuticals Inc*
910           8,964
  Adams Respiatory Therapeutics*
435          17,687
  Adeza Biomedical Corp*
240           5,052
  Adolor Corp*
2,350          34,310

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
HEALTH CARE - 11.23% (CONTINUED)
  Albany Molecular Research Inc*
1,428  $       17,350
  Alexion Pharmaceuticals Inc*
1,850          37,463
  Align Technology Inc*
3,703          23,958
  Alkermes Inc*
5,428         103,783
  Alliance Imaging Inc*
766           4,558
  Allied Healthcare Intl Inc*
1,831          11,242
  Allion Healthcare Inc*
220           2,563
  Allscripts Healthcare Solution*
2,020          27,068
  Alpharma Inc
2,384          67,968
  Amedisys Inc*
859          36,284
  America Service Group Inc*
605           9,595
  American Dental Partners Inc*
660          11,933
  Amercan Healthcorp Inc*
1,995          90,274
  American Medical Systems*
4,155          74,084
  American Retirement Corp*
1,668          41,917
  Amsurg Corp*
1,774          40,554
  Amylin Pharmaceuticals Inc*
6,604         263,632
  Analogic Corp
758          36,270
  Andrx Group*
4,405          72,550
  Angiodynamics Inc*
130           3,319
  Animas Corp*
682          16,470
  Antigenics Inc*
1,735           8,259
  Applera Corp-Celera Genomics*
4,436          48,619
  Apria Healthcare Group*
2,950          71,125
  Arena Pharmaceuticals Inc*
2,122          30,175
  Ariad Pharmaceuticals Inc*
3,644          21,317
  Arquile Inc*
1,897          11,610
  Array Biopharma Inc*
1,898          13,305
  Arrow International Inc
1,180          34,208
  Arthrocare Corp*
1,459          61,482
  Aspect Medical Systems Inc*
901          30,949
  Atherogenics Inc*
2,264          45,303
  Avanir Pharmaceuticals*
6,905          23,753
  Barrier Therapeutics Inc*
812           6,658
  Bentley Pharmaceuticals Inc*
1,022          16,771
  Beverly Enterprises Inc*
6,592          76,929
  Bio-Reference Labs Inc*
562          10,571
  Bioenvision Inc*
2,439          15,927
  Biomarin Pharmaceutical Inc*
4,406          47,497
  Bio -Rad Laboratries Inc*
978          64,000
  Bioscrip Inc*
2,222          16,754
  Biosite Inc*
936          52,687
  Brookdale Senior Living Inc
612          18,244
  Bruker Biosciences Corp*
2,264          11,003
  Caliper Life Sciences Inc*
1,807          10,625
  Candela Corp*
1,360          19,638
  Cantel Industries Inc*
630          11,302
  Caraco Pharm Labs Inc*
534           4,795
  Cell Genesys Inc*
2,735          16,219
  Cell Therapeutics Inc*
4,322           9,422
  Centene Corp*
2,519          66,225
  Cepheid Inc*
2,554          22,424
  Chattem Inc*
984          35,808
  Coley Pharmaceutical Group*
361           5,473
  Computer Programs & Systems
427          17,691
  Conmed Corp*
1,769          41,855
  Connetics Corp*
2,093          30,244
  Conor Medsystems Inc*
460  $        8,901
  Corvel Corp*
341           6,476
  Cotherix Inc*
884           9,388
  Cubist Pharmaceuticals Inc*
3,204          68,085
  Curagen Corp*
2,837           8,738
  Curtis Inc*
2,889          10,285
  CV Therapeutics Inc*
2,614          64,644
  Cyberonics Inc*
1,281          41,376
  Cypress Bioscience Inc*
1,835          10,606
  Datascope Corp
649          21,449
  Decode Genetics Inc*
3,289          27,167
  Dendreon Corp*
3,570          19,349
  Dexcom Inc*
260           3,879
  Diagnostic Products Corp
1,374          66,708
  Digene Corp*
997          29,082
  Discovery Laboratories Inc*
3,461          23,119
  Diversa Corp*
1,407           6,754
  Dj Orthopedics Inc*
1,305          35,992
  Dov Pharmaceutical Inc*
1,269          18,629
  Durect Corp*
2,538          12,868
  Dusa Pharmaceuticals Inc*
942          10,145
  Eclipsys Corp*
2,304          43,615
  Encore Medical Corp*
2,429          12,024
  Encysive Pharmaceuticals Inc*
3,504          27,647
  Enzo Biochem Inc*
1,655          20,555
  Enzon Pharmaceuticals Inc*
2,642          19,551
  Epix Pharmaceuticals Inc*
1,395           5,636
  Eresearch Technology Inc*
3,039          45,889
  Ev3 Inc*
530           7,812
  Exelixis Inc*
5,010          47,194
  First Horizon Pharmaceutical*
1,662          28,670
  Foxhollow Technologies Inc*
770          22,938
  Genesis Healthcare Corp*
1,096          40,026
  Genitope Corp*
1,434          11,400
  Genomic Health Inc*
279           2,542
  Gentiva Health Services Inc*
1,404          20,695
  Geron Corp*
3,845          33,105
  Greatbatch Technologies Inc*
1,299          33,787
  Gtx Inc*
565           4,271
  Haemonetics Corp*
1,558          76,124
  Healthronics Surgical Serv Inc*
2,033          15,552
  Healthcare Services Group Inc
1,602          33,177
  Hi-Tech Pharmacal Co Inc*
290          12,844
  Hologic Inc*
2,624          99,502
  Hooper Holmes Inc
3,925          10,009
  Horizon Health Corp*
580          13,125
  Human Genome Sciences Inc*
7,858          67,264
  ICOS Corp*
3,842         106,154
  ICU Medical Inc*
771          30,231
  Idenix Pharmaceuticals Inc*
867          14,834
  IDX Systems Corp*
1,503          66,012
  I-Flow Corp*
1,107          16,184
  Illumina Inc*
2,159          30,442
  Immucor Inc*
2,737          63,936
  Immunogen Inc*
2,467          12,656
  Incyte Corp*
5,009          26,748
  Inspire Pharmaceuticals Inc*
2,535          12,878

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
HEALTH CARE - 11.23% (CONTINUED)
  Integra Lifesciences Holdings*
1,139  $       40,389
  Intermune Inc*
1,505          25,284
  Intralase Corp*
720          12,838
  Introgen Therapeutics Inc*
1,194           6,292
  Intuitive Surgical Inc.*
2,090         245,094
  Invacare Corp
1,836          57,816
  Inverness Medical Innovations*
1,213          28,760
  Iris International Inc*
910          19,893
  ISIS Pharmaceuticals Inc*
4,343          22,757
  ISTA Pharmaceuticals Inc*
755           4,802
  Kensey Nash Corp*
517          11,390
  Keryx Biopharmaceuticals Inc*
1,662          24,332
  Kindred Healthcare Inc*
1,713          44,127
  KV Pharmaceutical Co*
2,163          44,558
  Kyphon Inc*
1,749          71,412
  Landauer Inc
495          22,815
  Laserscope*
1,104          24,796
  LCA-Vision Inc
1,135          53,924
  Lexicon Genetics Inc*
3,828          13,972
  LHC Group Inc*
263           4,584
  Lifecell Corp*
1,933          36,862
  Luminex Corp*
1,538          17,872
  Magellan Health Services Inc*
1,621          50,980
  Mannkind Corp*
1,524          17,160
  Marshall Edwards Inc*
415           2,594
  Martek Biosciences*
1,892          46,562
  Matria Healthcare Inc*
1,238          47,985
  Maxygen Inc*
1,537          11,543
  Medarex Inc*
6,663          92,283
  Medcath Corp*
405           7,513
  Medicines Co*
2,972          51,861
  Medicis Pharmaceuticals Corp
3,265         104,643
  Mentor Corp
1,939          89,349
  Meridian Bioscience Inc
1,112          22,396
  Merit Medical Systems Inc*
1,600          19,424
  MGI Pharma Inc*
4,628          79,416
  Micro Therapeutics Inc*
592           4,103
  Molecular Devices Corp*
938          27,136
  Molina Healthcare Inc*
621          16,543
  Momenta Pharmaceuticals Inc*
571          12,585
  Monogram Biosciences Inc*
7,366          13,774
  Myogen Inc*
1,247          37,610
  Myriad Genetics Inc*
2,347          48,818
  Nabi Biopharmaceuticals*
3,550          11,999
  Nanogen Inc*
3,271           8,570
  Nastech Pharmaceutical Co Inc*
1,242          18,282
  National Healthcare Corp
351          13,120
  Nektar Therapeutics*
5,111          84,127
  Neopharm Inc*
959          10,348
  Neurocrine Biosciences Inc*
2,207         138,445
  Neurogen Corp*
1,367           9,009
  Neurometrix Corp*
320           8,730
  New River Pharmaceuticals Inc*
340          17,639
  Nitromed Inc*
990          13,811
  Northfield Laboratories Inc*
1,421          19,041
  Noven Pharmaceuticals Inc*
1,418          21,454
  Nps Pharmaceuticals Inc*
2,765          32,738
  Nuvasive Inc*
849  $       15,367
  Nuvelo Inc*
2,530          20,518
  Nxstage Medical Inc*
323           3,863
  Occulogix Inc*
660           4,752
  Odyssey Healthcare Inc*
2,078          38,734
  Onyx Pharmaceuticals Inc*
2,430          69,887
  Option Care Inc
1,206          16,112
  Orasure Technologies Inc*
2,700          23,814
  Orchid Cellmark Inc*
1,474          11,202
  Owens & Minor Inc
2,388          65,742
  Pain Therapeutics Inc*
1,680          11,357
  Paincare Holdings Inc*
2,791           9,099
  Palomar Medical Technologies*
937          32,832
  Par Pharmaceutical Cos.*
2,059          64,529
  Parexel International Corp*
1,572          31,849
  Pediatrix Medical Group Inc*
1,487         131,704
  Penwest Pharmaceuticals Co*
1,207          23,561
  Perrigo Co.
5,052          75,325
  Per-Se Technologies Inc*
1,355          31,653
  Pharmion Corp*
1,479          26,266
  Phase Forward Inc*
1,333          12,997
  Polymedica Corp
1,542          51,611
  Pozen Inc*
1,436          13,771
  PRA International*
620          17,453
  Progenics Pharmaceuticals Inc*
1,202          30,062
  PSS World Medical Inc*
3,888          57,698
  Psychiatric Solutions Inc*
1,531          89,931
  Quality Systems Inc*
422          32,393
  Radiation Therapy Services Inc*
610          21,539
  Regeneron Pharmaceuticals Inc*
2,091          33,351
  Rehabcare Group Inc*
926          18,705
  Renovis Inc*
1,359          20,793
  Res-Care Inc*
1,220          21,191
  Rigel Pharmaceuticals Inc*
1,418          11,854
  Salix Pharmaceuticals Ltd*
2,717          47,765
  Savient Pharmaceuticals Inc*
3,656          13,673
  Seattle Genetics Inc*
1,597           7,538
  Serologicals Corp*
2,092          41,296
  SFBC International Inc*
1,011          16,186
  Somanetics Corp*
570          18,240
  Sonosite Inc*
869          30,424
  Specialty Laboratories Inc*
427           5,572
  Stemcells Inc*
3,760          12,972
  Stereotaxis Inc*
790           6,802
  STERIS Corp.
4,173         104,408
  Stratagene Corp*
410           4,116
  Sunrise Assisted Living Inc*
1,993          67,184
  Supergen Inc*
3,085          15,579
  Surmodics Inc*
841          31,109
  Sybron Dental Specialties Inc*
2,412          96,022
  Symbion Inc*
962          22,126
  Symmetry Medical Inc*
460           8,919
  Tanox Inc*
1,471          24,080
  Telik Inc*
3,128          53,145
  Tercica Inc*
617           4,424
  Thermogenesis Corp*
2,767          13,365
  Thoratec Corp*
2,903          60,063

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
HEALTH CARE - 11.23% (CONTINUED)
  Threshold Pharmaceuticals Inc*
310  $        4,480
  Trimeris Inc*
985          11,318
  Tripath Imaging Inc*
1,822          11,005
  U.S Physical Therepy Inc*
660          12,190
  United Surgical Partners International*
2,604          83,719
  United Therapeutics Corp*
1,362          94,141
  Ventana Medical Systems Inc*
1,881          79,660
  Vertex Pharmaceuticals*
5,702         157,774
  Viacell Inc*
440           2,473
  Viasys Healthcare Inc*
1,875          48,188
  Vistacare Inc*
610           7,625
  Vital Images Inc*
680          17,782
  Vital Signs Inc
303          12,974
  Vnus Medical Technologies*
290           2,430
  Webmd Health Corp*
404          11,736
  Wellcare Group Inc*
1,030          42,076
  West Pharmaceutical Services Inc
1,870          46,806
  Wright Medical Group Inc*
1,748          35,659
  Xenoport Inc*
279           5,016
  Young Innovations Inc
265           9,031
  Zoll Medical Corp*
530          13,351
  Zymogenetics Inc*
1,837          31,247

--------------

8,516,675

--------------
INDUSTRIAL - 0.54%
  GenCorp Inc*
3,278          58,185
  Kaman Corp
1,333          26,247
  Lancaster Colony
1,556          57,650
  Raven Industries Inc
868          25,042
  Sequa Corp.*
346          23,890
  Trinity Industries
2,473         108,985
  United Capital Corp*
160           3,947
  Walter Industries Inc
2,180         108,390

--------------

412,336

--------------
MATERIALS - 8.89%
  Aaon Inc*
485           8,691
  Acuity Brands Inc
2,655          84,429
  Ak Steel Holding Corp*
6,612          52,565
  Albany International Corp
1,714          61,978
  Aleris Intl Inc*
1,853          59,741
  Alico Inc
207           9,354
  Amcol International Corp
1,205          24,727
  American Vanguard Corp Com
592          13,912
  Ameron International Corp
469          21,377
  Andersons Inc
370          15,940
  Apogee Enterprises Inc
1,681          27,266
  Arch Chemicals Inc
1,423          42,548
  Armor Holdings Inc*
2,078          88,627
  Avatar Holdings Inc*
320          17,574
  Balchem Corp
430          12,818
  Barnes Group Inc
970          32,010
  Beacon Roofing Supply Inc*
920          26,432
  Bluegreen Corp*
1,149          18,154
  Bluelinx Holdings Inc
540           6,075
  Bowater Inc.
3,365         103,373
  Brady Corp
2,479          89,690
  Brookfield Homes Corp
809          40,232
  Brush Engineered Materials*
1,066  $       16,949
  Buckeye Technologies Inc*
1,856          14,941
  Builders Firstsource Inc*
674          14,403
  Building Material Holding Corp
770          52,522
  Cabot Micro-Electronics*
1,486          43,584
  Calgon Carbon Corp
2,036          11,585
  California Coastal Commnunity Inc*
440          17,261
  Cambrex Corp
1,588          29,807
  Caraustar Inds Inc*
1,738          15,103
  Carpenter Technology Corp
1,481         104,366
  Am Castle & Co*
580          12,667
  Century Alumimum Co*
1,366          35,803
  Ceradyne Inc*
1,474          64,561
  CF Industries Holdings Inc
2,481          37,835
  Chaparral Steel Co*
1,365          41,291
  Chesapeake Corp
1,089          18,491
  Circor International Inc
871          22,350
  Clarcor Inc
3,099          92,071
  Clean Harbors Inc*
1,027          29,588
  Cleveland-Cliffs Inc
1,318         116,735
  Coeur D Alene Mines Corp*
14,403          57,612
  Comfort Systems Usa
2,377          21,868
  Commercial Metals Co
3,641         136,683
  Compass Minerals International Inc
1,118          27,436
  Compx International Inc
107           1,714
  Consolidated-Tomoka Land Co
314          22,263
  Corn Products Intl Inc
4,527         108,150
  Delta & Pine Land Co
2,104          48,413
  Deltic Timber Corp
557          28,886
  Dhb Industries Inc*
1,674           7,483
  Dixie Group Inc*
600           8,268
  Drew Industries Inc*
846          23,849
  Dynamic Materialss Corp
300           9,006
  Dycom Industries*
2,937          64,614
  Eagle Materials Inc
1,023         125,174
  Elkcorp
1,119          37,666
  Emcor Group Inc*
850          57,401
  Encore Wire Corp*
888          20,211
  Energy Conversion Devices Inc*
1,282          52,242
  Enersys Inc*
2,771          36,134
  Ennis Business Forms Inc
1,530          27,800
  Ferro Corp.
2,521          47,294
  Fuller (H. B.) Co
1,733          55,577
  Georgia Gulf Corp
2,052          62,422
  Gibraltar Industries Inc
1,458          33,447
  Glatfelter
2,649          37,589
  Gold Kist Holdings Inc*
3,094          46,255
  Graftech International Ltd*
5,871          36,518
  Granite Construction
2,085          74,872
  Graphic Packaging Corp*
3,953           9,013
  Greif Inc
850          56,338
  Griffon Corp*
1,755          41,787
  Hecla Mining Co*
7,123          28,919
  Hercules, Inc.
6,801          76,851
  Hexcel Corp*
3,518          63,500
  Housevalues Inc*
360           4,691
  Hughes Supply Inc
3,997         143,292

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
MATERIALS - 8.89% (CONTINUED)
  Huttig Building Products Inc*
780  $        6,552
  Infrasource Services Inc*
720           9,418
  Innovo Group Inc*
1,528           1,574
  Insituform Technologies Inc*
1,615          31,283
  Interface Inc*
2,750          22,605
  Interline Brands Inc*
690          15,698
  Jacuzzi Brands Inc*
4,625          38,850
  Kaydon Corp
1,695          54,477
  Kronos Worlwide Inc
194           5,628
  Layne Christensen Co*
525          13,351
  Lennox International Inc
3,425          96,585
  Lone Star Technologies Inc*
1,797          92,833
  LSI Industries Inc
1,101          17,242
  Macdermid Inc
1,825          50,918
  Maverick Tube Corp*
2,580         102,839
  Medis Technologies Ltd*
839          12,342
  Mercer Intl Inc*
1,724          13,551
  Mestek Inc*
170           2,227
  Metal Management Inc
1,210          28,145
  Minerals Technologies
1,143          63,882
  Mobile Mini Inc*
820          38,868
  Mueller Industries Inc
2,201          60,351
  Myers Industries Inc
1,585          23,109
  Nl Industries Inc
442           6,228
  Nci Bldg Systems Inc*
1,157          49,149
  Neenah Paper Inc
820          22,960
  Newkirk Realty Trust Inc
817          12,664
  Newmarket Corp*
947          23,164
  NN Inc
943           9,996
  Ns Group Inc*
1,339          55,984
  Nuco2 Inc*
599          16,700
  Octel Corp
690          11,226
  Olin Corp.
4,282          84,270
  Om Group Inc*
1,714          32,155
  Omega Flex Inc*
170           2,956
  Oregon Steel Mills Inc*
2,133          62,753
  Perini Corp*
1,076          25,985
  Pioneer Companies Inc*
630          18,881
  Polyone Corp*
5,525          35,526
  Quanex Corp
1,510          75,455
  Quanta Services*
7,024          92,506
  RBC Bearings Inc*
473           7,686
  Reliance Steel & Aluminum Co
1,727         105,554
  Roanoke Electric Steel Corp
620          14,632
  Rock-Tenn Co
1,779          24,283
  Rockwood Holdings Inc*
1,230          24,268
  Rogers Corp*
905          35,458
  Royal Gold Inc
1,138          39,523
  RTI International Metals Inc*
1,237          46,944
  Ryerson Inc
1,510          36,723
  Schnitzer Stl Inds Inc Cl A
1,316          40,256
  Schulman A Inc
1,845          39,704
  Senomyx Inc*
1,449          17,562
  Shaw Group Inc*
4,667         135,763
  Silgan Holdings Inc
1,244          44,933
  Simpson Manufacturing Inc
2,186          79,461
  Spartech Corp
1,938          42,539
  Standard Register Co
952  $       15,051
  Steel Dynamics
2,430          86,289
  Steel Technologies Inc
624          17,466
  Stepan Co
296           7,959
  Stillwater Mining Co*
2,452          28,370
  Sunterra Corp*
1,079          15,343
  Superior Essex Inc*
950          19,152
  Symyx Technologies Inc*
1,963          53,570
  Tejon Ranch Co*
486          19,401
  Terra Industries Inc*
5,600          31,360
  Texas Industries Inc
1,364          67,983
  Titanium Metals Corp*
620          39,221
  Trammell Crow Co*
2,099          53,839
  Tredegar Industries Inc
1,725          22,235
  Trex Company Inc*
647          18,148
  Tonox Inc*
1,058          13,828
  UAP Holding Corp
2,013          41,105
  Ultralife Batteries Inc*
803           9,636
  Universal Forest Products Inc
883          48,786
  URS Corp*
2,457          92,408
  Usec Inc
5,180          61,901
  Valence Technology Inc*
2,650           4,081
  Valmont Industries Inc
951          31,820
  WD-40 Co
921          24,185
  Grace W R & Co*
4,033          37,910
  Washington Group Intl Inc
1,567          83,004
  Watsco Inc
1,193          71,353
  Wausau Paper Corp
2,560          30,336
  Wellman Inc
1,954          13,248
  Westlake Chemical Corp
750          21,608
  Wheeling-Pittsburgh Corp*
493           4,447
  Worthington Industries Inc
4,170          80,106
  Xerium Technologies Inc
740           6,223
  Zoltek Cos Inc*
600           5,268

--------------

6,743,479

--------------
TECHNOLOGY - 12.98%
  3Com Corp.*
23,146          83,325
  3D Systems Corp*
670          12,060
  Actel Corp*
1,516          19,299
  Adaptec Inc*
6,724          39,133
  Adtran Inc.
3,957         117,681
  Advanded Analogic Tedhnologies*
611           8,462
  Advanced Digital Information*
3,841          37,603
  Aeroflex Inc*
4,497          48,343
  Agile Software Corp*
3,205          19,166
  Agilysys Inc
1,834          33,415
  Airspan Networks Inc*
2,302          13,098
  Altiris Inc*
1,325          22,379
  American Repographics Co*
740          18,803
  American Science And Eng Inc*
450          28,067
  Amicas Inc*
2,896          14,364
  Amis Holdings Inc*
2,644          28,159
  Amkor Technologies Inc*
6,018          33,701
  Anaren Inc*
1,040          16,255
  Anixter Intl Inc
1,918          75,032
  Ansoft Corp*
364          12,394

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
TECHNOLOGY - 12.98% (CONTINUED)
  Ansys Inc*
1,903  $       81,239
  Anteon International Corp.*
1,665          90,493
  Applied Digital Solutions Inc*
4,048          11,618
  Applied Micro Circuits
18,535          47,635
  Arbinet-Thexchange Inc*
370           2,594
  Ariba Inc*
3,982          29,268
  Asiainfo Holdings Inc*
2,223           8,848
  Aspen Technology Inc*
2,583          20,277
  Atheros Communications*
2,064          26,832
  Atmel Corp.*
25,371          78,396
  Audible Inc*
1,450          18,618
  Avocent Corp*
2,987          81,217
  Acxiom Corp.
5,289         121,647
  Bearingpoint Inc*
11,053          86,877
  Bel Fuse Inc
635          20,193
  Bell Microproducts Inc*
1,747          13,365
  Benchmark Electronics Inc*
2,511          84,445
  Black Box Corp
933          44,206
  Blackbaud Inc
528           9,018
  Blackboard Inc*
1,010          29,270
  Blue Coat Systems Inc*
578          26,426
  Borland Software Corp*
4,801          31,351
  Bottomline Technologies Inc*
959          10,568
  Broadwing Corp*
3,920          23,716
  Brocade Communications Systems*
16,194          65,910
  Catapult Communications Corp*
542           8,016
  Cbeyond Communications Inc*
348           3,584
  Checkpoint Systems Inc*
2,279          56,177
  Ciber Inc*
3,214          21,212
  Ciena Corp.
34,443         102,296
  Cirrus Logic Inc*
5,126          34,241
  Click Commerce Inc*
460           9,669
  Cogent Communications Group Inc*
390           2,140
  Coherent Inc*
1,856          55,086
  CommScope, Inc.*
3,280          66,026
  Comsys IT Partners Inc*
700           7,735
  Comtech Telecommunications*
1,303          39,794
  Concur Technologies Inc*
1,742          22,454
  Conexant Systems Inc*
28,472          64,347
  Covansys Corp*
1,857          25,274
  CSG Systems International*
3,031          67,652
  Cubic Corp
866          17,285
  Cyberguard Corp*
1,176          10,384
  Cypress Semiconductor*
7,933         113,045
  Daktronics Inc
832          24,602
  Dendrite International Inc*
2,565          36,962
  Digi International Inc*
1,260          13,217
  Digital River Inc*
2,059          61,235
  Digitas Inc*
5,367          67,195
  Diodes Inc*
1,005          31,205
  Ditech Communications Corp*
1,930          16,115
  Dot Hill Systems Corp*
2,642          18,309
  DRS Technologies Inc
1,645          84,586
  Dsp Group Inc*
1,704          42,702
  Echelon Corp*
1,774          13,890
  Ecollege.Com Inc*
980          17,669
  EDO Corp
878          23,759
  Electronics For Imaging Inc*
3,255  $       86,616
  Emageon Inc*
800          12,720
  Emulex Corp*
5,002          98,990
  Endwave Corp*
380           4,476
  Entrust Inc*
3,750          18,150
  Epicor Software Corp*
3,190          45,075
  Epiq System Inc*
742          13,757
  Equinix Inc*
857          34,931
  Essex Corp*
950          16,198
  Exar Corp*
2,316          28,996
  Excel Technology Inc*
666          15,837
  Extreme Networks Inc*
7,346          34,894
  Fairchild Semiconductor*
7,205         121,837
  Falconstor Software Inc*
1,457          10,767
  Fargo Electronics*
700          13,475
  Filenet Corp*
2,468          63,798
  Finisar Corp*
12,223          25,424
  Formfactor Inc*
2,038          49,788
  Foundry Networks Inc*
7,341         101,379
  Gartner, Inc.*
3,345          43,151
  Gateway Inc.
15,523          38,963
  Genesis Microchip Inc*
2,126          38,459
  Glenayre Technologies Inc*
4,026          13,085
  Harmonic Inc*
4,398          21,330
  Herley Industries Inc*
716          11,821
  Hittite Microwave Corp*
256           5,924
  Hutchinson Technology Inc*
1,521          43,272
  Indentix Incorp*
5,349          26,798
  Igate Corp*
1,178           5,725
  IHS Inc Cl A*
832          17,073
  II-VI Inc*
1,390          24,839
  Ikanos Communications*
340           5,012
  Infocrossing Inc*
1,129           9,721
  Informatica Corp*
5,237          62,844
  Innovative Solutions & Support*
741           9,470
  Inphonic Inc*
994           8,638
  Integral Systems Inc
580          10,939
  Integrated Device Technology*
11,806         155,603
  Integrated Silicon Solution*
2,216          14,271
  Inter-Tel Inc
1,292          25,284
  Intergraph Corp*
1,698          84,577
  Intermagnetics General Corp*
1,699          54,198
  International Displayworks Inc*
1,897          11,268
  Internet Capital Group Inc*
2,313          19,013
  Internet Security Systems Inc*
2,355          49,337
  Intervideo Inc*
567           5,982
  Intervoice Inc*
2,278          18,133
  Interwoven Inc*
2,491          21,099
  Ionatron Inc*
1,452          14,680
  Irobot Corp*
256           8,532
  Ixia*
1,978          29,235
  Ixys Corp*
1,486          17,371
  J2 Global Communications Inc*
1,427          60,990
  Jda Software Group Inc*
1,750          29,768
  Jupitermedia Corp*
1,126          16,642
  Kanbay International Inc*
1,491          23,692
  Keane Inc*
2,657          29,254

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
TECHNOLOGY - 12.98% (CONTINUED)
  KEMET Corp.*
5,211  $       36,842
  Keynote Systems Inc*
993          12,760
  Komag Inc*
1,742          60,378
  Kopin Corp*
4,242          22,695
  Labarge Inc*
560           8,047
  Lattice Semconductor*
6,835          29,527
  Lawson Software Inc*
3,739          27,482
  Leadis Technology Inc*
1,010           5,202
  Lecroy Corp*
687          10,504
  Lexar Media Inc*
4,802          39,424
  Lionbridge Technologies Inc*
3,106          21,804
  Macrovision Corporation*
3,035          50,776
  Magma Design Automation*
2,112          17,762
  Manhattan Associates Inc*
1,626          33,300
  Mantech International Corp*
869          24,210
  Mapinfo Corp*
1,145          14,438
  Matrixone Inc*
3,127          15,604
  Maxtor Corp*
15,234         105,724
  McData Corp.*
9,359          35,564
  Mentor Graphics*
4,705          48,650
  Mercury Computer Systems Inc*
1,168          24,096
  Merge Technologies Inc*
1,237          30,974
  Methode Electronics Inc
2,185          21,784
  Micrel Inc.*
3,738          43,361
  Micros Systems Inc*
2,288         110,556
  Micromuse Inc*
4,855          48,016
  Microsemi Corp*
3,711         102,646
  Microstrategy Inc*
906          74,962
  Microtune Inc*
3,135          13,073
  Mips Technologies Inc*
2,553          14,501
  Mobility Electronics Inc*
1,614          15,591
  Monolithic Power Systems*
950          14,241
  Motive Inc*
1,330           4,110
  MRO Software Inc*
1,111          15,598
  MRV Communications Inc*
6,273          12,860
  Multi-Fineline Electronix Inc*
450          21,677
  Ness Technologies Inc*
1,050          11,309
  Netgear Inc*
1,914          36,845
  Netiq Corp*
3,009          36,981
  Netlogic Microsystems Inc*
580          15,799
  Netscout Systems Inc*
1,428           7,783
  Newport Corporation*
2,215          29,991
  Novatel Wireless Inc*
1,747          21,156
  Nuance Communications Inc*
6,885          52,533
  Omnivision Technologies Inc*
3,420          68,263
  On Semiconductor Corp*
8,613          47,630
  Open Solutions Inc*
1,081          24,777
  Openwave Systems Inc*
4,391          76,711
  Oplink Communications Inc*
820          11,890
  Opsware Inc*
4,490          30,487
  Optical Communication Products*
859           1,984
  Osi Systems Inc*
837          15,392
  Packeteer Inc*
2,038          15,835
  Palm Inc*
2,515          79,977
  Par Technology Corp*
220           6,107
  Parametric Technology
16,370          99,857
  Park Electrochemical Corp
1,113          28,916
  Pdf Solutions Inc*
1,022  $       16,608
  Pegasystem Inc*
730           5,336
  Pericom Semiconductor Corp*
1,591          12,680
  Perot Systems Corp*
4,933          69,753
  Phoenix Technologies Ltd*
1,497           9,371
  Pixelworks Inc*
2,797          14,209
  Plexus Corp*
2,609          59,329
  PLX Technology Inc*
1,403          12,066
  PMC-Sierra Inc.
10,852          83,669
  Portalplayer Inc*
850          24,072
  Power Integrations Inc*
1,770          42,144
  Progress Software Corp*
2,391          67,857
  QAD Inc
679           5,188
  Quantum Corporation*
11,104          33,867
  Quest Software Inc*
3,856          56,259
  Rackable Systems Inc*
346           9,854
  Radiant Systems Inc*
1,379          16,769
  Radisys Corp*
1,109          19,230
  Rambus Inc*
5,986          96,912
  Realnetworks Inc*
6,929          53,769
  Redback Networks Inc*
2,520          35,431
  RF Micro Devices, Inc.*
11,282          61,036
  Rightnow Technologies Inc*
600          11,076
  Rimage Corp*
530          15,359
  RSA Security Inc.*
4,288          48,154
  Safenet Inc*
1,479          47,653
  Sapient Corp*
4,850          27,597
  Scansource Inc*
705          38,549
  Seachange Intl Inc*
1,527          12,063
  Secure Computing Corp*
2,163          26,518
  Semtech Corp*
4,437          81,020
  Serena Software Inc*
1,681          39,403
  SI International Inc*
542          16,569
  Sigmatel Inc*
2,150          28,165
  Silicon Image Inc*
4,761          43,087
  Silicon Laboratories Inc.*
2,571          94,253
  Silicon Storage Technology Inc*
5,294          26,735
  Sirf Technology Holdings Inc*
2,113          62,967
  Skyworks Solutions Inc*
9,478          48,243
  Sonicwall Inc*
3,216          25,471
  Sonus Networks Inc*
14,931          55,543
  SPSS Inc*
989          30,590
  SSA Global Technologies Inc*
510           9,277
  Standard Microsystems Corp*
1,161          33,309
  Stellent Inc*
1,444          14,339
  Stratasys Inc*
579          14,481
  Sunpower Corp*
401          13,630
  Supertex Inc*
556          24,603
  Supportsoft Inc*
2,592          10,938
  Sycamore Networks Inc*
10,617          45,865
  Sykes Enterprises Inc*
1,549          20,710
  Synaptics Inc*
1,299          32,111
  Syniverse Holdings Inc*
970          20,273
  Synnex Corp*
482           7,283
  Syntel Inc
433           9,019
  Sypris Solutions Inc
493           4,920
  Taleo Corporation*
402           5,339

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


SHARES           VALUE
                                                                                --
----------------------------
TECHNOLOGY - 12.98% (CONTINUED)
  Talx Corp
1,058  $       48,361
  Tekelec*
3,404          47,316
  Telkonet Inc*
2,151           8,927
  Terremark Worldwide Inc*
1,810           8,417
  Tessera Technologies Inc*
2,646          68,399
  Tibco Software Inc*
12,982          96,976
  Transaction Systems*
2,268          65,296
  Transwitch Corp*
6,270          11,474
  Trident Microsystems Inc*
3,053          54,954
  TriQuint Semiconductor*
8,387          37,322
  Trizetto Group Inc*
2,550          43,325
  TTM Technologies Inc*
2,484          23,350
  Tyler Technologies Inc*
2,124          18,648
  Ulticom Inc*
720           7,063
  Ultimate Software Group Inc*
1,369          26,107
  Unica Corporation*
262           3,156
  Universal Display Corp*
1,418          14,903
  Unova Inc*
2,951          99,744
  Varian Inc.*
1,901          75,641
  Vasco Data Security International*
1,442          14,218
  Verifone Holdings Inc*
1,496          37,849
  Verint Systems Inc*
730          25,163
  Viasat Inc*
1,300          34,749
  Vignette Corp*
1,750          28,543
  Virage Logic Corp*
760           7,509
  Vitesse Semiconductor Corp*
13,129          25,208
  Volterra Semiconductor Corp*
850          12,750
  Webex Communications Inc*
1,991          43,065
  Webmethods Inc*
3,212          24,765
  Websense Inc*
1,438          94,390
  Westell Technoligies Inc*
3,255          14,647
  Wind River Systems*
4,266          63,009
  Witness Systems Inc*
1,625          31,964
  Zhone Technologies Inc*
6,610          14,013
  Zoran Corp*
2,617          42,422

--------------

9,838,856

--------------
UTILITIES - 3.50%
  Alaska Comm Systems Holdings Inc
723           7,346
  Allete Inc
1,525          67,100
  American States Water Co
936          28,829
  Aquila, Inc.*
22,517          81,061
  Avitsa Corp
2,919          51,695
  Black Hills Corp
1,958          67,766
  California Water Service Group
959          36,663
  Cascade Natural Gas Corp
636          12,408
  Centennial Communications Corp*
1,325          20,564
  Central Vermont Public Services Corp
682          12,283
  Ch Energy Group Inc
873          40,071
  Cincinnati Bell Inc.*
14,826          52,039
  Cleco Corp
3,001          62,571
  Commonwealth Telephone Enterprises
1,176          39,714
  Connecticut Water Service Inc
447          10,956
  Consolidated Communications
862          11,197
  CT Communications Inc
1,056          12,820
  Dobson Communications Corp*
8,536  $       64,020
  Duquesne Light Holdings, Inc.
4,668          76,182
  El Paso Electric Co*
2,874          60,469
  Empire District Electric Cos
1,553          31,572
  Energysouth Inc
374          10,016
  Fairpoint Communications Inc
1,637          16,959
  General Communication Inc Cl A*
3,341          34,513
  Globetel Communications Corp*
4,128          15,232
  Golden Telecom Inc
1,300          33,748
  Hungarian Telephone & Cable Corp*
210           3,266
  IDACORP Inc. Holding Co.
2,539          74,393
  IDT Corp*
3,504          40,997
  Intrado Inc*
982          22,606
  Iowa Telecommunications
1,354          20,973
  ITC Holdings Corp
702          19,719
  Laclede Group Inc
1,272          37,155
  Level 3 Communications Inc*
41,795         119,952
  Mediacom Communications Corp*
3,711          20,373
  Mge Energy Inc
1,232          41,777
  Middlesex Water Co
633          10,976
  Neustar Inc*
1,454          44,332
  New Jersey Resources Corp
1,650          69,119
  NICOR Inc.*
2,655         104,368
  North Pittsburgh Systems Inc
834          15,738
  Northwest Natural Gas Co
1,658          56,670
  Northwestern Corp
2,145          66,645
  Otter Tail Corp
1,755          50,860
  Peoples Energy*
2,287          80,205
  Pike Electric Corp*
737          11,954
  Premiere Global Services Inc*
4,341          35,292
  Price Communications Corp*
2,758          41,011
  RCN Corp*
1,375          32,244
  Shenandoah Telecom Co
383          15,259
  Sierra Pacific Resources*
11,043         144,002
  SJW Corp
427          19,429
  South Jersey Industries Inc
1,682          49,013
  Southwest Gas Corp
2,263          59,743
  Southwest Water Co
1,296          18,541
  Surewest Communications
811          21,386
  Talk America Holdings Inc*
1,801          15,543
  Time Warner Telecom Inc*
3,023          29,777
  Ubiquitel Inc*
4,571          45,207
  UIL Holdings Corp
811          37,298
  Unisource Energy Corp
2,079          64,865
  USA Mobility Inc*
1,617          44,823
  Valor Communications Group Inc
1,767          20,144
  WGL Holdings, Inc.
2,930          88,076

--------------

2,651,525

--------------
    Total Common Stocks
      (cost $61,445,707)
71,408,098

--------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


PRINCIPAL           VALUE
                                                                                --
----------------------------
CORPORATE BONDS - 0.02%
MATERIALS - 0.02%
  Mueller Industries Inc.
    (6.000% due 11/01/14)                                                       $
15,000  $       14,400

--------------
    Total Corporate Bonds
      (cost $15,000)
14,400

--------------


SHARES           VALUE
                                                                                --
----------------------------
SHORT-TERM INVESTMENTS(3) - 5.98%
NORTHERN TRUST DIVERSIFIED ASSETS
PORTFOLIO - 2.05%
1,557,098  $    1,557,098

--------------


PRINCIPAL           VALUE
                                                                                --
----------------------------
U.S. TREASURY BILL - 3.93%
  (3.670% due 03/16/06)                                                         $
3,000,000  $    2,976,537

--------------
    Total Short-Term Investments
      (cost $4,533,603)
4,533,635

--------------
TOTAL INVESTMENTS - 100.18%
  (cost $65,994,310)(1)
75,956,133

--------------
OTHER ASSETS AND LIABILITIES - (0.18%)
(135,959)

--------------
TOTAL NET ASSETS - 100.00%
$   75,820,174

==============

*    Non-income producing

(1) For federal income tax purposes, cost is $66,182,744 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $15,490,303 and ($5,716,914), respectively, with a net appreciation / depreciation of $9,773,389.

(2) Valued at fair value as determined in good faith under procedures adopted by the Board of Directors.

(3) Securities and other assets with an aggregate value of $4,408,950 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of December 31, 2005:


UNREALIZED

APPRECIATION/
TYPE                                                               CONTRACTS
(DEPRECIATION)
----------------------------------------------------------------------------------
-----------------
Russell 2000 Index (03/06)                                             10
$      (43,580)
Russell 2000 Index Mini (03/06)                                        15
$      (20,860)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                      FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                                           $
75,956,133
  Cash
6,725
  Receivables:
    Shares sold
51,096
    Interest and dividends
97,433
  Prepaid expenses and other
4,164
                                                                                --
-------------

76,115,551
                                                                                --
-------------
LIABILITIES
  Payables:
    Investment securities purchased
17,311
    Shares redeemed
174,274
    12b-1 fees
3
    Advisory fees
27,588
    Administration expenses
6,455
    Directors' fees
2,194
    Custodian fees
3,604
    Fund accounting fees
16,002
    Professional fees
21,920
    Royalty fees
5,142
    Variation margin
13,742
    Other accrued expenses
7,142
                                                                                --
-------------

295,377
                                                                                --
-------------
NET ASSETS*
  Paid-in capital
63,021,891
  Accumulated undistributed net
    investment income
452,990
  Accumulated net realized gain / (loss)
    on investments and futures contracts
2,447,910
  Net unrealized appreciation / (depreciation)
    on investments and futures contracts
9,897,383
                                                                                --
-------------
                                                                                $
75,820,174

===============
Investments at cost                                                             $
65,994,310

Shares authorized ($.10 par value)
20,000,000

                                                                SHARES
SHARE CLASS                               NET ASSETS          OUTSTANDING
Class I                                $     75,815,094         1,158,137       $
65.46
Class F                                $          5,080                78       $
65.43

*FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income                                                 $
603,226
  Undistributed long-term gains                                                 $
2,421,668
  Unrealized appreciation                                                       $
9,773,389

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                                      $
134,868
  Dividends
815,927
  Foreign dividend taxes withheld
(41)
  Other income
1,157
                                                                                --
-------------

951,911
                                                                                --
-------------
EXPENSES
  Advisory fees
240,936
  Administration expenses
68,839
  Custodian fees and expenses
34,550
  Fund accounting fees and expenses
61,414
  Professional fees
25,015
  Directors' fees
7,218
  Transfer agent fees
11,795
  Royalty fee
10,001
  12b-1 fees
3
  Other expenses
12,874
                                                                                --
-------------

472,645
                                                                                --
-------------
NET INVESTMENT INCOME / (LOSS)
479,266
                                                                                --
-------------
REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments
    and options
2,398,832
  Net realized gain / (loss) on futures
    contracts
328,147
                                                                                --
-------------

2,726,979
                                                                                --
-------------
Net change in unrealized appreciation /
  (depreciation) on investments
  and futures contracts
(375,506)
                                                                                --
-------------
NET REALIZED AND UNREALIZED
  GAIN / (LOSS)
2,351,473
                                                                                --
-------------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                                   $
2,830,739

===============

TRANSACTIONS WITH AFFILIATES:

                      PERCENT OF CURRENT
                       NET ASSET VALUE
------------------------------------------------------------
     ADVISORY           ADMINISTRATION          EXPENSE
       FEE                   FEE                LIMIT(1)            WAIVER
REIMBURSEMENT
----------------------------------------------------------------------------------
----------------
      0.35%                  0.10%               0.40%             $      --
$          --

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2005(1)          2004
                                                                                --
------------  --------------
OPERATIONS
  Net investment income / (loss)                                                $
479,266  $      318,497
  Net realized gain / (loss) on investments and futures
2,726,979       1,686,705
  Net change in unrealized appreciation / (depreciation) on investments and futures contracts
(375,506)      6,889,992
                                                                                --
------------  --------------

2,830,739       8,895,194
                                                                                --
------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
  Net investment income
(335,674)       (105,479)
  Return of capital
--              --
  Net realized gain on investments
(677,888)             --
                                                                                --
------------  --------------

(1,013,562)       (105,479)
                                                                                --
------------  --------------
FUND SHARE TRANSACTIONS
Class I
  Proceeds from shares sold
19,532,734      42,380,445
  Reinvestment of distributions
1,013,562         105,479
  Payments for shares redeemed
(15,318,613)     (8,299,247)
                                                                                --
------------  --------------

5,227,683      34,186,677
                                                                                --
------------  --------------
Class F
  Proceeds from shares sold
5,002              --
  Reinvestment of distributions
--              --
  Payments for shares redeemed
(2)             --
                                                                                --
------------  --------------

5,000              --
                                                                                --
------------  --------------
NET INCREASE / (DECREASE) IN NET ASSETS
7,049,860      42,976,392
NET ASSETS
  Beginning of period
68,770,314      25,793,922
                                                                                --
------------  --------------
  End of period                                                                 $
75,820,174  $   68,770,314

==============  ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                 $
452,990  $      309,409

==============  ==============
FUND SHARE TRANSACTIONS
Class I
  Sold
313,268         747,513
  Reinvestment of distributions
16,964           1,826
  Redeemed
(248,011)       (147,549)
                                                                                --
------------  --------------
    Net increase / (decrease) from fund share transactions
82,221         601,790

==============  ==============
Class F
  Sold
78              --
  Reinvestment of distributions
--              --
  Redeemed
--              --
                                                                                --
------------  --------------
    Net increase / (decrease) from fund share transactions
78              --

==============  ==============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                                 $
19,618,076  $   47,154,645
  U.S. Government Securities
--              --
  Corporate Bonds
--          18,679
                                                                                --
------------  --------------
                                                                                $
19,618,076  $   47,173,324

==============  ==============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                                 $
16,360,578  $   13,128,769
  U.S. Government Securities
--              --
  Corporate Bonds
--           3,679
                                                                                --
------------  --------------
                                                                                $
16,360,578  $   13,132,448

==============  ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                               $
710,279  $      105,479
  Long-term capital gains
303,283              --
                                                                                --
------------  --------------
                                                                                $
1,013,562  $      105,479

==============  ==============

(1) FOR THE PERIOD FROM OCTOBER 4, 2005 TO DECEMBER 31, 2005 FOR CLASS F.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                              EAFE INTERNATIONAL INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index (the "Index"). The Index emphasizes the stock of companies in major markets in Europe, Australasia, and the Far East.

STRATEGY - The Summit Pinnacle EAFE International Index Portfolio (the "Portfolio") will invest primarily in common stocks of the companies that compose the Index.

MANAGERS' COMMENTS:

For year ended December 31, 2005, the Portfolio's total return was 12.57% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 14.02% total return for the Index. The difference of 1.45% is referred to as "tracking error." One component of the difference is attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding a sample of the security positions in the Index or holding them in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for it to seek investment results that correspond to the pre-expense total return of the Index.

                                    FUND DATA

Manager:  Subadvised by World Asset
          Management, L.L.C
          A division of Munder Capital Management

Inception Date:                         November 12, 2002
Total Net Assets:                       $44.08 Million
Number of Holdings:                     857
Median Cap Size:                        $2.64 Billion
Average Price-to-book Ratio:            2.50x
Dividend Yield:                         2.20%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit EAFE International Index Portfolio - Total Return

          1-YEAR     3-YEAR     SINCE INCEPTION
          12.57%     20.83%         19.52%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

           SUMMIT EAFE INTERNATIONAL INDEX PORTFOLIO       MSCI EAFE INTERNATIONAL
INDEX
Oct-2002                $       10,000                            $       10,000
Nov-2002                $       10,400                            $       10,454
Dec-2002                $        9,918                            $       10,103
Jan-2003                $        9,478                            $        9,681
Feb-2003                $        9,261                            $        9,460
Mar-2003                $        9,034                            $        9,274
Apr-2003                $        9,880                            $       10,183
May-2003                $       10,471                            $       10,800
Jun-2003                $       10,655                            $       11,062
Jul-2003                $       10,806                            $       11,329
Aug-2003                $       10,988                            $       11,602
Sep-2003                $       11,287                            $       11,960
Oct-2003                $       11,962                            $       12,705
Nov-2003                $       12,232                            $       12,987
Dec-2003                $       13,170                            $       14,001
Jan-2004                $       13,321                            $       14,199
Feb-2004                $       13,597                            $       14,527
Mar-2004                $       13,629                            $       14,608
Apr-2004                $       13,330                            $       14,278
May-2004                $       13,359                            $       14,326
Jun-2004                $       13,645                            $       14,640
Jul-2004                $       13,196                            $       14,164
Aug-2004                $       13,223                            $       14,227
Sep-2004                $       13,549                            $       14,598
Oct-2004                $       14,009                            $       15,096
Nov-2004                $       14,940                            $       16,127
Dec-2004                $       15,544                            $       16,835
Jan-2005                $       15,243                            $       16,527
Feb-2005                $       15,858                            $       17,244
Mar-2005                $       15,455                            $       16,818
Apr-2005                $       15,103                            $       16,441
May-2005                $       15,071                            $       16,466
Jun-2005                $       15,303                            $       16,692
Jul-2005                $       15,728                            $       17,204
Aug-2005                $       16,202                            $       17,644
Sep-2005                $       16,800                            $       18,433
Oct-2005                $       16,349                            $       17,897
Nov-2005                $       16,723                            $       18,339
Dec-2005                $       17,498                            $       19,193

                             TOP 10 EQUITY HOLDINGS

                                            (% OF NET ASSETS)
                                            -----------------
iShares MSCI EAFE Index Fund                      3.59%
BP Amoco Plc                                      2.27%
HSBC Holdings Plc                                 1.79%
GlaxoSmithKline Plc                               1.49%
Toyota Motor Corporation                          1.48%
Vodafone Group Plc                                1.42%
Total FinaElf SA                                  1.41%
Novartis                                          1.29%
Nestle SA                                         1.26%
Royal Dutch Petroleum Company                     1.10%

[CHART]

                               SECTOR ALLOCATIONS

Australia                5.5%
France                   9.1%
Germany                  6.6%
Italy                    4.1%
Japan                   24.2%
Netherlands              4.7%
Sweden                   2.1%
United Kingdom          23.2%
Switzerland              7.0%
Spain                    3.8%
Short-Term & Other       9.7%

The EAFE International Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied to Summit Mutual Funds, Inc. or any member to the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                          EAFE INTERNATIONAL INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


PERIOD FROM

NOVEMBER 12, 2002(1)
                                                                        YEAR ENDED
DECEMBER 31,           TO DECEMBER 31,
                                                                ------------------
-------------------------------------------
                                                                   2005
2004           2003             2002
                                                                ------------------
-------------------------------------------
Net asset value, beginning of period                            $    74.34   $
64.41     $    49.59   $              50.00
                                                                ----------   -----
-----     ----------   --------------------
Investment Activities:
   Net investment income / (loss)                                     1.59
1.00(4)        1.34                   0.19
   Net realized and unrealized gains / (losses)                       7.59
10.42          14.49                  (0.60)
                                                                ----------   -----
-----     ----------   --------------------
Total from Investment Activities                                      9.18
11.42          15.83                  (0.41)
                                                                ----------   -----
-----     ----------   --------------------

DISTRIBUTIONS:
Net investment income                                                (0.72)
(0.69)         (0.19)                    --
Net realized gains                                                   (0.82)
(0.80)         (0.82)                    --
                                                                ----------   -----
-----     ----------   --------------------
Total Distributions                                                  (1.54)
(1.49)         (1.01)                    --
                                                                ----------   -----
-----     ----------   --------------------
Net asset value, end of period                                  $    81.98   $
74.34     $    64.41   $              49.59
                                                                ==========
==========     ==========   ====================
Total return                                                         12.57%
18.02%         32.79%                -0.82%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)                     0.95%
0.95%          0.65%                  0.65%(3)
Ratio of expenses to average net assets - gross                       1.50%
1.69%          2.46%                  1.99%(3)
Ratio of net investment income / (loss) to average net assets         1.75%
1.70%          2.14%                  2.24%(3)
Portfolio turnover rate                                              76.61%
55.49%         75.27%                449.05%(3)
Net assets, end of period (000's)                               $   44,084   $
50,938     $   16,565   $             22,234

(1)  COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3)  ANNUALIZED.
(4)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
EAFE INTERNATIONAL INDEX PORTFOLIO                       SCHEDULE OF INVESTMENTS

DECEMBER 31, 2005

                                                           SHARES          VALUE
                                                     ---------------------------
COMMON STOCKS - 97.77%
AUSTRALIA - 5.52%
  Aisin Seiki Co. Ltd                                         787   $     28,895
  Alinta Ltd                                                1,610         13,160
  Alstom*                                                     504         29,011
  Alumina Ltd                                               5,043         27,432
  Amcor Limited                                             3,930         21,522
  AMP Bank Ltd                                              8,602         48,494
  Australia & New Zealand Bank Group                        7,881        138,373
  Australian Gas Light                                      2,125         26,779
  Australian Stock Exchange                                   545         12,985
  AXA Asia Pacific Holdings                                 4,650         17,317
  Babcock & Brown Ltd*                                      1,000         12,573
  BHP Billiton Ltd                                         15,494        258,409
  Bluescope Steel Ltd                                       4,317         22,059
  Boral Limited                                             2,849         16,918
  Brambles Industries Limited                               4,166         30,907
  Caltex Austrialia Limited                                   862         12,247
  Centro Properties Group                                   3,664         17,003
  Coca-Cola Amatil Ltd                                      3,059         17,293
  Cochlear Ltd*                                               300         10,057
  Cole Myer Limited                                         5,271         39,453
  CSL Limited                                                 834         25,985
  CSR Limited                                               5,167         13,182
  Commonwealth Bank of Australia                            5,599        175,473
  Commonwealth Property Office                             13,662         12,770
  Computershare Ltd*                                        2,700         13,440
  DB Rreef Trust                                           12,607         12,847
  Fairfax-John Holdings Ltd                                 6,049         17,782
  Foster's Brewing Group Limited                            9,593         39,242
  Gandel Retail Trust                                       8,785         12,881
  General Property Group                                    7,481         22,486
  Harvey Norman Holdings Ltd                                4,059          8,689
  ING Industrial Fund                                       7,832         12,804
  Insurance Australia Group Ltd                             7,864         31,247
  Investa Property Group                                    8,627         12,554
  James Hardie Inds                                         2,636         17,392
  Leighton Holdings Ltd*                                      700          9,175
  Lend Lease Corporation Limited                            2,085         22,133
  Lion Nathan Ltd                                           2,420         13,554
  Macquarie Bank Limited                                    1,122         56,056
  Macquarie Communication                                   3,126         13,017
  Macquarie Goodman Group                                   5,017         17,581
  Macquarie Infrastructure Group                           11,659         30,428
  Mirvac Group                                              5,683         17,165
  Multiplex Group                                           5,632         13,006
  National Australia Bank Ltd                               7,108        168,832
  Newcrest Mining Limited                                   1,369         24,388
  Orica Limited                                             1,458         21,805
  Origin Energy Limited                                     3,988         21,956
  Patrick Corporation Ltd                                   4,108         22,286
  Perpetual Trustees Australia                                227         11,316
  Qantas Airways Ltd                                        4,404         13,043
  QBE Insurance Group Ltd                                   3,385         48,638
  Rinker Group Ltd                                          3,933         47,430
  Rio Tinto Limited                                         1,178         59,588
  Santos Limited                                            3,001   $     26,950
  Sonic Healthcare Ltd                                      1,636         17,750
  Stockland                                                 5,312         25,312
  Suncorp Metway Limited                                    2,384         35,042
  Symbion Health Ltd                                        3,179          8,227
  TABCORP Holdings Limited                                  2,644         30,180
  Telstra Corporation Limited                               9,019         25,985
  Toll Holdings Ltd                                         1,174         12,824
  Transurban Group                                          4,361         21,101
  Wesfarmers Limited                                        1,772         48,026
  Westfield Trust                                           5,658         75,326
  Westpac Banking Corp                                      7,579        126,403
  Woodside Petroleum Limited                                1,851         53,180
  Woolworths Limited                                        5,291         65,358
                                                                    ------------
                                                                       2,432,722
                                                                    ------------
AUSTRIA - 0.28%
  Aristocrat Leisure Ltd*                                   1,490         13,457
  Oesterreichische Elekriz*                                    41         14,625
  OMV AG*                                                     653         38,268
  Telekom Austria AG*                                       1,567         35,248
  Voestalpin AG*                                              100         10,081
  Wienerberger Baustoffindustr                                307         12,285
                                                                    ------------
                                                                         123,964
                                                                    ------------
BELGIUM - 1.04%
  Belgacom SA                                                 811         26,452
  Cofinimmo                                                    67         10,605
  Colruyt NV*                                                  69          9,525
  Delhaize-Le Lion                                            336         21,958
  Dexia                                                     2,472         57,010
  Fortis Group                                              4,853        154,840
  Groupe Bruxelles Lambert*                                   283         27,758
  KBC Group SA*                                               708         65,924
  Mobistar SA*                                                122          9,677
  Solvay SA                                                   349         38,467
  UCB S.A                                                     471         22,126
  Umicore*                                                    129         15,211
                                                                    ------------
                                                                         459,553
                                                                    ------------
DENMARK - 0.72%
  AP Moller                                                     4         41,384
  Danisco A/S                                                 203         15,542
  Danske Bank A/S                                           1,756         61,858
  DSV, De Sammenslut                                          133         16,419
  GN Store Nordic*                                          1,091         14,282
  Novo-Nordisk A/S                                          1,109         62,383
  Novozymes A/S                                               214         11,715
  Ostasiatiske Kompagni*                                      100          9,426
  TDC A/S                                                     899         53,852
  Vestas Wind System*                                       1,070         17,573
  William Demant Holding*                                     215         11,889
                                                                    ------------
                                                                         316,323
                                                                    ------------
FINLAND - 1.34%
  Fortum Oyj                                                1,848         34,655
  Kesko Oyj                                                   432         12,249
  Kone Oyj                                                    348         13,814

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
FINLAND - 1.34% (CONTINUED)
  Metra Oyj*                                                  262   $      7,755
  Metso Oyj                                                   632         17,299
  Neste Oil Oyj*                                              570         16,115
  Nokia Oyj                                                18,356        335,753
  Rautaruukki Oyj*                                            400          9,732
  Sampo Oyj                                                 1,708         29,765
  Stora Enso Oyj                                            2,542         34,428
  Tietoenator Oyj                                             439         16,034
  UMP-Kymmene Oyj                                           2,188         42,896
  Uponor Oyj                                                  367          7,821
  Yit-Yhtmea Oyj*                                             329         14,073
                                                                    ------------
                                                                         592,389
                                                                    ------------
FRANCE - 9.08%
  Accor SA                                                    833         45,818
  Air France*                                                 419          8,974
  Alcatel SA*                                               5,484         67,976
  Arcelor                                                   2,273         56,376
  Atos Origin*                                                321         21,149
  Autoroutes Du Sub De La France*                             201         11,898
  Axa                                                       5,711        184,311
  Bank Austria Creditanstalt                                  146         16,246
  BIC Frf25                                                   183         10,887
  BNP Paribas                                               3,442        278,524
  Bouygues                                                    886         43,321
  Business Objects*                                           353         14,289
  Cap Gemini SA*                                              525         21,077
  Carrefour Supermarche                                     2,270        106,369
  Casino Guichard Perrachon                                   184         12,253
  CNP Assurances                                              153         12,064
  Compagnie De Saint-Gobain                                 1,276         75,910
  Credit Agricole SA                                        2,415         76,081
  Dassault Systemes SA                                        311         17,559
  Essilor International                                       442         35,688
  Euronext                                                    295         15,367
  France Telecom                                            7,664        190,450
  Groupe Danone                                               958        100,091
  Imerys SA                                                   141         10,199
  Klepierre                                                   111         10,421
  Lafarge SA                                                  732         65,862
  Lagardere S.C.A                                             481         37,014
  L'Air liquide                                               409         78,685
  L'OREAL                                                   1,269         94,348
  LVMH Moet Hennessy Louis Vuitton                          1,001         88,940
  Michelin (C.G.D.E.)                                         629         35,357
  Neopost*                                                    157         15,743
  Pagesjaunes Group SA                                        461         12,002
  Pernod-Ricard                                               300         52,352
  Peugeot SA                                                  727         41,916
  Pirelli & Co                                             14,248         13,090
  PPR*                                                        275         30,978
  Publicis Groupe                                             586         20,397
  Renault SA                                                  809         65,990
  Safran SA                                                   787         18,821
  Sanofi-Aventis                                            4,253        372,598
  Schneider Electric SA                                       991         88,404
  Societe Des Autorotes Paris*                                222         15,875
  Societe Generale                                          1,460   $    179,590
  Sodexho Alliance SA*                                        429         17,675
  STMicroelectronics N.V                                    2,873         51,598
  Stolt Offshores SA*                                         800          9,305
  Suez Lyonnaise des Eaux                                   3,949        122,958
  Technip SA                                                  449         27,004
  Television Francaise                                        594         16,484
  The Thales Company                                          334         15,145
  Thomson Mulitmedia                                        1,184         24,811
  Total FinaElf SA                                          2,474        621,524
  Unaxis Holding*                                              49          7,380
  Unibal Holding                                              190         25,283
  Valeo SA                                                    327         12,160
  Veolia Environment                                        1,444         65,373
  Vinci SA                                                    700         60,207
  Vivendi Universal                                         4,398        137,771
  Zodiac SA*                                                  245         15,735
                                                                    ------------
                                                                       4,001,673
                                                                    ------------
GERMANY - 6.61%
  Adidas AG                                                   181         34,358
  Allianz AG                                                1,586        240,246
  Altana AG                                                   295         16,121
  BASF AG                                                   2,227        170,663
  Bayer AG                                                  2,732        113,948
  Beiersdorf                                                   95         11,695
  Celesio AG                                                  168         14,416
  Commerzbank AG                                            2,218         68,851
  Continental AG                                              520         46,110
  DaimlerChrysler AG                                        4,102        209,211
  Depfa Bank                                                1,797         26,657
  Deutsche Bank AG                                          2,091        202,943
  Deutsche Boerse AG                                          423         43,278
  Deutsche Lufthansa                                        1,242         18,380
  Deutsche Post AG                                          2,618         63,600
  Deutsche Telekom                                         12,428        206,871
  E.ON AG                                                   2,423        250,886
  Fresenius Medical Care AG                                   212         22,348
  Geberit AG                                                   21         16,620
  Greek Org of Football                                       967         33,314
  Heidelbergcement AG                                         230          8,825
  Henkel KGAA                                                 219         22,038
  Hochtief AG*                                                313         14,033
  Hypo Real Estate Holding                                    717         37,299
  Infineon Technologies*                                    3,241         29,698
  Linde AG                                                    299         23,285
  Man AG                                                      651         34,744
  Merck Kgaa                                                  219         18,162
  Metro AG                                                    608         29,361
  Muenchener Rueckversicherungs AG                            671         90,855
  Porsche AG                                                   35         25,106
  Premiere AG                                                 795         13,930
  Puma AG                                                      69         20,153
  RWE AG                                                    1,753        129,461
  SAP AG                                                      932        169,017
  Schering AG                                                 719         48,136
  Siemens AG                                                3,176        272,115

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
GERMANY - 6.61% (CONTINUED)
  ThyssenKrupp AG                                           1,722   $     35,962
  TUI AG                                                    1,101         22,472
  Volkswagen AG                                             1,273         61,143
                                                                    ------------
                                                                       2,916,311
                                                                    ------------
GREECE - 0.55%
  Alpha Bank AE                                             1,327         38,804
  Bank of Piraeus                                           1,068         22,886
  Coca Cola Hellenic Bottling                                 607         17,879
  Cosmote Mobile                                              587         13,051
  EFG Eurobank Ergasias*                                      951         30,084
  Emporiki Bank Of Greece SA*                                 413         14,046
  Heelenic Telecommun                                       1,386         29,536
  Hellenic Perto SA*                                          598          8,411
  National Bank of Greece                                   1,240         52,849
  Public Power Corp*                                          647         14,140
                                                                    ------------
                                                                         241,686
                                                                    ------------
HONG KONG - 1.61%
  Bank of East Asia                                         7,221         21,839
  BOC Hong Kong Holdings Ltd                               15,897         30,549
  Cathay Pacific Airways                                    7,333         12,815
  Cheung Kong Holdings                                      6,253         64,154
  China Light & Power Holding                               7,460         43,296
  Esprit Holdings Limited                                   4,201         29,854
  Hang Lung Properties Ltd                                  8,165         12,742
  Hang Seng Bank                                            2,954         38,555
  Henderson Land Development                                3,624         17,060
  Hokkaido Electric Power Co                                  588         11,966
  Hong Kong Electric Holdings*                              6,082         30,121
  Hong Kong Exchanges & Clearing                            5,402         22,399
  Hong Kong & China Gas                                    15,899         33,936
  Hopewell Holdings                                         3,389          8,501
  Hutchison Whampoa                                         9,042         86,121
  Hysan Development                                         3,554          8,801
  Johnson Electric Holdings                                 9,000          8,531
  Li & Fung Ltd.                                            8,823         17,012
  MTR Corporation                                           6,467         12,719
  New World Development                                    12,241         16,814
  PCCW Ltd                                                 20,682         12,737
  Shangri La Asis Limited                                   5,745          9,595
  Sino Land Co                                             10,533         12,770
  Sun Hung Kai Properties Ltd                               5,767         56,155
  Swire Pacific Ltd.                                        3,803         34,137
  Techtronic Industries                                     7,099         16,892
  Television Broadcast                                      1,621          8,613
  Wharf Holdings Ltd                                        6,072         21,457
  Wing Hang Bank Limited*                                   1,246          8,967
                                                                    ------------
                                                                         709,108
                                                                    ------------
ITALY - 4.14%
  Alleanza Assicurazioni                                    1,708         21,111
  Amer Sports Corporation                                     475          8,846
  Assicurazioni Generali                                    3,730        130,358
  Autogill SpA                                                953         13,054
  Autostrade SpA                                            1,268         30,414
  Banca Antonveneta SpA                                       467         14,535
  Banca Fideuram SpA                                        1,559   $      8,472
  Banca Intesa SpA*                                        13,225         70,065
  Banca Intesa SpA-RNC                                      3,512         17,359
  Banca Monte Dei Paschi Siena                              5,706         26,667
  Banca Nazionale Lavoro*                                   5,206         17,165
  Banche Popolari Unite                                     1,610         35,300
  Banco Popolar Di Verona                                   1,694         34,274
  Banco Popolare Di Milano                                  1,904         20,862
  Bank of Ireland                                           4,429         69,791
  Bulgari SpA                                               1,158         12,928
  Capitalia SpA                                             6,633         38,400
  Elisa Communications                                        945         17,509
  Enel SpA                                                 18,894        148,415
  ENI-Ente Nazionale Idrocarburi SpA                       11,053        306,595
  Fiat SpA                                                  2,029         17,680
  Finmeccanica SpA                                          1,405         27,196
  Irish Life & Permanent Plc                                1,318         26,932
  Luxottica Group SpA                                         666         16,897
  Mediaset SpA                                              4,053         42,945
  Mediobanca SpA                                            2,074         39,606
  Mediolanum SpA                                            1,334          8,797
  Riunione Adriatica di Sicurta SpA                         1,222         29,556
  San Paolo-IMI SpA                                         4,670         73,035
  Seat-Pagine Gialle SpA*                                  27,581         12,882
  Snam Rete Gas                                             5,241         21,546
  South African Breweries*                                  3,873         70,699
  Telecom Italia RNC                                       23,154         57,428
  Telecom Italia SpA                                       45,355        132,091
  Terna SpA                                                 5,314         13,117
  Unicredito Italiano SpA                                  27,688        190,778
                                                                    ------------
                                                                       1,823,305
                                                                    ------------
JAPAN - 24.20%
  77th Bank                                                 1,594         12,110
  Acom Co Ltd                                                 365         23,460
  Advantest Corp                                              281         28,330
  Aeon Co. Ltd.                                             2,483         63,162
  Aeon Credit Services Co Ltd                                 165         15,614
  Aiful Corp                                                  267         22,300
  Ajinomoto Co Inc                                          2,523         25,822
  All Nipon Airways Co                                      3,500         14,245
  Alps Electric Co Ltd                                        810         11,284
  Amada Co                                                  1,445         12,743
  Asahi Breweries Ltd                                       1,714         20,914
  Asahi Glass Co Ltd                                        4,366         56,382
  Asahi Kasei Corp                                          4,784         32,371
  Asatsu*                                                     300          9,539
  Astellas Pharma Inc                                       2,312         90,178
  Bank of Fukuoka Ltd                                       2,474         21,166
  Bank of Kyota Ltd                                         1,098         13,267
  Bank of Yokohama Ltd                                      4,908         40,160
  Benesse Corp                                                421         14,743
  Bridgestone Corp                                          2,960         61,617
  Canon Inc                                                 3,130        183,126
  Canon Sales Co.                                             400          8,586
  Casio Computer                                              984         16,470
  Central Japan Railway Co                                      3         28,745

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
JAPAN - 24.20% (CONTINUED)
  Chiba Bank Ltd                                            2,919   $     24,479
  Chiyoda Corp*                                               500         11,489
  Chubu Electric Power Co.                                  2,555         60,877
  Chugai Pharmaceutical Co Ltd                              1,397         29,969
  Citizen Watch Co                                          2,065         17,159
  Credit Saison Co                                            740         36,958
  CSK Corporation                                             289         14,433
  Dai Nippon Printing Co. Ltd.                              2,662         47,401
  Daicel Chemical Ind                                       1,202          8,643
  Daido Steel Co Ltd*                                       1,300         12,423
  Daiichi Sankyo Co Ltd*                                    2,600         50,155
  Daikin Industries                                           986         28,844
  Dainippon Ink & Chemicals                                 2,985         12,933
  Daito Trust Construction                                    354         18,310
  Daiwa House                                               1,892         29,583
  Daiwa Securities Group Inc                                5,088         57,681
  Denki Kagaku Kogyo                                        1,971          8,707
  Denso Corp                                                2,021         69,746
  Dentsu                                                        9         29,304
  Dowa Mining Co Ltd                                        1,314         14,239
  East Japan Railway Company                                   12         82,520
  Eisai Co Ltd                                              1,049         44,029
  Electric Power Development                                  605         20,776
  Familymart                                                  443         14,988
  Fanuc                                                       770         65,356
  Fast Retailing Co Ltd                                       146         14,274
  Fuji Electric Co Ltd                                      2,481         13,146
  Fuji Photo Film Company Ltd                               2,066         68,321
  Fuji Television Network Inc.                                  5         12,592
  Fujikara Limited*                                         1,600         12,970
  Fujitsu Limited                                           8,331         63,434
  Furukawa Eelectric Co Ltd*                                2,324         18,166
  Gunma Bank Ltd                                            1,699         12,562
  Hitachi                                                  14,163         95,473
  Hitachi Chemical Co Ltd                                     469         12,407
  Hirose Electric Co Ltd                                      135         18,006
  Hokuhoku Financial Group Inc                              4,474         20,903
  Honda Motor Co Ltd                                        3,340        190,598
  Hoya Corporation                                          1,936         69,603
  Ibiden Corp                                                 519         27,812
  Isetan Co Ltd                                               824         17,572
  Ishikawajima-Harima*                                      3,908         12,360
  Ito En Limited                                              146          8,740
  Itochu Corp                                               5,609         46,799
  Jafco Co Ltd                                                191         17,054
  Japan Tobacco Inc                                             4         58,337
  JFE Holdings Inc.                                         2,468         82,870
  JGC Corporation                                             874         16,637
  Joyo Bank Ltd                                             3,589         21,363
  JS Group Corp                                             1,188         23,772
  JSR Corp                                                    799         21,002
  Kajima Corporation                                        3,793         21,806
  Kamigumi Co Ltd                                           1,404         12,464
  Kaneka Corp                                               1,429         17,267
  Kansai Electric Power Co                                  3,137         67,429
  Kao Corp                                                  2,169         58,117
  Kawasaki Heavy Industries Ltd                             4,715         17,191
  Kawasaki Kisen Kaisha Ltd                                 2,737   $     17,174
  Kddi Corp                                                    12         69,191
  Keihin Electric Express Railway                           1,635         12,893
  Keio Electric Railway                                     2,869         17,151
  Keisei Electric Railway Co                                1,200          8,191
  Keyence Corporation                                         125         35,560
  Kikkoman                                                  1,268         12,311
  Kinki Nippon Railway Co Ltd                               6,461         25,858
  Kirin Brewery Co. Ltd.                                    3,145         36,667
  Kobe Steel Ltd.                                          10,499         34,007
  Komatsu Ltd                                               3,383         55,965
  Konami Co Ltd                                               407          8,955
  Konica Minolta Holdings Inc                               2,208         22,485
  Koyo Seiko Co Ltd                                           677         12,600
  Kubota Corp.                                              4,324         36,334
  Kuraray Co Ltd                                            1,665         17,252
  Kurita Water Industries                                     686         13,059
  Kyocera Corp                                                745         54,327
  Kyowa Hakko Kogyo Co Ltd                                  1,840         12,840
  Kyushu Electric Power                                     1,610         34,948
  Lawson Inc                                                  279         11,497
  Leopalace Corp                                              458         16,621
  Mabuchi Motor Co Ltd                                        279         15,495
  Makita Corporation                                          525         12,910
  Marubeni Corp                                             5,536         29,712
  Marui Co                                                  1,381         27,108
  Matsushita Electric Industrial Co Ltd                     9,805        189,141
  Matsushita Electric Works                                 1,360         12,706
  Mediceo Holdings Co                                         942         13,635
  Meiji Seika                                               2,344         12,462
  Millea Holdings                                               8        137,703
  Minebea Co Ltd*                                           2,363         12,603
  Mitsubishi Chemical Corp                                  4,791         30,184
  Mitsubishi Corp                                           4,638        102,643
  Mitsubishi Electric Corp                                  8,006         56,684
  Mitsubishi Estate Co Ltd                                  3,818         79,316
  Mitsubishi Gas Chemical Co                                1,828         17,283
  Mitsubishi Heavy Industries Ltd                          11,457         50,516
  Mitsubishi Materials Corp                                 3,475         17,768
  Mitsubishi Rayon Co Ltd                                   1,954         12,923
  Mitsubishi Securities Co Ltd*                             1,384         17,368
  Mitsubishi UFJ Financial Group                               29        393,437
  Mitsui & Co Ltd                                           5,599         71,925
  Mitsui Engineer & Shipbuilding*                           2,800          9,117
  Mitsui Fudosan Co Ltd                                     3,129         63,543
  Mitsui Mining & Smelting                                  2,850         17,907
  Mitsui Osk Lines Ltd                                      4,520         39,438
  Mitsui Pertochemical                                      2,627         17,664
  Mitsui Sumitomo Insurance Co                              5,080         62,157
  Mitsui Trust Holdings Inc                                 2,369         28,444
  Mitsukoshi Ltd*                                           2,328         15,200
  Mizuho Financial Group Inc                                   31        246,034
  Murata Manufacturing Co. Ltd                                917         58,783
  Net One Systems Co Ltd                                        5         12,083
  Nanco Bandai Holdings*                                      946         13,822
  NEC Corporation                                           7,798         48,533
  NGK Insulators                                            1,384         20,584

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
JAPAN - 24.20% (CONTINUED)
  NGK Spark Plub                                              844   $     18,249
  Nidec Corporation                                           386         32,828
  Nikko Cordial Corp                                        3,200         50,686
  Nikon Corp                                                1,358         21,429
  Nintendo Co Ltd                                             408         49,298
  Nippon Electric Glass Co Ltd                              1,024         22,358
  Nippon Express Co Ltd                                     3,547         21,625
  Nippon Meat Packer                                          856          8,986
  Nippon Mining Holdings Inc                                2,993         21,292
  Nippon Oil Corp                                           5,595         43,409
  Nippon Paper Group Inc                                        5         20,011
  Nippon Steel Co                                          26,744         95,243
  Nippon Telegraph & Telephone Corp.                           19         86,353
  Nippon Yusen Kabushiki Kaisha                             4,472         30,639
  Nishi-Nippon City Bank Ltd*                               2,017         12,040
  Nissan Chemical Industries                                  900         12,805
  Nissan Motor Co Ltd                                      10,285        104,215
  Nisshin Seifun Group Inc                                  1,044         11,030
  Nisshin Steel Co Ltd                                      3,954         12,774
  Nisshinbo Industries Inc                                    700          7,651
  Nissin Food Products Co Ltd                                 399         11,537
  Nitto Denko Corp                                            739         57,586
  Nok Corp                                                    441         11,966
  Nomura Holdings Inc.                                      7,171        137,419
  Nomura Research Institute Ltd                               109         13,355
  NSK Limited                                               1,912         13,067
  NTN Corporation                                           1,597         12,621
  NTT Data Corp                                                 5         24,887
  NTT Mobile Communications                                    68        103,786
  Obayashi Corp                                             2,979         21,951
  Odakyu Electric Railway Co                                2,891         17,208
  OJI Paper Co Ltd                                          3,055         18,055
  Oki Electric Ind Co Ltd                                   3,548         12,966
  Olympus Corp                                              1,162         30,544
  Omron Corp                                                1,127         25,993
  Onward Kashiyama Co Ltd*                                    731         14,380
  Oriental Land Co Ltd                                        230         12,540
  Orix Corp                                                   319         81,282
  Osaka Gas Co Ltd                                          8,629         29,779
  Pioneer Electric Corp                                       944         13,095
  Promise Co Ltd                                              382         25,427
  Rakuten Inc                                                  19         18,366
  Resona Holding Inc*                                          26        104,719
  Ricoh Company Limited                                     3,209         56,188
  Rohm Company Limited                                        445         48,411
  Sanken Electric Co Ltd*                                     548          8,843
  Sankyo Co. Ltd.                                             243         14,073
  Santen Pharmaceutical Co Ltd                                470         12,992
  Sanyo Electric Co Ltd                                     9,024         24,485
  Secom                                                       999         52,255
  Sega Sammy Holdings Inc                                     658         22,038
  Seiko Epson Corp                                            726         18,252
  Seino Holding Co Ltd                                        756          8,234
  Sekisui Chemical                                          2,573         17,410
  Sekisui House Ltd                                         1,954         24,588
  Seven & I Holdings Co Ltd                                 3,300        141,307
  Sharp Corporation                                         4,269         64,939
  Shimamura Co Ltd                                             88   $     12,178
  Shimano Inc                                                 453         11,907
  Shimizu Corporation                                       2,340         17,203
  Shin-Etsu Chemical Co Ltd                                 1,496         79,535
  Shinko Securities Co Ltd                                  2,736         13,780
  Shinsei Bank Ltd                                          4,446         25,711
  Shionogi & Co Ltd*                                        1,466         20,647
  Shiseido Co Ltd                                           1,610         30,034
  Shizuoka Bank Ltd.                                        2,537         25,427
  Showa Denko KK*                                           4,381         17,088
  Showa Shell Sekiyu KK                                       998         11,915
  SMC Corporation                                             232         33,147
  Softbank Corp                                             2,835        119,713
  Sompo Japan Insurance                                     3,662         49,526
  Sony Corporation                                          4,125        168,589
  Stanley Electric Co Ltd                                     753         12,240
  Sumitomo Chemical Co Ltd                                  5,724         39,314
  Sumitomo Corp                                             4,234         54,749
  Sumitomo Electric Industries Ltd                          2,884         43,797
  Sumitomo Heavy Industries                                 2,058         17,276
  Sumitomo Metal Industries                                16,424         63,225
  Sumitomo Metal Mining                                     2,175         26,907
  Sumitomo Mitsui Financial                                    16        169,585
  Sumitomo Realty                                           1,474         32,058
  Sumitomo Rubber Industries*                                 900         12,821
  Sumitomo Trust and Banking                                4,617         47,174
  Suruga Bank Ltd                                             943         11,890
  Suzuken Co Ltd                                              302          9,654
  Taiheiyo Cement Corporation                               4,219         17,136
  Taisei Corp                                               3,782         17,157
  Taisho Pharmaceutical Co                                    703         13,174
  Takashimaya Co Ltd                                        1,110         17,732
  Takeda Pharmaceutical Co Ltd                              3,928        212,495
  T&D Holdings Inc                                            988         65,512
  Takefuji Corp                                               552         37,491
  Tanabe Seiyaku Co                                         1,294         12,574
  TDK Corp                                                    571         39,363
  Teijin Limited                                            3,412         21,669
  Teikoku Oil Co Ltd                                        1,062         13,904
  Terumo Corporation                                          765         22,638
  The Daimaru Inc                                             898         12,960
  THK Company Limited                                         510         13,319
  Tobu Railway Co Ltd                                       3,329         17,445
  Toho Co                                                     527         11,796
  Tohoku Electric Power                                     1,685         34,290
  Tokuyama Corp*                                            1,100         14,130
  Tokyo Electric Power                                      5,008        121,660
  Tokyo Electron Limited                                      740         46,495
  Tokyo Gas Co Ltd                                          8,622         38,309
  Tokyo Tatemono Co Ltd                                     1,296         12,912
  Tokyu Corporation                                         3,755         26,552
  Tokyu Land Corp*                                          2,000         19,994
  Tonengeneral Sekiyu                                       1,514         16,278
  Toppan Printing Co. Ltd.                                  2,255         26,348
  Toray Industries Inc                                      4,898         39,953
  Toshiba Corporation                                      12,970         77,423
  Tosoh Corporation                                         2,967         13,032

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
JAPAN - 24.20% (CONTINUED)
  Toto Ltd                                                  1,487   $     12,571
  Toyo Seikan Kaisha                                          791         12,884
  Toyobo Co Ltd                                             2,842          9,519
  Toyota Industries Corporation                               769         27,647
  Toyota Motor Corporation                                 12,531        650,271
  Toyota Tsusho Corp                                          799         18,157
  Trend Micro                                                 509         19,249
  UBE Industries Ltd                                        4,681         12,701
  UNI-Charm Corp                                              243         10,920
  UNY Co Ltd                                                  914         14,423
  Ushio Inc.*                                                 550         12,848
  USS Co Ltd                                                  156          9,947
  Wacoal Corp*                                                682          9,241
  West Japan Railway                                            9         37,546
  Wolters Kluwer                                            1,350         27,298
  Yahoo Japan Corp                                             50         75,889
  Yakult Honsha Co Ltd                                        657         13,649
  Yamada Denki Corp                                           325         40,675
  Yamaha Corporation                                          827         13,751
  Yamaha Motor Co Ltd                                         678         17,707
  Yamato Holdings Co Ltd                                    1,767         29,306
  Yokogawa Electric                                         1,037         17,674
  Zeon Corp*                                                1,000         13,228
                                                                    ------------
                                                                      10,668,497
                                                                    ------------
NETHERLANDS - 4.72%
  ABN Amro Holding NV                                       7,593        198,574
  Aegon NV                                                  5,982         97,378
  Akzo Nobel NV                                             1,196         55,434
  Asml Holding NV*                                          2,130         42,617
  Corio NV                                                    291         15,812
  Heineken NV                                               1,065         33,765
  Inbev*                                                      852         37,089
  Inditex*                                                    931         30,366
  ING Groep NV                                              7,630        264,670
  Koninklijke Ahold NV*                                     6,911         51,791
  Koninklijke DSM NV                                          602         24,588
  Koninklijke KPN NV                                        8,672         86,959
  Koninklijke Numico NV*                                      717         29,693
  Nordea Bank AB                                            9,262         96,182
  Philips Electronics NV                                    5,088        158,121
  Randstad Holding NV                                         185          8,036
  Reed Elsevier NV                                          3,131         43,740
  Rodamco Europe NV                                           177         14,731
  Royal Dutch Petroleum Company                            15,899        485,250
  SBM Offshore NV                                             211         17,049
  TNT Post Group NV                                         1,768         55,258
  Unilever NV                                               2,515        172,248
  Vedior NV                                                   906         13,428
  Vnu-Ver Ned Uitgev Ver Bezit                              1,124         37,273
  Wereldhave NV                                               138         13,013
                                                                    ------------
                                                                       2,083,065
                                                                    ------------
NEW ZEALAND - 0.18%
  Auckland International Airport Ltd                       10,112         13,672
  Fletcher Building Ltd                                     2,579         13,296
  Sky City Entertainment Group                              4,151         13,294
  Telecom Corp                                              9,802         40,227
                                                                    ------------
                                                                          80,489
                                                                    ------------
NORWAY - 0.71%
  DNB Nor ASA                                               3,344   $     35,673
  Frontline ASA                                               349         13,341
  Norsk Hydro ASA                                             669         68,691
  Norske Skogindustrier ASA                                   863         13,714
  Orkla ASA                                                   898         37,188
  Prosafe ASA                                                 365         15,494
  Statoil ASA                                               2,855         65,566
  Storebrand ASA                                            1,468         12,670
  Telenor ASA                                               3,505         34,405
  Yara International ASA                                    1,130         16,449
                                                                    ------------
                                                                         313,191
                                                                    ------------
PORTUGAL - 0.27%
  Banco BPI SA                                              1,961          8,961
  Banco Comercial Portugues                                 9,780         26,978
  Brisa-Auto Estradas de Portugal SA                        1,581         13,402
  Electricidade de Portugal SA                              7,010         21,578
  Portugal Telecom SGPS SA                                  3,439         34,811
  Sonae Industria SA*                                         458          3,474
  Sonae SGPS SA                                             7,362         10,285
                                                                    ------------
                                                                         119,489
                                                                    ------------
SINGAPORE - 0.78%
  Capitaland Limited                                        6,328         13,093
  City Developments                                         3,352         17,540
  DBS Group Holdings Ltd                                    5,384         53,430
  Fraser & Neave Ltd                                        1,262         14,042
  Keppel Corp.                                              3,318         21,952
  Oversea-Chinese Banking Corp                             12,059         48,594
  Singapore Airlines Ltd                                    3,033         22,620
  Singapore Exchange Ltd                                    4,942          8,620
  Singapore Press Holdings                                 10,172         26,307
  Singapore Technologies Engineering Ltd                    7,686         13,221
  Singapore Telecommunications                             27,405         43,020
  United Overseas Land Ltd                                    703          1,061
  UTD Overseas Bank                                         5,386         47,295
  Venture Corporation Ltd                                   1,572         13,048
                                                                    ------------
                                                                         343,843
                                                                    ------------
SPAIN - 3.81%
  Abertis Infraestructuras SA                               1,063         26,755
  Acciona SA                                                  154         17,220
  Acerinox SA                                               1,236         17,984
  ACS, Actividades Cons                                       983         31,666
  Aguas De Barcelona                                          607         12,935
  Altadis SA                                                1,269         57,571
  Antena 3 Television SA                                      516         12,303
  Banco Bilbao Vizcaya Argentaria SA                       14,639        261,352
  Banco Popular Espanol                                     3,907         47,642
  Banco Santander Central Hispano SA                       25,293        333,878
  Cintra Concesions De Infrae                               1,054         12,191
  Corporacion Mapfre SA                                       809         13,361
  Ebro Puleva SA                                              781         12,972
  Endesa SA                                                 4,091        107,618
  Fomento De Condtruc                                         283         16,049
  Gamesa                                                      860         12,584
  Gas Natural SDG SA                                          931         26,078
  Grupo Ferrovial SA                                          294         20,362

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
SPAIN - 3.81% (CONTINUED)
  Iberdrola SA                                              3,493   $     95,485
  Indra Sistemas SA                                           855         16,712
  Inmobiliaria Colonial SA*                                   200         11,337
  Metrovacesa SA*                                             389         23,625
  NH Hoteles SA                                               893         14,008
  Repsol YPF SA                                             4,131        120,652
  Telefonica Publicidad                                       804          6,825
  Telefonica SA                                            19,672        296,010
  Union Electrica Fenosa SA                                   918         34,159
  Vallehermoso SA                                             762         18,584
                                                                    ------------
                                                                       1,677,918
                                                                    ------------
SWEDEN - 2.08%
  Alfa Laval AB                                               400          8,660
  Assa Abloy AB                                             1,418         22,311
  Atlas Copco AB - Series A                                 1,216         27,092
  Atlas Copco AB - Series B                                 1,108         22,106
  Electrolux AB                                             1,328         34,518
  Eniro AB                                                    688          8,660
  Ericsson Lm-B Shares                                     64,467        221,531
  Gambro AB Series A                                        1,710         18,672
  Getinge Industrier                                          939         12,942
  Hennes & Mauritz AB                                       1,976         67,156
  Logitech International*                                     341         16,024
  Modern Times Group AB*                                      317         13,227
  Sandvik AB                                                  894         41,636
  Scania AB                                                   480         17,371
  Securitas AB                                              1,330         22,098
  Skandia Forsakrings AB*                                   3,775         22,618
  Skandinaviska Enskilda Banken (SEB)                       2,195         45,174
  Skanska AB                                                1,686         25,679
  SKF AB                                                    1,910         26,807
  SSAB Svenskt                                                335         12,186
  Svenska Cellulosa AB                                        706         26,393
  Svenska Handelsbanken                                     2,174         53,909
  Swedish Match AB                                          1,463         17,218
  Tele2 AB                                                  1,622         17,405
  Telia AB                                                  8,100         43,536
  Trelleborg AB                                               447          8,918
  Volvo AB Class A                                            445         20,417
  Volvo AB Class B                                            868         40,917
                                                                    ------------
                                                                         915,181
                                                                    ------------
SWITZERLAND - 6.96%
  ABB Ltd.*                                                 7,901         76,662
  Adecco SA                                                   579         26,702
  AGFA Gevaert NV*                                            763         13,920
  CIBA Spezialitaten                                          343         22,187
  CIE Financ Richemont                                      2,124         92,457
  Clariant AG-Reg                                           1,156         17,023
  Credit Suisse Group                                       4,998        254,835
  Givaudan                                                     28         18,975
  Holcim Ltd B                                                787         53,603
  Lonza AG                                                    266         16,275
  Nestle SA                                                 1,855        554,785
  Nobel Biocare                                               102         22,433
  Novartis                                                 10,793        567,145
  Phonak Holdings AG*                                         200          8,615
  PSP Swiss Property AG                                       305   $     13,230
  Rietter Holding                                              91         27,008
  Roche Holding AG                                          2,989        448,788
  Schindler Holding AG                                         30         11,895
  Serono SA                                                    27         21,513
  SGS Sco Gen Surveillace                                      19         16,021
  Straumann AG                                                 51         11,818
  Swiss Re                                                  1,420        103,956
  Swisscom                                                     91         28,722
  Syngenta AG                                                 429         53,378
  Synthers Inc                                                184         20,668
  The Swatch Group AG-B                                       183         27,157
  UBS AG                                                    4,381        417,079
  Zurich Financial Services AG                                577        122,948
                                                                    ------------
                                                                       3,069,798
                                                                    ------------
UNITED KINGDOM - 23.17%
  3I Group Plc                                              2,577         37,578
  Aegis Group Plc                                           6,147         12,903
  Alliance Unichem Plc                                      1,268         17,464
  Allied Irish Banks Plc                                    3,700         79,066
  Amec Plc                                                  2,203         13,019
  Amvescap Plc                                              2,865         21,787
  Anglo American Plc                                        5,786        197,005
  Arm Holding                                               6,330         13,178
  Arriva Plc                                                1,351         13,540
  Associated British                                        1,776         17,936
  AstraZeneca Plc                                           6,689        325,571
  Aviva Plc                                                10,319        125,164
  BAA Plc                                                   4,720         50,917
  BAE Systems Plc                                          13,463         88,425
  Balfour Beatty Plc                                        2,097         12,844
  Barclays Plc                                             28,259        297,064
  Barratt Developments Plc                                  1,060         17,982
  BBA Group Plc                                             2,288         12,931
  Bellway Plc                                                 483          9,382
  Berkelley Group Holdings*                                   500          9,557
  BG Group Plc                                             15,380        152,019
  Billiton Plc                                              9,980        163,034
  BOC Group Plc                                             1,892         38,997
  Boots Co. Plc                                             3,300         34,350
  BP Amoco Plc                                             93,838        999,358
  Brambles Industries Plc                                   3,042         21,825
  Britannic Plc*                                              800          8,919
  British Airways*                                          2,248         12,918
  British American Tobacco                                  7,028        157,191
  British Land Company Plc                                  2,388         43,796
  British SKY Broadcasting Plc                              5,526         47,204
  Brixton Plc                                               1,768         13,156
  BT Group Plc                                             34,425        131,930
  Bunzl Plc                                                 1,554         17,059
  Burberry Group*                                           1,159          8,569
  Cable & Wireless Plc                                     10,414         21,366
  Cadbury Schweppes Plc                                     9,246         87,412
  Capita Group Plc                                          3,093         22,177
  Carnival Plc                                                723         41,049
  Cattles Plc                                               1,604          9,086

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES          VALUE
                                                     ---------------------------
UNITED KINGDOM - 23.17% (CONTINUED)
  Centrica Plc                                             16,112   $     70,619
  Compass Group Plc                                         9,247         35,080
  Close Brothers Group Plc                                    804         12,553
  Cobham Plc                                                4,481         13,068
  Corus Group Plc                                          17,067         17,325
  CRH Plc                                                   2,262         66,548
  Daily Mail & Gen Trust A                                  1,334         18,086
  DCC Plc                                                     599         12,836
  Diageo Plc                                               13,085        189,669
  DSG Indernational Plc                                     7,554         21,282
  Eircom Group Plc*                                         3,700          8,663
  Elan Corporation Plc*                                     1,736         23,430
  Electrocomponents Plc                                     2,723         13,165
  Emap Plc                                                  1,236         18,352
  Enterprise Inns Plc                                       1,582         25,531
  European Aeronautic Defense                               1,046         39,503
  Firstgroup Plc                                            1,940         13,409
  Friends Provident Plc                                     7,876         25,678
  Gallaher Group Plc                                        3,113         46,998
  George Wimpey Plc                                         1,661         13,717
  GKN Plc                                                   3,529         17,486
  GlaxoSmithKline Plc                                      26,023        657,705
  Grafton Group Plc                                         1,229         13,386
  Group 4 Secricor                                          6,342         17,567
  Hammerson Plc                                             1,256         22,085
  Hanson Plc                                                3,191         35,082
  Hays Plc                                                  7,866         16,984
  HBOS Plc                                                 15,558        265,800
  Hilton Group Plc                                          6,979         43,647
  HSBC Holdings Plc                                        49,172        789,317
  Iaws Group Plc*                                             878         12,629
  ICAP Plc                                                  1,863         12,981
  IMI Plc                                                   1,530         13,241
  Imperial Chemical Industries Plc                          5,197         29,685
  Imperial Tobacco                                          3,041         90,880
  Inchcape                                                    427         16,757
  Independent News & Media Plc                              4,467         13,433
  Intercontinental Hotel Group                              2,096         30,275
  Intertek Testing Services                                 1,035         12,412
  ITV Plc                                                  20,183         39,065
  Johnson Matthey Plc                                         887         21,547
  Kelda Group Plc                                           1,684         22,425
  Kerry Group Plc                                             753         16,679
  Kesa Electricals Plc                                      2,894         12,946
  Kingfisher Plc                                           10,470         42,739
  Land Securities Plc                                       1,942         55,564
  Legal & General Group Plc                                24,996         52,467
  Liberty International Plc                                   985         16,616
  Lloyds TSB Group Plc                                     23,477        197,315
  Logicacmg Plc                                             5,709         17,410
  London Stock Exchange Plc                                 1,188         12,672
  Man Group Plc                                             1,128         37,068
  Marks & Spencer Plc                                       6,635         57,648
  Meggitt Plc                                               2,156         13,428
  Missys Plc                                                2,149          8,827
  Mitchells & Butlers Plc                                   2,414         17,361
  National Grid Transco Plc                                11,351        111,025
  National Power Plc                                        7,159         29,499
  National Express Group Plc                                  849         12,569
  Next Plc                                                  1,108         29,262
  Pearson Plc                                               3,248   $     38,419
  Peninsular & Orient Steam Navigation                      3,205         25,696
  Persimmon Plc                                             1,025         22,185
  Pilkington                                                5,134         13,161
  Provident Financial Plc                                   1,406         13,244
  Prudential Plc                                           10,153         96,075
  Punch Taverns Plc                                         1,154         16,856
  Rank Group Plc                                            3,179         16,723
  Rechitt Benckiser Plc                                     2,498         82,517
  Reed Elsevier Plc                                         5,664         53,207
  Rentokil Initial Plc                                      9,156         25,756
  Reuters Group Plc                                         5,916         43,818
  Rexam Plc                                                 2,485         21,719
  Rio Tinto Plc Reg                                         4,245        193,907
  Rolls Royce Plc                                           6,589         48,465
  Royal Bank of Scotland Group Plc                         13,229        399,434
  Royal Dutch Shell Plc                                    12,422        397,086
  Royal Sun Alliance Ins. Group                            12,286         26,581
  Sage Group Plc                                            5,806         25,772
  Sainsbury (J) Plc                                         5,482         29,733
  Scot & Newcastle                                          3,627         30,359
  Scottish & Southern Energy                                3,632         63,363
  Scottish Power Plc                                        8,675         81,119
  Serco Group Plc                                           2,360         12,760
  Severn Trent Plc                                          1,611         30,045
  Signet Group Plc                                          9,292         17,186
  Slough Estates Plc                                        1,690         17,402
  Smith & Nephew Plc                                        4,217         38,852
  Smiths Group Plc                                          2,442         43,947
  Tate & Lyle                                               2,208         21,387
  Taylor Woodrow Plc                                        2,765         18,101
  Tesco Plc                                                31,668        180,616
  Thorn EMI                                                 4,039         16,851
  Tomkins Plc                                               3,368         17,369
  Travis Perkins Plc                                          543         13,079
  Trinity Mirror Plc                                        1,704         16,799
  Unilever Plc                                             11,752        116,564
  United Business Media Plc                                 1,187         13,013
  United Utilities Plc                                      3,660         42,247
  Vodafone Group Plc                                      289,419        624,919
  Whitbread Plc                                             1,300         21,230
  William Hill Plc                                          1,852         17,063
  Wolseley Plc                                              2,672         56,315
  WPP Group Plc                                             5,183         56,090
  Yell Group Plc                                            3,278         30,257
                                                                    ------------
                                                                      10,213,011
                                                                    ------------
    Total Common Stocks
         (cost $32,069,098)                                           43,101,516
                                                                    ------------

UNIT INVESTMENT TRUST - 3.59%
  *iShares MSCI EAFE Index Fund                            26,602      1,581,755
                                                                    ------------
    Total Unit Investment Trust
         (cost $1,314,989)                                             1,581,755
                                                                    ------------

TOTAL INVESTMENTS - 101.36%
   (cost $33,384,113)(1)                                              44,683,271
                                                                    ------------
OTHER ASSETS AND LIABILITIES - (1.36%)                                  (599,644)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $ 44,083,627
                                                                    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*    Non-income producing

(1) For federal income tax purposes, cost is $33,833,105 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $11,282,167 and ($432,001), respectively, with a net appreciation / depreciation of $10,850,166.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                          EAFE INTERNATIONAL INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value                                    $
44,683,271
  Cash
252,546
  Cash denominated in foreign currencies
20,476
  Receivables:
     Shares sold
13,687
     Securities sold
11,219
     Interest and dividends
73,254
  Receivable from Adviser
61,431
  Prepaid expenses and other
38,046
                                                                         ---------
---

45,153,930
                                                                         ---------
---
LIABILITIES
  Payables:
     Investment securities purchased
9,274
     Shares redeemed
945,679
     Directors' fees
1,199
     Custodian fees
17,006
     Fund accounting fees
32,879
     Professional fees
18,041
     Royalty fees
39,530
     Other accrued expenses
6,695
                                                                         ---------
---

1,070,303
                                                                         ---------
---
NET ASSETS*
  Paid-in capital
31,324,570
  Accumulated undistributed net investment income
819,482
  Accumulated net realized gain / (loss) on investments and
     futures contracts
640,391
  Net unrealized appreciation / (depreciation) on investments, futures contracts, and foreign currency translations
11,299,184
                                                                         ---------
---
                                                                         $
44,083,627

============
Shares authorized ($.10 par value)
20,000,000
Shares outstanding
537,721
Net asset value, offering and redemption price per share                 $
81.98
Investments at cost                                                      $
33,384,113
Foreign currencies investments at cost                                   $
20,450

*FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income                                          $
1,807,973
  Undistributed long-term gains                                          $
160,530
  Unrealized appreciation                                                $
10,850,166

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest                                                               $
17,806
  Dividends
1,489,807
  Foreign dividend taxes withheld
(152,245)
  Other income
337
                                                                         ---------
---

1,355,705
                                                                         ---------
---
EXPENSES
  Advisory fees
281,109
  Administration expenses
50,198
  Custodian fees and expenses
228,050
  Fund accounting fees and expenses
129,100
  Professional fees
19,642
  Directors' fees
5,839
  Transfer agent fees
10,233
  Royalty fee
18,980
  Other expenses
9,139
                                                                         ---------
---

752,290
  Reimbursements and waivers
(275,408)
                                                                         ---------
---

476,882
                                                                         ---------
---
NET INVESTMENT INCOME / (LOSS)
878,823
                                                                         ---------
---

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments and options
1,252,335

  Net change in unrealized appreciation / (depreciation) on
     investments, futures contracts, and foreign currency
     translations
4,008,365
                                                                         ---------
---

NET REALIZED AND UNREALIZED GAIN / (LOSS)
5,260,700
                                                                         ---------
---

NET INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS                  $
6,139,523

============

TRANSACTIONS WITH AFFILIATES:

              PERCENT OF CURRENT
               NET ASSET VALUE
----------------------------------------------
 ADVISORY       ADMINISTRATION       EXPENSE
    FEE              FEE             LIMIT(1)       WAIVER      REIMBURSEMENT
-----------------------------------------------------------------------------
   0.56%            0.10%            0.69%(2)     $       --    $     275,408

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

(2) The Adviser agreed to temporarily waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.95% of the average daily net assets of the portfolio until December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2005              2004
                                                                              ----
----------------------------
OPERATIONS
  Net investment income / (loss)                                              $
878,823    $      467,520
  Net realized gain / (loss) on investments and futures
1,252,335           556,595
  Net change in unrealized appreciation / (depreciation) on
   investments, futures contracts, and foreign currency translations
4,008,365         3,553,469
                                                                              ----
----------    --------------

6,139,523         4,577,584
                                                                              ----
----------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(503,262)         (369,685)
  Net realized gain on investments
(572,574)         (427,028)
                                                                              ----
----------    --------------

(1,075,836)         (796,713)
                                                                              ----
----------    --------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
10,937,411        41,242,581
  Reinvestment of distributions
1,075,836           796,713
  Payments for shares redeemed
(23,931,568)      (11,446,405)
                                                                              ----
----------    --------------

(11,918,321)       30,592,889
                                                                              ----
----------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS
(6,854,634)       34,373,760
NET ASSETS
  Beginning of period
50,938,261        16,564,501
                                                                              ----
----------    --------------
  End of period                                                               $
44,083,627    $   50,938,261

==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                               $
821,482    $      446,092

==============    ==============

FUND SHARE TRANSACTIONS
  Sold
145,658           589,544
  Reinvestment of distributions
14,523            12,104
  Redeemed
(307,624)         (173,659)
                                                                              ----
----------    --------------
     Net increase / (decrease) from fund share transactions
(147,443)          427,989

==============    ==============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                               $
36,761,946    $   47,061,926
                                                                              ----
----------    --------------
                                                                              $
36,761,946    $   47,061,926

==============    ==============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                               $
48,427,494    $   15,464,778
                                                                              ----
----------    --------------
                                                                              $
48,427,494    $   15,464,778

==============    ==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                             $
855,328    $      794,865
  Long-term capital gains
220,508             1,848
                                                                              ----
----------    --------------
                                                                              $
1,075,836    $      796,713

==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
LEHMAN AGGREGATE BOND INDEX PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index (the "Index").

STRATEGY - The Summit Pinnacle Lehman Aggregate Bond Index Portfolio (the "Portfolio") will invest at least 80% of the value of its assets in obligations issued or guaranteed by the U.S. Government, publicly-traded debt securities rated BBB or BAA3 or higher by a national rating agency, or cash and cash equivalents. Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts. The Portfolio will not purchase bonds rated below investment grade.

MANAGERS' COMMENTS:

For the year ended December 31, 2005, the Portfolio's total return 1.57% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 2.43% total return for the Index. The difference of 0.86% is referred to as "tracking error" and is largely attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; holding security positions in amounts that are different than the weightings in the Index; and the fact that the Portfolio is only a sample of the Index verses a complete replica, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.

                            FUND DATA

   Manager:                                      Gary Rodmaker
                                                 Dave Weisenburger
   Inception Date:                               April 1, 2003
   Total Net Assets:                             $37.66 Million
   Number of Holdings:                           92
   Average Duration:                             4.4 years
   Average Maturity:                             13.4 years
   Average Credit Quality:                       AA+/Aa1
   Current Yield:                                5.08%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Summit Lehman Aggregate Bond Index Portfolio - Total Return

             1-Year  Since Inception
             1.57%       2.47%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Separate account expenses are not included.
Absent limitation of expenses during certain of the periods shown, performance would have been lower.

           SUMMIT LEHMAN AGGREGATE BOND INDEX PORTFOLIO    LEHMAN BROTHERS
AGGREGATE BOND INDEX
Mar-2003                   $       10,000                            $
10,000
Apr-2003                   $       10,074                            $
10,083
May-2003                   $       10,272                            $
10,270
Jun-2003                   $       10,244                            $
10,250
Jul-2003                   $        9,853                            $
9,905
Aug-2003                   $        9,901                            $
9,971
Sep-2003                   $       10,172                            $
10,235
Oct-2003                   $       10,061                            $
10,140
Nov-2003                   $       10,076                            $
10,164
Dec-2003                   $       10,170                            $
10,267
Jan-2004                   $       10,249                            $
10,350
Feb-2004                   $       10,349                            $
10,462
Mar-2004                   $       10,419                            $
10,541
Apr-2004                   $       10,154                            $
10,266
May-2004                   $       10,110                            $
10,225
Jun-2004                   $       10,155                            $
10,283
Jul-2004                   $       10,246                            $
10,385
Aug-2004                   $       10,430                            $
10,583
Sep-2004                   $       10,455                            $
10,612
Oct-2004                   $       10,526                            $
10,701
Nov-2004                   $       10,445                            $
10,615
Dec-2004                   $       10,531                            $
10,713
Jan-2005                   $       10,594                            $
10,780
Feb-2005                   $       10,526                            $
10,716
Mar-2005                   $       10,480                            $
10,661
Apr-2005                   $       10,599                            $
10,806
May-2005                   $       10,703                            $
10,923
Jun-2005                   $       10,750                            $
10,982
Jul-2005                   $       10,654                            $
10,882
Aug-2005                   $       10,779                            $
11,022
Sep-2005                   $       10,656                            $
10,908
Oct-2005                   $       10,568                            $
10,822
Nov-2005                   $       10,603                            $
10,870
Dec-2005                   $       10,696                            $
10,973

                      QUALITY BREAKDOWN

                                                 (% OF PORTFOLIO)
                                                 ----------------
AAA                                                    77%
AA                                                      3%
A                                                      12%
BBB                                                     7%
BB                                                      1%

                 SECTOR ALLOCATIONS

U.S. Treasuries & Agency Obligations     26.0%
Mortgage & Asset Backed Securities       45.4%
Corporate Bonds & Notes                  24.7%
Short-Term & Other                        3.9%

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
LEHMAN AGGREGATE BOND INDEX PORTFOLIO                       FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS


PERIOD FROM

APRIL 1, 2003(1)
                                                              YEAR ENDED DECEMBER
31,       TO DECEMBER 31,
                                                          ------------------------
--------------------------
                                                             2005            2004
2003
                                                          ------------------------
--------------------------
Net asset value, beginning of period                      $     50.13     $
49.78       $     50.00
                                                          -----------     --------
---       -----------
Investment Activities:
  Net investment income / (loss)                                 1.83
1.71(4)           1.32
  Net realized and unrealized gains / (losses)                  (1.06)
0.03             (0.49)
                                                          -----------     --------
---       -----------
Total from Investment Activities                                 0.77
1.74              0.83
                                                          -----------     --------
---       -----------

DISTRIBUTIONS:
Net investment income                                           (1.84)
(1.39)            (1.05)
                                                          -----------     --------
---       -----------
Total Distributions                                             (1.84)
(1.39)            (1.05)
                                                          -----------     --------
---       -----------
Net asset value, end of period                            $     49.06     $
50.13       $     49.78
                                                          ===========
===========       ===========
Total return                                                     1.57%
3.55%             1.70%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)                0.60%
0.60%             0.60%(3)
Ratio of expenses to average net assets - gross                  0.63%
0.71%             1.10%(3)
Ratio of net investment income / (loss) to
average net assets                                               3.54%
3.26%             2.83%(3)
Portfolio turnover rate                                         15.93%
43.24%            31.94%(3)
Net assets, end of period (000's)                         $    37,657     $
32,786       $    10,296

(1)  COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3)  ANNUALIZED.
(4)  PER SHARE AMOUNTS ARE BASED ON AVERAGE SHARES OUTSTANDING.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                    LEHMAN AGGREGATE BOND INDEX PORTFOLIO

DECEMBER 31, 2005

                                              PRINCIPAL           VALUE
                                          -----------------------------
U.S. TREASURY OBLIGATIONS - 25.99%
U.S. TREASURY NOTES & BONDS - 25.99%
  5.625% due 02/15/06                     $     500,000   $     500,938
  6.500% due 10/15/06                           475,000         482,218
  6.250% due 02/15/07                           450,000         458,649
  2.250% due 02/15/07                           450,000         439,260
  2.750% due 08/15/07                           760,000         740,347
  6.125% due 08/15/07                           500,000         513,242
  5.500% due 02/15/08                           650,000         664,549
  5.625% due 05/15/08                           300,000         308,180
  3.125% due 10/15/08                           500,000         483,653
  3.375% due 12/15/08                           196,000         190,602
  5.500% due 05/15/09                           200,000         206,898
  6.000% due 08/15/09                           750,000         790,430
  6.500% due 02/15/10                           600,000         647,227
  5.750% due 08/15/10                           300,000         317,379
  4.375% due 08/15/12                           100,000          99,988
  3.875% due 02/15/13                           150,000         145,389
  3.625% due 05/15/13                           300,000         286,137
  6.250% due 08/15/23                           400,000         477,656
  5.500% due 08/15/28                           500,000         562,207
  5.250% due 11/15/28                           400,000         436,281
  5.250% due 02/15/29                           725,000         791,128
  6.125% due 08/15/29                           200,000         243,617
                                                          -------------
    Total U.S. Treasury Obligations
       (cost $9,844,433)                                      9,785,975
                                                          -------------

SOVEREIGN GOVERNMENT BONDS - 0.80%
  Republic of Italy
    (2.500% due 07/15/08)                       200,000         189,863
  New Brunswick
    (6.750% due 08/15/13)                       100,000         112,991
                                                          -------------
     Total Sovereign Government Bonds
        (cost $309,817)                                         302,854
                                                          -------------

MORTGAGE-BACKED SECURITIES - 41.04%
  FHLMC 2.500% due 03/15/06                     500,000         497,885
  FHLMC 2.375% due 04/15/06                     500,000         496,856
  FHLMC 5.500% due 07/15/06                     800,000         803,822
  FHMLC 3.500% due 09/15/07                   1,300,000       1,274,905
  FHLMC 5.750% due 03/15/09                     200,000         205,902
  FHLMC 5.000% due 05/01/18                   1,534,308       1,521,206
  FHLMC 4.500% due 09/01/18                     597,828         583,073
  FHLMC 5.000% due 11/01/20                     983,924         974,211
  FHLMC 5.000% due 02/01/33                   1,150,806       1,118,137
  FNMA 5.000% due 11/01/17                      233,511         231,385
  FNMA 5.500% due 08/01/18                      554,776         558,460
  FNMA 5.000% due 06/01/20                      867,800         858,564
  FNMA 6.500% due 04/01/23                       91,722          95,404
  FNMA 6.500% due 08/01/32                      604,802         618,288
  FNMA 5.500% due 07/01/33                    1,131,187       1,122,891
  FNMA 5.500% due 07/01/33                      879,784         873,332
  FNMA 6.000% due 08/01/33                      264,324         267,083
  FNMA 5.500% due 11/01/33                      972,797         965,663
  FNMA 5.000% due 10/01/34                    1,261,445       1,224,728
  GNMA 5.500% due 07/20/34                $   1,157,139   $   1,162,197
                                                          -------------
    Total Mortgage-Backed Securities
     (cost $15,817,236)                                      15,453,992
                                                          -------------

ASSET-BACKED SECURITIES - 4.37%
PRIVATE SECTOR - 4.37%
  BSCMS 2000-WF2 A1
   (7.110% due 10/15/32)                        240,274         247,453
  BSCMS 2003-T12 A3
   (4.240% due 08/13/39)                        350,000         337,603
  BSCMS 2004-PWR5 A2
   (4.254% due 07/11/42)                        580,000         563,965
  JPMCC 2001-C1 A2
   (5.464% due 01/12/11)                        493,883         496,818
                                                          -------------
   Total Asset-Backed Securities
     (cost $1,683,424)                                        1,645,839
                                                          -------------

CORPORATE BONDS AND NOTES - 24.66%
AEROSPACE & DEFENSE - 0.65%
  United Technologies Corp.
    (4.375% due 05/01/10)                       250,000         245,978
                                                          -------------
BANK, BANK HOLDING COMPANIES, &
OTHER BANK SERVICES - 3.49%
  Citigroup Capital
    (7.750% due 12/01/36)                       100,000         105,210
  Federal Farm Credit Bank
    (4.250% due 02/01/12)                       750,000         729,710
  Key Bank
    (5.000% due 07/17/07)                       185,000         184,977
  Residential Asset Corp.
    (4.610% due 06/25/33)                       298,000         292,702
                                                          -------------
                                                              1,312,599
                                                          -------------
CAPITAL GOODS - 3.70%
  Eaton Corp.
    (5.750% due 07/15/12)                       439,000         458,359
  Emerson Electric Co.
    (4.750% due 10/15/15)                       200,000         195,682
  General Electric Capital Corp
    (6.125% due 02/22/11)                       250,000         263,013
  Honeywell International
    (7.500% due 03/01/10)                       108,000         118,687
  Masco Corp
    (5.875% due 07/15/12)                       180,000         182,566
  Pitney Bowes Inc.
    (4.625% due 10/01/12)                       180,000         176,215
                                                          -------------
                                                              1,394,522
                                                          -------------
CONSUMER NON-DURABLE - 2 56%
  Campbell Soup Co.
    (5.875% due 10/01/08)                       230,000         235,224
  Cargill Inc.(2)
    (5.000% due 11/15/13)                       250,000         246,850
  Cintas Corp.
    (5.125% due 06/01/07)                        68,000          68,170
  Diageo Capital
    (3.375% due 03/20/08)                       136,000         131,666
  Eli Lilly
    (2.900% due 03/15/08)                       100,000          95,973

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                              PRINCIPAL           VALUE
                                          -----------------------------
CORPORATE BONDS AND NOTES - 24.66%
  E.W. Scripps Co
    (5.750% due 07/15/12)                 $     180,000   $     185,912
                                                          -------------
                                                                963,795
                                                          -------------
ENERGY - 4.15%
  Cheveron Phillips
    (7.000% due 03/15/11)                       200,000         214,886
  Colonial Pipeline Co.(2)
    (7.750% due 11/01/10)                       375,000         419,397
  Colonial Pipeline Co.(2)
    (6.580% due 08/28/32)                       100,000         116,624
  Conoco Funding Co.
    (6.350% due 10/15/11)                        80,000          85,718
  Devon Financing Corp.
    (6.875% due 09/30/11)                       280,000         306,274
  Exelon Generation Co.
    (5.350% due 01/15/14)                       230,000         229,314
  Public Service Inc.
    (6.625% due 02/15/11)                       180,000         192,143
                                                          -------------
                                                              1,564,356
                                                          -------------
FINANCE - 1.03%
  American General Finance
    (5.375% due 09/01/09)                       210,000         211,809
  TIAA Global Market(2)
    (4.125% due 11/15/07)                       180,000         177,546
                                                          -------------
                                                                389,355
                                                          -------------
HEALTH CARE - 1.40%
  Amgen Inc.
    (6.500% due 12/01/07)                       180,000         185,450
  Bard C.R. Inc.
    (6.700% due 12/01/26)                       250,000         286,183
  Pharmacia Corp.
    (5.875% due 12/01/08)                        50,000          51,502
                                                          -------------
                                                                523,135
                                                          -------------
INSURANCE - 0.47%
  Progessive Corp.
    (6.375% due 01/15/12)                       165,000         176,457
                                                          -------------
MEDIA & CABLE - 0.54%
  Comcast Corp.
    (5.300% due 01/15/14)                       100,000          98,105
  Thomson Corp.
    (6.200% due 01/05/12)                       100,000         105,382
                                                          -------------
                                                                203,487
                                                          -------------
MANUFACTURING - 4.01%
  Alcoa Inc.
    (6.500% due 06/01/11)                       200,000         213,501
  Champion International Corp.
    (7.200% due 11/01/26)                       200,000         215,314
  Ford Motor Co.
    (6.375% due 02/01/29)                 $     500,000   $     315,000
  Westvaco Corp.
    (7.950% due 02/15/31)                       500,000         575,399
  Weyerhauser Co.
    (6.750% due 03/15/12)                       180,000         191,050
                                                          -------------
                                                              1,510,264
                                                          -------------
REAL ESTATE - 0.93%
  Archstone-Smith
    (5.250% due 05/01/15)                       250,000         246,542
  Camden Trust
    (5.875% due 11/30/12)                       100,000         102,037
                                                          -------------
                                                                348,579
                                                          -------------
TELECOMMUNICATIONS - 1.26%
  GTE
    (7.510% due 04/01/09)                       180,000         191,088
  GTE North Inc.
    (6.940% due 04/15/28)                        80,000          85,616
  Sprint Capital Corp.
    (6.875% due 11/15/28)                       180,000         196,684
                                                           -------------
                                                                473,388
                                                          -------------
  TRANSPORTATION - 0.47%
  CSX Corp.
    (4.875% due 11/01/09)                       180,000         178,660
                                                          -------------
    Total Corporate Bonds & Notes
      (cost $9,622,157)                                       9,284,575
                                                          -------------

                                                  SHARE           VALUE
                                          -----------------------------
UNIT INVESTMENT TRUST - 1.78%
  iShares Lehman Aggregate Bond Fund*             6,650   $     668,924
                                                          -------------
     Total Unit Investment Trust
       (cost $669,486)                                          668,924
                                                          -------------

SHORT-TERM INVESTMENTS - 0.28%
NORTHERN TRUST DIVERSIFIED ASSETS               107,062         107,062
                                                          -------------
     Total Short-Term Investments
        (cost $107,062)                                         107,062
                                                          -------------
TOTAL INVESTMENTS - 98.92%
  (cost $38,053,615)(1)                                      37,249,221
                                                          -------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(3) - 25.17%                                   9,478,742
                                                          -------------
OTHER ASSETS AND LIABILITIES - (24 09%)                      (9,070,521)
                                                          -------------
TOTAL NET ASSETS - 100.00%                                $  37,657,442
                                                          =============

*    Non-income producing.

(1) For federal income tax purposes, cost is $38,059,167 and gross unrealized appreciation and depreciation of securities as of December 31, 2005 was $115,045 and ($924,991), respectively, with a net appreciation / depreciation of ($809,946).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $13,585,376, $9,478,742, and $4,386,050, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                       LEHMAN AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
  Investments in securities, at value
$  37,249,221
  Collateral for securities loaned, at fair value
9,478,742
  Receivables:
    Shares sold
33,949
    Interest and dividends
423,020
  Prepaid expenses and other
2,478

-------------

47,187,410

-------------
LIABILITIES
  Payables:
    Shares redeemed
4,179
    Payable upon return of securities loaned
9,478,742
    Advisory fees
10,783
    Administration expenses
3,936
    Directors' fees
1,208
    Custodian fees
139
    Fund accounting fees
10,867
    Professional fees
15,756
    Other accrued expenses
4,358

-------------

9,529,968

-------------
NET ASSETS*
  Paid-in capital
38,458,760
  Accumulated undistributed net investment income
206,429
  Accumulated net realized gain / (loss) on investments and futures contracts
(203,353)
  Net unrealized appreciation / (depreciation) on investments
(804,394)

-------------

$  37,657,442

=============
Shares authorized ($.10 par value)
20,000,000

Shares outstanding
767,654

Net asset value, offering and redemption price per share
$       49.06

Investments at cost
$  38,053,615

*FEDERAL TAX DATA AS OF DECEMBER 31, 2005

  Undistributed ordinary income
$     206,429

    CAPITAL LOSS CARRYFORWARD EXPIRING DECEMBER 31:
------------------------------------------------------
      2011            2012             2013
      ----            ----             ----
   $ (65,139)      $ (58,001)       $ (74,662)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Interest
$   1,430,863
  Dividends
24,837
  Other income
9,679

-------------

1,465,379

-------------
EXPENSES
  Advisory fees
106,091
  Administration expenses
35,364
  Custodian fees and expenses
3,110
  Fund accounting fees and expenses
40,721
  Professional fees
16,553
  Directors' fees
4,179
  Transfer agent fees
10,329
  Other expenses
5,899

-------------

222,246
  Reimbursements and waivers
(10,065)

-------------

212,181

-------------
NET INVESTMENT INCOME / (LOSS)
1,253,198

-------------
REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments and options
(4,812)
  Net change in unrealized appreciation /(depreciation) on investments
(709,227)

-------------
NET REALIZED AND UNREALIZED GAIN / (LOSS)
(714,039)

-------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM OPERATIONS
$     539,159

=============

TRANSACTIONS WITH AFFILIATES:

                       PERCENT OF CURRENT
                        NET ASSET VALUE
-------------------------------------------------------------
     ADVISORY           ADMINISTRATION           EXPENSE
       FEE                   FEE                 LIMIT(1)             WAIVER
REIMBURSEMENT
----------------------------------------------------------------------------------
-------------------
      0.30%                 0.10%                 0.30%              $     --
$      10,065

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31,


2005              2004

--------------------------------
OPERATIONS
  Net investment income / (loss)
$    1,253,198    $      916,010
  Net realized gain / (loss) on investments and futures
(4,812)           27,952
  Net change in unrealized appreciation / (depreciation) on investments
(709,227)          (63,875)

--------------    --------------

539,159           880,087

--------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income
(1,307,757)         (871,519)

--------------    --------------

(1,307,757)         (871,519)

--------------    --------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold
9,717,357        36,483,759
  Reinvestment of distributions
1,307,757           871,519
  Payments for shares redeemed
(5,384,783)      (14,874,112)

--------------    --------------

5,640,331        22,481,166

--------------    --------------
NET INCREASE / (DECREASE) IN NET ASSETS
4,871,733        22,489,734
NET ASSETS
  Beginning of period
32,785,709        10,295,975

--------------    --------------
  End of period
$   37,657,442    $   32,785,709

==============    ==============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
$      206,429    $      185,586

==============    ==============

FUND SHARE TRANSACTIONS
  Sold                                                                     195,641
726,338
  Reinvestment of distributions                                             26,556
17,551
  Redeemed
(108,502)         (296,741)
                                                                    --------------
--------------
    Net increase / (decrease) from fund share transactions                 113,695
447,148
                                                                    ==============
==============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                     $      452,975
$           --
  U.S. Government Securities                                             6,515,096
26,066,150
  Corporate Bonds                                                        3,827,955
8,061,738
                                                                    --------------
--------------
                                                                    $   10,796,026
$   34,127,888
                                                                    ==============
==============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                     $      453,506
$           --
  U.S. Government Securities                                             4,087,576
8,164,771
  Corporate Bonds                                                          897,636
3,435,321
                                                                    --------------
--------------
                                                                    $    5,438,718
$   11,600,092
                                                                    ==============
==============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                   $    1,307,757
$      871,519
                                                                    --------------
--------------
                                                                    $    1,307,757
$      871,519
                                                                    ==============
==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc., ("Summit Mutual Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The shares of the Pinnacle Series (the "Series") are sold to insurance companies and their separate accounts to fund the benefits under certain variable insurance products. The results of the Series presented exclude the additional fees and expenses of variable annuity or variable life insurance contracts. The Series' shares are offered in nine different portfolios - Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, EAFE International Index Portfolio, and Lehman Aggregate Bond Index Portfolio (individually "Portfolio", collectively "Portfolios"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, and EAFE International Index Portfolio seek investment results that correspond to the total return performance of common stocks as represented by their respective index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. The results of the Portfolio(s) for your investment product are included herein.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

FEDERAL TAXES - It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable insurance products, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS - Distributions from net investment income in all fixed income Portfolios generally are declared and paid quarterly. Equity Portfolios generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of Summit Mutual Funds are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Portfolio based on specific identification.

FOREIGN CURRENCY - Summit Mutual Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the New York Currency Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

FUTURES CONTRACTS - S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, and EAFE International Index Portfolio (collectively, the "Index Portfolios") may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million (or $50 million in the case of the Nasdaq-100 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, and the EAFE International Index Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Index Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Index Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

PORTFOLIO SECURITIES LOANED - The Portfolios currently lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in "Other Income" on the Statement of Operations. Collateral is maintained at not less than 100% of the current market value of loaned securities. Although the risk of lending is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Portfolios may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - Summit Mutual Funds pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser") under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with Summit Mutual Funds. Summit Mutual Funds pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis.

SELECTION AND APPROVAL FACTORS - At its November 14, 2005 meeting, the Board of Directors renewed the Adviser's contract and approved the advisory fees at the same level as in the prior year. The following factors, among others, were considered in the Board's decision: (1) The nature, extent and quality of the services provided by the Adviser have been consistent and continue to meet the standards established by the Board; (2) The investment performance of the Funds, when compared to industry rankings and other criteria, in all cases exceeded the 50th percentile; (3) The costs and profitability of the services provided by the Adviser were analyzed, and the Board determined that staff compensation (the largest cost component) was appropriate to maintain continuity in service, and that the Adviser's profitability was in line with industry standards; (4) The Board discussed economies of scale and determined that they have not been achieved and are not expected in the near term because of the relatively small size of the Funds; and (5) Fee levels were determined to be competitive and reflective of current industry and Adviser conditions. The structure and level of fees will be addressed as economies of scale are realized to the benefit of shareholders.

ADMINISTRATION FEES - Summit Mutual Funds pays the Adviser to perform certain administration services. Summit Mutual Funds shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of Summit Mutual Funds.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of Union Central. On or about January 28, 2005, the boards of directors of Union Central and The Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction has been approved by the members and policyholders of both insurance companies. In accordance with appropriate regulatory approval, the Ohio Department of Insurance has also approved the merger. The effective date of the merger is January 1, 2006.

NOTE 3 - MULTIPLE CLASSES OF SHARES

On October 4, 2005, the Russell 2000 Small Cap Index Portfolio began offering a second class of shares (Class F). The Class F shares are subject to a Distribution and Shareholder Service Plan ("12b-1 Plan"), which was approved by the Funds' Board of Directors effective August 15, 2005. The 12b-1 Plan provides that each 12b-1 Plan class shall pay to the Series' Distributor, Carillon Investments, Inc., a fee for payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions for distribution assistance and/or shareholder services in connection with the 12b-1 Plan class shares. The fee shall be in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of each 12b-1 Plan class. Since the fee is paid out of the assets or income of the 12b-1 Plan Class on an ongoing basis, over time the fee will increase the cost and reduce the return of an investment.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SUMMIT MUTUAL FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Summit Mutual Funds, Inc. - Pinnacle Series (the "Funds"), including the Zenith Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, EAFE International Index Portfolio, and Lehman Aggregate Bond Index Portfolio, as of December 31, 2005, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Chicago, Illinois
February 10, 2006

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                          MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS


NUMBER OF
                                        TERM OF
PORTFOLIOS IN            OTHER
                      POSITION(S)      OFFICE AND
FUND COMPLEX          DIRECTORSHIPS
   NAME, AGE AND       WITH THE        LENGTH OF        PRINCIPAL OCCUPATION(S)
OVERSEEN BY            HELD BY
    ADDRESS(1)           FUND         TIME SERVED       DURING PAST FIVE YEARS
DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------
-----------------------------------------------
Theodore H. Emmerich  Director and    Director    Consultant; former Partner,
Ernst &      16       American Financial Group
(79)                  Chairman        since 1987  Whinney, Accountants

Yvonne L. Gray        Director        Director    Chief Operating Officer, United
Way      16
(54)                                  since 1999  of Greater Cincinnati (Social
                                                  Services Provider); prior
thereto,
                                                  Vice President / Trust
Operations
                                                  Officer, Fifth Third Bank;
former
                                                  Audit Manager, Price Waterhouse
                                                  (Accounting Firm)

Michael K. Keating    Director        Director    Managing Director, Keating
Vollmer       16
(50)                                  since 2005  & Co. LLC (Private Equity
                                                  Investment Firm)

David C. Phillips     Director        Director    Co-Founder, Cincinnati Works
Inc.        16       Meridian Bioscience, Inc.;
(67)                                  since 2001  (Job Placement); prior thereto,
Cintas, Inc.
                                                  Chief Executive Officer,
Downtown
                                                  Cincinnati Inc. (Economic
                                                  Revitalization of Cincinnati)

Mary W. Sullivan      Director        Director    Attorney, Peck, Shaffer &
Williams       16       Franklin Savings and Loan Co.;
(49)                                  since 2001  LLP (Law Firm)
First Franklin Corporation

INTERESTED DIRECTORS AND OFFICERS


NUMBER OF
                                        TERM OF
PORTFOLIOS IN            OTHER
                      POSITION(S)      OFFICE AND
FUND COMPLEX          DIRECTORSHIPS
   NAME, AGE AND       WITH THE        LENGTH OF        PRINCIPAL OCCUPATION(S)
OVERSEEN BY            HELD BY
    ADDRESS(1)           FUND         TIME SERVED       DURING PAST FIVE YEARS
DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------
------------------------------------------------
Steven R.             Director,       Director    Senior Vice President, Union
16       Carillon Investments, Inc.;
Sutermeister*         President and   since       Central; President and Chief
Summit Investment Partners,
(51)                  Chief Executive 1999        Executive Officer, Adviser.
Inc.; Union Central Mortgage
                      Officer
Funding, Inc.

John F. Labmeier      Vice President  Officer     Vice President, Associate
General        NA       NA
1876 Waycross Rd      and Secretary   since 1990  Counsel and Assistant Secretary,
Cincinnati, OH 45240.                             Union Central; Vice President
and
(56)                                              Secretary, Carillon Investments,
                                                  Inc.; Secretary, Adviser

Thomas G. Knipper     Vice President, Officer     Treasurer and Chief Compliance
NA       NA
(48)                  Controller and  since 1995  Officer, Adviser
                      Chief
                      Compliance
                      Officer

Gerald Q. Herbert     Treasurer       Officer     Director of Finance and
Accounting,      NA       NA
(39)                                  since 2005  Adviser; prior thereto,
Controller,
                                                  General Factory Supplies Co.

John M. Lucas         Assistant       Officer     Second Vice President, Counsel
and       NA       NA
1876 Waycross Rd.     Secretary       since 1990  Assistant Secretary, Union
Central
Cincinnati, OH 45240
(54)

----------
(1) Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH 45202

* Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

     Note - The Statement of Additional Information includes additional information about fund directors and is available without charge, upon request, by calling 1-877-546-FUND.

The Summit Pinnacle Series is distributed to insurance company separate accounts available in variable annuity and variable universal life insurance products. Summit Pinnacle Series is distributed by Carillon Investments, Inc., Cincinnati, Ohio, Member SIPC. The Pinnacle Series consists of the following Portfolios:

     EQUITY INDEX ACCOUNTS
     S&P 500 Index Portfolio
     S&P MidCap 400 Index Portfolio
     Russell 2000 Small Cap Index Portfolio
     Nasdaq-100 Index Portfolio
     EAFE International Index Portfolio

     FIXED INCOME & BALANCED INDEX ACCOUNT
     Balanced Index Portfolio
     Lehman Aggregate Bond Index Portfolio

     MANAGED ACCOUNTS
     Zenith Portfolio
     Bond Portfolio

The Summit Apex Series is a family of Mutual Funds intended for institutional and retail accounts. For more complete information about the Summit Mutual Funds' Apex Series, including charges and expenses, call 888-259-7565 for a prospectus. Please read it carefully before you invest or send money. Summit Apex Series is distributed by Quasar Distributors, LLC., Milwaukee, Wisconsin, Member SIPC.
The Apex Series consists of the following Funds:

     EQUITY INDEX ACCOUNTS
     Nasdaq-100 Index Fund

     MANAGED ACCOUNTS
     Everest Fund
     Bond Fund
     Short-term Government Fund
     High Yield Bond Fund

     STABLE VALUE ACCOUNT
     Money Market Fund

Please visit our Website at www.summitfunds.com to learn more about the Summit Mutual Funds.

SMFI 231PINNACLE 12/05


[SUMMIT MUTUAL FUNDS LOGO]

ITEM 2.   CODE OF ETHICS

As of the end of the period covered by this report
(December 31, 2005), the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer/controller. This code of ethics is posted on the Fund's website, www.summitfunds.com.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

The Audit Committee of the Summit Mutual Funds, Inc. Board of Directors has named the following financial experts:

     - Theodore H. Emmerich, Independent Director
     - Yvonne L. Gray, Independent Director
     - David C. Phillips, Independent Director

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

                                            Fiscal Year Ended 12/31
                                            -----------------------
                                             2005           2004
                                           --------       --------
(a) Audit Fees                             $142,271       $122,925
(b) Audit-related Fees                        3,000        -
(c) Tax Fees                                -              -
(d) All Other Fees                          -              -
(e) (1) Pre-approval Policy* (see below)
(e) (2) % above that were pre-approved      0%             0%
(f) If greater than 50%, disclose hrs.      N/A            N/A
(g) Non-audit fees rendered to Adviser
    (or affiliate that provided services
     to the Funds).                         174,500         71,250
(h) Disclose whether the Audit Committee
    has considered whether the provisions
    of non-audit services rendered to the
    Adviser that were NOT pre-approved is
    compatible with maintaining the
    auditor's independence.                 Yes            Yes

*(e) (1) The following discloses the audit committee's pre-approval policies and procedures, as set forth in the Audit Committee Charter:

     "(c) The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the Accountant, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (c) shall be presented to the full Committee at its next scheduled meeting.

      (d) Pre-approval for a non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the Accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

      (e) The Committee shall pre-approve the Accountant's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund in accordance with paragraph (c) above, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Accountant by the Fund, the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception)."

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

Included in Report to Shareholders.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
          COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END
          MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Registrant's President and Controller have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS

          (1)  Code of Ethics, filed herewith.
          (2) Certifications pursuant to Rule 30a-2(a) under the Act filed herewith.
          (3) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Mutual Funds, Inc.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:    March 8, 2006
      -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Steven R. Sutermeister
      -------------------------------------------
      Steven R. Sutermeister, President

Date:   March 8, 2006
      -------------------------------------------

By:   /s/ Thomas G. Knipper
      -------------------------------------------
      Thomas G. Knipper, Controller

Date:   March 8, 2006
      -------------------------------------------